Document and Entity Information	6 Months Ended
Jun. 30, 2013
Document And Entity Information
Document Type	S-4
Amendment Flag	false
Document Period End Date	Jun 30, 2013
Entity Registrant Name	Magnum Hunter Resources Corp
Entity Central Index Key	0001335190
Entity Filer Category	Large Accelerated Filer

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
CURRENT ASSETS:
Cash and cash equivalents	$ 32,742	$ 57,623	$ 14,851
Restricted cash	0	1,500	0
Accounts receivable	72,094	124,861	48,083
Derivative assets	3,205	5,146	5,732
Inventory	13,088	9,162	4,534
Investments	49,294	3,278	497
Prepaid expenses and other assets	2,977	2,249	1,224
Assets held for sale	500	500	2,748
Total current assets	173,900	204,319	77,669
PROPERTY, PLANT AND EQUIPMENT:
Oil and natural gas properties, successful efforts method of accounting	1,737,830	1,908,118	1,024,975
Accumulated depletion, depreciation, and amortization	(187,810)	(185,615)	(62,010)
Total oil and natural gas properties, net	1,550,020	1,722,503	962,965
Gas transportation, gathering and processing equipment, net	247,720	201,910	112,169
Total property and equipment, net	1,797,740	1,924,413	1,075,134
OTHER ASSETS:
Deferred financing costs, net of amortization	21,610	23,862	10,642
Derivatives and other assets	4,452	6,455	1,913
Intangible assets, net	7,616	8,981	0
Goodwill	30,602	30,602	0
Assets held for sale		0	3,402
Total Assets	2,035,920	2,198,632	1,168,760
CURRENT LIABILITIES:
Current portion of notes payable	4,353	3,991	4,565
Accounts payable	120,375	196,515	138,320
Accrued liabilities	10,520	11,212	3,708
Revenue payable	19,189	20,394	10,781
Derivatives and other liabilities	20,581	11,544	7,454
Liabilities associated with assets held for sale		0	2,847
Asset Retirement Obligation, Current	3,099	2,358	495
Total current liabilities	175,018	243,656	167,675
Long-term debt	665,318	886,769	285,824
Asset retirement obligation	30,258	28,322	20,089
Deferred tax liability	66,881	74,258	95,299
Derivative liabilities	56,123	47,524	6,112
Other long-term liabilities	5,521	5,573	2,842
Liabilities associated with assets held for sale		0	267
Total liabilities	999,119	1,286,102	578,108
COMMITMENTS AND CONTINGENCIES
REDEEMABLE PREFERRED STOCK:
Redeemable preferred stock	221,271	200,878	100,000
SHAREHOLDERS' EQUITY:
Common stock	1,706	1,700	1,298
Additional paid in capital	722,302	715,033	569,690
Accumulated deficit	(213,858)	(307,484)	(140,070)
Accumulated other comprehensive loss	(16,239)	(8,889)	(12,463)
Treasury stock, at cost	(1,914)	(1,914)	(1,310)
Unearned common stock in KSOP at cost, none and 153,300 shares as of December 31, 2012 and 2011, respectively		0	(604)
Total Magnum Hunter Resources Corporation shareholders' equity	806,280	701,513	488,456
Non-controlling interest	9,250	10,139	2,196
Total shareholders' equity	815,530	711,652	490,652
Total Liabilities and Shareholders’ Equity	2,035,920	2,198,632	1,168,760
Series C Cumulative Perpetual Preferred Stock
REDEEMABLE PREFERRED STOCK:
Redeemable preferred stock	100,000	100,000	100,000
Series A Convertible Preferred Units
REDEEMABLE PREFERRED STOCK:
Redeemable preferred stock	121,271	100,878	0
Series D Cumulative Preferred Stock
SHAREHOLDERS' EQUITY:
Preferred stock	221,244	210,441	71,878
Series E Cumulative Convertible Preferred Stock
SHAREHOLDERS' EQUITY:
Preferred stock	95,069	94,371	0
Treasury stock, at cost	(2,030)	(1,750)	0
Exchangeable common stock
SHAREHOLDERS' EQUITY:
Common stock	0	5	37
Prc Williston Llc [Member]
CURRENT ASSETS:
Cash and cash equivalents	50	0	0
Accounts receivable	889	703	2,188
Inventory	261	0
Total current assets	1,200	703	2,188
PROPERTY, PLANT AND EQUIPMENT:
Oil and natural gas properties, successful efforts method of accounting	32,820	33,800	46,462
Accumulated depletion, depreciation, and amortization	(16,251)	(15,543)	(13,855)
Total oil and natural gas properties, net	16,569	18,257	32,607
OTHER ASSETS:
Total Assets	17,769	18,960	34,795
CURRENT LIABILITIES:
Accounts Payable and Accrued Liabilities, Current	1,879	1,402	1,319
Asset Retirement Obligation, Current	936	889	0
Due to Affiliate, Current	59,871	58,966	60,173
Total current liabilities	62,686	61,257	61,492
Asset retirement obligation	1,338	1,274	1,983
Total liabilities	64,024	62,531	63,475
SHAREHOLDERS' EQUITY:
Members' Equity	(46,255)	(43,571)	(28,680)
Total Liabilities and Shareholders’ Equity	$ 17,769	$ 18,960	$ 34,795

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Jun. 30, 2013 Series C Cumulative Perpetual Preferred Stock	Dec. 31, 2012 Series C Cumulative Perpetual Preferred Stock	Dec. 31, 2011 Series C Cumulative Perpetual Preferred Stock	Jun. 30, 2013 Series A Convertible Preferred Units	Dec. 31, 2012 Series A Convertible Preferred Units	Dec. 31, 2011 Series A Convertible Preferred Units	Jun. 30, 2013 Series D Cumulative Preferred Stock	Dec. 31, 2012 Series D Cumulative Preferred Stock	Dec. 31, 2011 Series D Cumulative Preferred Stock	Dec. 31, 2012 Series E Cumulative Convertible Preferred Stock	Jun. 30, 2013 Series E Cumulative Convertible Preferred Stock	Dec. 31, 2012 Series E Cumulative Convertible Preferred Stock	Dec. 31, 2011 Series E Cumulative Convertible Preferred Stock	Jun. 30, 2013 Exchangeable common stock	Dec. 31, 2012 Exchangeable common stock	Dec. 31, 2011 Exchangeable common stock
Accounts receivable, allowance for doubtful accounts (in dollars)	$ 444,000	$ 448,000	$ 311,000
Amortization of deferred financing costs (in dollars)	9,708,000	8,024,000	958,000
Cumulative dividend rate for Series C Cumulative and Series A Convertible Preferred Stock (as a percent)				10.25%	10.25%	10.25%	8.00%	8.00%	8.00%
Preferred stock, shares authorized				4,000,000	4,000,000	4,000,000
Preferred Stock, shares issued				4,000,000	4,000,000	4,000,000	8,902,326	7,672,892	0
Preferred Stock, shares outstanding				4,000,000	4,000,000	4,000,000	8,902,326	7,672,892	0
Preferred Stock, liquidation preference (in dollars per share)				$ 25	$ 25	$ 25
Preferred Stock, liquidation preference							$ 202,446	$ 167,403	$ 0
Preferred Stock, shares authorized	10,000,000	10,000,000	10,000,000							5,750,000	5,750,000	5,750,000	12,000	12,000	12,000	12,000
Cumulative dividend rate for cumulative preferred stock (as a percent)					10.25%					8.00%	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%
Preferred Stock, shares issued										4,424,889	4,208,821	1,437,558	3,775	3,803	3,775	0
Preferred Stock, shares outstanding								7,672,892		4,424,889	4,208,821	1,437,558	3,705	3,722	3,705	0
Preferred Stock, liquidation preference (in dollars per share)										$ 50	$ 50	$ 50	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01														$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	350,000,000	250,000,000	250,000,000
Common stock, shares issued	170,670,884	170,032,999	129,803,374														0	505,835	3,693,871
Common stock, shares outstanding	169,755,932	169,118,047	129,041,722														0	505,835	3,693,871
Treasury stock, shares	914,952	914,952	761,652										70	81	70	0
Unearned common stock in KSOP		0	153,300

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended			6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012		Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
REVENUE:
Oil and gas sales	$ 66,457	$ 37,185		$ 119,022	$ 74,967	$ 173,283		$ 85,966	$ 26,974
Gas transportation, gathering and processing	14,413	4,199		30,309	5,360	13,040		494	163
Oil field services	3,612	957		7,305	4,614	12,333		7,149	1,222
Other revenue	(442)	117		(419)	(154)	204		(168)	250
Total revenue	84,040	42,458		156,217	84,787	198,860		93,441	28,609
EXPENSES:
Lease operating expenses	20,609	10,700		32,740	21,540	45,684		25,456	10,678
Severance taxes and marketing	4,852	2,740		8,045	5,559	10,787		6,482	2,347
Exploration and abandonments	5,157	9,409		34,940	18,425	117,216		2,645	942
Gas transportation, gathering and processing	13,414	1,971		26,845	2,091	8,028		373	214
Oil field services	4,066	1,567		7,401	3,567	10,037		6,759	1,272
Impairment of Proved Oil and Gas Properties	16,034	0		16,034	0	4,096		21,792	306
Depletion, depreciation, amortization and accretion	37,986	22,669		67,040	42,322	99,900		36,961	8,189
General and administrative	19,601	16,796		41,907	31,639	64,388		62,902	24,773
Total expenses	121,719	65,852		234,952	125,143	360,136		163,370	48,721
OPERATING LOSS	(37,679)	(23,394)	[1]	(78,735)	(40,356)	(161,276)	[1]	(69,929)	(20,112)
OTHER INCOME (EXPENSE):
Interest income	94	62		205	96	230		27	61
Interest expense	(18,842)	(19,432)		(37,593)	(24,816)	(51,846)		(11,984)	(3,584)
Interest Expense	(17,149)	(9,909)		(35,043)	(14,730)	(51,846)		(11,984)	(3,584)
Gain (loss) on derivative contracts, net	6,400	18,104		(1,091)	19,207	22,239		(6,346)	814
Other	1,466	931		2,488	1,965	2,046		1,601	9
Total other expense	(10,882)	(335)		(35,991)	(3,548)	(27,331)		(16,702)	(2,700)
Loss from continuing operations before income tax	(48,561)	(23,729)		(114,726)	(43,904)	(188,607)		(86,631)	(22,812)
Income tax benefit	43,566	6,858		48,420	9,150	32,196		2,987	0
Loss from continuing operations	(4,995)	(16,871)		(66,306)	(34,754)	(156,411)		(83,644)	(22,812)
Income from discontinued operations, net of tax	(2,403)	2,416		14,208	7,517	17,281		7,232	2,481
Gain (loss) on sale of discontinued operations, net of tax	172,452	0		172,452	2,224	2,409		0	6,660
Net income (loss)	165,054	(14,455)		120,354	(25,013)	(136,721)		(76,412)	(13,671)
Net loss (income) attributable to non-controlling interest	386	(48)		889	(22)	4,013		(249)	(129)
Net loss attributable to Magnum Hunter Resources Corporation	165,440	(14,503)		121,243	(25,035)	(132,708)		(76,661)	(13,800)
Dividends on preferred stock	(14,129)	(8,205)		(27,617)	(12,860)	(34,706)		(14,007)	(2,467)
Net loss attributable to common shareholders	151,311	(22,708)		93,626	(37,895)	(167,414)		(90,668)	(16,267)
Weighted average number of common shares outstanding, basic and diluted	169,690,633	151,464,372		169,657,806	142,293,282	155,743,418		113,154,270	63,921,525
Loss from continuing operations per share, basic and diluted	$ (0.11)	$ (0.17)		$ (0.55)	$ (0.34)	$ (1.2)		$ (0.86)	$ (0.39)
Income from discontinued operations per share, basic and diluted	$ 1	$ 0.02		$ 1.1	$ 0.07	$ 0.13		$ 0.06	$ 0.14
Net loss per common share, basic and diluted	$ 0.89	$ (0.15)		$ 0.55	$ (0.27)	$ (1.07)		$ (0.8)	$ (0.25)
Loss from continuing operations	(4,609)	(16,919)		(65,417)	(34,776)	(152,398)		(83,893)	(22,941)
Income from discontinued operations, net of tax	170,049	2,416		186,660	9,741	19,690		7,232	9,141
Prc Williston Llc [Member]
REVENUE:
Oil and gas sales	1,687	2,102		3,296	4,189	7,552		8,687	8,178
Other revenue						62		0	0
Total revenue	1,687	2,102		3,296	4,189	7,614		8,687	8,178
EXPENSES:
Lease operating expenses	1,503	1,038		2,169	2,598	4,253		4,518	4,045
Severance taxes and marketing	101	77		201	187	384		603	874
Exploration and abandonments						10,461		0	1
Impairment of Proved Oil and Gas Properties	1,231	0		1,231	0	2,250		0	17
Depletion, depreciation, amortization and accretion	381	608		769	1,229	1,868		1,868	2,315
General and administrative	197	299		514	598	1,197		2,650	5,567
Total expenses	3,413	2,022		4,884	4,612	20,413		9,639	12,819
OPERATING LOSS	(1,726)	80		(1,588)	(423)	(12,799)		(952)	(4,641)
OTHER INCOME (EXPENSE):
Interest Expense	(615)	(481)		(1,096)	(962)	(2,092)		(2,065)	(2,456)
Net loss attributable to Magnum Hunter Resources Corporation	$ (2,341)	$ (401)		$ (2,684)	$ (1,385)	$ (14,891)		$ (3,017)	$ (7,097)

[1]	The quarter-ended December 31, 2012, loss from operations was primarily driven by exploration and abandonment expense. Management reviews leasehold acreage on a quarterly basis. During the quarter-ended December 31, 2012 management determined a significant portion of the non-core Williston Basin acreage would not be utilized as the Company planned to focus on assets that will provide a higher rate of return in 2013.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statement of Other Comprehensive Income [Abstract]
Net income (loss)	$ 165,054	$ (14,455)	$ 120,354	$ (25,013)	$ (136,721)	$ (76,412)	$ (13,671)
Foreign currency translation gain (loss)	(7,070)	(4,119)	(11,799)	(617)	3,883	(12,477)	0
Unrealized gain (loss) on available for sale investments	4,466	(189)	4,449	(265)	(309)	14	0
Comprehensive loss	162,450	(18,763)	113,004	(25,895)	(133,147)	(88,875)	(13,671)
Comprehensive income (loss) attributable to non-controlling interests	386	(48)	889	(22)	4,013	(249)	(129)
Comprehensive loss attributable to Magnum Hunter Resources Corporation	$ 162,836	$ (18,811)	$ 113,893	$ (25,917)	$ (129,134)	$ (89,124)	$ (13,800)

CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY (USD $)	Total	Series D Preferred Stock	Series E Preferred Stock	Common Stock	Exchangeable Common Stock	Preferred Stock Series D Preferred Stock	Preferred Stock Series E Preferred Stock	Deposit on Triad	Additional Paid in Capital	Additional Paid in Capital Series D Preferred Stock	Additional Paid in Capital Series E Preferred Stock	Accumulated Deficit	Accumulated Other Comprehensive Loss	Treasury Stock	Treasury Stock Series E Preferred Stock	Unearned Common Shares in KSOP	Non-controlling Interest	Prc Williston Llc [Member]
BALANCE at Dec. 31, 2009	$ 39,318,000			$ 506,000	$ 0	$ 0	$ 0	$ (1,310,000)	$ 71,936,000			$ (33,135,000)	$ 0	$ 0		$ 0	$ 1,321,000
BALANCE (in shares) at Dec. 31, 2009				50,591,000	0	0	0
Members' Equity																		(25,663,000)
Net Income (Loss) Attributable to Parent	(13,800,000)																	(7,097,000)
Increase (Decrease) in Shareholders' Equity
Share based compensation (in shares)				2,539,000
Share based compensation	6,380,000			25,000					6,355,000
Stock Options surrendered by holder for cash payment	(116,000)								(116,000)
Issued shares as Employer Match on 401K	0
Issued shares of Common Stock for payment of commitment fee and services for the year ended December 31, 2011 and 2010, respectively (in shares)				56,000
Issued shares of Common Stock for payment of commitment fee and services for the years ended December 31, 2011 and 2010, respectively	165,000			1,000					164,000
Issued shares of Series C Preferred Stock for cash	(1,419,000)								(1,419,000)
Issued shares of stock for cash (in shares)				10,832,000
Issued shares of Common Stock for cash	38,678,000			108,000					38,570,000
Issued shares of Common Stock upon exercise of warrants and options (in shares)				7,590,000
Issued shares of Common Stock upon exercise of warrants and options	16,232,000			76,000					16,156,000
Issued shares of Common Stock upon redemption of Series B Convertible Preferred Stock (in shares)				1,000,000
Issued shares of Common Stock upon redemption of Series B Convertible Preferred Stock	3,732,000			10,000					3,722,000
Preferred dividends	(2,467,000)											(2,467,000)
Common stock returned to treasury and on Triad Acquisition for the years ended December 31, 2012 and 2010, respectively	0							1,310,000						(1,310,000)
Loan of 153,300 shares to KSOP	(604,000)															(604,000)
Issued shares of common stock for acquisition of assets (in shares)				2,255,000
Issued shares of common stock for acquisition of assets	17,094,000			23,000					17,071,000
Purchase of outstanding non-controlling interest in a subsidiary	0
Net income (loss)	(13,671,000)											(13,800,000)					129,000
BALANCE at Dec. 31, 2010	103,322,000			749,000	0	0	0	0	152,439,000			(49,402,000)	0	(1,310,000)		(604,000)	1,450,000
BALANCE (in shares) at Dec. 31, 2010				74,863,000	0	0	0
Members' Equity																		(28,680,000)
Net Income (Loss) Attributable to Parent	(76,661,000)																	(3,017,000)
Increase (Decrease) in Shareholders' Equity
Share based compensation (in shares)				121,000
Share based compensation	25,057,000			1,000					25,056,000
Issued shares as Employer Match on 401K	0
Issued shares of Common Stock for payment of commitment fee and services for the year ended December 31, 2011 and 2010, respectively (in shares)				166,000
Issued shares of Common Stock for payment of commitment fee and services for the years ended December 31, 2011 and 2010, respectively	779,000			2,000					777,000
Issued shares of Series C Preferred Stock for cash	(689,000)								(689,000)
Issued shares of stock for cash (in shares)		1,437,558		1,714,000
Issued shares of Common Stock for cash	13,892,000			17,000					13,875,000
Issued shares of Preferred Stock for Cash (in cash)						1,438,000
Issued shares of Preferred Stock for cash	65,689,000					71,878,000			(6,189,000)
Issued shares of Common Stock upon exercise of warrants and options (in shares)				6,293,000
Issued shares of Common Stock upon exercise of warrants and options	7,618,000			63,000					7,555,000
Preferred dividends	(14,007,000)											(14,007,000)
Issued 12,875,093 warrants for payment of dividends on common stock with fair market value of $6.7 million	0
Issued 378,174 warrants for payment of dividends on MHR Exchangeco Corporation's exchangeable common stock with fair market value of $197 thousand	0
Issued shares of common stock for acquisition of assets (in shares)				45,713,000
Issued shares of common stock for acquisition of assets	342,734,000			456,000					342,278,000
Issued shares of Common Stock to employees for change in control payments for NGAS Resources (in shares)				351,000
Issued shares of Common Stock to employees for change in control payments for NGAS Resources	2,802,000			4,000					2,798,000
Issued 138,388 warrants in replacement of NGAS Resources warrants	190,000								190,000
Issued common units of Eureka Hunter Holdings for asset acquisition / Noncontrolling interest acquired in NGAS acqusition for the years ended December 31, 2012 and 2011, respectively	497,000																497,000
Issued exchangeable shares for acquisition of NuLoch Resources (in shares)					4,276,000
Issued exchangeable shares for acquisition of NuLoch Resources	31,643,000				43,000				31,600,000
Common stock issued upon exchange of MHR Exchangeco Corporation's exchangeable shares (in shares)				582,000	(582,000)
Issued shares of common stock upon exchange of MHR Exchangeco Corporation's exchangeable shares	0			6,000	(6,000)
Purchase of outstanding non-controlling interest in a subsidiary	0
Net income (loss)	(76,412,000)											(76,661,000)					249,000
Other comprehensive income:
Foreign currency translation	(12,477,000)												(12,477,000)
Unrealized gain on available for sale securities	14,000												14,000
BALANCE at Dec. 31, 2011	490,652,000			1,298,000	37,000	71,878,000		0	569,690,000			(140,070,000)	(12,463,000)				2,196,000
BALANCE (in shares) at Dec. 31, 2011				129,803,000	3,694,000	1,438,000
Net Income (Loss) Attributable to Parent	(25,035,000)																	(1,385,000)
Increase (Decrease) in Shareholders' Equity
Share based compensation	12,500,000
Net income (loss)	(25,013,000)
BALANCE at Jun. 30, 2012
BALANCE at Dec. 31, 2011	490,652,000			1,298,000	37,000	71,878,000	0	0	569,690,000			(140,070,000)	(12,463,000)	(1,310,000)		(604,000)	2,196,000
BALANCE (in shares) at Dec. 31, 2011				129,803,000	3,694,000	1,438,000	0
Members' Equity																		(43,571,000)
Net Income (Loss) Attributable to Parent	(132,708,000)																	(14,891,000)
Increase (Decrease) in Shareholders' Equity
Share based compensation (in shares)				108,000
Share based compensation	15,696,000			1,000					15,695,000
Issued shares as Employer Match on 401K (in shares)				199,000
Issued shares as Employer Match on 401K	874,000			2,000					872,000
Issued shares of stock for cash (in shares)		2,771,263		35,000,000
Issued shares of Common Stock for cash	148,241,000			350,000					147,891,000
Issued shares of Preferred Stock for Cash (in cash)						2,771,000	1,000
Issued shares of Preferred Stock for cash	144,635,000					138,563,000	25,000,000		(18,928,000)
Issued shares of Common Stock upon exercise of warrants and options (in shares)				1,438,000
Issued shares of Common Stock upon exercise of warrants and options	2,331,000			14,000					2,317,000
Preferred dividends	(34,706,000)											(34,706,000)
Common stock returned to treasury and on Triad Acquisition for the years ended December 31, 2012 and 2010, respectively	0													(604,000)		604,000
Issued shares of common stock for acquisition of assets (in shares)				297,000
Issued shares of common stock for acquisition of assets	1,902,000			3,000					1,899,000
Issued shares of Preferred Stock for acquisition of assets (in shares)							3,000
Issued shares of Preferred Stock for acquisition of assets	64,968,000						69,371,000		(4,403,000)
Issued common units of Eureka Hunter Holdings for asset acquisition / Noncontrolling interest acquired in NGAS acqusition for the years ended December 31, 2012 and 2011, respectively	12,453,000																12,453,000
Common stock issued upon exchange of MHR Exchangeco Corporation's exchangeable shares (in shares)				3,188,000	(3,188,000)
Issued shares of common stock upon exchange of MHR Exchangeco Corporation's exchangeable shares	0			32,000	(32,000)
Purchase of outstanding non-controlling interest in a subsidiary	(497,000)																(497,000)
Shares of Series E Preferred Stock received in reimbursement	(1,750,000)													(1,750,000)
Net income (loss)	(136,721,000)											(132,708,000)					(4,013,000)
Other comprehensive income:
Foreign currency translation	3,883,000												3,883,000
Unrealized gain on available for sale securities	(309,000)												(309,000)
BALANCE at Dec. 31, 2012	711,652,000			1,700,000	5,000	210,441,000	94,371,000	0	715,033,000			(307,484,000)	(8,889,000)	(3,664,000)		0	10,139,000
BALANCE (in shares) at Dec. 31, 2012				170,033,000	506,000	4,209,000	4,000
Members' Equity																		(46,255,000)
Net Income (Loss) Attributable to Parent	121,243,000																	(2,684,000)
Increase (Decrease) in Shareholders' Equity
Share based compensation (in shares)				132,000
Share based compensation	8,699,000			1,000					8,698,000
Issued shares of stock for cash (in shares)		216,068
Issued shares of Preferred Stock for Cash (in cash)						216,000
Issued shares of Preferred Stock for cash		9,591,000	590,000			10,803,000	698,000			(1,212,000)	(108,000)
Preferred dividends	(27,617,000)											(27,617,000)
Common stock issued upon exchange of MHR Exchangeco Corporation's exchangeable shares (in shares)				506,000	(506,000)
Issued shares of common stock upon exchange of MHR Exchangeco Corporation's exchangeable shares	0			5,000	(5,000)
Net income (loss)	120,354,000											121,243,000					(889,000)
Other comprehensive income:
Foreign currency translation	(11,799,000)												(11,799,000)
Unrealized gain on available for sale securities	4,449,000												4,449,000
Adjustments to Additional Paid in Capital, Stock Issued, Issuance Costs			109,000								109,000
Stockholders' Equity, Stock Returned from Escrow			280,000												280,000
BALANCE at Jun. 30, 2013	815,530,000			1,706,000	0	221,244,000	95,069,000		722,302,000			(213,858,000)	(16,239,000)	(3,944,000)			9,250,000
BALANCE (in shares) at Jun. 30, 2013				170,671,000	0	4,425,000	4,000
BALANCE at Mar. 31, 2013
Members' Equity																		(46,255,000)
Net Income (Loss) Attributable to Parent	165,440,000																	(2,341,000)
Increase (Decrease) in Shareholders' Equity
Share based compensation	2,400,000
Net income (loss)	165,054,000
BALANCE at Jun. 30, 2013	$ 815,530,000													$ (3,944,000)

CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY (Parenthetical) (USD $)	12 Months Ended
Dec. 31, 2011
Statement of Stockholders' Equity [Abstract]
Warrants issued for payment of dividend	12,875,093
Warrants for payment of dividends on common stock, fair market value (in dollars)	$ 6,700,000
Warrants for payment of dividends on MHR Exchangeco Corporation	378,174
Warrants for payment of dividends on exchangeable shares, fair market value (in dollars)	$ 197,000
Warrants issued for replacement	138,388

CONSOLIDATED STATEMENT OF CASH FLOWS (USD $)	6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Income (Loss) Attributable to Parent	$ 121,243,000	$ (25,035,000)	$ (132,708,000)	$ (76,661,000)	$ (13,800,000)
Cash flows from operating activities
Net income (loss)	120,354,000	(25,013,000)	(136,721,000)	(76,412,000)	(13,671,000)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depletion, depreciation, amortization and accretion	(73,078,000)	(56,860,000)	(135,896,000)	(49,090,000)	(10,346,000)
Share-based compensation	8,699,000	12,539,000	15,696,000	25,057,000	6,380,000
Cash paid for plugging wells		101,000
Impairment of oil and gas properties	263,000	0	4,096,000	21,782,000	306,000
Exploration and abandonments	34,168,000	17,693,000	116,686,000	1,118,000	0
Impairment of Proved Oil and Gas Properties	16,034,000	0	4,096,000	21,792,000	306,000
Gain on sale of assets	(206,082,000)	(3,369,000)	(3,074,000)	(186,000)	(6,731,000)
Unrealized (gain) loss on derivative contracts	786,000	(13,469,000)	(10,945,000)	4,210,000	3,063,000
Unrealized loss on investments	1,152,000	265,000	2,200,000	0	0
Amortization and write off of deferred financing cost and discount on Senior Notes included in interest expense	2,758,000	10,086,000	7,399,000	3,636,000	1,201,000
Deferred tax benefit	(6,475,000)	(3,811,000)	(21,595,000)	(696,000)	0
Changes in operating assets and liabilities:
Accounts receivable, net	7,760,000	(2,530,000)	(73,549,000)	(25,075,000)	(2,949,000)
Inventory	(459,000)	(1,231,000)	(6,198,000)	(3,889,000)	0
Prepaid expenses and other current assets	(802,000)	(991,000)	(538,000)	(124,000)	134,000
Accounts payable	24,099,000	(10,340,000)	16,390,000	25,883,000	8,866,000
Revenue payable	(1,204,000)	3,356,000	8,776,000	6,979,000	359,000
Accrued liabilities	(261,000)	9,221,000	3,492,000	2,465,000	(8,472,000)
Net cash provided by (used in) operating activities	73,868,000	49,165,000	58,011,000	33,838,000	(1,168,000)
Cash flows from investing activities
Capital expenditures and advances	(277,492,000)	(224,925,000)	(568,610,000)	(291,942,000)	(80,078,000)
Cash paid in acquisitions, net of cash received of $34; $2,500; and $0, respectively	0	(434,322,000)	(444,844,000)	(78,524,000)	(59,500,000)
Increase (Decrease) in Restricted Cash	(1,500,000)	0
Proceeds from sale of assets	380,036,000	783,000	4,158,000	8,709,000	21,238,000
Change in deposits and other long-term assets	154,000	(256,000)	89,000	42,000	59,000
Net cash used in investing activities	104,198,000	(658,720,000)	(1,009,207,000)	(361,715,000)	(118,281,000)
Cash flows from financing activities
Proceeds from issuing Senior Notes	0	443,971,000	596,907,000	0	0
Proceeds from borrowings on debt	105,991,000	341,684,000	546,043,000	493,906,000	101,581,000
Proceeds from sale of Series A preferred units in Eureka Hunter Holdings	19,600,000	127,393,000	149,655,000	0	0
Net proceeds from sale of common stock	0	148,675,000	148,241,000	13,892,000	38,678,000
Net proceeds from sale of preferred shares	10,181,000	50,883,000	144,635,000	94,764,000	63,444,000
Payments of Stock Issuance Costs	109,000	0
Proceeds from exercise of warrants and options		1,197,000	2,331,000	7,618,000	16,232,000
Change in other long-term liabilities	(52,000)	145,000	186,000	69,000	0
Options surrendered for cash			0	0	(116,000)
Cash paid upon conversion of Series B Preferred Stock			0	0	(11,250,000)
Purchase of treasury shares			(1,750,000)	0	(604,000)
Payment of deferred financing costs	(701,000)	(18,709,000)	(20,313,000)	(11,577,000)	(2,866,000)
Preferred stock dividends paid	(10,424,000)	(9,531,000)	(26,839,000)	(14,007,000)	(2,492,000)
Principal repayments of debt	(327,076,000)	(466,209,000)	(542,654,000)	(242,472,000)	(84,886,000)
Net cash provided by financing activities	(202,590,000)	619,499,000	996,442,000	342,193,000	117,721,000
Effect of foreign exchange rate changes on cash	(357,000)	(33,000)	(2,474,000)	(19,000)	0
Net change in cash and cash equivalents	(24,881,000)	9,911,000	42,772,000	14,297,000	(1,728,000)
Cash and cash equivalents, beginning of year	57,623,000	14,851,000	14,851,000	554,000	2,282,000
Cash and cash equivalents, end of year	32,742,000	24,762,000	57,623,000	14,851,000	554,000
Cash paid for interest	34,448,000	10,434,000	40,069,000	7,952,000	2,749,000
Non-cash transactions
Common stock issued for acquisitions		1,902,000	1,902,000	345,537,000	17,093,000
Non-cash additions to asset retirement obligation	1,896,000	2,055,000	8,492,000	12,628,000	2,324,000
Non-cash consideration received from sale of assets	42,300,000	7,087,000	7,120,000	0	0
Preferred stock issued for acquisitions			64,968,000	0	14,982,000
Debt assumed in acquisitions			0	71,895,000	3,412,000
Common stock issued for payment of services			0	779,000	165,000
Common stock issued in conversion of Series C Convertible Preferred Stock			0	0	3,732,000
Change in accrued capital expenditures	(42,774,000)	25,505,000	34,621,000	81,136,000	23,218,000
Common stock issued for 401(k) matching contribution			874,000	0	0
Eureka Hunter Holdings Series A preferred dividends paid in kind	2,253,000	0	1,658,000	0	0
Eureka Hunter Holdings Series A common units issued for an acquisition			12,453,000	0	0
Exchangeable common stock issued for acquisition of NuLoch Resources			0	31,642,000	0
Warrants issued for payment of common stock dividends			0	6,695,000	0
Warrants issued for payment of dividends on MHR Exchangeco Corporation exchangeable shares			0	197,000	0
Series A [Member]
Non-cash transactions
Common Units Issued for Acquisition	0	12,453,000
Prc Williston Llc [Member]
Net Income (Loss) Attributable to Parent	(2,684,000)	(1,385,000)	(14,891,000)	(3,017,000)	(7,097,000)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depletion, depreciation, amortization and accretion	(769,000)	(1,229,000)	(1,868,000)	(1,868,000)	(2,315,000)
Impairment of oil and gas properties	1,231,000	0
Increase (Decrease) in Accounts Receivable	(184,000)	1,366,000
Exploration and abandonments			10,461,000	0	0
Impairment of Proved Oil and Gas Properties	1,231,000	0	2,250,000	0	17,000
Changes in operating assets and liabilities:
Accounts receivable, net			1,485,000	(1,131,000)	(341,000)
Inventory	(261,000)	0
Net cash provided by (used in) operating activities	50,000	48,000	1,256,000	(1,738,000)	(4,818,000)
Cash flows from investing activities
Capital expenditures and advances	0	(48,000)	(49,000)	(175,000)	(237,000)
Net cash used in investing activities	0	(48,000)	(49,000)	(175,000)	(237,000)
(Repayments to) Advances from Parent	0	0	(1,207,000)	1,913,000	4,922,000
Cash flows from financing activities
Net cash provided by financing activities	0	0	(1,207,000)	1,913,000	4,922,000
Net change in cash and cash equivalents	50,000	0	0	0	(133,000)
Cash and cash equivalents, beginning of year	0	0	0	0	133,000
Cash and cash equivalents, end of year	50,000	0	0	0	0
Cash paid for interest	0	0	0	0	0
Non-cash transactions
Non-cash additions to asset retirement obligation	48,000	0
Change in accrued capital expenditures	389,000	0
Increase (Decrease) in Accounts Payable and Accrued Liabilities	273,000	1,069,000	83,000	542,000	288,000
Increase (Decrease) in Due to Affiliates, Current	$ 906,000	$ (2,231,000)

CONSOLIDATED STATEMENT OF CASH FLOWS (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statement of Cash Flows [Abstract]
Cash received in acquisitions	$ 34	$ 2,500	$ 0

ORGANIZATION AND NATURE OF OPERATIONS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Segment Reporting Information
ORGANIZATION AND NATURE OF OPERATIONS
ORGANIZATION AND NATURE OF OPERATIONS
Magnum Hunter Resources Corporation, a Delaware corporation, operating directly and indirectly through its subsidiaries (together with its subsidiaries, the “Company”, “Magnum Hunter”, "we," "us," or "our"), is a Houston, Texas based independent exploration and production company engaged in the acquisition and development of producing properties and undeveloped acreage and the production of oil and natural gas in the United States and Canada and certain midstream and oil field services activities.

ORGANIZATION AND NATURE OF OPERATIONS
Magnum Hunter Resources Corporation, a Delaware corporation, operating directly and indirectly through its subsidiaries (“Magnum Hunter” or the “Company”), is a Houston, Texas based independent exploration and production company engaged in the acquisition and development of producing properties and undeveloped acreage and the production of oil and natural gas in the United States and Canada and certain midstream and oil field service activities.

Prc Williston Llc [Member]
Segment Reporting Information
ORGANIZATION AND NATURE OF OPERATIONS
ORGANIZATION AND NATURE OF OPERATIONS

PRC Williston, LLC (the “Company or “PRC Williston”) is a subsidiary of Magnum Hunter Resources Corporation, a Delaware corporation, operating directly and indirectly through its subsidiaries (“Magnum Hunter” or “Parent”), a Houston, Texas based independent exploration and production company engaged in the acquisition and development of producing properties and undeveloped acreage and the production of oil and natural gas in the United States and Canada and certain midstream and oil field service activities. PRC Williston is engaged in secondary enhanced oil recovery projects in the United States, and all of its properties are non-operated in the Williston Basin.

The Company is a limited liability company (“LLC”). As an LLC, the amount of loss at risk for each individual member is limited to the amount of capital contributed to the LLC, and unless otherwise noted, the individual member’s liability for indebtedness of an LLC is limited to the member’s actual capital contribution. Magnum Hunter is the sole member of the Company; however, the Company has granted a 12.5% net profits interest. The net profits interest is functionally equivalent to a nonvoting class of membership interest in that it allows participation in any future distributions.

ORGANIZATION AND NATURE OF OPERATIONS

PRC Williston, LLC (the “Company or “PRC Williston”) is a subsidiary of Magnum Hunter Resources Corporation, a Delaware corporation, operating directly and indirectly through its subsidiaries (“Magnum Hunter” or “Parent”), a Houston, Texas based independent exploration and production company engaged in the acquisition and development of producing properties and undeveloped acreage and the production of oil and natural gas in the United States and Canada and certain midstream and oil field service activities.  PRC Williston is engaged in secondary enhanced oil recovery projects in the United States, and all of its properties are non-operated in the Williston Basin.

The Company is a limited liability company (“LLC”).  As an LLC, the amount of loss at risk for each individual member is limited to the amount of capital contributed to the LLC, and unless otherwise noted, the individual member’s liability for indebtedness of an LLC is limited to the member’s actual capital contribution.  Magnum Hunter is the sole member of the company; however, the company has granted a 12.5% net profits interest.  The net profits interest is functionally equivalent to a nonvoting class of membership interest in that it allows participation in any future distributions.

LIQUIDITY	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Liquidity
LIQUIDITY
LIQUIDITY

At June 30, 2013, the Company had (i) cash and cash equivalents of $32.7 million, of which $8.2 million was held by Eureka Hunter Holdings, LLC ("Eureka Hunter Holdings") or its subsidiaries, which are unrestricted subsidiaries under our MHR Senior Revolving Credit Facility, as defined in "Note 8 - Long-Term Debt," and was only available for use by Eureka Hunter Holdings or its subsidiaries; (ii) a working capital deficit of $1.1 million; and (iii) $264.8 million of borrowing availability under the MHR Senior Revolving Credit Facility.

The Company utilizes credit agreements, as described in "Note 8 – Long-Term Debt," to fund a portion of operating and capital needs.  The Company had no outstanding debt under the MHR Senior Revolving Credit Facility at June 30, 2013, with an available borrowing base at that date of $265.0 million. On April 24, 2013, the Company sold a wholly-owned subsidiary, Eagle Ford Hunter, Inc. ("Eagle Ford Hunter"), for a total purchase price of $422.1 million, paid to us in the form of $379.8 million in (cash based on customary initial closing adjustments) and $42.3 million in Penn Virginia Corporation ("Penn Virginia") common stock, valued based on the closing market price of the stock of $4.23 as of April 24, 2013, resulting in a gain of $172.5 million, net of tax. See "Note 6 - Divestitures and Discontinued Operations" for information regarding the sale of Eagle Ford Hunter to Penn Virginia in April 2013 and the Penn Virginia stock we received as partial consideration for such sale. Of the cash proceeds, $325.0 million was used to pay off the MHR Senior Revolving Credit Facility. As a result of the sale, the borrowing base under the Senior Revolving Credit Facility was adjusted down to $265.0 million.

For the six months ended June 30, 2013, the Company had net income attributable to common shareholders of $93.6 million and operating loss from continuing operations of $78.7 million, including non-cash charges of $29.5 million in leasehold impairment expense related to leases in the Williston Basin region that expired in the quarter ended June 30, 2013, or are expected to expire during the remainder of 2013 and that we do not plan to develop, and $4.7 million in lease abandonment expense.

As of June 30, 2013, the Company was in compliance with all of our covenants, as amended or waived, contained in our credit agreements as described in "Note 8 – Long-Term Debt."

As of June 30, 2013, we had $600.0 million aggregate principal amount of our Senior Notes outstanding. In connection with the May and December 2012 offerings of the Senior Notes, we entered into registration rights agreements pursuant to which we agreed to complete, by May 16, 2013, a registered exchange offer of the Senior Notes for the same principal amount of a new issue of Senior Notes with substantially identical terms, except the new Senior Notes would be registered and generally freely transferable under the Securities Act of 1933. In addition, we agreed to file, under certain circumstances, a shelf registration statement to cover re-sales of the Senior Notes. On May 16, 2013, we began to accrue penalty interest at the rate of 0.25% per annum, in addition to the stated per annum interest rate, on the outstanding principal amount of the Senior Notes, as a result of our failure to complete the exchange offer for the Senior Notes by May 16, 2013. We were unable to complete the exchange offer by this date because of our failure to timely file our annual report on Form 10-K for the year ended December 31, 2012 and our quarterly report on Form 10-Q for the quarter ended March 31, 2013 within the time frame requirements of the SEC. The amount of penalty interest will increase by 0.25% per annum each subsequent 90-day period following the May 16, 2013 required exchange offer completion date, until the exchange offer is completed, up to a maximum penalty interest amount of 1.00% per annum. We plan to file a registration statement with the SEC for the exchange offer as promptly as practicable following the filing of this quarterly report on Form 10-Q, and, once the registration statement has been declared effective by the SEC, to commence and complete the exchange offer promptly thereafter.

The late filings of our 2012 Form 10-K and first quarter 2013 Form 10-Q periodic reports constituted a “default” under our Senior Notes indenture, which resulted in the unavailability of certain exceptions to restrictive covenants contained therein, including in respect of our ability to make certain restricted payments, including the payment of dividends on our preferred stock. As a result, we were not permitted to pay dividends on our 10.25% Series C Cumulative Perpetual Preferred Stock ("Series C Preferred Stock"), 8.0% Series D Cumulative Preferred Stock ("Series D Preferred Stock") and 8.0% Series E Cumulative Convertible Preferred Stock ("Series E Preferred Stock") for the months of April, May, June and July 2013 on our normal end-of-the month dividend payment dates. As of August 7, 2013, we had a total of $8.9 million of preferred dividends in arrears related to the three-month period ended June 30, 2013, and $2.9 million of preferred dividends in arrears for July 2013.

On July 29, 2013, following the filing of our 2012 Form 10-K and first quarter 2013 Form 10-Q, the Company announced that it had declared cash dividends on the Company's Series C Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock, for the months of April, May, June, July and August 2013, referred to as the "Declared Accumulated Dividend." The Declared Accumulated Dividend is payable on September 3, 2013, to holders of record at the close of business on August 15, 2013. The Declared Accumulated Dividend represented (i) all accumulated accrued and unpaid dividends on the Company's preferred stock for the months of April, May, June, July and August 2013, and (ii) the to-be-accrued dividends on the preferred stock for the remainder of August 2013.

We believe that cash flows from operations, borrowings under our MHR Senior Revolving Credit Facility and other debt agreements, continued liquidation of our shares of Penn Virginia common stock, and anticipated non-core asset sales will finance substantially all of our capital needs through 2013 and well into 2014. We may also use our MHR Senior Revolving Credit Facility for possible acquisitions and temporary working capital needs. Further, we may decide to access the public or private equity or debt markets to fund potential acquisitions, provide working capital or for other liquidity needs, if such financing is available and on acceptable terms. However, as a result of our failure to timely file our annual report on Form 10-K for the year ended December 31, 2012 and our quarterly report on Form 10-Q for the quarter ended March 31, 2013 within the time frame requirements of the SEC, we may be limited by the requirement that we use more restrictive forms of registration statements in our ability to access the public markets to raise debt or equity capital, which could prevent us from pursuing transactions or implementing business strategies that would be beneficial to our business.

Until we have timely filed all our required SEC reports for a period of twelve months (which period we expect to expire in August 2014, assuming we remain timely in the filing of our SEC reports during that period), we will be ineligible to use abbreviated and less costly SEC filings, such as the SEC's Form S-3 registration statement, to register our securities for sale. Further, during such period, we will be unable to use our existing shelf registration statement on Form S-3 or conduct “at-the-market”, or ATM, offerings of our equity securities. We had conducted ATM offerings on a regular basis with respect to our preferred stock prior to our late SEC filings. In the future, we may use Form S-1 to register a sale of our securities to raise capital or complete acquisitions, but doing so would likely increase transaction costs and adversely impact our ability to raise capital or complete acquisitions in an expeditious manner.

LIQUIDITY
At December 31, 2012, we had (i) unrestricted and restricted cash and cash equivalents of $57.6 million and $1.5 million, respectively, of which $36.3 million was held by our subsidiary Eureka Hunter Holdings, LLC or its subsidiaries (which are unrestricted subsidiaries under our senior credit facility) and was only available for use by Eureka Hunter Holdings, LLC or its subsidiaries; and (ii) a working capital deficit of $39.3 million.
We utilize our credit agreements, as described in "Note 10 - Long-Term Debt", to fund a portion of our operating and capital needs. Under our MHR Senior Revolving Credit Facility, our total outstanding debt at December 31, 2012 was $225.0 million, with at borrowing base at December 31, 2012 of $337.5 million.Thus, our remaining available borrowing capacity under the MHR Senior Revolving Credit Facility at that date was $112.5 million. Pursuant to the terms of our MHR Senior Revolving Credit Facility, our borrowing base was redetermined on February 25, 2013, and our borrowing base was increased to $350.0 million. On April 24, 2013, the Company sold our wholly-owned subsidiary, Eagle Ford Hunter. As provided by an amendment to the MHR Senior Revolving Credit Facility, as a result of the sale, the borrowing base under the facility was adjusted down to $265.0 million. See "Note 20 - Subsequent Events" for additional information.
For the year ended December 31, 2012, we had net loss attributable to common shareholders of $167.4 million and an operating loss from continuing operations of $161.3 million, including $70.6 million related to unproved property impairments, a $43.8 million charge related to unproved leasehold abandonments, and $4.1 million impairment of proved oil and gas properties.
As of December 31, 2012, we were in compliance with all of our covenants, as amended or waived, contained in our credit agreements, as described in "Note 10 - Long-Term Debt".
We believe the combination of (i) cash on hand, (ii) cash flow generated from the expected success of prior capital development projects, (iii) borrowing capacity available under our credit agreements, (iv) liquidation of our shares of Penn Virginia stock (see "Note 20 - Subsequent Events" to our consolidated financial statements), and (v) proceeds from expected asset sales, provide sufficient means to conduct our operations, meet our contractual obligations, including our debt covenant requirements, as amended, and complete our budgeted capital expenditure program for the twelve months ending December 31, 2013.
Effect of Late SEC Filings on Liquidity and Capital Resources
We are no longer able to access the capital markets using short-form registration statements or “at-the-market” offerings as a result of this annual report not having been filed within, and our Form 10-Q for the quarter ended March 31, 2013 to be filed after, the time frames permitted by the SEC. See “Risk Factors - Our failure to timely file certain periodic reports with the SEC limits our access to the public markets to raise debt or equity capital.” Our ability to access the MHR Senior Revolving Credit Facility, and for Eureka Pipeline to access the Eureka Pipeline Revolver and the Eureka Pipeline Term Loan, could be curtailed or eliminated if (i) we fail to file such Form 10-Q by the lenders' extended deadline of July 12, 2013 or within any extended time period our lenders may in the future provide us or (ii) an uncured cross-default under such facilities results from any uncured “event of default” under the indenture relating to our Senior Notes stemming from our late SEC filings. See “Risk Factors - Our existing indenture defaults restrict our ability to utilize certain exceptions to the restrictive covenants contained therein and, under certain circumstances, may result in the acceleration of the Senior Notes issued under our indenture and the outstanding debt under our credit facilities, which would have a material adverse effect on our business, financial condition and liquidity.” These adverse impacts from our late SEC filings will be reduced, to some extent, by the net proceeds we received from the Eagle Ford Properties Sale and expected net proceeds in 2013 and 2014 from sales of non-core properties.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Segment Reporting Information
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation and Presentation

The accompanying unaudited interim financial statements of Magnum Hunter have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the SEC, for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X and should be read in conjunction with the audited financial statements and notes thereto contained in the Company’s annual report on Form 10-K for the year ended December 31, 2012.  In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair statement of the financial position and the results of operations for the interim periods presented have been reflected herein.  The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year.  The year-end balance sheet data were derived from audited financial statements, but do not include all disclosures required by accounting principles generally accepted in the United States of America.  Notes to the consolidated financial statements that would substantially duplicate the disclosures contained in the audited consolidated financial statements as reported in our 2012 annual report on Form 10-K have been omitted.

Reclassification of Prior-Year Balances
Certain prior-year balances in the consolidated financial statements have been reclassified to correspond with current-year classifications.  As a result of the sale of Eagle Ford Hunter, Inc. ("Eagle Ford Hunter") on April 24, 2013, and our sale of Hunter Disposal, LLC ("Hunter Disposal"), on February 17, 2012, the gain on sale and all prior operating income and expense for these entities were reclassified as discontinued operations for all periods presented. The previously filed June 30, 2013 Form 10-Q financial results for the comparative three and six month periods ended June 30, 2012 were subsequently adjusted to reflect the tax effects of the Eagle Ford Hunter sale, which were insignificant.
Discontinued Operations

Gain or loss on sold assets may be considered discontinued operations at the time the determination is made to reclassify the assets on the balance sheet as assets held for sale. However, income provided by assets held for sale may not be shown as discontinued operations if significant cash flows exist from any retained assets or if the Company has continued involvement in the same area.

During the three month period ended June 30, 2013, we sold 100% of the capital stock of our subsidiary, Eagle Ford Hunter. The Company established that Eagle Ford Hunter should be classified as held for sale as of the quarter ended March 31, 2013; however, since the Company expected to have significant remaining operations in South Texas under a new subsidiary, Shale Hunter, LLC ("Shale Hunter"), management determined that discontinued operations presentation for Eagle Ford Hunter was not applicable at March 31, 2013. Our mid-year reserves update showed that the reserves in the Shale Hunter properties had decreased below our threshold of significance for continuing operations and expected cash flows from the former Eagle Ford Hunter properties, thus, the criteria for discontinued operations were met at June 30, 2013. At June 30, 2013, income from operations of Eagle Ford Hunter, for all periods presented, and gain related to the sale of Eagle Ford Hunter were reclassified as discontinued operations. See "Note 6 - Divestitures and Discontinued Operations."

During the three month period ended March 31 2012, we sold our subsidiary, Hunter Disposal, and therefore reflected the gain on sale as well as current and prior operating results as discontinued operations. See "Note 6 - Divestitures and Discontinued Operations."

Non-Controlling Interest in Consolidated Subsidiaries
We have consolidated PRC Williston, LLC ("PRC Williston") in which we own 87.5% and Eureka Hunter Holdings in which we owned 58.33% and 61.0% as of June 30, 2013 and December 31, 2012, respectively. Eureka Hunter Holdings owns, directly or indirectly, 100% of the equity interests of Eureka Hunter Pipeline, LLC ("Eureka Hunter Pipeline"), TransTex Hunter, LLC ("TransTex Hunter"), and Eureka Hunter Land, LLC.

Net Income or Loss per Share

Basic net income or loss per common share is computed by dividing the net income or loss attributable to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted net income or loss per common share is calculated based on income from continuing operations and also considers the impact to net income and common shares for the potential dilution from stock options, stock purchase warrants and any outstanding convertible securities.

The Company has issued potentially dilutive instruments in the form of common stock options, common stock purchase warrants, Series E Preferred Stock, and restricted common stock granted and not yet issued.  We did not include the dilutive securities in our calculation of diluted loss per share during any of the periods presented herein, because to include them would have been anti-dilutive due to our loss from continuing operations during those periods.

The following table summarizes the potentially dilutive securities outstanding as of June 30, 2013 and 2012:

	June 30,
	2013	2012
	(in thousands)
Dilutive:
Common stock options	1,962	7,294
Warrants	—	126
Restricted shares granted, not yet issued	—	19
Total dilutive	1,962	7,439
Anti-dilutive:
Common stock options	16,834	8,423
Warrants	13,376	13,392
Series E Preferred Stock	11,169	—
Total anti-dilutive	41,380	21,815

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks and highly liquid debt securities that have original maturities of three months or less. At June 30, 2013, the Company had cash deposits in excess of FDIC insured limits at various financial institutions.

Financial Instruments

The carrying amounts of financial instruments including cash and cash equivalents, accounts receivable, notes receivable, accounts payable and accrued liabilities, derivatives, and certain long-term debt approximate fair value as of June 30, 2013 and December 31, 2012. See "Note 4 – Fair Value of Financial Instruments."

Inventory

The Company’s materials inventory is primarily frac sand used in the completion process of hydraulic fracturing. Frac sand is acquired for use in future well completion operations and is carried at the lower of cost or market, on a first-in, first-out cost basis. “Market,” in the context of inventory valuation, represents net realizable value, which is the amount that the Company is allowed to bill to the joint accounts under joint operating agreements to which the Company is a party. Valuation reserve allowances are recorded as a reduction to the carrying value of the inventory on the Company’s consolidated balance sheets, and as an increase to lease operating expense in the accompanying consolidated statements of operations. Commodity inventories are carried at the lower of average cost or market, on a first-in, first-out basis. The Company’s commodity inventories consist of oil held in storage and gas pipeline fill volumes. Any valuation allowances are recorded as reductions to the carrying values of the commodity inventories included in the Company’s consolidated balance sheets and as charges to lease operating expense in the consolidated statements of operations.

The following table sets forth our materials and supplies inventory as of June 30, 2013 and December 31, 2012:

	June 30, 2013	December 31, 2012
	(in thousands)
Supplies and materials	$11,635	$1,096
Commodities	1,453	8,066
Inventory	$13,088	$9,162

Supplies included in other long term assets	$192	$3,464

Oil and Gas Properties

The Company utilizes the successful efforts method of accounting for our oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties and to drill and equip new development wells and related asset retirement costs are capitalized. Costs to acquire mineral interests and drill exploratory wells are also capitalized pending determination of whether the wells have proved reserves or not. If we determine that the wells do not have proved reserves or leases acquired are not prospective or expire, the costs are expensed to exploration and abandonments. Geological and geophysical costs, including seismic studies and related costs of carrying and retaining unproved properties, are charged to exploration expense as incurred.

On the sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion, and amortization are eliminated from the property accounts, and the resultant gain or loss is recognized. On the retirement or sale of a partial unit of proved property, the cost is charged to accumulated depreciation, depletion, and amortization with no resulting gain or loss recognized in income. A sale of an entire field is treated as discontinued operations.

Goodwill

Goodwill represents the excess of the purchase price of an entity over the estimated fair value of the assets acquired and the liabilities assumed. The Company has goodwill of $30.6 million related to our midstream segment as a result of our acquisition of the assets of TransTex Gas Services, LP in April 2012.

Goodwill is assessed for impairment whenever events or circumstances indicate that impairment of the carrying value of goodwill is likely, but no less than annually. If the carrying value of goodwill is determined to be impaired, it is reduced for the impaired value with a corresponding charge to pretax earnings in the period in which it is determined to be impaired. The Company performed its annual assessment of goodwill impairment in April 2013 and determined that no impairment of goodwill existed at that time.

Intangible Assets

Intangible assets consist primarily of the fair value of the acquired gas gathering and processing contracts and customer relationships in the TransTex Gas Services, LP assets acquisition completed in 2012.  The fair value of the intangible assets was determined using a discounted cash flow model with a discount rate of 13%. These assets are being amortized over a weighted average term of 8.5 years. At June 30, 2013, our intangible assets were not impaired.

Other Comprehensive Income (Loss)

The functional currency of our operations in Canada, the only country in addition to the United States in which we operate, is the Canadian dollar.  For purposes of consolidation, we translate the assets and liabilities of our Canadian subsidiary into U.S. dollars at current exchange rates while revenues and expenses are translated at the average rates in effect for the period.  The related translation gains and losses are included in accumulated other comprehensive income within shareholders’ equity on our consolidated balance sheets. As the Company considers undistributed earnings in Canada to be indefinitely reinvested in Canada, there is no tax effect of the translation.

Lease Operating Expenses

Lease operating expenses, including compressor rental and repair, pumpers' salaries, saltwater disposal, ad valorem taxes, insurance, repairs and maintenance, workovers and other operating expenses, are expensed as incurred. Transportation, gathering, and processing costs are expensed as incurred and included in lease operating expenses.

Exploration and Abandonments

Exploration and abandonments include charges for capitalized leasehold costs associated with unproved properties that the Company has chosen not to develop and therefore has allowed or expects to allow leases to expire. The balance of exploration expense consists primarily of geological and geophysical costs. The following table provides the Company's exploration and abandonment expense from continuing operations for the three and six months ended June 30, 2013 and 2012.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
	(in thousands)		(in thousands)
Leasehold impairments	$4,817	$—	$29,474	$4,885
Leasehold abandonment	—	9,024	4,695	12,810
Other	340	385	771	730
Total	$5,157	$9,409	$34,940	$18,425

During the six months ended June 30, 2013, the Company recognized $29.5 million in leasehold impairment expense related to leases in the Williston Basin region that are expected to expire during the remainder of 2013 that we do not plan to develop. We also recognized leasehold abandonment expense of $4.7 million in related leases that expired undrilled in the Williston Basin region during the six months ended June 30, 2013.

Impairment of Proved Oil and Gas Properties

Proved oil and natural gas properties are reviewed for impairment on a field-by-field basis when events and circumstances indicate a possible decline in the recoverability of the carrying amount of such property. We estimate the expected future cash flows of our oil and natural gas properties and compare these undiscounted cash flows to the carrying amount of the oil and natural gas properties to determine if the carrying amount is recoverable. If the carrying amount exceeds the estimated undiscounted future cash flows, we will write down the carrying amount of the oil and natural gas properties to fair value. The factors used to determine fair value include, but are not limited to, estimates of reserves, future commodity prices, future lease operating expense, future production estimates, estimated future capital expenditures and discount rates commensurate with the risk associated with realizing the projected cash flows.

During the six months ended June 30, 2013, changes in production estimates and lease operating costs provided indications of possible impairment of the Company's proved properties in the Williston and Appalachian Basins. As a result of management's assessments during the second quarter of 2013, the Company recognized pretax noncash impairment charges of $16.0 million to reduce the carrying value of these properties to their estimated fair values. The Company calculated the estimated fair value as of June 30, 2013 using a discounted cash flow model. The expected future net cash flows were discounted using an annual rate of 10 percent to determine estimated fair value.

Recently Issued Accounting Standards

Accounting standards-setting organizations frequently issue new or revised accounting rules.  We regularly review all new pronouncements to determine their impact, if any, on our financial statements.

In July 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2013-11, Presentation of Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists, an amendment to FASB Accounting Standards Codification ("ASC") Topic 740, Income Taxes ("FASB ASC Topic 740"). This update clarifies that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward if such settlement is required or expected in the event the uncertain tax position is disallowed. In situations where a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the jurisdiction does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. This ASU is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013. Retrospective application is permitted. We are currently evaluating the impact of this ASU on our consolidated financial statements and financial statement disclosures.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation and Presentation
The consolidated financial statements include the accounts of Magnum Hunter and our wholly-owned subsidiaries, Eagle Ford Hunter, Inc., Triad Hunter, LLC, Alpha Hunter Drilling, LLC, Hunter Real Estate, LLC, NGAS Hunter, LLC, Magnum Hunter Production, Inc., Magnum Hunter Resources GP, LLC, Magnum Hunter Resources LP, MHR Callco Corporation, MHR Exchangeco Corporation, Williston Hunter Canada, Inc., Williston Hunter, Inc., Williston Hunter ND, LLC, NGAS Gathering, LLC, Sentra Corporation, Energy Hunter Securities, Inc., Bakken Hunter, LLC, Viking International Resources Co., Inc. (“Virco”), Magnum Hunter Marketing, LLC, and Magnum Hunter Services, LLC. We have consolidated PRC Williston, LLC ("PRC Williston") and Eureka Hunter Holdings, LLC (“Eureka Hunter Holdings”) in which we own 87.5% and 61.0%, respectively, as of December 31, 2012. Eureka Hunter Holdings owns, directly or indirectly, 100% of the equity interests of Eureka Hunter Pipeline, LLC ("Eureka Hunter Pipeline"), TransTex Hunter, LLC and Eureka Hunter Land, LLC. The consolidated financial statements also reflect the interests of Magnum Hunter Production, Inc. in various managed drilling partnerships. We account for the interests in these partnerships using the proportionate consolidation method. All significant intercompany balances and transactions have been eliminated.
Our financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of our financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. These estimates are based on information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates under different assumptions and conditions. Significant estimates are required for proved oil and gas reserves which may have a material impact on the carrying value of oil and gas property.

Revision to the Financial Statements

As discussed in Note 20, on April 24, 2013, the Company sold all of its ownership interest in its wholly owned subsidiary, Eagle Ford Hunter, Inc. Accordingly, certain balances in the consolidated financial statements and disclosures in footnotes 3,7,14,15, 16 and 19 have been revised for inclusion in the Company's Registration Statement under the Securities Act of 1933 as filed on form S-4 to which these financial statements are included. The operating results of Eagle Ford Hunter, Inc. ("Eagle Ford Hunter"), which has historically been included as part of the U.S. Upstream operating segment, have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010 as described in "Note 7 - Discontinued Operations".

Reclassification of Prior-Year Balances

Certain prior-year balances in the consolidated financial statements have been reclassified to correspond with current-year classifications. As a result of the sale of Hunter Disposal, LLC, we reclassified the assets and liabilities of this entity to assets and liabilities held for sale and the gain on sale and all prior operating income and expense for this entity as discontinued operations.

Cash and cash equivalents

Cash and cash equivalents include cash in banks and highly liquid debt securities that have original maturities of three months or less. At December 31, 2012, the Company had cash deposits in excess of FDIC insured limits at various financial institutions.

Financial Instruments
The carrying amounts of financial instruments including cash and cash equivalents, accounts receivable, notes receivable, accounts payable and accrued liabilities, derivatives, and certain long-term debt approximate fair value as of December 31, 2012 and 2011. See "Note 4 – Fair Value of Financial Instruments".
Inventory
Inventories were comprised of $11.5 million and $4.3 million of materials and supplies as of December 31, 2012 and 2011, respectively. The Company’s materials and supplies inventory is primarily comprised of frac sand used in the completion process of hydraulic fracturing. Frac sand is acquired for use in future well completion operations or repair operations and is carried at the lower of cost or market, on a first-in, first-out cost basis. “Market,” in the context of inventory valuation, represents net realizable value, which is the amount that the Company is allowed to bill to the joint accounts under joint operating agreements to which the Company is a party. Valuation reserve allowances for materials and supplies inventories are recorded as reductions to the carrying values of the materials and supply inventories in the Company’s consolidated balance sheets and as operating expense in the accompanying consolidated statements of operations. As of December 31, 2012, the Company estimated that $3.5 million of its frac sand inventory would not be utilized within one year. Accordingly, those inventory values have been classified as derivatives and other long term assets in the accompanying consolidated balance sheet as of December 31, 2012.
Commodities inventories are carried at the lower of average cost or market, on a first-in, first-out basis. The Company’s commodities inventories consist of oil held in storage and gas pipeline fill volumes. Any valuation allowances of commodities inventories are recorded as reductions to the carrying values of the commodities inventories included in the Company’s consolidated balance sheets and as charges to lease operating expense in the consolidated statements of operations. The Company had $1.1 million and $207,000 in commodities inventory as of December 31, 2012 and December 31, 2011, respectively.
Oil and Gas Properties
Capitalized Costs
Our oil and gas properties comprised the following:

	December 31,
	2012	2011
	(in thousands)
Mineral interests in properties:
Unproved leasehold costs	$645,164	$424,610
Proved leasehold costs	529,538	218,654
Wells and related equipment and facilities	652,188	349,533
Uncompleted wells, equipment and facilities	71,665	27,741
Advances to operators for wells in progress	9,563	4,437
Total costs	1,908,118	1,024,975
Less accumulated depreciation, depletion, and amortization	(185,615)	(62,010)
Net capitalized costs	$1,722,503	$962,965

We follow the successful efforts method of accounting for our oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties and to drill and equip new development wells and related asset retirement costs are capitalized. Costs to acquire mineral interests and drill exploratory wells are also capitalized pending determination of whether the wells have proved reserves or not. If we determine that the wells do not have proved reserves, the costs are expensed to exploration and abandonments. Geological and geophysical costs, including seismic studies and related costs of carrying and retaining unproved properties are charged to exploration expense as incurred. We capitalize interest on expenditures for significant capital asset projects that last more than six months while activities are in progress to bring the assets to their intended use. Interest of $4.4 million, all related to pipeline building projects at Eureka Hunter Pipeline, was capitalized during the year ended 2012. We did not capitalize any interest in 2011 or 2010.
On the sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion, and amortization are eliminated from the property accounts, and the resultant gain or loss is recognized. On the retirement or sale of a partial unit of proved property, the cost is charged to accumulated depreciation, depletion, and amortization with no resulting gain or loss recognized in income. A sale of an entire field is treated as discontinued operations. In 2010, we sold our interest in our Cinco Terry property and reflected the gain on sale and current and prior operating results as discontinued operations. In 2012, we sold our interest in Hunter Disposal, LLC, and reflected the gain on sale and current and prior operating results as discontinued operations. See "Note 7 - Discontinued Operations".
Certain balances in the consolidated financial statements and disclosures in the footnotes have been revised as a result of the sale of Eagle Ford Hunter, LLC on April 24, 2013, for inclusion in the Company's Registration Statement under the Securities Act of 1933 as filed on form S-4 to which these financial statements are included. The operating results of Eagle Ford Hunter, Inc. ("Eagle Ford Hunter"), which has historically been included as part of the U.S. Upstream operating segment, have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010. See "Revision to the Financial Statements" above for additional information.
Leasehold costs attributable to proved oil and gas properties are depleted by the unit-of-production method over total proved reserves. Capitalized development costs are depleted by the unit-of-production method over producing proved reserves. Depreciation, depletion, and amortization expense for oil and gas producing property and related equipment was $87.7 million, $30.8 million, and $8.3 million for the years ended December 31, 2012, 2011, and 2010, respectively.
Unproved oil and gas leasehold costs that are individually significant are periodically assessed for impairment of value by comparing current quotes and recent acquisitions, and taking into account management's intent, and a loss is recognized at the time of impairment by providing an impairment allowance. We recorded $70.6 million in unproved property impairment during the year ended December 31, 2012, comprised of $62.2 million, $7.0 million, and $1.4 million in our Williston and Appalachian Basins and south Texas properties, respectively. There was no unproved property impairment for the years ended December 31, 2011 and 2010.
Capitalized costs related to proved oil and gas properties, including wells and related equipment and facilities, are evaluated for impairment quarterly based on an analysis of undiscounted future net cash flows. If undiscounted future net cash flows are insufficient to recover the net capitalized costs related to proved properties, then we recognize an impairment charge in income from operations equal to the difference between the net capitalized costs related to proved properties and their estimated fair values based on the present value of the related future net cash flows and other relevant market value data. Impairment of proved oil and gas properties is calculated on a field by field basis. An impairment is recorded when the estimated fair value of a field is determined to be less than the net capitalized cost of the field. We recorded $4.1 million in impairment charges for the year ended December 31, 2012, $3.9 million of which were related to the Williston Basin. We recorded $21.8 million in impairment charges to our proved properties held by Magnum Hunter Production, Inc., our wholly-owned subsidiary, for the year ended December 31, 2011, primarily due to a decline in natural gas prices. During the year ended December 31, 2010, we recorded $306,000 in impairment charges related to our Giddings Field proved property.
It is common for operators of oil and gas properties to request that joint interest owners pay for large expenditures, typically for drilling new wells, in advance of the work commencing. This right to call for cash advances is typically a provision of the joint operating agreement that working interest owners in a property adopt. We record these advance payments in Advances in our property account and reclassify amounts from this account when the actual expenditure is later billed to us by the operator.
If an unproved property is sold or the lease expires without identifying proved reserves, the cost of the property is charged to the impairment allowance. If a partial interest in an unproved property is sold, the amount received is treated as a reduction of the cost of the interest retained.
Estimates of Proved Oil and Gas Reserves
Estimates of our proved reserves included in this report are prepared in accordance with U.S. SEC guidelines for reporting corporate reserves and future net revenue. The accuracy of a reserve estimate is a function of:
·      the quality and quantity of available data;
·      the interpretation of that data;
·      the accuracy of various mandated economic assumptions; and
·      the judgment of the persons preparing the estimate.
Our proved reserve information included in this report was predominately based on evaluations reviewed by independent third party petroleum engineers. Estimates prepared by other third parties may be higher or lower than those included herein. Because these estimates depend on many assumptions, all of which may substantially differ from future actual results, reserve estimates will be different from the quantities of oil and gas that are ultimately recovered. In addition, results of drilling, testing and production after the date of an estimate may justify material revisions to the estimate.
In accordance with SEC requirements, we based the estimated discounted future net cash flows from proved reserves on the unweighted arithmetic average of the  prior 12-month commodity prices as of the first day of each of the months constituting the period and costs on the date of the estimate.
The estimates of proved reserves materially impact DD&A expense. If the estimates of proved reserves decline, the rate at which we record depreciation and depletion expense will increase, reducing future net income. Such a decline may result from lower market prices, which may make it uneconomic to drill for and produce from higher-cost fields.
Oil and Gas Operations
Revenue Recognition
Revenues associated with sales of crude oil, natural gas, and natural gas liquids are recognized when title passes to the customer, which is when the risk of ownership passes to the purchaser and physical delivery of goods occurs, either immediately or within a fixed delivery schedule that is reasonable and customary in the industry.
Revenues from the production of natural gas and crude oil from properties in which we have an interest with other producers are recognized based on the actual volumes sold during the period. Any differences between volumes sold and entitlement volumes, based on our net working interest, which are deemed to be non-recoverable through remaining production, are recognized as accounts receivable or accounts payable, as appropriate. Cumulative differences between volumes sold and entitlement volumes are generally not significant.
Revenues from field servicing activities are recognized at the time the services are provided and earned as provided in the various contract agreements. Gas gathering revenues are recognized at the time the natural gas is delivered at the destination point.
Accounts Receivable
We recognize revenue for our production when the quantities are delivered to or collected by the respective purchaser. Prices for such production are defined in sales contracts and are readily determinable or estimable based on available data.
Accounts receivable from joint interest owners consist of joint interest owner obligations due within 30 days of the invoice date. Accounts receivable, oil and gas sales, consist of accrued revenues due under normal trade terms, generally requiring payment within 30 to 60 days of production. We review accounts receivable periodically and reduce the carrying amount by a valuation allowance that reflects our best estimate of the amount that may not be collectible. As of December 31, 2012 and 2011, the Company had allowance for doubtful accounts of $448 thousand and $286 thousand respectively.
Accounts Payable
Our accounts payable consisted of trade payables of $196.5 million and $138.3 million as of December 31, 2012 and 2011, respectively.
Revenue Payable
Revenue payable represents amounts collected from purchasers for oil and gas sales which are either revenues due to other working or royalty interest owners or severance taxes due to the respective state or local tax authorities. Generally, we are required to remit amounts due under these liabilities within 30 days of the end of the month in which the related production occurred.
Lease Operating Expenses
Lease operating expenses, including compressor rental and repair, pumpers’ salaries, saltwater disposal, ad valorem taxes, insurance, repairs and maintenance, workovers and other operating expenses are expensed as incurred. Transportation, gathering, and processing costs are expensed as incurred and included in lease operating expenses.
Exploration and Abandonment Costs
Exploration expenses include dry hole costs, delay rentals, and geological and geophysical costs. Abandonment costs are charges to leasehold costs associated with acreage that we chose not to develop and impair such costs or allow leases to expire, which ever occurs first. The Company did not drill any dry holes in 2012, 2011, or 2010. The following table provides the Company's geological and geophysical costs and leasehold abandonments and impairment expense from continuing operations for 2012, 2011 and 2010:

	Year Ended December 31,
	2012	2011	2010
	(In thousands)
Geological and geophysical	$2,860	$1,537	$942
Leasehold abandonment	43,800	1,108	—
Leasehold impairments	70,556	—	—
	$117,216	$2,645	$942

During 2012, the Company's exploration and abandonment expense was primarily attributable to $70.6 million in leasehold impairments and $43.8 million in leasehold abandonment expense, which included $33.6 million and $10.2 million associated with the Company's unproved properties in the Williston Basin and Appalachian Basin, respectively. The impairment is primarily due to the large acreage position we initially acquired and results to date in the area, which led us to focus on other areas, thereby letting certain acreage expire in that region. The significant components of the Company's 2011 leasehold abandonment expense included unproved acreage abandonments of $802,000 and $306,000 in the Appalachian Basin and Eagle Ford Shale areas, respectively, and $1.5 million of exploration costs.
During the quarter ended March 31, 2013, the Company recognized an additional $4.7 million lease abandonment expense related to leases that expired on approximately 700 acres in the Williston Basin region that we planned to renew as of December 31, 2012, but failed to renew as a result of logistical difficulties.
Severance Taxes and Marketing Costs
Severance taxes are comprised of production taxes charged by most states on oil, natural gas, and natural gas liquids produced. These taxes are computed on the basis of volumes and/or value of production or sales. These taxes are usually levied at the time and place the minerals are severed from the producing reservoir. Marketing costs are those directly associated with marketing our production and are based on volumes.
Gas Gathering and Processing Costs
Gas gathering and processing costs are those costs associated with oil and gas gathering revenues of our midstream operations.
Dependence on Major Customers
The Company's share of oil and gas production is sold to various purchasers who must be prequalified under the Company's credit risk policies and procedures. The Company records allowances for doubtful accounts based on the age of accounts receivables and the financial condition of its purchasers and, depending on facts and circumstances, may require purchasers to provide collateral or otherwise secure their accounts. The loss of any one significant purchaser could have a material, adverse effect on the ability of the Company to sell its oil and gas production in a certain region. Although we are exposed to a concentration of credit risk, we believe that all of our purchasers are credit worthy. See "Note 15 - Major Customers" for more information.
Dependence on Suppliers
Our industry is cyclical, and from time to time there is a shortage of drilling rigs, fracture stimulation services, equipment, related supplies and qualified personnel. During these periods, the costs and delivery times of rigs, equipment and supplies are substantially greater. If the unavailability or high cost of drilling rigs, equipment, supplies or qualified personnel were particularly severe in the areas where we operate, we could be materially and adversely affected. We believe that there are potential alternative providers of drilling services and that it may be necessary to establish relationships with new contractors as our activity level increases and capital program grows. However, there can be no assurance that we can establish such relationships and that those relationships will result in increased availability of drilling rigs.
Gas Gathering, Processing and Other Equipment
Our gas gathering system assets and field servicing assets are carried at cost. We capitalize interest on expenditures for significant construction projects that last more than six months while activities are in progress to bring the assets to their intended use. Interest of $4.4 million was capitalized on our Eureka Hunter Gas Gathering System during the year ended 2012, and no interest was capitalized in 2011 or 2010. Depreciation of gas gathering system assets is provided using the straight line method over an estimated useful life of fifteen years. Depreciation of field servicing assets is provided using the straight line method over various useful lives ranging from three to ten years. Gain or loss on retirement or sale or other disposition of assets is included in income in the period of disposition.
Furniture, fixtures and equipment are carried at cost. Depreciation of furniture, fixtures and equipment is provided using the straight-line method over estimated useful lives ranging from five to fifteen years. Gain or loss on retirement or sale or other disposition of assets is included in other income in the period of disposition.

	December 31,
	2012	2011
	(In thousands)
Gas gathering, processing and other equipment	$218,656	$121,030
Less accumulated depreciation and depletion	(16,746)	(8,861)
Net capitalized costs	$201,910	$112,169

Depreciation expense for other property and equipment was $7.6 million, $8.8 million, and $52,000, for the years ended December 31, 2012, 2011, and 2010, respectively.
TransTex Hunter sells and leases gas treating and processing equipment, much of which is leased to third party operators for treating gas at the wellhead. The leases generally have a term of three years or less. The equipment under leases in place as of December 31, 2012 had terms for future payments extending as far as December 2014. TransTex Hunter has non-cancelable leases to third parties in place as of December 31, 2012, with future minimum base rentals of $3.9 million and $1.6 million for the years ending December 31, 2013 and 2014, respectively. Equipment leasing revenue is reported in gas transportation, gathering, and processing revenue in our statement of operations.
Deferred Financing Costs
In connection with debt financings, we paid $20.3 million and $11.6 million in fees in the year ended December 31, 2012, and 2011, respectively. These fees were recorded as deferred financing costs and are being amortized over the life of the debt instrument using the straight line method for debt in the form of a line of credit and effective interest method for term loans. Amortization and write off of deferred financing costs for the years ended December 31, 2012, 2011, and 2010 was $7.1 million, $3.6 million, and $1.2 million, respectively.
Commodity and Financial Derivative Instruments
We use commodity and financial derivative instruments, typically options and swaps, to manage the risk associated with fluctuations in oil and gas prices, and we account for these instruments in accordance with ASC 815 - Derivatives and Hedging. We also have an embedded derivative liability resulting from certain conversion features, redemption options, and other features of our Series A Convertible Preferred Units of Eureka Hunter Holdings, LLC and an embedded derivative asset resulting from the bifurcated conversion feature associated with the convertible note received as partial consideration upon the sale of Hunter Disposal, LLC. See "Note 4 – Fair Value of Financial Instruments", "Note 7 – Discontinued Operations", "Note 12 — Shareholders’ Equity", and "Note 17 – Related Party Transactions", for additional information.
Derivative instruments are recorded at fair value in the balance sheet as either an asset or liability, with those contracts maturing in the next twelve months classified as current, and those maturing thereafter as long-term. We recognize changes in the derivatives' fair values in earnings, as we have not designated our oil and gas price derivative contracts as cash flow hedges. We recognize the realized and unrealized gains and losses on a net basis within the “Gain (loss) on derivative contracts” line item within the “Other Income (expense)” section of the Consolidated Statement of Operations. Additionally, we separately disclose the “Realized gain (loss)” and “Unrealized gain (loss)” within the "Notes to the Consolidated Financial Statements" in accordance with ASC 815.
Investments
Investments are comprised of common and preferred stock of companies publicly traded on the TSX Venture Exchange and the NYSE MKT (formerly NYSE Amex) with quoted prices in active markets. On February 17, 2012, the Company received 1,846,722 restricted common shares of GreenHunter Resources, Inc., with a discounted carrying value of $1.3 million at December 31, 2012, and 88,000 shares of GreenHunter Resources, Inc. 10% Series C Preferred Stock, with a discounted fair value of $1.7 million at December 31, 2012, as partial consideration for the sale by our wholly-owned subsidiary, Triad Hunter, LLC, of its equity ownership interest in Hunter Disposal, LLC to GreenHunter Resources, Inc. The GreenHunter common stock investment is accounted for under the equity method within the scope of ASC 323: Investments - Equity Method. The Company initially accounted for its investment in GreenHunter’s Series C Preferred Stock under the cost method specified in ASC 325: Investments - Other. The preferred shares were cost basis investments from February 17, 2012 through July 31, 2012, since the preferred stock was not publicly traded and did not have a readily determinable fair value, and therefore ineligible for accounting under ASC 320: Investments - Debt and Equity Securities.

Beginning July 31, 2012, the GreenHunter Series C Preferred Stock is publicly traded with a readily determinable fair value and is classified as available for sale within the scope of ASC 320. Available-for-sale assets are included in Investments on our balance sheet and represent securities and other financial investments that are neither held for trading, nor held to maturity, nor held for strategic reasons, and that have a readily available market price. As such, the gains and losses resulting from marking available-for-sale investments to market are not included in net income but are reflected in other comprehensive income until they are realized.
Below is a summary of changes in investments for the years ended December 31, 2012 and 2011:

	Available for Sale Securities	Equity Method Investments	Cost Method Investments
	(in thousands)
Fair value at January 1, 2011	$—	$—	$—
Acquisition of available for sale securities	483	—	—
Change in fair value recognized in other comprehensive income	14	—	—
Fair value at December 31, 2011	497	—	—
Additional cost basis from acquisition	—	3,943	1,870
Transfers	1,770	—	(1,770)
Decrease in carrying amount return of capital	—	—	(100)
Equity in net loss recognized in other income (expense)	—	(1,333)	—
Impairment in carrying value of equity method investment recognized in other income (expense)	—	(538)	—
Change in fair value recognized in other comprehensive loss	(309)	—	—
Fair value as of December 31, 2012	$1,958	$2,072	$—

On April 24, 2013, the Company received 10.0 million shares of common stock of Penn Virginia Corporation valued at approximately $42.3 million (as of June 1, 2013) as partial consideration for the sale of our wholly-owned subsidiary, Eagle Ford Hunter. The Company plans to sell some or all of these shares opportunistically depending upon market conditions. See "Note 20 - Subsequent Events" for additional information.

Goodwill and Other Intangible Assets

During 2012, the Company recorded goodwill associated with the acquisition of the assets of TransTex Gas Services, LP, which represents the fair value of the acquired entity over the net amounts assigned to assets acquired and liabilities assumed. In accordance with GAAP, goodwill is not amortized to earnings, but is assessed annually in April for impairment, or whenever events or circumstances indicate that impairment of the carrying value of goodwill is likely. The Company has established April 1 as the annual testing date. If the carrying value of goodwill is determined to be impaired, it is reduced to its implied fair value with a corresponding charge to pretax earnings in the period in which it is determined to be impaired. Financial Accounting Standards Board ("FASB") Accounting Standards Update No. 2011-08, Intangibles - Goodwill and Other (Topic 350) permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The Company performed an interim evaluation of any triggering events, and none were determined to exist.

Intangible assets consist primarily of the fair value of the acquired gas treating agreements and customer relationships in the TransTex Gas Services, LP assets acquisition.  The intangible assets were valued at fair value using a discounted cash flow model with a discount rate of 13%.  Such assets will be amortized over the weighted average term of 8.5 years.  The customer relationships are being amortized with a 12.5 year life. Amortizable intangible assets are required to be evaluated at least annually for impairment. If the carrying value of an individual amortizable intangible asset exceeds its fair value as determined by its discounted cash flows, such individual amortizable intangible asset is written down by the amount of the excess. Other intangible assets are evaluated for impairment when events or changes in circumstances indicate the carrying value may not be recoverable. At December 31, 2012, our other intangible assets were not impaired.
Assets Held for Sale
The Company agreed to exchange a drilling rig owned by Alpha Hunter Drilling, a subsidiary of Triad Hunter, LLC, as partial consideration toward the purchase of a new drilling rig. The trade in value of the rig is $500,000 and has been reclassified to assets held for sale as of December 31, 2012, and the remaining book value of the rig of $156,000 was written off as an expense.
As a result of the sale of Hunter Disposal, LLC, we reclassified the assets and liabilities of this entity to "Assets and Liabilities Held for Sale" and the gain on sale and all prior operating income and expense for this entity as discontinued operations.
Asset Retirement Obligation
Our asset retirement obligation primarily represents the estimated present value of the amount we will incur to plug, abandon and remediate our producing properties at the projected end of their productive lives, in accordance with applicable federal, state and local laws. We determine our asset retirement obligation by calculating the present value of estimated cash flows related to the obligation. The retirement obligation is recorded as a liability at its estimated present value as of the asset’s inception, with an offsetting increase to proved properties. Periodic accretion of discount of the estimated liability is recorded as accretion expense in the consolidated statements of operations.
Our liability is determined using significant assumptions, including current estimates of plugging and abandonment costs, annual inflation of these costs, the productive lives of wells and our risk-adjusted interest rate. Changes in any of these assumptions can result in significant revisions to the estimated asset retirement obligation. Our liability for current and long term asset retirement obligations were approximately $2.4 million and $28.3 million, respectively, at December 31, 2012, and $0.5 million and $20.1 million , respectively, at December 31, 2011. The liability for current asset retirement obligations is reported in other current liabilities. See "Note 9—Asset Retirement Obligations" to our consolidated financial statements for more information.
Share-Based Compensation
The Company estimates the fair value of share-based payment awards made to employees and directors, including stock options, restricted stock and matching contributions of stock to employees under our employee stock ownership plan, on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense ratably over the requisite service periods. Awards that vest only upon achievement of performance criteria are recorded only when achievement of the performance criteria is considered probable. We estimate the fair value of each share-based award using the Black-Scholes option pricing model or a lattice model. These models are highly complex and dependent on key estimates by management. The estimates with the greatest degree of subjective judgment are the estimated lives of the stock-based awards, the estimated volatility of our stock price, and the assessment of whether the achievement of performance criteria is probable.
Income Taxes
Income taxes are accounted for in accordance with FASB ASC 740, under which deferred income taxes are recognized for the future tax effects of temporary differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities using the enacted statutory tax rates in effect at year-end. The effect on deferred taxes for a change in tax rates is recognized in earnings in the period that includes the enactment date. A valuation allowance for deferred tax assets is recorded when it is more likely than not that the benefit from the deferred tax asset will not be realized.
Uncertain Income Tax Positions
Under accounting standards for uncertainty in income taxes (ASC 740-10), a company recognizes a tax benefit in the financial statements for an uncertain tax position only if management's assessment is that the position is “more likely than not” (i.e., a likelihood greater than 50 percent) to be allowed by the tax jurisdiction based solely on the technical merits of the position. The term “tax position” in the accounting standards for income taxes refers to a position in a previously filed tax return or a position expected to be taken in a future tax return that is reflected in measuring current or deferred income tax assets and liabilities for interim or annual periods. We had no uncertain tax positions at December 31, 2012 or 2011.
Loss per Common Share
Basic net income or loss per common share is computed by dividing the net income or loss attributable to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted net income or loss per common share is calculated in the same manner, but also considers the impact to net income and common shares for the potential dilution from stock options, stock warrants and any outstanding convertible securities.
We have issued potentially dilutive instruments in the form of our restricted common stock granted and not yet issued, common stock warrants, common stock options granted to our employees and directors, and our Series E Cumulative Convertible Preferred Stock. We did not include any of these instruments in our calculation of diluted loss per share during the period because to include them would be anti-dilutive due to our loss from continuing operations during the periods.
The following table summarizes the types of potentially dilutive securities outstanding as of December 31, 2012, 2011 and 2010:

	December 31,
	2012	2011	2010
	(in thousands)
Series E Preferred Stock	11,103	—	—
Warrants	13,376	13,526	963
Restricted shares granted, not yet issued	—	38	118
Common stock options	14,710	12,566	12,781
Total	39,189	26,130	13,862

Recently Issued Accounting Pronouncements
None.
Regulated Activities
Energy Hunter Securities, Inc. is a wholly-owned subsidiary and is a registered broker-dealer and member of the Financial Industry Regulatory Authority. Among other regulatory requirements, it is subject to the net capital provisions of Rule 15c3-1 under the Securities Exchange Act of 1934, as amended. Because it does not hold customer funds or securities or owe money or securities to customers, Energy Hunter Securities, Inc. is required to maintain minimum net capital equal to the greater of $5,000 or 6.67% of its aggregate indebtedness. At December 31, 2012 and 2011, Energy Hunter Securities, Inc. had net capital of $61,074 and $49,000, respectively, and aggregate indebtedness of $38,926 and $132,000, respectively.
Sentra Corporation owns and operates distribution systems for retail sales of natural gas in south central Kentucky. Sentra Corporation’s gas distribution billing rates are regulated by Kentucky’s Public Service Commission based on recovery of purchased gas costs. We account for its operations based on the provisions of ASC 980-605, Regulated Operations–Revenue Recognition, which requires covered entities to record regulatory assets and liabilities resulting from actions of regulators. For the years ended December 31, 2012, 2011, and 2010, we had gas transmission, compression and processing revenue, reported in other revenue, which included gas utility sales from Sentra Corporation’s regulated operations aggregating $511,000, $61,000, and $0, respectively.
Other Comprehensive Income (Loss)
The functional currency of our operations in Canada, the only country in addition to the United States in which we operate, is the Canadian dollar. For purposes of consolidation, we translate the assets and liabilities of our Canadian subsidiary into U.S. dollars at current exchange rates while revenues and expenses are translated at the average rates in effect for the period. The related translation gains and losses are included in accumulated other comprehensive income within shareholders’ equity on our consolidated balance sheets. During the year ended December 31, 2012, 2011, and 2010 we recognized a translation gain of $3.9 million and a loss of $12.5 million, and zero, respectively. As the Company considers undistributed earnings in Canada to be indefinitely reinvested in Canada, there is no tax effect of the translation gain.

Prc Williston Llc [Member]
Segment Reporting Information
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

Our financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of our financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. These estimates are based on information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates under different assumptions and conditions. Significant estimates are required for proved oil and gas reserves which may have a material impact on the carrying value of oil and gas property.

Notes to the financial statements that would substantially duplicate the disclosure contained in the audited consolidated financial statements as reported in the 2012 annual report on Form 10-K for Magnum Hunter have been omitted.

Oil and Gas Properties

Capitalized Costs

We follow the successful efforts method of accounting for our oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties and to drill and equip development wells and related asset retirement costs are capitalized. Costs to drill exploratory wells are capitalized pending determination of whether the wells have proved reserves. If we determine that the wells do not have proved reserves, the costs are charged to expense. There were no costs capitalized for exploratory wells pending the determination of proved reserves at either June 30, 2013 or 2012. Geological and geophysical costs, including seismic studies and costs of carrying and retaining unproved properties are charged to expense as incurred. We capitalize interest on expenditures for significant exploration and development projects that last more than six months while activities are in progress to bring the assets to their intended use. No interest was capitalized during the periods presented.

On the sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion, and amortization are eliminated from the property accounts, and the resultant gain or loss is recognized. On the retirement or sale of a partial unit of proved property, the cost is charged to accumulated depreciation, depletion, and amortization with a resulting gain or loss recognized in income.

Capitalized amounts attributable to proved oil and gas properties are depleted by the unit-of-production method over proved reserves using the unit conversion ratio of six Mcf of gas to one Bbl of oil and the ratio of forty-two Gal of natural gas liquids to one Bbl of oil. Well costs and related equipment are depleted over proved developed reserves, and leasehold costs are depleted over total proved reserves.

Capitalized costs related to proved oil and gas properties, including wells and related equipment and facilities, are evaluated for impairment based on an analysis of undiscounted future net cash flows. If undiscounted cash flows are insufficient to recover the net capitalized costs related to proved properties, then we recognize an impairment charge in income from operations equal to the difference between the net capitalized costs related to proved properties and their estimated fair values based on the present value of the related future net cash flows. We recorded $1.2 million impairment charges to our proved properties during the three and six months ended June 30, 2013 based on our analysis.

Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance in the Company's statement of operations. We recorded no impairment charges to unproved properties during the six months ended June 30, 2013 or 2012.

Inventory
Commodities inventories are carried at the lower of average cost or market, on a first-in, first-out basis. The Company’s commodities inventories consist of oil held in storage. Any valuation allowances of commodities inventories are recorded as reductions to the carrying values of the commodities inventories included in the Company’s consolidated balance sheets and as charges to lease operating expense in the consolidated statements of operations. The Company had $261,000 and $0 in commodities inventory as of June 30, 2013 and December 31, 2012 respectively.

Income Taxes

The Company is not subject to federal income taxes and does not have a tax sharing agreement or allocate taxes with its member. Therefore, no provision has been made for federal or state income taxes on the Company’s books. It is the responsibility of the member to report its share of taxable income or loss on its separate income tax return. Accordingly, no recognition has been given to federal or state income taxes in the accompanying financial statements.

Based on management’s analysis, the Company did not have any uncertain tax positions as of June 30, 2013 or 2012. At June 30, 2013, and 2012, there were no material income tax interest or penalty items recorded in the statement of operations or as a liability on the balance sheet.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

Our financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of our financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. These estimates are based on information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates under different assumptions and conditions.  Significant estimates are required for proved oil and gas reserves which, as described below under Estimates of Proved Oil and Gas Reserves, may have a material impact on the carrying value of oil and gas property.

Financial Instruments

The carrying amounts of financial instruments including accounts receivable, accounts payable and accrued liabilities, and accounts payable to Parent approximate fair value as of December 31, 2012 and 2011.

Oil and Gas Properties

Capitalized Costs

Our oil and gas properties consisted of the following:

	December 31,
	2012	2011
	(in thousands)
Unproved properties	$—	$10,298
Proved properties	33,800	36,164
Total costs	33,800	46,462
Less accumulated depreciation and depletion	(15,543)	(13,855)
Net capitalized costs	$18,257	$32,607

We follow the successful efforts method of accounting for our oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties and to drill and equip development wells and related asset retirement costs are capitalized. Costs to drill exploratory wells are capitalized pending determination of whether the wells have proved reserves. If we determine that the wells do not have proved reserves, the costs are charged to expense. There were no costs capitalized for exploratory wells pending the determination of proved reserves at either December 31, 2012 or 2011.  Geological and geophysical costs, including seismic studies and costs of carrying and retaining unproved properties are charged to expense as incurred. We capitalize interest on expenditures for significant exploration and development projects that last more than six months while activities are in progress to bring the assets to their intended use.  No interest was capitalized during the periods presented.

On the sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion, and amortization are eliminated from the property accounts, and the resultant gain or loss is recognized. On the retirement or sale of a partial unit of proved property, the cost is charged to accumulated depreciation, depletion, and amortization with a resulting gain or loss recognized in income.

Capitalized amounts attributable to proved oil and gas properties are depleted by the unit-of-production method over proved reserves using the unit conversion ratio of six Mcf of gas to one Bbl of oil and the ratio of forty-two Gal of natural gas liquids to one Bbl of oil.  Well costs and related equipment are depleted over proved developed reserves, and leasehold costs are depleted over total proved reserves.  Depreciation and depletion expense for oil and gas producing property and related equipment was $1.9 million, $1.9 million, and $2.3 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Capitalized costs related to proved oil and gas properties, including wells and related equipment and facilities, are evaluated for impairment based on an analysis of undiscounted future net cash flows. If undiscounted cash flows are insufficient to recover the net capitalized costs related to proved properties, then we recognize an impairment charge in income from operations equal to the difference between the net capitalized costs related to proved properties and their estimated fair values based on the present value of the related future net cash flows. We recorded an impairment charge to our proved properties of $2.3 million during the year ended December 31, 2012, we recorded no impairments for the year ended December 31, 2011, and we incurred an impairment charge to our proved properties of $17,000 for the year ended December 31, 2010 based on our analysis.

Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance in the Company’s statement of operations.  We recorded impairment to unproved properties of $10.5 million during the year ended December 31, 2012, and we did not record impairment during the years ended December 31, 2011, and 2010.

On the sale of an entire interest in an unproved property for cash or cash equivalent, gain or loss on the sale is recognized, taking into consideration the amount of any recorded impairment if the property had been assessed individually. If a partial interest in an unproved property is sold, the amount received is treated as a reduction of the cost of the interest retained.

Estimates of Proved Oil and Gas Reserves

Estimates of our proved reserves included in this report are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and SEC guidelines. The accuracy of a reserve estimate is a function of:

·                  the quality and quantity of available data;

·                  the interpretation of that data;

·                  the accuracy of various mandated economic assumptions;

·                  and the judgment of the persons preparing the estimate.

Our proved reserve information included in this report was predominately based on evaluations prepared by independent petroleum engineers. Estimates prepared by other third parties may be higher or lower than those included herein. Because these estimates depend on many assumptions, all of which may substantially differ from future actual results, reserve estimates will be different from the quantities of oil and gas that are ultimately recovered. In addition, results of drilling, testing and production after the date of an estimate may justify material revisions to the estimate.

In accordance with SEC requirements, we based the estimated discounted future net cash flows from proved reserves on the unweighted arithmetic average of the prior 12-month commodity prices as of the first day of each of the months constituting the period and costs on the date of the estimate. Future prices and costs may be materially higher or lower than these prices and costs which would impact the estimated value of our reserves.

The estimates of proved reserves may materially impact depreciation, depletion, and amortization (“DD&A”) expense. If the estimates of proved reserves decline, the rate at which we record depreciation and depletion expense will increase, reducing net income. Such a decline may result from lower estimated market prices.
Revenue Recognition

Revenues associated with sales of crude oil, natural gas, natural gas liquids and petroleum products, and other items are recognized when title passes to the customer, which is when the risk of ownership passes to the purchaser and physical delivery of goods occurs, either immediately or within a fixed delivery schedule that is reasonable and customary in the industry.

Revenues from the production of natural gas and crude oil properties in which we have an interest with other producers are recognized based on the actual volumes we sold during the period. Any differences between volumes sold and entitlement volumes, based on our net working interest, which are deemed to be non-recoverable through remaining production, are recognized as accounts receivable or accounts payable, as appropriate. Cumulative differences between volumes sold and entitlement volumes are generally not significant.

Cash

The Company’s cash is held by its Parent.  When the Company receives revenue, the cash is swept to Parent’s bank account and is applied against the accounts payable due to affiliate balance.  Parent will not request payment of the intercompany payable balance for at least one year after December 31, 2012.

Accounts Receivable

Accounts receivable consists of oil and gas sales, due under normal trade terms, generally requiring payment within 30 to 60 days of production.  Payments made on all accounts receivable are applied to the earliest unpaid items.  We review our accounts receivable periodically and reduce the carrying amount by a valuation allowance that reflects our best estimate of the amount that may not be collectible.  Based on our review, no allowance was warranted at either December 31, 2012 or 2011.

Production Costs

Production costs, including compressor rental and repair, pumpers’ salaries, saltwater disposal, ad valorem taxes, insurance, repairs and maintenance, expensed workovers and other operating expenses are expensed as incurred and included in lease operating expense on our consolidated statements of operations.

Severance Tax and Marketing

Severance taxes comprise production taxes charged by the state of North Dakota on oil and natural gas produced.  These taxes are computed on the basis of volumes and/or value of production or sales.  These taxes are usually levied at the time and place the minerals are severed from the producing reservoir.  Marketing costs are those directly associated with marketing our production and are based on volumes produced.

Exploration and abandonments

Exploration expenses include dry hole costs, delay rentals, and geological and geophysical costs. Abandonment costs are charges to leasehold costs associated with properties that we chose not to develop and impair such costs.

Dependence on Major Customers

For the years ended December 31, 2012, 2011, and 2010, we sold 99%; 98%; and 98%, respectively, of our oil and gas produced to Plains Marketing, L.P. (“Plains”), a subsidiary of Plains All American Pipeline, L.P. Additionally, substantially all of our accounts receivable related to oil and gas sales were due from Plains at December 31, 2012 and 2011. We believe that there are potential alternative purchasers and that it may be necessary to establish relationships with new purchasers if our production grows. However, there can be no assurance that we can establish such relationships and that those relationships will result in increased purchasers. Although we are exposed to a concentration of credit risk, we believe that Plains is credit worthy.

Dependence on Suppliers

Our industry is cyclical, and from time to time there is a shortage of drilling rigs, fracture stimulation services, equipment, supplies and qualified personnel. During these periods, the costs and delivery times of rigs, equipment and supplies are substantially greater. If the unavailability or high cost of drilling rigs, equipment, supplies or qualified personnel were particularly severe in the areas where we operate, we could be materially and adversely affected. We believe that there are potential alternative providers of drilling services and that it may be necessary to establish relationships with new contractors as our activity level and capital program grows. However, there can be no assurance that we can establish such relationships and that those relationships will result in increased availability of drilling rigs.

Asset Retirement Obligation

Our asset retirement obligation represents the present value of the estimated amount we will incur to plug, abandon and remediate our producing properties at the end of their productive lives, in accordance with applicable federal, state and local laws. We determine our asset retirement obligation by calculating the present value of estimated cash flows related to the liability. The retirement obligation is recorded as a liability at its estimated present value as of the asset’s inception, with an offsetting increase to proved properties. Periodic accretion of discount of the estimated liability is recorded as accretion expense in the consolidated statements of operations.

Our liability is determined using significant assumptions, including current estimates of plugging and abandonment costs, annual inflation of these costs, the productive lives of wells and our risk-adjusted interest rate. Changes in any of these assumptions can result in significant revisions to the estimated asset retirement obligation. See “Note 3 — Asset Retirement Obligations” to our financial statements for more information.

Income Taxes

The Company is not subject to federal income taxes and does not have a tax sharing agreement or allocate taxes with its member.  Therefore, no provision has been made for federal or state income taxes on the Company’s books.  It is the responsibility of the member to report its share of taxable income or loss on its separate income tax return.  Accordingly, no recognition has been given to federal or state income taxes in the accompanying financial statements.

Based on management’s analysis, the Company did not have any uncertain tax positions as of December 31, 2012 or 2011.  The Company’s income tax returns for the periods subsequent to December 31, 2009 remain open for examination by taxing authorities.  Interest and penalties, and the associated tax expense related to uncertain tax positions, when applicable, will be recorded in income tax expense as the positions are recognized.  At December 31, 2012, and 2011, there were no material income tax interest or penalty items recorded in the statement of operations or as a liability on the balance sheet.

FAIR VALUE OF FINANCIAL INSTRUMENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Fair Value Disclosures [Abstract]
FAIR VALUE OF FINANCIAL INSTRUMENTS
FAIR VALUE OF FINANCIAL INSTRUMENTS

Accounting standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The standards also establish a framework for measuring fair value and a valuation hierarchy based upon the transparency of inputs used in the valuation of an asset or liability.  Classification within the hierarchy is based upon the lowest level of input that is significant to the fair value measurement.  The valuation hierarchy contains three levels:

•	Level 1 — Quoted prices (unadjusted) for identical assets or liabilities in active markets

•
Level 2 — Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; and model-derived valuations whose inputs or significant value drivers are observable

•	Level 3 — Significant inputs to the valuation model are unobservable

We used the following fair value measurements for certain of our assets and liabilities at June 30, 2013 and December 31, 2012:

Level 1 Classification:

Available for Sale Securities

At June 30, 2013 and December 31, 2012, the Company held common and preferred stock of publicly traded companies with quoted prices in an active market.  Accordingly, the fair market value measurements of these securities have been classified as Level 1.

Level 2 Classification:

Commodity Derivative Instruments

At June 30, 2013 and December 31, 2012, the Company had commodity derivative financial instruments in place.  The Company does not designate its derivative instruments as hedges and therefore does not apply hedge accounting.  The estimated fair value amounts of the Company’s derivative instruments have been determined at discrete points in time based on relevant market information which resulted in the Company classifying such derivatives as Level 2.  Although the Company’s derivative instruments are valued using public indices, the instruments themselves are traded with unrelated counterparties and are not openly traded on an exchange.  See "Note 5 — Financial Instruments and Derivatives" for additional information.

As of June 30, 2013 and December 31, 2012, the Company’s derivative contracts were with financial institutions, all of which were either senior lenders to the Company or affiliates of such senior lenders, and some of which had investment grade credit ratings. All of the counterparties are believed to have minimal credit risk.  Although the Company is exposed to credit risk to the extent of nonperformance by the counterparties in the derivative contracts discussed above, the Company does not anticipate such nonperformance and monitors the credit worthiness of its counterparties on an ongoing basis.

Level 3 Classification:

Preferred Stock Embedded Derivative

At June 30, 2013 and December 31, 2012, the Company had preferred stock embedded derivative liabilities resulting from certain conversion features, redemption options, and other features of our Series A Convertible Preferred Units of Eureka Hunter Holdings. See "Note 11 - Redeemable Preferred Stock" for additional information.

The fair value of the bifurcated conversion feature was valued using the “with and without” analysis in a simulation model. The key inputs used in the model to determine fair value at June 30, 2013 were a volatility of 26%, credit spread of 15.06%, and a total enterprise value of Eureka Hunter Holdings of $499.0 million.

Convertible Security Embedded Derivative

The Company recognized an embedded derivative asset resulting from the fair value of the bifurcated conversion feature associated with the convertible note received as partial consideration upon the sale of Hunter Disposal to GreenHunter Resources, Inc. ("GreenHunter"), a related party. See "Note 6 - Divestitures and Discontinued Operations." The embedded derivative was valued using a Black-Scholes model valuation of the conversion option.

The key inputs used in the Black-Scholes option pricing model were as follows:

June 30, 2013
Life	3.6
Risk-free interest rate	1.17%
Estimated volatility	40%
Dividend	—
GreenHunter stock price at end of period	$0.80

The following table presents a reconciliation of the financial derivative asset and liability measured at fair value using significant unobservable inputs for the six month period ended June 30, 2013:

	Preferred Stock Embedded Derivative Liability	Convertible Security Embedded Derivative Asset
	(in thousands)
Fair value at December 31, 2012	$(43,548)	$264
Issuance of derivative liability	(6,960)	—
Increase (decrease) in fair value recognized in other income (expense)	(5,440)	(211)
Fair value as of June 30, 2013	$(55,948)	$53

The following tables present recurring financial assets and liabilities which are carried at fair value at June 30, 2013 and December 31, 2012:

	Fair Value Measurements on a Recurring Basis
	June 30, 2013
	(in thousands)
Assets	Level 1	Level 2	Level 3
Available for sale securities	$48,652	$—	$—
Commodity derivative assets	—	4,700	—
Convertible security derivative assets	—	—	53
Total assets at fair value	$48,652	$4,700	$53
Liabilities
Commodity derivative liabilities	$—	$2,429	$—
Convertible preferred stock derivative liabilities	—	—	55,948
Total liabilities at fair value	$—	$2,429	$55,948

	Fair Value Measurements on a Recurring Basis
	December 31, 2012
	(in thousands)
Assets	Level 1	Level 2	Level 3
Available for sale securities	$1,958	$—	$—
Commodity derivative assets	—	4,882	—
Convertible security derivative assets	—	—	264
Total assets at fair value	$1,958	$4,882	$264
Liabilities
Commodity derivative liabilities	$—	$7,477	$—
Convertible preferred stock derivative liabilities	—	—	43,548
Total liabilities at fair value	$—	$7,477	$43,548

Other Fair Value Measurements

The carrying value of our MHR Senior Revolving Credit Facility approximates fair value as it is subject to short-term floating interest rates that approximate the rates available to us for those periods.  The fair value hierarchy for our MHR Senior Revolving Credit Facility is Level 1.

The fair value of our Senior Notes is based on quoted market prices available to us at these dates.  The estimated fair value of our Senior Notes as of June 30, 2013 and December 31, 2012 was $622.3 million and $613.5 million, respectively.  The fair value hierarchy for our Senior Notes is Level 2 (quoted prices for identical assets in active markets).

The fair value of Eureka Hunter Pipeline's second lien term loan is the estimated cost to acquire the debt, including a credit spread for the difference between the issue rate and the period end market rate.  The credit spread is the Company’s default or repayment risk.  The credit spread (premium or discount) is determined by comparing the Company’s fixed-rate notes and credit facility to new issuances (secured and unsecured) and secondary trades of similar size and credit statistics for both public and private debt.  The fair value of all fixed-rate notes and the credit facility is based on interest rates currently available to the Company.  Eureka Hunter Pipeline's second lien term loan is valued using an income approach and classified as Level 3 in the fair value hierarchy.

The Company uses available market data and valuation methodologies to estimate the fair value of debt.  The carrying amounts and fair values of long-term debt are as follows:

		June 30, 2013		December 31, 2012
	Fair Value Hierarchy Level	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
		(in thousands)
Senior Notes (1)	2	$597,209	$622,320	$597,212	$613,500
MHR Senior Revolving Credit Facility (2)	1	$—	$—	$225,000	$225,000
Eureka Hunter Pipeline, LLC second lien term loan (3)	3	$50,000	$57,143	$50,000	$58,550
Equipment notes payable (3)	3	$22,462	$21,571	$18,548	$17,450

1.	The fair value of our Senior Notes is based on quoted market prices available to us for those periods.

2.	The carrying value of the MHR Senior Revolving Credit Facility approximates fair value as it is subject to short-term floating interest rates that approximate the rates available to us at such date.

3.
The fair value of each of (a) Eureka Hunter Pipeline's second lien term loan and (b) the equipment notes payable is the estimated cost to acquire the debt, including a credit spread for the difference between the issue rate and the period end market rate.

Fair Value on a Non-Recurring Basis
The Company follows the provisions of ASC 820-10 for non-financial assets and liabilities measured at fair value on a non-recurring basis. As it relates to Magnum Hunter, ASC 820-10 applies to certain non-financial assets and liabilities as may be acquired in a business combination and thereby measured at fair value; measurements of oil and natural gas property impairments; and the initial recognition of asset retirement obligations, for which fair value is used. These asset retirement obligation ("ARO") estimates are derived from historical costs as well as management's expectation of future cost environments. As there is no corroborating market activity to support the assumptions used, Magnum Hunter has designated these measurements as Level 3.
A reconciliation of the beginning and ending balances of Magnum Hunter's ARO is presented in "Note 7 - Asset Retirement Obligations."

FAIR VALUE OF FINANCIAL INSTRUMENTS
Accounting standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standards also establish a framework for measuring fair value and a valuation hierarchy based upon the transparency of inputs used in the valuation of an asset or liability.  Classification within the hierarchy is based upon the lowest level of input that is significant to the fair value measurement.  The valuation hierarchy contains three levels:

●	Level 1 — Quoted prices (unadjusted) for identical assets or liabilities in active markets;

●
Level 2 — Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; and model-derived valuations whose inputs or significant value drivers are observable;

●	Level 3 — Significant inputs to the valuation model are unobservable.

We used the following fair value measurements for certain of our assets and liabilities during the years ended December 31, 2012 and 2011:
Level 1 Classification:
Available for Sale Securities
At December 31, 2012, the Company held common and preferred stock of companies publicly traded on the TSX Venture Exchange and the NYSE MKT (formerly NYSE Amex) with quoted prices in active markets. Accordingly, the fair market value measurements of these securities have been classified as Level 1.
Level 2 Classification:
Derivative Instruments
At December 31, 2012 and December 31, 2011, the Company had commodity derivative financial instruments in place.  The Company does not designate its derivative instruments as hedges and therefore does not apply hedge accounting.  Changes in fair value of derivative instruments subsequent to the initial measurement are recorded as other income (expense).  The estimated fair values of the Company’s derivative instruments have been determined at discrete points in time based on relevant market information which resulted in the Company classifying such derivatives as Level 2.  Although the Company’s derivative instruments are valued using public indices, the instruments themselves are traded with unrelated counterparties and are not openly traded on an exchange.  See "Note 5—Financial Instruments and Derivatives", for additional information.
As of December 31, 2012 and December 31, 2011, the Company’s derivative contracts were with financial institutions, all of which were either senior lenders to the Company or affiliates of such senior lenders, and some of which had investment grade credit ratings. All of such counterparties are believed to have minimal credit risk.  Although the Company is exposed to credit risk to the extent of nonperformance by the counterparties to the derivative contracts discussed above, the Company does not anticipate such nonperformance and monitors the credit worthiness of its counterparties on an ongoing basis.
Level 3 Classification:
Preferred Stock Embedded Derivative
At December 31, 2012, the Company had preferred stock derivative liabilities resulting from certain conversion features, redemption options, and other features of our Series A Convertible Preferred Units of Eureka Hunter Holdings, LLC. See "Note 13 — Redeemable Preferred Stock", for more information.
The preferred stock embedded derivative was valued using the “with and without” analysis in a simulation model. The key inputs used in the model were a volatility of 22.3%, credit spread of 14.64%, and an estimated enterprise value of Eureka Hunter Holdings of $483.8 million.
Convertible Security Embedded Derivative
The Company recognized an embedded derivative asset resulting from the fair value of the bifurcated conversion feature associated with the convertible note received as partial consideration upon the sale of Hunter Disposal, LLC (See "Note 7 - Discontinued Operations" to our consolidated financial statements) to GreenHunter Resources.  The convertible security embedded derivative was valued using a Black-Scholes model valuation of the conversion option.
The key inputs used in the Black-Scholes option pricing model were as follows:

	December 31, 2012
Life	4.1	years
Risk-free interest rate	0.67%
Estimated volatility	40%
Dividend	—
GreenHunter Resources Stock price at end of period	$1.61

The following table presents the changes in the fair value of the derivative assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2012:

	Embedded Derivatives
	Preferred Stock	Convertible Security
	(in thousands)
Fair value at December 31, 2011	$—	$—
Issued or acquired embedded derivative asset (liability)	(52,240)	405
Change in fair value recognized in other income (expense)	8,692	(141)
Fair value as of December 31, 2012	$(43,548)	$264

The following tables present financial assets and liabilities which are adjusted to fair value on a recurring basis at December 31, 2012 and 2011:

	Fair Value Measurements on a Recurring Basis
	December 31, 2012
	(in thousands)
	Level 1	Level 2	Level 3
Available for sale securities	$1,958	$—	$—
Derivative assets	—	4,882	264
Total assets at fair value	$1,958	$4,882	$264
Derivative liabilities	$—	$7,477	$43,548
Total liabilities at fair value	$—	$7,477	$43,548

	Fair Value Measurements on a Recurring Basis
	December 31, 2011
	(in thousands)
	Level 1	Level 2	Level 3

Available for sale securities	$497	$—	$—
Derivative assets	—	6,924	—
Total assets at fair value	$497	$6,924	$—
Derivative liabilities	$—	$11,912	$—
Total liabilities at fair value	$—	$11,912	$—

The Company uses available market data and valuation methodologies to estimate the fair value of debt.  The carrying amounts and fair values of long-term debt are as follows:

	Fair Value	December 31, 2012		December 31, 2011
	Hierarchy Level	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Senior Notes (1)	2	$597,212	$613,500	$—	$—
MHR Senior Revolving Credit Facility (2)	1	225,000	225,000	142,000	142,000
Eureka Hunter Pipeline, LLC second lien term loan (3)	3	50,000	58,550	31,000	34,407
Magnum Hunter second lien term loan (2)	1	—	—	100,000	100,000
Equipment note payable (3) (4)	3	18,548	17,450	6,158	5,350

1.	The fair value of our Senior Notes is based on quoted market prices.

2.
The carrying value of each of the MHR Senior Revolving Credit Facility and Magnum Hunter's second lien term loan approximates fair value as it is subject to short-term floating interest rates that approximate the rates available to us at these dates.

3.
The fair value of (a) Eureka Hunter Pipeline’s second lien term loan and (b) equipment note payable, is the estimated cost to acquire the debt, including a credit spread for the difference between the issue rate and the period end market rate.  The credit spread is Eureka Hunter Pipeline’s default or repayment risk.  The credit spread (premium or discount) is determined by comparing fixed-rate notes and credit facility to new issuances (secured and unsecured) and secondary trades of similar size and credit statistics for both public and private debt.

4.	The Company has various inconsequential equipment notes outstanding at December 31, 2011 which carrying values approximate fair values and have been excluded from the table above.

Fair Value on a Non-Recurring Basis
The Company follows the provisions of ASC 820-10 for nonfinancial assets and liabilities measured at fair value on a non-recurring basis. As it relates to Magnum Hunter, ASC 820-10 applies to certain nonfinancial assets and liabilities as may be acquired in a business combination and thereby measured at fair value; measurements of oil and natural gas property impairments; and the initial recognition of asset retirement obligations, for which fair value is used. These asset retirement obligation ("ARO") estimates are derived from historical costs as well as management's expectation of future cost environments. As there is no corroborating market activity to support the assumptions used, Magnum Hunter has designated these measurements as Level 3.
A reconciliation of the beginning and ending balances of Magnum Hunter's asset retirement obligation is presented in "Note 9 - Asset Retirement Obligation".
New fair value measurements of proved oil and natural gas properties during the year ended December 31, 2011 and 2012 consist of:

Fair Value Measurements on a Non-recurring Basis
	(Level 1)	(Level 2)	(Level 3)
	(In thousands)
Proved properties impaired (1)	$—	$—	$2,710
Acquisitions (2)	—	—	602,661
Total during 2011	$—	$—	$605,371

Proved properties impaired (1)	$—	$—	$58,082
Acquisitions (2)	—	—	532,150
Total during 2012	$—	$—	$590,232

(1) The Company recorded impairment charges of $4.1 million and $21.8 million during the years ended December 31, 2012 and 2011, respectively, as a result of writing down the carrying value of certain properties to fair value. In order to determine fair value, Magnum Hunter compares net capitalized costs of proved oil and natural gas properties to estimated undiscounted future net cash flows using management's expectations of economically recoverable reserves. If the net capitalized cost exceeds the undiscounted future net cash flows, Magnum Hunter impairs the net cost basis down to the discounted future net cash flows, which is management's estimate of fair value. Significant inputs used to determine the fair value include estimates of: (i) reserves; (ii) future operating and development costs; (iii) future commodity prices; and (iv) a market-based weighted average cost of capital rate. The underlying commodity prices embedded in the Company's estimated cash flows are the product of a process that begins with NYMEX forward curve pricing, adjusted for estimated location and quality differentials, as well as other factors that Magnum Hunter's management believes will impact realizable prices. The inputs used by management for the fair value measurements utilized in this review include significant unobservable inputs, and therefore, the fair value measurements employed are classified as Level 3 for these types of assets.

(2)Magnum Hunter records the fair value of assets and liabilities acquired in business combinations. During the year ended December 31, 2011, Magnum Hunter acquired oil and natural gas properties with a fair value of $602.7 million. During the year ended December 31, 2012, Magnum Hunter acquired oil and natural gas properties with a fair value of $532.2 million. Properties acquired are recorded at fair value, which correlates to the discounted future net cash flow. Significant inputs used to determine the fair value of proved properties include estimates of: (i) reserves; (ii) future operating and development costs; (iii) future commodity prices; and (iv) a market-based weighted average cost of capital rate. The underlying commodity prices embedded in the Company's estimated cash flows are the product of a process that begins with NYMEX forward curve pricing, adjusted for estimated location and quality differentials, as well as other factors that Magnum Hunter's management believes will impact realizable prices. For acquired unproved properties, the market-based weighted average cost of capital rate is subjected to additional project specific risking factors. The inputs used by management for the fair value measurements of these acquired oil and natural gas properties include significant unobservable inputs, and therefore, the fair value measurements employed are classified as Level 3 for these types of assets.

ACQUISITIONS	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
ACQUISITIONS
ACQUISITIONS

The Company has recognized $4.7 million, $8.9 million, and $2.2 million of transaction expenses related to acquisitions in its general and administrative expenses for the years ended December 31, 2012, 2011, and 2010, respectively. Substantially all of our acquisitions contained a significant amount of unproved acreage, as is consistent with the Company's business strategy.

Wetzel County, West Virginia Asset Acquisition

On April 7, 2011, the Company purchased oil and gas properties and related assets from a third party, located in Wetzel County, West Virginia. The assets purchased included oil and gas leases and mineral interests and existing wells with proven reserves. The primary purpose of the acquisition was to acquire leasehold acreage and wells complementary to our existing acreage and expand our position in the Marcellus Shale in West Virginia. We acquired the assets for a total purchase price of $20.0 million, payable in cash and subject to customary purchase price adjustments. Subject to the indemnification obligations set forth in the purchase agreement, we assumed certain customary liabilities in connection with the acquisition.

NGAS Acquisition

On April 13, 2011, the Company completed the acquisition of all of the outstanding common shares of NGAS Resources, Inc. (“NGAS”) for total consideration of approximately $124.5 million consisting of $15.3 million in cash, $53.1 million in debt assumed, 6,986,104 shares of our common stock valued at approximately $55.8 million based on the closing stock price of $7.99 on April 13, 2011, and $1.2 million in warrant liability, of which $1.0 million was paid out in cash upon exercise of the cash option (included in $53.1 million in cash above) and 138,388 warrants are outstanding that are exercisable for common stock of the Company. The Company has liquidated NGAS into a wholly-owned subsidiary of the Company, NGAS Hunter, LLC, and changed the name of its subsidiary NGAS Production Co. to Magnum Hunter Production, Inc. and the name of another subsidiary, NGAS Securities, Inc. to Energy Hunter Securities, Inc. The primary purpose of the acquisition was to acquire leasehold acreage and wells complementary to our existing acreage and expand our position in the Marcellus Shale in West Virginia and establish our position in Southern Appalachia.
The following table summarizes the purchase price and the fair values of the net assets from NGAS acquired (in thousands, except share per share information):

Fair value of total purchase price:
6,635,478 shares of common stock issued on April 13, 2011 at $7.99 per share	$53,017
Senior credit facility paid off at closing	33,282
NGAS 6% convertible notes paid off in cash at closing	13,683
Contract payment in cash	12,929
Other long-term debt assumed	6,160
350,626 shares of common stock issued for change in control payments at $7.99 per share	2,802
Tax on change of control payments paid in cash	1,363
Common stock warrants settled in cash	1,044
Common stock warrants issued in conversion of NGAS warrants	190
Total	$124,470
Amounts recognized for assets acquired and liabilities assumed:
Working capital deficit	$(11,028)
Oil and gas properties	135,121
Equipment and other fixed assets	9,055
Asset retirement obligation	(8,678)
Total	$124,470
Working capital deficit assumed:
Cash	$1,908
Accounts receivable	3,662
Prepaid Expenses	416
Inventory	278
Accounts payable	(9,009)
Revenue payable	(1,547)
Payroll tax payable	(206)
Advances	(3,751)
Deferred compensation	(379)
Accrued Liabilities	(2,400)
Total working capital deficit assumed	$(11,028)

NuLoch Acquisition

On May 3, 2011, the Company completed the acquisition of all of the outstanding common shares of NuLoch Resources, Inc., (“NuLoch”) for total consideration of approximately $430.5 million consisting of 38,131,846 shares of our common stock and 4,275,998 exchangeable shares of MHR Exchangeco Corporation, an indirect wholly-owned Canadian subsidiary of the Company, which are exchangeable for shares of Company common stock, with a combined value of approximately $313.8 million based on the closing stock price of $7.40 on May 3, 2011, $18.8 million in debt assumed, and deferred tax liability of approximately $97.9 million. The Company has changed the name of NuLoch to Williston Hunter Canada, Inc. and its subsidiary NuLoch America Corporation to Williston Hunter, Inc. The primary purpose of the acquisition was to establish the Company's position in the Bakken, Three Forks, and Sanish formations in North Dakota and Saskatchewan, Canada.
The following table summarizes the purchase price and the estimates of the fair values of the net assets of NuLoch acquired (in thousands except shares and per share amounts):

Fair value of total purchase price:
38,131,846 shares of common stock issued on May 3, 2011 at $7.40 per share	$282,175
4,275,998 exchangeable shares at $7.40 per share	31,643
Debt assumed	18,770
Net deferred tax liability	97,912
Total	$430,500
Amounts recognized for assets acquired and liabilities assumed:
Working capital deficit	$(20,711)
Oil and gas properties	447,540
Equipment and other fixed assets	5,167
Asset retirement obligation	(1,496)
Total	$430,500
Working capital deficit assumed:
Cash	$640
Accounts receivable	5,951
Prepaid expenses	359
Accounts payable	(27,661)
Total working deficit assumed	$(20,711)

Utica Shale Assets Acquisition

On February 17, 2012, the Company closed on the acquisition of leasehold mineral interests located predominately in Noble County, Ohio for a total purchase price of $24.8 million in cash.

Eagle Operating Assets Acquisition

On March 30, 2012, the Company, through its wholly-owned subsidiary, Williston Hunter ND, LLC, a Delaware limited liability company (“Williston Hunter”), closed on the purchase of operating working interest in certain oil and gas leases and wells located in several counties in North Dakota from Eagle Operating, Inc. (“Eagle Operating”), an unrelated third party, effective April 1, 2011.  Total consideration was $52.9 million consisting of $51.0 million in cash and 296,859 shares of Magnum Hunter restricted common stock valued at $1.9 million based on a price of $6.41 per share. The purpose of the acquisition was to expand the Company’s position in the Williston Basin. The Company already owned a non-operated ownership interest in the properties acquired.

The acquisition was accounted for using the acquisition method of accounting, which requires the net assets acquired to be recorded at their fair values. The following table summarizes the purchase price and the estimates of fair values of the net assets acquired (in thousands, except shares and per share information):

Fair value of total purchase price:
296,859 shares of common stock issued on March 30, 2012 at $6.41 per share	$1,902
Cash	50,974
Total	$52,876
Amounts recognized for assets acquired and liabilities assumed:
Oil and gas properties	$54,832
Asset retirement obligation	(1,956)
Total	$52,876

TransTex Gas Services, LP Assets Acquisition

On April 2, 2012, the Company, through its majority owned subsidiary, Eureka Hunter Holdings, LLC, and its wholly-owned subsidiary, Eureka Hunter Acquisition Sub, LLC, closed on their purchase of certain assets of TransTex Gas Services, LP (“TransTex”), a related third party, under an asset purchase agreement dated March 21, 2012, which resulted in the recognition of approximately $30.6 million in goodwill and $10.5 million of intangible assets.  See "Note 8 - Goodwill and Intangible Assets" for additional information. The Company expects all of the goodwill, which is associated with the Company’s midstream operating segment, to be deductible for tax purposes.  The purpose of the acquisition was to complement the Company’s existing midstream assets.  The total purchase price paid for the acquired assets was $58.5 million, comprised of $46.0 million in cash and 622,641 Eureka Hunter Holdings Class A Common Units representing membership interests in Eureka Hunter Holdings, with a value of $12.5 million based on an estimated enterprise value of $400.0 million at that time.  The value, totaling $12.5 million as of the acquisition date, of the common units transferred as partial consideration for the acquisition was determined utilizing a discounted future cash flow analysis.

The following table summarizes the purchase price and the estimates of fair values of the net assets acquired from TransTex (in thousands):

Fair value of total purchase price:
Cash	$46,047
Eureka Hunter Holdings Class A Common Units	12,453
Total	$58,500
Amounts recognized for assets acquired and liabilities assumed:
Working capital	$525
Equipment and other fixed assets	15,575
Other assets	1,306
Goodwill (Note 8)	30,602
Intangible assets (Note 8)	10,492
Total	$58,500

Gary C. Evans, our Chairman and CEO, previously held a small limited partnership interest in TransTex, and participated in the purchase of certain Eureka Hunter Holdings Class A Common Units offered to all limited partners of TransTex in connection with the acquisition. See "Note 17 - Related Party Transactions" below.

Baytex Energy USA Assets Acquisition

On May 22, 2012, the Company, through its wholly-owned subsidiary, Bakken Hunter, LLC, closed on the acquisition of certain Williston Basin assets of Baytex Energy USA, Ltd. (“Baytex Energy USA”), an affiliate of Baytex Energy Corporation, an unrelated third party, for a total purchase price of $312.0 million.  The purpose of the acquisition was to significantly increase the Company’s ownership interest in existing mineral leases in a key shale play where the Company has increased its drilling activities. To a lesser extent, proved reserves were added attributable to the acquired properties. The acquired assets include all of Baytex Energy USA’s non-operated working interest in oil and gas properties and wells located in Divide and Burke Counties, North Dakota, within an area subject to an operating agreement among Samson Resources Company, as operator, Baytex Energy Corporation, and Williston Hunter, Inc., a wholly-owned subsidiary of Magnum Hunter.

The following table summarizes the purchase price and the preliminary estimates of fair values of the net assets acquired (in thousands):

Fair value of total purchase price:
Cash	$312,018
Total	$312,018
Amounts recognized for assets acquired and liabilities assumed:
Oil and gas properties	$312,294
Asset retirement obligation	(276)
Total	$312,018

Acquisition of Viking International Resources Co., Inc.

On November 2, 2012, Triad Hunter, LLC, a wholly-owned subsidiary of the Company, closed on the acquisition of all outstanding capital stock of Viking International Resources Co., Inc. (“Virco”) effective January 1, 2012.  The total fair market value of consideration paid was approximately $100.8 million, made up of approximately $37.3 million paid in cash and 2,774,850 depositary shares representing 2,774.85 shares of 8.0% Series E Cumulative Convertible Preferred Stock of the Company with market value of approximately $65.2 million and stated liquidation preference of approximately $69.4 million. See "Note 12 – Shareholders’ Equity" for additional information on the Series E Preferred Stock. The primary purpose of the acquisition was to acquire leasehold acreage and wells complementary to our existing acreage position of this region and expand our ownership interest in the Marcellus Shale and Utica Shale plays in West Virginia and Ohio.

The following table summarizes the purchase price and the preliminary estimates of fair values of the net assets acquired (in thousands):

Fair value of total purchase price:
Cash	$37,349
2,774,850 depositary shares evidencing Series E Preferred Stock issued on November 2, 2012, valued at $23.50 per share	65,209
Escrow settlement	(1,750)
Total	$100,808
Amounts recognized for assets acquired and liabilities assumed:
Oil and gas properties	$110,224
Current assets	1,676
Equipment and other fixed assets	970
Accounts payable and accrued expenses	(3,928)
Other long-term liabilities	(2,362)
Asset retirement obligation	(5,772)
Total	$100,808

Samson Resources Assets Acquisition

On December 20, 2012, Bakken Hunter, LLC, a wholly-owned subsidiary of the Company, closed on the acquisition of certain existing wells and Williston Basin lease acres located in Divide County, North Dakota from Samson Resources Company. The purchase price for the assets was $30 million in cash, subject to customary adjustments. The effective date of the transaction was August 1, 2012.
With the closing of this transaction, the Company owns varied working ownership interests in these properties up to approximately 100%. The acquisition established the Company as an operator in certain of this Bakken acreage, covering four Townships and Ranges in northern Divide County, North Dakota, previously operated by Samson Resources Company.
The following summarizes the revenue and operating income (loss) from the acquisitions included in our consolidated statements of operations for the years ended December 31, 2012 and 2011:

	For the year ended December 31,
	2012		2011
	Revenues	Operating Income (loss)	Revenues	Operating Income (loss)
	(in thousands)		(in thousands)
NGAS acquisition	$19,611	$18,453	$16,581	$(28,698)
NuLoch acquisition	64,045	(66,862)	18,524	901
Eagle Operating assets	5,500	(3,019)
TransTex assets	7,014	(393)
Baytex Energy USA assets	18,430	(6,649)
VIRCO acquisition	1,094	450

The following unaudited summary, prepared on a pro forma basis, presents the results of operations for the years ended December 31, 2012, and 2011, as if the above acquisitions along with transactions necessary to finance the acquisitions, had occurred as of the beginning of 2011. The pro forma information includes the effects of adjustments for interest expense, depreciation and depletion expense, and dividend expense. The pro forma results are not necessarily indicative of what actually would have occurred if the acquisition had been completed as of the beginning of each period presented, nor are they necessarily indicative of future consolidated results.

	Pro Forma
	For the Year Ended December 31,
	2012	2011
	(in thousands, unaudited)
Total revenue	$290,328	$160,746
Operating loss	(135,014)	(56,441)
Net loss	(151,946)	(105,412)
Net loss attributable to Magnum Hunter Resources Corporation	(147,933)	(105,661)
Net loss attributable to common shareholders	$(189,906)	$(136,889)
Loss per common share, basic and diluted	(1.21)	(0.92)

FINANCIAL INSTRUMENTS AND DERIVATIVES	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS AND DERIVATIVES
FINANCIAL INSTRUMENTS AND DERIVATIVES

We periodically enter into certain commodity derivative instruments such as futures contracts, swaps, collars, and basis swap contracts, which are effective in mitigating commodity price risk associated with a portion of our future monthly natural gas and crude oil production and related cash flows. We have not designated any of our commodity derivatives as hedges under ASC 815. When actual commodity prices exceed the fixed price provided by these contracts, we pay this excess to the counterparty, and when actual commodity prices are below the contractually provided fixed prices, we receive the difference from the counterparty.
In a commodities swap agreement, the Company trades the fluctuating market prices of oil or natural gas at specific delivery points over a specified period, for fixed prices. As a producer of oil and natural gas, the Company holds these commodity derivatives to protect the operating revenues and cash flows related to a portion of our future natural gas and crude oil sales from the risk of significant declines in commodity prices, which helps insure our ability to fund our capital budget.  If the price of a commodity rises above what we have agreed to receive in the swap agreement, the amount that we agree to pay the counterparty would theoretically be offset by the increased amount we received for our production.
The Company also enters into three-way collars with third parties. These instruments typically establish two floors and one ceiling. Upon settlement, if the index price is below the lowest floor, the Company receives the difference between the two floors. If the index price is between the two floors, the Company receives the difference between the higher of the two floors and the index price. If the index price is between the higher floor and the ceiling, the Company does not receive or pay any amounts. If the index price is above the ceiling, the Company pays the excess over the ceiling price. The advantage to the Company of the three-way collar is that the proceeds from the second floor allow us to lower the total cost of the collar.
Our failure to service any of our debt or to comply with any of our debt covenants could result in a default under the related debt agreement, and under any commodity derivative contract under which such debt default is a cross-default, which could result in the early termination of the commodity derivative contract, an early termination payment obligation thereunder, and/or otherwise materially adversely affect our business, financial condition and results of operations.
As of June 30, 2013, we had the following derivative instruments in place:

			Weighted Average
Natural Gas	Period	MMBTU/day	Price per MMBTU
Collars	Jul 2013 - Dec 2013	12,500	$4.50 - $5.96
Swaps	Jul 2013 - Dec 2013	25,500	$3.64
	Jan 2014 - Dec 2014	5,000	$4.26
Ceilings purchased (call)	Jul 2013 - Dec 2013	10,000	$6.00
	Jan 2014 - Dec 2014	10,000	$6.15
Ceilings sold (call)	Jan 2014 - Dec 2014	26,000	$5.47
Floors purchased (put)	Jul 2013 - Dec 2013	10,000	$4.25
Floors sold (put)	Jan 2014 - Dec 2014	10,000	$3.75
			Weighted Average
Crude Oil	Period	Bbls/day	Price per Bbl
Collars	Jul 2013 - Dec 2013	2,763	$81.38 - $97.61
	Jan 2014 - Dec 2014	663	$85.00 - $91.25
	Jan 2015 - Dec 2015	259	$85.00 - $91.25
Three-way collars (1)	Jul 2013 - Dec 2013	2,000	$60.63 - $80.00 - $100.00
	Jan 2014 - Dec 2014	4,000	$64.94 - $85.00 - $102.50
Three-way collars (2)	Jul 2013 - Dec 2013	763	$65.00 - $91.25 - $101.25
Swaps	Jul 2013 - Dec 2013	5,450	$92.72
Ceilings purchased (call)	Jul 2013 - Dec 2013	2,250	$100.00
Ceilings sold (call)	Jan 2015 - Dec 2015	1,570	$120.00
Floors purchased (put)	Jul 2013 - Dec 2013	1,750	$90.00
Floors sold (put)	Jul 2013 - Dec 2013	5,438	$76.03
	Jan 2014 - Dec 2014	663	$65.00
	Jan 2015 - Dec 2015	259	$70.00
(1) These three-way collars are a combination of three options: a sold call, a purchased put and a sold put

(2) This three-way collar is a combination of three options: a sold call, a purchased call and a sold put

Currently, Bank of America, Bank of Montreal, KeyBank National Association, Credit Suisse Energy, LLC, UBS AG London Branch, Deutsche Bank AG London Branch, Citibank, N.A., and J. Aron & Company are the only counterparties to our commodity derivatives positions.  We are exposed to credit losses in the event of nonperformance by the counterparties; however, we do not anticipate nonperformance by the counterparties over the term of the commodity derivatives positions.  All counterparties or their affiliates are participants in our MHR Senior Revolving Credit Facility, and the collateral for the outstanding borrowings under our MHR Senior Revolving Credit Facility is used as collateral for our commodity derivatives with those counterparties.

At June 30, 2013, the Company had preferred stock derivative liabilities resulting from certain conversion features, redemption options, and other features of our Series A Convertible Preferred Units of Eureka Hunter Holdings. See "Note 4 – Fair Value of Financial Instruments" and "Note 11 — Redeemable Preferred Stock," for more information.

At June 30, 2013, the Company also had a convertible security embedded derivative asset primarily due to the conversion feature of the promissory note received as partial consideration for the sale of Hunter Disposal. See "Note 4 – Fair Value of Financial Instruments," "Note 6 – Divestitures and Discontinued Operations" and "Note 13 – Related Party Transactions," for additional information.

The following table summarizes the fair value of our commodity derivative contracts as of the dates indicated:

		Gross Derivative Assets		Gross Derivative Liabilities
Derivatives not designated as hedging instruments	Balance Sheet Classification	June 30, 2013	December 31, 2012	June 30, 2013	December 31, 2012
		(in thousands)
Commodity
	Current assets - derivatives	$3,152	$4,882	$—	$—
	Derivatives and other long term assets	1,548	—	—	—
	Derivatives and other current liabilities	—	—	(2,254)	(3,501)
	Derivatives and other long term liabilities	—	—	(175)	(3,976)
Total commodity		$4,700	$4,882	$(2,429)	$(7,477)
Financial
	Derivative assets - current	$53	$264	$—	$—
	Derivative liabilities - long term	—	—	(55,948)	(43,548)
Total financial		$53	$264	$(55,948)	$(43,548)

 The following table summarizes the realized and unrealized gains and losses on change in fair value of our derivative contracts as of the dates indicated:

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(in thousands)
Realized gain (loss)	$(1,261)	$4,251	$(305)	$5,738
Unrealized gain (loss)	7,661	13,853	(786)	13,469
Net gain (loss)	$6,400	$18,104	$(1,091)	$19,207

FINANCIAL INSTRUMENTS AND DERIVATIVES
We periodically enter into certain commodity derivative instruments such as futures contracts, swaps, collars, and basis swap contracts , which are effective in mitigating commodity price risk associated with a portion of our future monthly natural gas and crude oil production and related cash flows. We have not designated any of our commodity derivatives as hedges under ASC 815. When actual commodity prices exceed the fixed price provided by these contracts, we pay this excess to the counterparty, and when actual commodity prices are below the contractually provided fixed prices, we receive the difference from the counterparty.
In a commodities swap agreement, the Company trades the fluctuating market prices of oil or natural gas at specific delivery points over a specified period, for fixed prices. As a producer of oil and natural gas, the Company holds these commodity derivatives to protect the operating revenues and cash flows related to a portion of our future natural gas and crude oil sales from the risk of significant declines in commodity prices, which helps insure our ability to fund our capital budget.  If the price of a commodity rises above what we have agreed to receive in the swap agreement, the amount that we agree to pay the counterparty would theoretically be offset by the increased amount we received for our production.
The Company also enters into three-way collars with third parties. These instruments typically establish two floors and one ceiling. Upon settlement, if the index price is below the lowest floor, the Company receives the difference between the two floors. If the index price is between the two floors, the Company receives the difference between the higher of the two floors and the index price. If the index price is between the higher floor and the ceiling, the Company does not receive or pay any amounts. If the index price is above the ceiling, the Company pays the excess over the ceiling price. The advantage to the Company of the three-way collar is that the proceeds from the second floor allow us to lower the total cost of the collar.
Our failure to service any of our debt or to comply with any of our debt covenants (including failures stemming from our late SEC filings) could result in a default under the related debt agreement, and under any commodity derivative contract under which such debt default is a cross-default, which could result in the early termination of the commodity derivative contract (and an early termination payment obligation) and/or otherwise materially adversely affect our business, financial condition and results of operations.
The table below is a summary of our commodity derivatives as of December 31, 2012:

			Weighted Avg
Natural Gas	Period	MMBTU/day	Price per MMBTU
Collars	Jan 2013 - Dec 2013	12,500	$4.50 - $5.96(1)
Swaps	Jan 2013 - Dec 2013	15,500	$3.52
Ceilings sold (call)	Jan 2014 - Dec 2014	16,000	$5.91
			Weighted Avg
Crude Oil	Period	Bbls/day	Price per Bbl
Collars	Jan 2013 - Dec 2013	2,763	$81.38 - $97.61
Three-way collar (2)	Jan 2014 - Dec 2014	663	$65.00 - $85.00 - $91.25
Three-way collar (2)	Jan 2015 - Dec 2015	259	$70.00 - $85.00 - $91.25
Three-way collar (2)	Jan 2013 - Dec 2013	2,000	$60.63 - $80.00 - $100.00
Three-way collar (2)	Jan 2014 - Dec 2014	4,000	$64.94 - $85.00 - $102.50
Three-way collar (3)	Jan 2013 - Dec 2013	763	$65.00 - $91.25 - $101.25
Swaps	Jan 2013 - Dec 2013	1,000	$91.46
Floors sold (put)	Jan 2013 - Dec 2013	1,438	$65.00

(1) Weighted averages prices for sold put and sold call, respectively.
(2) These three-way collars are a combination of three options: a sold put, a purchased put, and a sold call.
(3) This three-way collar is a combination of three options: a sold put, a purchased call, and a sold call.

Currently, Bank of Montreal, KeyBank National Association, Credit Suisse Energy, LLC, UBS AG London Branch, Deutsche Bank AG London Branch, Citibank, N.A., J. Aron & Company, an affiliate of Goldman Sachs, are the only counterparties to our commodity derivatives positions.  We are exposed to credit losses in the event of nonperformance by the counterparties on our commodity derivatives positions.  However, we do not anticipate nonperformance by the counterparties over the term of the commodity derivatives positions.  All counterparties or their affiliates are participants in our senior revolving credit facility, and the collateral for the outstanding borrowings under our senior revolving credit facility is used as collateral for our commodity derivatives with those counterparties.
At December 31, 2012, the Company has preferred stock derivative liabilities resulting from certain conversion features, redemption options, and other features of our Series A Convertible Preferred Units of Eureka Hunter Holdings, LLC. See "Note 4 – Fair Value of Financial Instruments" and "Note 12 — Shareholders’ Equity", for more information.
At December 31, 2012, the Company also has a convertible security embedded derivative asset primarily due to the conversion feature of the promissory note receivable from GreenHunter Resources, Inc. received as partial consideration for the sale of Hunter Disposal, LLC. See "Note 4 – Fair value of Financial Instruments", "Note 7 – Discontinued Operations" and "Note 17 – Related Party Transactions", for additional information.
The following table summarizes the fair value of our derivative contracts as of the dates indicated:

	Derivatives not designated as hedging instruments
	Gross Derivative Assets		Gross Derivative Liabilities
	December 31,		December 31,
	2012	2011	2012	2011
Commodity	(In thousands)
Derivative assets - current	$4,882	$5,732	$—	$—
Derivatives and other long term assets	—	1,192	—	—
Derivative and other current liabilities	—	—	(3,501)	(5,800)
Derivative liabilities - long term	—	—	(3,976)	(6,112)
Total commodity	$4,882	$6,924	$(7,477)	$(11,912)

Financial
Derivative assets - current	$264	$—	$—	$—
Derivative liabilities - long term	—	—	(43,548)	—
Total financial	$264	$—	$(43,548)	$—

The following table summarizes the net gain (loss) on all derivative contracts included in other income (expense) on the consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010:

	For the Year Ended December 31,
	2012	2011	2010
	(in thousands)
Realized gain (loss)	$11,294	$(2,136)	$3,877
Unrealized gain (loss)	10,945	(4,210)	(3,063)
Net gain (loss) on derivative contracts	$22,239	$(6,346)	$814

DISCONTINUED OPERATIONS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS
DIVESTITURES AND DISCONTINUED OPERATIONS

Sale of Eagle Ford Hunter

On April 24, 2013, the Company closed on the sale of all of its ownership interest in its wholly-owned subsidiary, Eagle Ford Hunter, to an affiliate of Penn Virginia for a total purchase price of approximately $422.1 million made up of a cash payment of $379.8 million (after customary initial purchase price adjustments) and 10.0 million shares of common stock of Penn Virginia valued at approximately $42.3 million (based on the closing market price of the stock as of April 24, 2013). The effective date of the sale was January 1, 2013. The Company has recognized a gain on the sale of $172.5 million, net of tax. The Company and Penn Virginia have agreed to extend the final settlement of the cash portion of the purchase price, which is to occur on or about August 22, 2013. Upon closing of the sale, $325.0 million of sale proceeds were used to pay down outstanding borrowings under the MHR Senior Revolving Credit Facility.

The Company established that Eagle Ford Hunter should be classified as held for sale as of the quarter ended March 31, 2013; however, since the Company expected to have significant remaining operations in South Texas under a new subsidiary, Shale Hunter, management determined that discontinued operations presentation for Eagle Ford Hunter was not applicable at March 31, 2013. Our mid-year reserves update showed that the reserves in the Shale Hunter properties had decreased below our threshold of significance for continuing operations and expected cash flows from the former Eagle Ford Hunter properties, thus, the criteria for discontinued operations were met at June 30, 2013. At June 30, 2013, income from operations of Eagle Ford Hunter, for all periods presented, and gain related to the sale of Eagle Ford Hunter were reclassified as discontinued operations.

Sale of Hunter Disposal

On February 17, 2012, the Company, through its wholly-owned subsidiary, Triad Hunter, LLC ("Triad Hunter"), sold 100% of its equity ownership interest in Hunter Disposal to an affiliate of GreenHunter, for total consideration of $9.3 million, comprised of cash of $2.2 million, 1,846,722 common shares of GreenHunter valued at $2.6 million based on a closing price of $1.79 per share, discounted for restrictions, 88,000 shares of GreenHunter 10% Series C Preferred Stock, valued at $1.9 million based on a stated value of $25.00 per share, and a promissory note of $2.2 million which is convertible, at the option of the Company, into 880,000 shares of GreenHunter common stock based on the conversion price of $2.50 per share. The Company recognized an embedded derivative asset resulting from the conversion option on the convertible promissory note with fair market value of $405,000. See "Note 4 - Fair Value of Financial Instruments" for additional information. The cash proceeds from the sale were adjusted downward to $783,000 for changes in working capital to reflect the effective date of the sale of December 31, 2011. GreenHunter is a related party as described in "Note 13 - Related Party Transactions."

The operating results of Eagle Ford Hunter and Hunter Disposal for the three and six months ended June 30, 2013 and 2012, have been reclassified as discontinued operations in the consolidated statements of operations as detailed in the table below:

	Three Months Ended June 30,		Nine Months Ended Six Months Ended June 30,
	2013 (2)	2012 (1)	2013 (2)	2012 (1)
	(in thousands)
Revenues	$7,308	$16,496	$33,174	$32,286
Expenses	(1,258)	(10,223)	(10,513)	(20,913)
Other income (expense)	—	—	—	1
Income tax expense (3)	(8,453)	(3,857)	(8,453)	(3,857)
Income (loss) from discontinued operations, net of tax	(2,403)	2,416	14,208	7,517
Gain (loss) on sale of discontinued operations, net of taxes	172,452	—	172,452	2,224
Income from discontinued operations, net of taxes (4)	$170,049	$2,416	$186,660	$9,741
___________________________

(1)
In the second quarter of 2012, the Company revised its disclosure of discontinued operations to include adjustments reducing the gain on sale of Hunter Disposal. The revision included a tax adjustment of $1.4 million and an adjustment to discount the value of the GreenHunter shares received by $619,000. Management concluded that this revision was not material to the related March 31, 2012 financial statements.

(2)	Includes operations of Eagle Ford Hunter from January 1, 2013 through April 24, 2013, the date of the sale.

(3)
The book income tax charge for the three and six months ended June 30, 2013 relating to discontinued operation's gain for such period was $8.5 million, which is more than offset by the Company's current year deductions. In addition, an alternative minimum tax charge of $1.3 million also arose on the Eagle Ford Hunter sale.

(4)	The gain in the three and six months ended June 30, 2013 is related to the Eagle Ford Hunter sale of approximately $207.2 million million, net of $34.7 million book income tax charge.

DISCONTINUED OPERATIONS

On February 17, 2012, the Company, through its wholly-owned subsidiary, Triad Hunter, LLC, sold 100% of its equity ownership interest in Hunter Disposal, LLC, to a wholly-owned subsidiary of GreenHunter Resources, Inc., for total consideration of $9.3 million, comprised of cash of $2.2 million, 1,846,722 restricted common shares of GreenHunter Resources, Inc., valued at $2.6 million based on a closing price of $1.79 per share, discounted for restrictions, 88,000 shares of GreenHunter Resources, Inc. 10% Series C Preferred Stock, with a fair value of $1.9 million, and a promissory note of $2.2 million which is convertible, at the option of the Company, into 880,000 shares of GreenHunter Resources, Inc. common stock based on the conversion price of $2.50 per share. The Company recognized an embedded derivative asset resulting from the conversion option on the convertible promissory note with an initial fair value of $405,000. See "Note 4 - Fair Value of Financial Instruments" for additional information. The cash proceeds from the sale were adjusted downward to $783,000 for changes in working capital and certain fees to reflect the effective date of the sale of December 31, 2011. Triad Hunter recognized a gain on the sale of discontinued operations of $3.7 million, $2.4 million net of tax of $1.3 million. GreenHunter Resources, Inc. is a related party as described in "Note 17 - Related Party Transactions".

During 2010, the company sold non-operated working interest in the Cinco Terry property located in Crockett County, Texas which resulting in a gain of approximately $6.7 million on the disposal.

The operating results of Hunter Disposal, LLC and the Cinco Terry property have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010 as detailed in the table below:

	(1)Year Ended December 31,
	2012	2011	2010
	(in thousands)
Revenues	$2,400	$13,047	$6,486
Operating expenses	(2,047)	(10,049)	(3,687)
Income tax expense and other	(123)	(21)	(449)
Gain on sale of discontinued operations (net of tax of $1.3 million)	2,409	—	6,660
Income from discontinued operations, net of tax	$2,639	$2,977	$9,010

(1)   Year ended 2012 represents operations from January 1, 2012 through February 17, 2012, the date of sale.

Certain balances in the consolidated financial statements and disclosures in the footnotes have been revised as a result of the sale of Eagle Ford Hunter, LLC on April 24, 2013, for inclusion in the Company's Registration Statement under the Securities Act of 1933 as filed on form S-4 to which these financial statements are included. The operating results of Eagle Ford Hunter, Inc. ("Eagle Ford Hunter"), which has historically been included as part of the U.S. Upstream operating segment, have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010 as detailed in the table below:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Revenues	$72,111	$20,240	$741
Operating expenses	(45,880)	(13,694)	(610)
Income tax expense and other	(9,180)	(2,291)	—
Income from discontinued operations, net of tax	$17,051	$4,255	$131

The condensed consolidating guarantor financial statements have also been revised to reflect Eagle Ford Hunter as a non-guarantor as the subsidiary was no longer a guarantor upon the closing of the sale on April 24,2013.

DIVESTITURES AND DISCONTINUED OPERATIONS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS
DIVESTITURES AND DISCONTINUED OPERATIONS

Sale of Eagle Ford Hunter

On April 24, 2013, the Company closed on the sale of all of its ownership interest in its wholly-owned subsidiary, Eagle Ford Hunter, to an affiliate of Penn Virginia for a total purchase price of approximately $422.1 million made up of a cash payment of $379.8 million (after customary initial purchase price adjustments) and 10.0 million shares of common stock of Penn Virginia valued at approximately $42.3 million (based on the closing market price of the stock as of April 24, 2013). The effective date of the sale was January 1, 2013. The Company has recognized a gain on the sale of $172.5 million, net of tax. The Company and Penn Virginia have agreed to extend the final settlement of the cash portion of the purchase price, which is to occur on or about August 22, 2013. Upon closing of the sale, $325.0 million of sale proceeds were used to pay down outstanding borrowings under the MHR Senior Revolving Credit Facility.

The Company established that Eagle Ford Hunter should be classified as held for sale as of the quarter ended March 31, 2013; however, since the Company expected to have significant remaining operations in South Texas under a new subsidiary, Shale Hunter, management determined that discontinued operations presentation for Eagle Ford Hunter was not applicable at March 31, 2013. Our mid-year reserves update showed that the reserves in the Shale Hunter properties had decreased below our threshold of significance for continuing operations and expected cash flows from the former Eagle Ford Hunter properties, thus, the criteria for discontinued operations were met at June 30, 2013. At June 30, 2013, income from operations of Eagle Ford Hunter, for all periods presented, and gain related to the sale of Eagle Ford Hunter were reclassified as discontinued operations.

Sale of Hunter Disposal

On February 17, 2012, the Company, through its wholly-owned subsidiary, Triad Hunter, LLC ("Triad Hunter"), sold 100% of its equity ownership interest in Hunter Disposal to an affiliate of GreenHunter, for total consideration of $9.3 million, comprised of cash of $2.2 million, 1,846,722 common shares of GreenHunter valued at $2.6 million based on a closing price of $1.79 per share, discounted for restrictions, 88,000 shares of GreenHunter 10% Series C Preferred Stock, valued at $1.9 million based on a stated value of $25.00 per share, and a promissory note of $2.2 million which is convertible, at the option of the Company, into 880,000 shares of GreenHunter common stock based on the conversion price of $2.50 per share. The Company recognized an embedded derivative asset resulting from the conversion option on the convertible promissory note with fair market value of $405,000. See "Note 4 - Fair Value of Financial Instruments" for additional information. The cash proceeds from the sale were adjusted downward to $783,000 for changes in working capital to reflect the effective date of the sale of December 31, 2011. GreenHunter is a related party as described in "Note 13 - Related Party Transactions."

The operating results of Eagle Ford Hunter and Hunter Disposal for the three and six months ended June 30, 2013 and 2012, have been reclassified as discontinued operations in the consolidated statements of operations as detailed in the table below:

	Three Months Ended June 30,		Nine Months Ended Six Months Ended June 30,
	2013 (2)	2012 (1)	2013 (2)	2012 (1)
	(in thousands)
Revenues	$7,308	$16,496	$33,174	$32,286
Expenses	(1,258)	(10,223)	(10,513)	(20,913)
Other income (expense)	—	—	—	1
Income tax expense (3)	(8,453)	(3,857)	(8,453)	(3,857)
Income (loss) from discontinued operations, net of tax	(2,403)	2,416	14,208	7,517
Gain (loss) on sale of discontinued operations, net of taxes	172,452	—	172,452	2,224
Income from discontinued operations, net of taxes (4)	$170,049	$2,416	$186,660	$9,741
___________________________

(1)
In the second quarter of 2012, the Company revised its disclosure of discontinued operations to include adjustments reducing the gain on sale of Hunter Disposal. The revision included a tax adjustment of $1.4 million and an adjustment to discount the value of the GreenHunter shares received by $619,000. Management concluded that this revision was not material to the related March 31, 2012 financial statements.

(2)	Includes operations of Eagle Ford Hunter from January 1, 2013 through April 24, 2013, the date of the sale.

(3)
The book income tax charge for the three and six months ended June 30, 2013 relating to discontinued operation's gain for such period was $8.5 million, which is more than offset by the Company's current year deductions. In addition, an alternative minimum tax charge of $1.3 million also arose on the Eagle Ford Hunter sale.

(4)	The gain in the three and six months ended June 30, 2013 is related to the Eagle Ford Hunter sale of approximately $207.2 million million, net of $34.7 million book income tax charge.

DISCONTINUED OPERATIONS

On February 17, 2012, the Company, through its wholly-owned subsidiary, Triad Hunter, LLC, sold 100% of its equity ownership interest in Hunter Disposal, LLC, to a wholly-owned subsidiary of GreenHunter Resources, Inc., for total consideration of $9.3 million, comprised of cash of $2.2 million, 1,846,722 restricted common shares of GreenHunter Resources, Inc., valued at $2.6 million based on a closing price of $1.79 per share, discounted for restrictions, 88,000 shares of GreenHunter Resources, Inc. 10% Series C Preferred Stock, with a fair value of $1.9 million, and a promissory note of $2.2 million which is convertible, at the option of the Company, into 880,000 shares of GreenHunter Resources, Inc. common stock based on the conversion price of $2.50 per share. The Company recognized an embedded derivative asset resulting from the conversion option on the convertible promissory note with an initial fair value of $405,000. See "Note 4 - Fair Value of Financial Instruments" for additional information. The cash proceeds from the sale were adjusted downward to $783,000 for changes in working capital and certain fees to reflect the effective date of the sale of December 31, 2011. Triad Hunter recognized a gain on the sale of discontinued operations of $3.7 million, $2.4 million net of tax of $1.3 million. GreenHunter Resources, Inc. is a related party as described in "Note 17 - Related Party Transactions".

During 2010, the company sold non-operated working interest in the Cinco Terry property located in Crockett County, Texas which resulting in a gain of approximately $6.7 million on the disposal.

The operating results of Hunter Disposal, LLC and the Cinco Terry property have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010 as detailed in the table below:

	(1)Year Ended December 31,
	2012	2011	2010
	(in thousands)
Revenues	$2,400	$13,047	$6,486
Operating expenses	(2,047)	(10,049)	(3,687)
Income tax expense and other	(123)	(21)	(449)
Gain on sale of discontinued operations (net of tax of $1.3 million)	2,409	—	6,660
Income from discontinued operations, net of tax	$2,639	$2,977	$9,010

(1)   Year ended 2012 represents operations from January 1, 2012 through February 17, 2012, the date of sale.

Certain balances in the consolidated financial statements and disclosures in the footnotes have been revised as a result of the sale of Eagle Ford Hunter, LLC on April 24, 2013, for inclusion in the Company's Registration Statement under the Securities Act of 1933 as filed on form S-4 to which these financial statements are included. The operating results of Eagle Ford Hunter, Inc. ("Eagle Ford Hunter"), which has historically been included as part of the U.S. Upstream operating segment, have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010 as detailed in the table below:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Revenues	$72,111	$20,240	$741
Operating expenses	(45,880)	(13,694)	(610)
Income tax expense and other	(9,180)	(2,291)	—
Income from discontinued operations, net of tax	$17,051	$4,255	$131

The condensed consolidating guarantor financial statements have also been revised to reflect Eagle Ford Hunter as a non-guarantor as the subsidiary was no longer a guarantor upon the closing of the sale on April 24,2013.

GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLE ASSETS
GOODWILL AND INTANGIBLE ASSETS

Goodwill

Goodwill represents the excess of the purchase price of an entity over the estimated fair value of the assets acquired and the liabilities assumed. The Company assesses the carrying amount of goodwill by testing the goodwill for impairment annually or whenever interim impairment indicators arise.  Goodwill of $30.6 million was recorded related to our midstream segment during 2012 as a result of our acquisition of the assets of TransTex Gas Services, LP, discussed in "Note 6 -  Acquisitions". The Company assessed goodwill for the period April 2012 to December 31, 2012, and determined that no impairment existed at December 31, 2012.

Intangible Assets

Intangible assets consist primarily of the fair value of the acquired gas treating agreements and customer relationships in the TransTex Gas Services, LP assets acquisition completed in 2012.  The intangible assets were valued at fair value using a discounted cash flow model with a discount rate of 13%.  Such assets are being amortized over the weighted average term of 8.54 years.

The following table summarizes our changes in intangible assets during the year ended December 31, 2012:

	Amortization		December 31,
	Period		2012
			(in thousands)
Intangible assets, at beginning of the period			$—
Additions through acquisition:
Customer relationships	12.5	years	5,434
Trademark	11.0	years	859
Existing contracts	2.9	years	4,199
Total intangible assets			10,492
Accumulated amortization:
Customer relationships			(326)
Trademark			(58)
Existing contracts			(1,127)
Intangible assets, net of accumulated amortization			$8,981

The following table summarizes the aggregate amortization of intangible assets over the next five years:

(in thousands)
2013	$1,964
2014	$1,810
2015	$837
2016	$513
2017	$513
Thereafter	$3,345

ASSET RETIREMENT OBLIGATIONS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Segment Reporting Information
ASSET RETIREMENT OBLIGATIONS
ASSET RETIREMENT OBLIGATIONS

The Company records a liability for the fair value of an asset’s retirement obligation in the period in which it is incurred and the corresponding cost is capitalized by increasing the carrying amount of the related long-lived asset.  The liability is accreted to its then present value each period, and the capitalized cost is depreciated over the estimated economic life of the related asset.  We have included estimated future costs of abandonment and dismantlement in our successful efforts amortization base and amortize these costs as a component of our depreciation, depletion, and accretion expense in the accompanying consolidated financial statements.

The following table summarizes the Company’s asset retirement obligation activities during the six month period ended June 30, 2013:

Six Months Ended June 30, 2013
(in thousands)
Asset retirement obligation at beginning of period	$30,680
Liabilities incurred	90
Liabilities settled	(355)
Accretion expense	1,136
Revisions in estimated liabilities (1)	1,935
Effect of foreign currency translation	(129)
Asset retirement obligation at end of period	33,357
Less: current portion (included in other liabilities)	(3,099)
Asset retirement obligation at end of period	$30,258
 (1) $1.5 million of the revisions in estimated liabilities is related to change in assumptions used with respect to certain wells in Williston Basin US and Tableland Canada.

ASSET RETIREMENT OBLIGATIONS

Our asset retirement obligation primarily represents the estimated present value of the amount we will incur to plug, abandon and remediate our producing properties at the end of their productive lives, in accordance with applicable federal, state and local laws. We determine our asset retirement obligation by calculating the present value of estimated cash flows related to the liability. The retirement obligation is recorded as a liability at its estimated present value as of the asset’s inception, with an corresponding increase to proved properties. Periodic accretion of discount of the estimated liability is recorded as accretion expense in the consolidated statements of operations in depreciation, depletion, and amortization.
Our liability is determined using significant assumptions, including current estimates of plugging and abandonment costs, annual inflation of these costs, the productive lives of wells and our risk-adjusted interest rate. Changes in any of these assumptions can result in significant revisions to the estimated asset retirement obligation. Revisions to the asset retirement obligation are recorded with an corresponding change to producing properties, resulting in prospective changes to depreciation, depletion and amortization expense and accretion of discount. Because of the subjectivity of assumptions and the relatively long lives of most of our wells, the costs to ultimately retire our wells may vary significantly from prior estimates. Our liability for asset retirement obligations was approximately$30.7 million and $20.6 million at December 31, 2012 and 2011, respectively.

Our midstream operating assets generally consist of underground pipelines and related components along rights-of-way and above ground storage tanks and related facilities. Our right-of-way agreements typically do not require the dismantling, removal and reclamation of the right-of-way upon permanent cessation of pipeline service. Additionally, management is unable to predict when, or if, our pipelines, storage tanks and related facilities would become completely obsolete and require decommissioning. Accordingly, we have recorded no liability or corresponding asset as an asset retirement obligation as both the amounts and timing of such future costs are indeterminable.

The following table summarizes the Company’s asset retirement obligation transactions during the years ended December 31:

	2012	2011
	(in thousands)
Asset retirement obligation, beginning of period	$20,584	$4,455
Assumed in acquisition	8,027	10,174
Accretion expense	1,671	882
Liabilities incurred	373	688
Revisions in estimated liabilities	76	1,766
Foreign currency adjustment	16	—
Liabilities settled	(80)	(14)
Correction of prior year error	—	2,660
Associated with property sales	13	(27)
Asset retirement obligation, end of period	30,680	20,584
Less: current portion included in other current liabilities	2,358	495
Asset retirement obligation, end of period	$28,322	$20,089

Prc Williston Llc [Member]
Segment Reporting Information
ASSET RETIREMENT OBLIGATIONS
ASSET RETIREMENT OBLIGATIONS

The Company accounts for asset retirement obligations based on the guidance of ASC 410 which addresses accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. ASC 410 requires that the fair value of a liability for an asset’s retirement obligation be recorded in the period in which it is incurred and the corresponding cost capitalized by increasing the carrying amount of the related long-lived asset. The liability is accreted to its present value each period, and the capitalized cost is depreciated over the estimated useful life of the related asset. Both the accretion of the liability and the depreciation of the asset are included in DD&A. We have included estimated future costs of abandonment and dismantlement in our successful efforts oil and gas properties base and deplete these costs as a component of our DD&A expense in the accompanying financial statements.

The following table summarizes the Company’s asset retirement obligation transactions during the six months ended June 30, 2013:

Six Months Ended June 30, 2013
(in thousands)
Asset retirement obligation at beginning of period	$2,163
Accretion expense	62
Revisions in estimated liabilities	49
Asset retirement obligation at end of period	2,274
Less: current portion	(936)
Asset retirement obligation at end of period	$1,338

ASSET RETIREMENT OBLIGATIONS

The Company accounts for asset retirement obligations based on the guidance of ASC 410 which addresses accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs.  ASC 410 requires that the fair value of a liability for an asset’s retirement obligation be recorded in the period in which it is incurred and the corresponding cost capitalized by increasing the carrying amount of the related long-lived asset.  The liability is accreted to its present value each period, and the capitalized cost is depreciated over the estimated useful life of the related asset.  Both the accretion of the liability and the depreciation of the asset are included in DD&A.  We have included estimated future costs of abandonment and dismantlement in our successful efforts oil and gas properties base and deplete these costs as a component of our DD&A expense in the accompanying financial statements.

The following table summarizes the Company’s asset retirement obligation transactions during the years ended December 31:

	(in thousands)
	2012	2011
Asset retirement obligation at beginning of period	$1,983	$1,827
Accretion expense	180	156
Asset retirement obligation at end of period	2,163	1,983
Less: current portion	(889)	—
Asset retirement obligation at end of period	$1,274	$1,983

LONG-TERM DEBT	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Debt Disclosure [Abstract]
LONG-TERM DEBT
LONG-TERM DEBT

Long-term debt at June 30, 2013 and December 31, 2012 consisted of the following:

	June 30, 2013	December 31, 2012
	(in thousands)
Senior Notes payable due May 15, 2020, interest rate of 9.75%, net of unamortized net discount of $2.8 million at June 30, 2013 and December 31, 2012	$597,209	$597,212
Various equipment and real estate notes payable with maturity dates January 2015 - April 2021, interest rates of 4.25% - 5.70%	22,462	18,548
Eureka Hunter Pipeline, LLC second lien term loan due August 16, 2018, interest rate of 12.5%	50,000	50,000
MHR Senior Revolving Credit Facility due April 13, 2016, interest rate of 2.96% at June 30, 2013 and 3.56% at December 31, 2012	—	225,000
	$669,671	890,760
Less: current portion	(4,353)	(3,991)
Total long-term debt obligations, net of current portion	$665,318	886,769

 ____________________________

The following table presents the scheduled or expected approximate annual maturities of debt, gross of unamortized discount:

(in thousands)
2013	$2,172
2014	4,369
2015	12,145
2016	2,627
2017	1,149
Thereafter	650,000
Total	$672,462

MHR Senior Revolving Credit Facility

On April 13, 2011, the Company entered into a Second Amended and Restated Credit Agreement, referred to, as amended, as the MHR Senior Revolving Credit Facility, by and among the Company, Bank of Montreal, as administrative agent, and the lenders party thereto.
The MHR Senior Revolving Credit Facility provides for an asset‑based, senior secured revolving credit facility maturing on April 13, 2016. The MHR Senior Revolving Credit Facility is governed by a semi-annual borrowing base redetermination derived from the Company’s proved crude oil and natural gas reserves, and based on such redetermination, the borrowing base may be decreased or may be increased up to a maximum commitment level of $750.0 million.

Pursuant to the Seventeenth Amendment to Second Amended and Restated Credit Agreement and as a result of the sale of Eagle Ford Hunter on April 24, 2013, the borrowing base under the MHR Senior Revolving Credit Facility was decreased from $350.0 million to $265.0 million,

Subject to certain permitted liens, the Company’s obligations under the MHR Senior Revolving Credit Facility have been secured by the grant of a first priority lien on no less than 80% of the value of the proved oil and gas properties of the Company and its restricted subsidiaries.

In connection with the facility, the Company and its restricted subsidiaries also entered into certain customary ancillary agreements and arrangements, which, among other things, provide that the indebtedness, obligations and liabilities of the Company arising under or in connection with the facility are unconditionally guaranteed by such subsidiaries.

Sixteenth Amendment to Second Amended and Restated Credit Agreement

On April 2, 2013, pursuant to the Sixteenth Amendment to Second Amended and Restated Credit Agreement and Limited Consent (the “Sixteenth Amendment”), the lenders under the MHR Senior Revolving Credit Facility waived the requirement that 100% of the consideration the Company received for the sale of the stock of Eagle Ford Hunter to Penn Virginia be cash. In addition, pursuant to the Sixteenth Amendment, the MHR Senior Revolving Credit Facility was amended to permit the Company's investment in, and any later disposition of, the common stock of Penn Virginia that was received by the Company upon the sale of stock of Eagle Ford Hunter.
Seventeenth Amendment to Second Amended and Restated Credit Agreement
On April 23, 2013, pursuant to the Seventeenth Amendment to Second Amended and Restated Credit Agreement and Limited Consent (the “Seventeenth Amendment”), the MHR Senior Revolving Credit Facility was amended to, among other things, provide for the decrease of the borrowing base from $350 million to $265 million, effective upon the closing of the Company's sale of 100% of the outstanding capital stock of Eagle Ford Hunter, the Company's wholly-owned subsidiary, to Penn Virginia pursuant to a stock purchase agreement dated April 2, 2013. In addition, pursuant to the Seventeenth Amendment, the deadline under the MHR Senior Revolving Credit Facility for the Company's delivery of its audited 2012 annual financial statements to the lenders under the MHR Senior Revolving Credit Facility was extended to the earlier of (i) 57 days after notice to the Company by the trustee under the Company's Senior Notes of the Company's failure to comply with Section 4.02(a) of the indenture governing the Senior Notes (concerning the delivery of reports under the Securities Exchange Act of 1934) or (ii) June 17, 2013. The Company filed its 2012 Form 10-K on June 14, 2013 which included its audited financial statements for the year ended December 31, 2012, and thus delivered the annual financial statements required by the Senior Notes indenture (the "Indenture").The Company filed its Form 10-Q for the period ended March 31, 2013 on July 9, 2013. With the filing of the Form 10-Q, the Company delivered the financial statements for the first quarter of 2013 required by the Indenture. Under the Seventeenth Amendment, the lenders under the MHR Senior Revolving Credit Facility waived any event of default under the facility that had occurred as a result of a default occurring under the Indenture due to the Company's failure to comply with Section 4.02(a) of the Indenture with respect to the filing of the Company's Form 10-Q for the quarterly period ended March 31, 2013. The Seventeenth Amendment also revised Section 9.18 of the MHR Senior Revolving Credit Facility to clarify that existing maximum hedging limits apply to each of crude oil (including NGLs) and natural gas independently, with neither commodity impacting the Company's ability to hedge the other.
Eighteenth Amendment to Second Amended and Restated Credit Agreement
On August 7, 2013, pursuant to the Eighteenth Amendment to Second Amended and Restated Credit Agreement (the “Eighteenth Amendment”), the MHR Senior Revolving Credit Facility was amended as follows:
(i) While the total debt to EBITDAX covenant is deferred as described in (ii) below, implement a new total senior debt to EBITDAX covenant set at 2.00x EBITDAX;
(ii) the Company's current total debt to EBITDAX covenant is deferred for the period starting June 30, 2013 until June 30, 2014 at which time the level of debt to EBITDAX of less than 4.50x EBITDAX will be in effect, decreasing to less than 4.25x EBITDAX starting December 31, 2014;
(iii) amends the EBITDAX to interest expense covenant to no less than 2.00x for the quarters ended June 30, 2013 and ending September 30, 2013, increasing to 2.25x for the quarter ending December 31, 2013 and increasing to 2.50x starting March 31, 2014 and thereafter;
(iv) allow for up to $32 million in investments in the Company's unrestricted subsidiary Eureka Hunter Holdings provided a) the investments are made before December 31, 2013 and b) the borrowing base has availability of at least $75.0 million at the time of such investment, provided that the Company may also invest in Eureka Hunter Holdings using proceeds from the sale of its common or preferred equity (any such investments would be utilized to further expand Eureka Hunter Pipeline);
(v) reduces the Company's Senior Note basket to $600 million from $800 million;
(vi) increases the investment basket for unrestricted subsidiaries (other than Eureka Hunter Holdings) from $7.5 million to $12.5 million for the fiscal year ending December 31, 2013, thereafter the basket shall remain $7.5 million in any calendar year;
(vii) establish an acquisition and leasehold expenditures basket commencing August 1, 2013 through the Company's compliance with the financial covenants for the fiscal quarter ending June 30, 2014, which shall equal (a) $40.0 million plus (b) if at the time of and after giving effect to any such investment, availability under the borrowing base is equal to or greater than $75.0 million, (i) asset sale proceeds net of any borrowing base reduction resulting from such asset sale and (ii) the net cash proceeds from the offering of common or preferred equity securities by the Company; and
(viii) increase pricing by 50 basis points to LIBOR plus 250 to 325 basis points from LIBOR plus 200 to 275 basis points based on utilization until the Company demonstrates compliance with the financial covenants for the fiscal quarter ending June 30, 2014.
The Company had no amounts outstanding under the Senior Revolving Credit Facility as of June 30, 2013 and $225.0 million outstanding as of December 31, 2012.

At June 30, 2013, we were in compliance with all of our covenants, as amended or waived, contained in the MHR Senior Revolving Credit Facility.

The following table sets forth interest expense for the three and six month period ended June 30, 2013 and 2012, respectively:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
	(in thousands)
Interest expense incurred on debt	$17,149	$9,909	$35,043	$14,730
Amortization and write off of deferred financing costs	1,693	9,523	2,550	10,086
Total Interest Expense	$18,842	$19,432	$37,593	$24,816

LONG-TERM DEBT

Notes payable at December 31, 2012 and 2011 consisted of the following:

	(in thousands)
	2012	2011
Senior Notes Payable due May 15, 2020, interest rate of 9.75%, net of unamortized discount of $2.8 million	$597,212	$—
Various equipment and real estate notes payable with maturity dates February 2015 - November 2017, interest rates of 4.25% - 5.70%	18,548	17,389
Eureka Hunter Pipeline, LLC second lien term loan due August 16, 2018, interest rate of 12.5%	50,000	31,000
Second lien term loan due October 13, 2016, interest rate of 8% (1)	—	100,000
Senior revolving credit facility due April 13, 2016, interest rate of 3.56% at December 31, 2012	225,000	142,000
	$890,760	$290,389
Less: current portion	(3,991)	(4,565)
Total long-term debt	$886,769	$285,824
(1)  The Company’s second lien term loan was paid in full in May 2012 in connection with the issuance of the Company’s Senior Notes.

The following table presents the approximate annual maturities of debt, gross of unamortized discount:

(in thousands)
2013	$3,991
2014	4,368
2015	6,412
2016	227,628
2017	1,149
Thereafter	650,000
$893,548

Senior Notes Payable

On May 16, 2012, the Company completed the issuance of $450.0 million aggregate principal amount of its 9.75% Senior Notes which mature on May 15, 2020 for total proceeds of $431.2 million net of issuing costs of $12.8 million, resulting in a discount of $6.0 million.  The Senior Notes are unsecured and are guaranteed, jointly and severally, on a senior unsecured basis by certain of the Company’s domestic subsidiaries. The indenture governing the Senior Notes permits a guarantor of the Senior Notes to be released from its guarantee under certain circumstances, including in connection with a sale or other disposition of all or substantially all of the assets of the guarantor, a sale of other disposition of the capital stock of the guarantor to a third party, or upon the liquidation or dissolution of the guarantor.

Interest on the Senior Notes is paid semi-annually in arrears on May 15 and November 15 of each year, with the first interest payment made on November 15, 2012.

The Company used the net proceeds of this offering, together with other sources of liquidity, (i) to finance a portion of the $312.0 million acquisition of oil properties in the Williston Basin from Baytex Energy USA, Ltd., which closed on May 22, 2012, (ii) to pay off all amounts outstanding under the Company’s second lien term loan, (iii) to repay outstanding debt under the Company’s senior revolving credit facility, (iv) to increase the Company’s 2012 upstream capital budget from $150.0 million to $325.0 million (92% of capital budget focused on Williston Basin and Eagle Ford Shale) and (v) for general corporate purposes.

On December 13, 2012, the Company completed the issuance of an additional $150.0 million aggregate principal amount of its 9.75% Senior Notes for total proceeds of $149.9 million net of issuing costs of $3.1 million, resulting in a premium of $3.0 million.  The Company used the net proceeds of this offering to pay down the outstanding debt under the Company’s senior revolving credit facility and for general corporate purposes.

The Senior Notes were issued pursuant to an indenture entered into on May 16, 2012 as supplemented, among the Company, the subsidiary guarantors party thereto, Wilmington Trust, National Association, as the trustee, and Citibank, N.A., as the paying agent, registrar and authenticating agent.  The terms of the Senior Notes are governed by the indenture, which contains affirmative and restrictive covenants that, among other things, limit the Company’s and the guarantors’ ability to incur or guarantee additional indebtedness or issue certain preferred stock; pay dividends on capital stock or redeem, repurchase or retire capital stock or subordinated indebtedness or make certain other restricted payments; transfer or sell assets; make loans and other investments; create or permit to exist certain liens; enter into agreements that restrict dividends or other payments from restricted subsidiaries to the Company; consolidate, merge or transfer all or substantially all of their assets; engage in transactions with affiliates; and create unrestricted subsidiaries.

The indenture also contains customary events of default.  Upon the occurrence of events of default arising from certain events of bankruptcy or insolvency, the Senior Notes shall become due and payable immediately without any declaration or other act of the trustee or the holders of the Senior Notes.  Upon the occurrence of certain other events of default, the trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Senior Notes may declare all outstanding Senior Notes to be due and payable immediately.

The Senior Notes are redeemable by the Company at any time on or after May 15, 2016, at the redemption price of 104.875%, after May 15, 2017, at the redemption price of 102.438%, and after May 15, 2018, at the redemption price of 100.00%. The Senior Notes are redeemable by the Company prior to May 15, 2016 at the redemption price equal to 100.00% of the principle amount of the notes redeemed, plus a “make-whole” premium of the greater of:

(1)1.0% of the principal amount of the note; and
(2)The excess of:

(a)
The present value at such redemption date of (i) the redemption price of the note at May 15, 2016 plus (ii) all required interest payments due on the note through May 15, 2016 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the treasury rate as of such redemption date plus 50 basis points discounted to such redemption date on a semi-annual basis, over

(b)	The principal amount of the note.

The Company is also entitled to redeem up to 35% of the aggregate principal amount of the Senior Notes before May 15, 2015 with net proceeds that the Company raises in certain equity offerings at a redemption price of 109.750%, so long as at least 65% of the aggregate principal amount of the Senior Notes issued under the indenture (excluding Senior Notes held by the Company) remains outstanding immediately after such redemption and the redemption occurs within 180 days of the closing date of such equity offering.  If the Company experiences certain change of control events, each holder of Senior Notes may require the Company to repurchase all or a portion of the Senior Notes for cash at a price equal to 101% of the aggregate principal amount of such Senior Notes, plus any accrued and unpaid interest up to, but not including the date of repurchase.

Eureka Hunter Pipeline Credit Facilities

On August 16, 2011, Eureka Hunter Pipeline, LLC (“Eureka Hunter Pipeline ”), a majority-owned subsidiary of the Company, entered into (i) a First Lien Credit Agreement (the “First Lien Agreement”) by and among Eureka Hunter Pipeline, the lenders party thereto and SunTrust Bank, as administrative agent, and (ii) a Second Lien Term Loan Agreement (the “Second Lien Agreement”), by and among Eureka Hunter Pipeline, the lenders party thereto and U.S. Bank National Association, as collateral agent (the First Lien Agreement and the Second Lien Agreement being collectively referred to as the “Eureka Credit Agreements”).

The First Lien Agreement provides for a revolving credit facility (the “Revolver”) in an aggregate principal amount of up to $100 million (with an initial committed amount of $25 million), secured by a first lien on substantially all of the assets of Eureka Hunter Pipeline. The Second Lien Agreement provides for a $50 million term loan facility (the “Term Loan”), secured by a second lien on substantially all of the assets of Eureka Hunter Pipeline. The entire $50 million Term Loan had previously been drawn.  As of May 1, 2013, the revolving credit facility is not available due to the Company's failure to meet certain debt covenants included in the agreement. The Revolver has a maturity date of August 16, 2016, and the Term Loan has a maturity date of August 16, 2018. Both the Revolver and the Term Loan are non-recourse to Magnum Hunter Resources Corporation. See "Effect of Late SEC Filings on Liquidity and Capital Resources."

The terms of the First Lien Agreement provide that the Revolver may be used for (i) revolving loans, (ii) swingline loans in an aggregate amount of up to $5 million at any one time outstanding, or (iii) letters of credit in an aggregate amount of up to $5 million at any one time outstanding. The Revolver provides for a commitment fee of 0.5% per annum based on the unused portion of the commitment under the Revolver.

Borrowings under the Revolver will, at Eureka Hunter Pipeline’s election, bear interest at:

•
a base rate equal to the highest of (i) the prime lending rate announced from time to time by the Administrative Agent, (ii) the then-effective Federal Funds Rate plus 0.5% per annum, or (iii) the Adjusted LIBOR (as defined in the First Lien Agreement) for a one-month interest period on such day plus 1.0% per annum, plus an applicable margin ranging from 1.25% to 2.25%; or

•	the Adjusted LIBOR, plus an applicable margin ranging from 2.25% to 3.5%.

Borrowings under the Term Loan will bear interest at (a) prior to June 29, 2012, (i) 9.750% per annum in cash, plus (ii) 2.75% (increasing to 3.75% on and at all times when Eureka Hunter Pipeline and its subsidiaries incur indebtedness (other than the Term Loan) in excess of $1 million) which additional 2.75% (or 3.75%) interest amount may be paid, at the sole option of Eureka Hunter Pipeline, in cash or in shares of restricted common stock of the Company and (b) on or after June 29, 2012, 12.50% per annum in cash (increasing to 13.50% on and at all times when Eureka Hunter Pipeline and its subsidiaries incur indebtedness (other than the Term Loan) in excess of $1 million).
If an event of default occurs under either the Revolver or the Term Loan, the lenders may increase the interest rate then in effect by an additional 2.0% per annum for the period that the default exists under the Revolver or the Term Loan.

The Eureka Credit Agreements contain negative covenants that, among other things, restrict the ability of Eureka Hunter Pipeline to, with certain exceptions: (1) incur indebtedness; (2) grant liens; (3) dispose of all or substantially all of its assets or enter into mergers, consolidations, or similar transactions; (4) change the nature of its business; (5) make investments, loans, or advances or guarantee obligations; (6) pay cash dividends or make certain other payments; (7) enter into transactions with affiliates; (8) enter into sale and leaseback transactions; (9) enter into hedging transactions; (10) amend its organizational documents or material agreements; or (11) make certain undisclosed capital expenditures.

The Eureka Credit Agreements also require Eureka Hunter Pipeline to satisfy certain financial covenants, including maintaining:

•	a consolidated total debt to capitalization ratio of not more than 60%;

•	a consolidated EBITDA to consolidated interest expense ratio ranging from:
(i) for the Term Loan, not less than (A) 0.85 to 1.00 for the fiscal quarter ended December 31, 2012 (unless Eureka Hunter Pipeline has borrowed under the Revolver before December 31, 2012, in which case, 1.00 to 1.00), (B) 1.25 to 1.00, for the fiscal quarter ended March 31, 2013, (C) 1.50 to 1.00, for the fiscal quarter ending June 30, 2013, (D) 1.75 to 1.00, for the fiscal quarter ending September 30, 2013, (E) 2.25 to 1.00, for the fiscal quarters ending December 31, 2013 and March 31, 2014, (E) 2.50 to 1.00, for the fiscal quarters ending June 30, 2014 and September 30, 2014, and (F) 2.75 to 1.0 for the fiscal quarter ending December 31, 2014 and each fiscal quarter ending thereafter, and
(ii) in the event any portion of the Revolver has been drawn, for the Revolver, not less (A) 1.25 to 1.00 for the fiscal quarter ending December 31, 2012, (B) 1.50 to 1.00, for the fiscal quarter ended March 31, 2013, (C) 1.75 to 1.00, for the fiscal quarter ending June 30, 2013, (D) 2.00 to 1.00, for the fiscal quarter ending September 30, 2013, (E) 2.50 to 1.00, for the fiscal quarters ending December 31, 2013 and March 31, 2014, (E) 2.75 to 1.00, for the fiscal quarters ending June 30, 2014 and September 30, 2014, and (F) 3.00 to 1.0 for the fiscal quarter ending December 31, 2014 and each fiscal quarter ending thereafter;

•	a consolidated total debt to consolidated EBITDA ratio ranging from:
(i) for the Term Loan, not greater than (A) 8.50 to 1.0 for the fiscal quarter ended December 31, 2012 (unless Eureka Hunter Pipeline has borrowed under the Revolver before December 31, 2012, in which case, 6.50 to 1.00), (B) 6.00 to 1.0 for the fiscal quarters ended March 31, 2013 and June 30, 2013, (C) 5.00 to 1.0 for the fiscal quarter ending September 30, 2013, (D) 4.50 to 1.0 for the fiscal quarters ending December 31, 2013, March 31, 2014, June 30, 2014, and September 30, 2014, and (E) 4.25 to 1.0 for the fiscal quarter ending December 31, 2014 and each fiscal quarter ending thereafter, and
(ii) in the event any portion of the Revolver has been drawn, for the Revolver, not greater than (A) 6.25 to 1.0 for the fiscal quarter ended December 31, 2012, (B) 5.75 to 1.0 for the fiscal quarters ended March 31, 2013 and June 30, 2013, (C) 4.75 to 1.0 for the fiscal quarter ending September 30, 2013, (D) 4.50 to 1.0 for the fiscal quarters ending December 31, 2013 and March 31, 2014, and (E) 4.00 to 1.0 for the fiscal quarter ending June 30, 2014 and each fiscal quarter ending thereafter; and

•
a ratio of consolidated debt under the Revolver to consolidated EBITDA of (i) for the Term Loan, not greater than 3.5 to 1.0, and (ii) for the Revolver, if any portion of the Revolver has been drawn, not greater than 3.25 to 1.0 for each fiscal quarter.

The obligations of Eureka Hunter Pipeline under each of the Revolver and the Term Loan may be accelerated upon the occurrence of an Event of Default (as such term is defined in such Eureka Credit Agreement) under such Eureka Credit Agreement. Events of Default include customary events for these types of financings, including, among others, payment defaults, defaults in the performance of affirmative or negative covenants, the inaccuracy of representations or warranties, defaults under the Term Loan (with respect to the Revolver) or the Revolver (with respect to the Term Loan), defaults relating to judgments, material defaults under certain material contracts of Eureka Hunter Pipeline, and defaults by the Company which cause the acceleration of the Company’s debt under its existing MHR Senior Revolving Credit Facility.

Under the Eureka Credit Agreements, (i) Eureka Hunter Pipeline and its subsidiaries have entered into customary ancillary agreements and arrangements, which provide that the obligations under the Eureka Credit Agreement are secured by substantially all of the assets of Eureka Hunter Pipeline and such subsidiaries, consisting primarily of pipelines, pipeline rights-of-way, and gas treating and processing equipment and certain other equipment, and (ii) Eureka Hunter Holdings, the sole parent of Eureka Hunter Pipeline and a majority owned subsidiary of the Company, entered into customary ancillary agreements and arrangements, which granted the lenders under the Eureka Credit Agreements a non-recourse security interest in Eureka Hunter Holdings' equity interests in Eureka Hunter Pipeline.

Availability under the Revolver is subject to satisfaction of certain financial covenants that are tested on a quarterly basis.

On April 2, 2012, Eureka Hunter Holdings closed on the acquisition of certain assets of TransTex.  The working capital and EBITDA associated with the acquired assets are included in the covenant determinations under Eureka Hunter Pipeline’s credit facilities going forward based on amendments to such credit facilities.

At December 31, 2012, we were in compliance with all of our covenants, as amended or waived, contained in the Eureka Hunter Pipeline credit facilities. See "Effect of Late SEC Filings on Liquidity and Capital Resources."

Eureka Hunter Pipeline had loans outstanding under this second lien facility of $50.0 million and $31.0 million as of December 31, 2012 and 2011, respectively.

The Amended and Restated Limited Liability Company Agreement of Eureka Hunter Holdings, referred to as the EH Operating Agreement, contains certain covenants that, among other things, restrict the ability of Eureka Hunter Holdings and its subsidiaries, including Eureka Hunter Pipeline and TransTex Hunter, LLC, to, with certain exceptions:

•	incur funded indebtedness, whether direct or contingent;

•	issue additional equity interests;

•	pay distributions to its owners, or repurchase or redeem any of its equity securities;

•	make any material acquisitions, dispositions or divestitures; or

•	enter into a sale, merger, consolidation or other change of control transaction.

Magnum Hunter Second Lien Term Loan Credit Agreement

On September 28, 2011, the Company entered into a Second Lien Term Loan Credit Agreement (the “Second Lien Credit Agreement”) by and among the Company, Capital One, N.A., as Administrative Agent, BMO Harris Financing, Inc., as Syndication Agent, Citibank, N.A., as Documentation Agent, BMO Capital Markets Corp. and Capital One, N.A., as Joint Lead Arrangers and Bookrunners, and the lenders party thereto.

The Second Lien Credit Agreement provided for a term loan credit facility (the “Term Loan Facility”) maturing on October 13, 2016, in an aggregate principal amount of $100 million, which was fully drawn on the closing date.

On May 16, 2012, the Company retired the Term Loan Facility using proceeds from the issuance of Senior Notes. In connection with this retirement, the Company wrote off $2.8 million in unamortized deferred financing costs during 2012.

The Company had loans outstanding under the Term Loan Facility of $100.0 million as of December 31, 2011, and the facility was paid off and terminated in May 2012.

MHR Senior Revolving Credit Facility

On April 13, 2011, the Company entered into a Second Amended and Restated Credit Agreement, referred to, as amended, as the MHR Senior Revolving Credit Facility, by and among the Company, Bank of Montreal, as administrative agent, and the lenders party thereto.
The MHR Senior Revolving Credit Facility provides for an asset‑based, senior secured revolving credit facility maturing on April 13, 2016. The MHR Senior Revolving Credit Facility is governed by a semi-annual borrowing base redetermination derived from the Company’s proved crude oil and natural gas reserves, and based on such redeterminations, the borrowing base may be decreased or may be increased up to a maximum commitment level of $750 million.

As of December 31, 2012, the aggregate borrowing base under this facility was $337.5 million, comprised of a conforming borrowing base of $306.25 million and a non-conforming borrowing base of $31.25 million. Borrowings under the non-conforming borrowing base could not be made unless availability under the conforming borrowing base was fully borrowed. There were no borrowings under the non-conforming borrowing base outstanding at December 31, 2012. On February 25, 2013, pursuant to an amendment to this facility, the non-conforming borrowing base was eliminated, and the conforming borrowing base was increased to $350.0 million. On April 23, 2013, pursuant to a subsequent amendment, the borrowing base was decreased from $350 million to $265 million, effective upon the closing of the Company's sale of 100% of the capital stock of Eagle Ford Hunter, Inc. to Penn Virginia Oil & Gas Corporation. See "Note – 20 Subsequent Events".

The facility may be used for loans and, subject to a $10 million sublimit, letters of credit. The facility provides for a commitment fee of 0.50% based on the unused portion of the borrowing base under the facility.

Borrowings under the facility will, at the Company’s election, bear interest at either: (i) an alternate base rate, or "ABR", equal to the higher of (A) the Prime Rate, (B) the Federal Funds Effective Rate plus 0.5% per annum and (C) the LIBOR for a one month interest period on such day plus 1.00%; or (ii) the adjusted LIBOR, which is the rate stated on Reuters BBA Libor Rates LIBOR01 market for one, two, three, six or twelve months, as adjusted for statutory reserve requirements for Eurocurrency liabilities, plus, in each of the cases described in clauses (i) and (ii) above, an applicable margin ranging from 1.25% to 2.75% for ABR loans and from 2.25% to 3.75% for adjusted LIBO Rate loans.

Upon any payment default, the interest rate then in effect shall be increased on such overdue amount by an additional 2% per annum for the period that the default exists plus the rate applicable to ABR loans.

The MHR Senior Revolving Credit Facility contains negative covenants that, among other things, restrict the ability of the Company to, with certain exceptions: (1) incur indebtedness; (2) grant liens; (3) make certain restricted payments; (4) change the nature of its business; (5) dispose of its assets; (6) enter into mergers, consolidations or similar transactions; (7) make investments, loans or advances; (8) pay cash dividends, unless certain conditions are met, and subject to a “basket” of $45 million per year available for payment of dividends on preferred stock; and (9) enter into transactions with affiliates. The facility also requires the Company to satisfy certain financial covenants, including maintaining (as defined) (1) a ratio of consolidated current assets to consolidated current liabilities of not less than 1.0 to 1.0; (2) a ratio of EBITDAX to interest expense of not less than 2.5 to 1.0; and (3) a total debt to EBITDAX ratio of not more than (a) 4.75 to 1.0 for the fiscal quarter ended December 31, 2012, (b) 4.50 to 1.0 for the fiscal quarter ended March 31, 2013, (c) 4.25 to 1.0 for the fiscal quarter ending June 30, 2013, and (d) 4.00 to 1.0 for the fiscal quarter ending September 30, 2013 and for each fiscal quarter ending thereafter, unless, in the case of this clause (iv) only, a “material asset sale” shall have occurred during any such fiscal quarter in which case the ratio of total debt to EBITDAX shall not exceed 4.0 to 1.0 for such fiscal quarter. A “material asset sale” is any asset sale resulting in the receipt of net cash proceeds in excess of $15 million, other than asset sales made in the ordinary course of the Company’s and its restricted subsidiaries’ partnership drilling programs. The Company is also limited to certain maximum notional amounts in respect of commodity hedging agreements pursuant to the terms of the facility.

The obligations of the Company under the facility may be accelerated upon the occurrence of an event of default (as such term is defined in the facility). Events of default include customary events for a financing agreement of this type, including, without limitation, payment defaults, defaults in the performance of affirmative or negative covenants, the inaccuracy of representations or warranties, bankruptcy or related defaults, defaults relating to judgments and the occurrence of a change in control of the Company.

Our ability to access the MHR Senior Revolving Credit Facility, and for Eureka Hunter Pipeline to access the Eureka Credit Agreements, could be curtailed or eliminated if (i) we fail to file our Form 10-Q for the quarter ended March 31, 2013 by the lenders' extended deadline of July 12, 2013 or within any extended time period our lenders may in the future provide us or (ii) an uncured cross-default under such facilities results from any uncured “event of default” under the indenture relating to our Senior Notes stemming from our late SEC filings. See “Risk Factors - Our existing indenture defaults restrict our ability to utilize certain exceptions to the restrictive covenants contained therein and, under certain circumstances, may result in the acceleration of the Senior Notes issued under our indenture and the outstanding debt under our credit facilities, which would have a material adverse effect on our business, financial condition and liquidity.”
Subject to certain permitted liens, the Company’s obligations under the MHR Senior Revolving Credit Facility have been secured by the grant of a first priority lien on no less than 80% of the value of the proved oil and gas properties of the Company and its restricted subsidiaries.

In connection with the facility, the Company and its restricted subsidiaries also entered into certain customary ancillary agreements and arrangements, which, among other things, provide that the indebtedness, obligations and liabilities of the Company arising under or in connection with the facility are unconditionally guaranteed by such subsidiaries.

The Company had loans outstanding under this senior credit facility of $225.0 million and $142.0 million as of December 31, 2012 and 2011, respectively.

Interest Expense

Interest expense includes amortization and write off of deferred financing costs and discount on the Senior Notes in the combined amount of $7.4 million for the year ended December 31, 2012 and amortization and write off of deferred financing costs of $3.6 million, and $1.2 million, for the years ended December 31, 2011, and 2010, respectively. We capitalize interest on expenditures for significant capital asset projects that last more than six months while activities are in progress to bring the assets to their intended use. Interest of $4.4 million was capitalized during the year ended 2012. We did not capitalize interest in 2011 or 2010.

Effect of Late SEC Filings on Liquidity and Capital Resources
We are no longer able to access the capital markets using short-form registration statements or “at-the-market” offerings as a result of this annual report not having been filed within, and our Form 10-Q for the quarter ended March 31, 2013 to be filed after, the time frames permitted by the SEC. See “Risk Factors - Our failure to timely file certain periodic reports with the SEC limits our access to the public markets to raise debt or equity capital.” Our ability to access the MHR Senior Revolving Credit Facility, and for Eureka Hunter Pipeline to access the Eureka Credit Agreements, could be curtailed or eliminated if (i) we fail to file such Form 10-Q by the lenders' extended deadline of July 12, 2013 or within any extended time period our lenders may in the future provide us or (ii) an uncured cross-default under such facilities results from any uncured “event of default” under the indenture relating to our Senior Notes stemming from our late SEC filings. See “Risk Factors - Our existing indenture defaults restrict our ability to utilize certain exceptions to the restrictive covenants contained therein and, under certain circumstances, may result in the acceleration of the Senior Notes issued under our indenture and the outstanding debt under our credit facilities, which would have a material adverse effect on our business, financial condition and liquidity.” These adverse impacts from our late SEC filings will be reduced, to some extent, by the net proceeds we received from the Eagle Ford Properties Sale and expected net proceeds in 2013 and 2014 from sales of non-core properties.

SHARE-BASED COMPENSATION	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
SHARE-BASED COMPENSATION
SHARE-BASED COMPENSATION

Under our amended and restated Stock Incentive Plan, our common stock, common stock options, and stock appreciation rights may be granted to directors, officers, employees and other persons who contribute to the success of Magnum Hunter.  Currently, 27,500,000 shares of our common stock are authorized to be issued under the plan, and 3,815,707 shares had been issued as of June 30, 2013.

On January 17, 2013, the Company granted 3,942,575 common stock options to officers, executives, and employees of the Company, with an exercise price of $4.16, of which 3,080,000 have a term of 10 years and 862,575 have a term of 5 years. The options vest over a 3-year period with 25% of the options vesting immediately. The Company also granted 420,000 common stock options to members of the Board of Directors, which have a term of 10 years and vested immediately.

We recognized share-based compensation expense of $2.4 million and $8.7 million for the three and six months ended June 30, 2013 and $7.9 million and $12.5 million for the three and six months ended June 30, 2012, respectively.

A summary of common stock option activity for the six months ended June 30, 2013 and June 30, 2012 is presented below:

			Weighted Average Exercise Price per Share
	Six Months Ended June 30,
	2013	2012	2013	2012
	(in thousands)
Outstanding at beginning of period	14,847	12,566	$6.01	$5.64
Granted	4,363	—	$4.16	$—
Exercised	—	(831)	$—	$1.38
Forfeited	(413)	(403)	$6.61	$7.79
Outstanding at end of period	18,796	11,332	$5.56	$5.88
Exercisable at end of period	11,139	7,211	$5.72	$5.75

A summary of the Company’s non-vested common stock options and stock appreciation rights for the six months ended June 30, 2013 and June 30, 2012 is presented below:

	Six Months Ended June 30,
	2013	2012
	(in thousands)
Non-vested at beginning of period	6,163	5,651
Granted	4,363	—
Vested	(2,677)	(1,150)
Forfeited	(191)	(380)
Non-vested at end of period	7,657	4,121

Total unrecognized compensation cost related to the non-vested common stock options was $14.3 million and $17.2 million as of June 30, 2013 and 2012, respectively.  The unrecognized cost at June 30, 2013 is expected to be recognized over a weighted-average period of 1.64 years.  At June 30, 2013, the weighted average remaining contract life was 6.66 years.

Total unrecognized compensation cost related to non-vested, restricted shares amounted to $165,000 and $561,000 as of June 30, 2013 and 2012, respectively.  The unrecognized cost at June 30, 2013, is expected to be recognized over a weighted-average period of 0.42 years.

The assumptions used in the fair value method calculation for the six months ended June 30, 2013, are:

Weighted average fair value per option granted during the period (1)	$2.47
Assumptions: (2), (3)
Weighted average stock price volatility	77.77%
Weighted average risk free rate of return	0.70%
Weighted average expected term	4.51 years
  ____________________________

(1)	Calculated using the Black-Scholes fair value based method for service and performance based grants and the Lattice Model for market based grants.

(2)	Our estimated future forfeiture rate is 2.45%.

(3)	The Company does not pay dividends on its common stock.

SHARE-BASED COMPENSATION

Employees, directors and other persons who contribute to the success of Magnum Hunter are eligible for grants of common stock, common stock options, and stock appreciation rights under our amended and restated Stock Incentive Plan. At December 31, 2012, 20,000,000 shares of our common stock are authorized to be issued under the plan, and 3,683,657 shares have been issued as of December 31, 2012. On January 17, 2013, upon shareholder approval, the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan was amended to increase the aggregate number of shares of the Company’s common stock that may be issued under the plan from 20,000,000 to 27,500,000.

We recognized share-based compensation expense of $15.7 million, $25.1 million, and $6.4 million for the years ended December 31, 2012, 2011, and 2010 respectively.

A summary of stock option and stock appreciation rights activity for the years ended December 31, 2012, 2011, and 2010 is presented below:

	2012		2011		2010
		Weighted-Average Exercise Price		Weighted-Average Exercise Price		Weighted-Average Exercise Price
	Shares		Shares		Shares
Outstanding at beginning of period	12,566,199	$5.64	12,779,282	$2.65	7,117,000	$0.93
Granted	4,978,750	$6.00	5,601,792	$7.74	5,892,332	$4.70
Exercised	(1,304,050)	$1.54	(5,479,250)	$0.92	(52,500)	$2.05
Forfeited or expired	(1,393,905)	$7.14	(335,625)	$3.40	(177,550)	$1.36
Outstanding at end of period	14,846,994	$6.01	12,566,199	$5.64	12,779,282	$2.65
Exercisable at end of the year	8,683,622	$5.97	6,915,471	$4.97	7,563,750	$1.29

A summary of the Company’s non-vested options and stock appreciation rights as of December 31, 2012, 2011, and 2010 is presented below:

Non-vested Options	2012	2011	2010
Non-vested at beginning of period	5,650,782	5,215,532	2,340,250
Granted	4,978,750	5,601,792	5,892,332
Vested	(3,405,434)	(4,832,417)	(2,964,500)
Forfeited	(1,060,726)	(334,125)	(52,550)
Non-vested at end of period	6,163,372	5,650,782	5,215,532

Total unrecognized compensation cost related to the non-vested options was $12.6 million, $9.2 million, and $10.4 million as of December 31, 2012, 2011, and 2010, respectively. The cost at December 31, 2012 is expected to be recognized over a weighted-average period of 1.64 years. At December 31, 2012, the aggregate intrinsic value for the outstanding options was $3.9 million; and the weighted average remaining contract life was 6.6.

The assumptions used in the fair value method calculations for the years ended December 31, 2012, 2011, and 2010 are disclosed in the following table:

	Year Ended December 31,
	2012	2011	2010
Weighted average fair value per option granted during the period (1)	$3.72	$4.28	$2.65
Assumptions (2) :
Weighted average stock price volatility (3)	82.64%	64.29%	79.32%
Weighted average risk free rate of return	0.77%	2.04%	1.78%
Weighted average estimated forfeiture rate (4)	—%	—%	—%
Weighted average expected term	4.51 years	6.36 years	4.24 years

(1)	Calculated using the Black-Scholes fair value based method for service and performance based grants and the Lattice Model for market based grants.
(2) The Company has not paid cash dividends on our common stock.
(3)	The volatility assumption was estimated based upon a blended calculation of historical volatility and implied volatility over the life of the awards.
(4)	For the years 2012, 2011 and 2010, the Company estimated forfeitures to be zero based on the majority of options being granted to executive officers who are less likely to forfeit shares.

During 2012, the Company granted 69,791 fully vested shares of common stock to the Company’s board members as payment of board and committee meeting fees and chairperson retainers.

A summary of the Company’s non-vested common shares granted under the Stock Incentive Plan as of December 31, 2012, 2011, and 2010 is presented below:

	2012		2011		2010
		Weighted-Average Exercise Price		Weighted-Average Exercise Price		Weighted-Average Exercise Price
Non-vested Shares	Shares		Shares		Shares
Non-vested at beginning of year	155,049	$4.43	300,074	$4.43	2,310,000	$0.44
Granted	69,791	$4.29	40,305	$5.45	253,930	$5.45
Vested	(159,815)	$4.46	(185,330)	$0.47	(2,263,856)	$0.47
Non-vested at end of year	65,025	$6.09	155,049	$4.43	300,074	$4.43

Total unrecognized compensation cost related to the above non-vested shares amounted to $0.4 million, $0.8 million, and $1.2 million as of December 31, 2012, 2011, and 2010, respectively. The unrecognized compensation cost at December 31, 2012 is expected to be recognized over a weighted-average period of 0.9 years.

SHAREHOLDERS' EQUITY	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Equity [Abstract]
SHAREHOLDERS' EQUITY
SHAREHOLDERS’ EQUITY

Common Stock

During the six months ended June 30, 2013, the Company issued 132,050 shares of the Company’s common stock in connection with share-based compensation which had fully vested to senior management and directors of the Company.

During the six months ended June 30, 2013, the Company issued 505,835 shares of the Company’s common stock upon exchange of 505,835 exchangeable shares issued by MHR Exchangeco Corporation in connection with the Company’s acquisition of NuLoch Resources, Inc. in May 2011.

Series D Preferred Stock

During the six months ended June 30, 2013, the Company issued under an at-the-market (“ATM”) sales agreement an aggregate of 216,068 shares of our Series D Preferred Stock with a liquidation preference of $50.00 per share for cumulative net proceeds of approximately $9.6 million, which included various offering expenses of approximately $200,000.

The Series D Preferred Stock cannot be converted into common stock of the Company but may be redeemed by the Company, at the Company’s option, on or after March 14, 2014, for its liquidation preference of $50.00 per share (plus accrued and unpaid dividends) or in certain circumstances, prior to such date as a result of a change in control.

Series E Preferred Stock

Each share of our Series E Preferred Stock, has a stated liquidation preference of $25,000 and a dividend rate of 8.0% per annum, based on stated liquidation preference, is convertible at the option of the holder into a number of shares of the Company’s common stock equal to the stated liquidation preference, plus accrued and unpaid dividends, divided by a conversion price of $8.50 per share (subject to anti-dilution adjustments in the case of stock dividends, stock splits and combinations of shares), and is redeemable by the Company under certain circumstances.  The Series E Preferred Stock is junior to the Company’s Series C Preferred Stock and Series D Preferred Stock in respect of dividends and distributions upon liquidation.  Each Depositary Share is a 1/1000th interest in a share of Series E Preferred Stock.  Accordingly, the Depositary Shares have a stated liquidation preference of $25.00 per share and a dividend rate of 8.0% per annum, based on stated liquidation preference, are similarly convertible at the option of the holder into a number of shares of the Company’s common stock equal to the stated liquidation preference, plus accrued and unpaid dividends, divided by a conversion price of $8.50 per share, subject to corresponding anti-dilution adjustments, and are redeemable by the Company under certain circumstances.

During the six months ended June 30, 2013, the Company issued under an ATM sales agreement an aggregate of 27,906 Depositary Shares, each representing a 1/1,000th interest in a share of the Company’s Series E Preferred Stock, liquidation preference $25,000 per share. The Depositary Shares were sold to the public at an average price of $24.24 per Depositary Share, and net proceeds to the Company were $590,000 after deducting underwriting commissions and issuance costs.

Preferred Dividends in Arrears

The indenture governing our Senior Notes and each of our credit facilities, which include our MHR Senior Revolving Credit Facility and Eureka Hunter Pipeline's revolver and term loan facilities, require us to file with the SEC and make available to certain parties specific reports and documents under the Securities Exchange Act of 1934, including our Forms 10-K and 10-Q, within specified time periods after their respective SEC filing deadlines. As previously disclosed in our SEC filings, we did not timely file with the SEC our Form 10-K for the fiscal year ended December 31, 2012 or our Form 10-Q for the fiscal quarter ended March 31, 2013. We have now filed both of these reports with the SEC, and have also filed with the SEC an amendment to a Form 8-K we filed in April 2013, containing certain pro forma financial information regarding our sale in April 2013 of Eagle Ford Hunter to Penn Virginia.

The late filings of our 2012 Form 10-K and first quarter 2013 Form 10-Q periodic reports constituted a “default” under our Senior Notes indenture, which resulted in the unavailability of certain exceptions to restrictive covenants contained therein, including with respect to our ability to make certain restricted payments, including the payment of dividends on our preferred stock. As a result, we were not permitted to pay dividends on our Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock for the months of April, May, June and July 2013. As of August 7, 2013, we had a total of $8.9 million of preferred dividends in arrears related to the three month period ended June 30, 2013, and $2.9 million of preferred dividends in arrears for July 2013.

On July 29, 2013, following the filing of our 2012 Form 10-K and first quarter 2013 Form 10-Q, the Company announced that it has declared cash dividends on the Company's Series C Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock, for the months of April, May, June, July and August 2013, referred to as the "Declared Accumulated Dividend." The Declared Accumulated Dividend is payable on September 3, 2013, to holders of record at the close of business on August 15, 2013.

The Declared Accumulated Dividend represented (i) all accumulated accrued and unpaid dividends on the Company's preferred stock for the months of April, May, June, July and August 2013 and (ii) the to-be-accrued dividends on the preferred stock for the remainder of August 2013.
Preferred Dividends Incurred

A summary of the Company's preferred dividends expense for the three and six months ended June 30, 2013 and 2012 is presented below:

	For the three months		For the six months
	ended June 30,		ended June 30,
	2013	2012	2013	2012
	(in thousands)		(in thousands)
Dividend on Eureka Hunter Holdings Series A Preferred Units	$3,556	$2,426	$6,670	$2,446
Accretion of the carrying value of the Eureka Hunter Holdings Series A Preferred Units	1,696	842	3,164	1,030
Dividend on Series C Preferred Stock	2,562	2,562	5,124	5,124
Dividend on Series D Preferred Stock	4,424	2,375	8,807	4,260
Dividend on Series E Preferred Stock	1,890	—	3,852	—
Total dividends on Preferred Stock	$14,129	$8,205	$27,617	$12,860

Accretion of the difference between the carrying value and the redemption value of the Eureka Hunter Holdings Series A Convertible Preferred Units is included in dividends on preferred stock.

SHAREHOLDERS’ EQUITY

Common Stock

During the years ended December 31, 2012, 2011, and 2010, the Company issued 84,052, 121,143, and 2,539,317 shares, respectively, of the Company’s common stock in connection with share-based compensation which had fully vested to certain senior management and officers of the Company.

During the years ended December 31, 2012, 2011, and 2010, the Company issued 1,438,275, 6,293,107, and 7,589,154 shares of the Company’s common stock upon the exercise of warrants and options for total proceeds of approximately $2.3 million, $7.6 million, and $16.2 million, respectively.

During the year ended December 31, 2010, the Company issued 10,832,076 shares of common stock in open market transactions at an average price of $3.57 per share pursuant to an “At the Market” sales agreement (ATM) we had with our sales agent for total proceeds of approximately $38.7 million. Sales of shares of our common stock by our sales agent have been made in privately negotiated transactions or in any method permitted by law deemed to be an “At The Market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices, including sales made directly on an exchange or sales made through a market maker other than on an exchange. Our sales agent has made all sales using commercially reasonable efforts consistent with its normal sales and trading practices on mutually agreed upon terms between our sales agent and us.

On December 31, 2010, the Company issued 2,255,046 shares of common stock valued at approximately $17.1 million based on the closing stock price of $7.58 as consideration in the first closing of the PostRock assets acquisition.

During the years ended December 31, 2012 and 2011, the Company issued 3,188,036 and 582,127 shares of the Company’s common stock, respectively, upon exchange of exchangeable shares issued by MHR Exchangeco Corporation in connection with the Company’s acquisition of NuLoch Resources, Inc. in May 2011.

During the year ended December 31, 2011, the Company issued 1,713,598 shares of common stock in open market transactions at an average price of $8.27 per share pursuant to an ATM sales agreement as described above, for total new proceeds of approximately $13.9 million.

On January 14, 2011, the Company issued 946,314 shares of common stock valued at approximately $7.5 million based on a closing stock price of $7.97 as consideration in the second closing of the PostRock assets acquisition.

On April 13, 2011, the Company issued 6,635,478 shares of common stock valued at approximately $53.0 million based on a closing stock price of $7.99 as consideration in the closing of the acquisition of NGAS. In connection with the NGAS acquisition, the Company issued 350,626 shares of common stock valued at approximately $2.8 million to NGAS employees as change in control payments.

On May 3, 2011, the Company issued 38,131,846 shares of common stock valued at approximately $282.2 million based on a closing stock price of $7.40 as consideration in the closing of the acquisition of NuLoch.

On March 30, 2012, the Company issued 296,859 restricted shares of the Company’s common stock valued at approximately $1.9 million based on a price of $6.41 per share as partial consideration for the acquisition of the assets of Eagle Operating.

On May 16, 2012, the Company issued 35,000,000 shares of the Company’s common stock in an underwritten public offering at a price of $4.50 per share for total proceeds of $157.5 million.  The net proceeds of the offering, after deducting underwriting discounts and commissions and offering expenses, were approximately $148.2 million.

On August 20, 2012, the Company issued an aggregate of 199,055 shares of the Company’s common stock as "safe harbor" and discretionary matching contributions to the Magnum Hunter Resources Corporation 401(k) Employee Stock Ownership Plan (the "KSOP" or the "Plan"). The Plan was established effective October 1, 2010 as a defined contribution plan. At the discretion of the Board of Directors, the Company may elect to contribute discretionary contributions to the Plan either as profit sharing contributions or as employee stock ownership plan contributions. It is the intent of the Company to review and make discretionary contributions to the Plan in the future, however, the Company has no further obligation to make future contributions to the Plan as of December 31, 2012, except for statutorily required "safe harbor" matching contributions.

Unearned Common Stock in Magnum Hunter Resources Corporation 401(k) Employee Stock Ownership Plan

On August 13, 2012, the Company rescinded the loan of 153,300 Magnum Hunter common shares to the Company's KSOP and the common shares were returned to the Company and held in treasury at cost of $3.94 per share. The loan was rescinded to correct a mutual mistake by the parties in connection with the Company’s original acquisition of the shares through open market purchases. The Company has agreed that 153,300 shares of the Company’s common stock will either be (i) offered for sale to the participants in the Plan at a price not to exceed the lesser of $3.94 per share (the basis of these treasury shares) or the fair market value of the shares on the date of the sale, or (ii) contributed to the Plan as one or more discretionary matching contributions.  Such sale or contribution shall be made at such time or times as determined by the trustee of the Plan, except to the extent that the Company elects prior to that time to contribute all or a part of such shares as a discretionary matching contribution.

Exchangeable Common Stock

On May 3, 2011, in connection with the acquisition of NuLoch, the Company issued 4,275,998 exchangeable shares of MHR Exchangeco Corporation, which are exchangeable for shares of the Company at a one for one ratio. The shares of MHR Exchangeco Corporation were valued at approximately $31.6 million. Each exchangeable share is exchangeable for one share of our common stock at any time after issuance at the option of the holder and will be redeemable at the option of the Company, through Exchangeco, after one year or upon the earlier of certain specified events. During the year ended December 31, 2012 and 2011, 3,188,036 and 582,127, respectively, of the exchangeable shares have been exchanged for common shares of the Company. As of December 31, 2012, 505,835 exchangeable shares were outstanding.

Common Stock Warrants

During 2006, the Company issued 871,500 warrants to purchase an equal number of shares of the Company’s common stock at an exercise price of $3.00 per share in conjunction with private placement sales of common stock.  The warrants had a term of five years from the date of issuance.  The Company also issued 326,812 warrants to purchase an equal number of shares of the Company’s common stock at an exercise price of $3.00 per share along with a cash payment for commission fees.

In association with common stock sales on November 5, 2009, the Company issued 457,982 common stock warrants. Each warrant issued to a purchaser had a term of 3 years and (i) was exercisable for one share of the Company's common stock at any time after the shares of common stock underlying the warrant are registered with the SEC for resale pursuant to an effective registration statement, which was June 12, 2010, (ii) had a cash exercise price of $2.50 per share of the Company's common stock, and (iii) upon notice to the holder of the warrant, was redeemable by the Company for $0.01 per share of the Company's common stock underlying the warrant if (a) the registration statement as filed with the SEC is effective and (b) the average trading price of the Company's common stock as traded and quoted on the NYSE Amex equals or exceeds $3.75 per share for at least 20 days in any period of 30 consecutive days.

On November 16, 2009, the Company issued 1,280,744 common stock warrants. The warrants, which represent the right to acquire an aggregate of up to 1,280,744 common shares, were exercisable at any time on or after May 17, 2010 and had a term of 3 years, at an exercise price of $2.50 per share, which was 145% of the closing price of the Company's common shares on the NYSE Amex on November 11, 2009. These warrants were exercised during the years 2010, 2011, 2012.

On April 13, 2011, at the time of the NGAS acquisition, NGAS had 4,609,038 warrants outstanding which were converted, based on the exchange ratio of 0.0846, to 389,924 warrants exercisable for Magnum Hunter common stock. The warrants had a cash-out option, which remained available to the holder for 30 days from the date of the acquisition, based on fair market value of the warrants at April 13, 2011. The Company paid cash of $1.0 million upon exercise of the cash-out option on the warrants exercisable for 251,536 shares of the Company’s common stock. At December 31, 2012, common stock warrants exercisable for 138,388 shares of the Company’s common stock were outstanding. The warrants consist of 97,780 warrants with an exercise price of $15.13 which expire February 13, 2014 and 40,608 warrants with an exercise price of $19.04 which expire November 17, 2014.

On August 13, 2011, the Company declared a dividend to be paid in the form of one common stock warrant for every ten shares held by holders of record of our common stock and exchangeable shares of MHR Exchangeco Corporation on August 31, 2011. The Company issued 12,875,093 common stock warrants to common stock holders and 378,174 warrants to holders of MHR Exchangeco Corporation exchangeable shares. Each warrant entitles the holder to purchase one share of the Company’s common stock for an initial exercise price of $10.50 and expires on October 14, 2013. The fair market value of the warrants was $6.9 million. The warrants were accounted for in additional paid-in capital rather than as a reduction of retained earnings because the Company has an accumulated deficit position.

During the year ended December 31, 2010, 251,500 of our $3.00 common stock warrants, 1,562,504 of our $2.50 common stock warrants, and 5,722,650 of our $2.00 common stock warrants were exercised for total combined proceeds of approximately $16.1 million, and 78,000 of our $2.00 common stock warrants expired.
During the year ended December 31, 2011, 771,812 of our $3.00 common stock warrants and 42,045 of our $2.50 common stock warrants were exercised for total combined proceeds of approximately $2.4 million, and 15,000 of our $3.00 common stock warrants expired.
During the year ended December 31, 2012, 48 of our $10.50 common stock warrants and 134,177 of our $2.50 common stock warrants were exercised for total combined proceeds of approximately $328,000, and 15,330 of our $10.50 common stock warrants were canceled upon the rescission of the 153,300 Magnum Hunter common shares loaned to the Company's KSOP.

 A summary of warrant activity for the years ended December 31, 2012, 2011, and 2010 is presented below:

	2012		2011		2010
		Weighted -		Weighted -		Weighted -
		Average		Average		Average
	Shares	Exercise Price	Shares	Exercise Price	Shares	Exercise Price
Outstanding at beginning of year	13,525,832	$10.48	963,034	$2.91	8,577,688	$2.15
Granted	—	$—	13,391,655	$10.56	—	$—
Exercised, forfeited, or expired	(149,555)	$3.32	(828,857)	$2.97	(7,614,654)	$2.14
Outstanding at end of year	13,376,277	$10.56	13,525,832	$10.48	963,034	$2.91
Exercisable at end of year	13,376,277	$10.56	13,525,832	$10.48	963,034	$2.91

At December 31, 2012, the warrants had no aggregate fair value; and the weighted average remaining contract life was 0.8 years.

Series D Preferred Stock

During the year ended December 31, 2011, the Company sold 1,437,558 shares of our 8.0% Series D Cumulative Preferred Stock, par value $0.01 per share and liquidation preference of $50.00 per share, of which 400,000 were sold in an underwritten offering and 1,037,558 were sold under the ATM sales agreement, for net proceeds of $65.7 million. The Series D Preferred Stock cannot be converted into common stock of the Company but may be redeemed by the Company, at the Company’s option, on or after March 14, 2014 for par value or $50.00 per share or in certain circumstances prior to such date as a result of a change in control of the Company. Dividends accrue and are payable monthly on the Series D Preferred Stock at a fixed rate of 8.0% per annum of the $50.00 per share liquidation preference.

During the year ended December 31, 2012, the Company issued an aggregate of 2,771,263 shares of our 8.0% Series D Cumulative Preferred Stock with a liquidation preference of $50.00 per share for cumulative net proceeds of approximately $122.5 million, which included various offering expenses of approximately $3.1 million. The 2,771,263 shares of our 8.0% Series D Cumulative Preferred Stock issued during the year ended December 31, 2012 included (i) 1,721,263 shares issued under an ATM sales agreement for net proceeds of approximately $77.9 million, which included approximately $1.5 million of offering and underwriting fees and (ii) 1,050,000 shares issued pursuant to an underwritten public offering on September 7, 2012 at a price of $44.00 per share for net proceeds of approximately $44.6 million, which included approximately $1.6 million of underwriting discounts, commissions and offering expenses.

Series E Preferred Stock

Each share of Series E Preferred Stock, par value $0.01 per share, has a stated liquidation preference of $25,000 and a dividend rate of 8.0% per annum (based on stated liquidation preference), is convertible at the option of the holder into a number of shares of the Company’s common stock equal to the stated liquidation preference (plus accrued and unpaid dividends) divided by a conversion price of $8.50 per share (subject to anti-dilution adjustments in the case of stock dividends, stock splits and combinations of shares), and is redeemable by the Company under certain circumstances.  The Series E Preferred Stock is junior to the Company’s 10.25% Series C Cumulative Perpetual Preferred Stock and 8.0% Series D Cumulative Preferred Stock in respect of dividends and distributions upon liquidation.  Each Depositary Share is a 1/1000th interest in a share of Series E Preferred Stock.  Accordingly, the Depositary Shares have a stated liquidation preference of $25.00 per share and a dividend rate of 8.0% per annum (based on stated liquidation preference), are similarly convertible at the option of the holder into a number of shares of the Company’s common stock equal to the stated liquidation preference (plus accrued and unpaid dividends) divided by a conversion price of $8.50 per share (subject to corresponding anti-dilution adjustments), and are redeemable by the Company under certain circumstances.

In November 2012, the Company issued 2,704,850 Depositary Shares, each representing a 1/1,000th interest in a share of the Company’s 8% Series E Cumulative Convertible Preferred Stock, liquidation preference $25,000 per share, to the shareholders of Virco as partial consideration for the Company’s purchase of 100% of the outstanding stock of Virco. The Company also issued 70,000 Depositary Shares into an escrow account which were returned and held in treasury at cost of $1.8 million upon an indemnification settlement in favor of the Company.

In December 2012, the Company sold in a public offering an aggregate of 1,000,000 Depositary Shares, each representing a 1/1,000th  interest in a share of the Company’s 8% Series E Cumulative Convertible Preferred Stock, liquidation preference $25,000 per share.  The Depositary Shares were sold to the public at a price of $23.50 per Depositary Share, and the net proceeds to the Company were $22.4425 per Depositary Share after deducting underwriting commissions, but before deducting expenses related to the offering.

Non-controlling Interests

During the year ended December 31, 2012, the Company purchased outstanding non-controlling interest in a subsidiary which the Company did not previously own.  The Company acquired the non-controlling interest valued at $497,000 based on fair value at the date of acquisition.

In connection with a Williston Basin acquisition in 2008, the Company entered into equity participation agreements with certain of its lenders pursuant to which the Company agreed to pay to the lenders an aggregate of 12.5% of all distributions paid to the owners of PRC Williston, which equity participation agreements, for accounting purposes, are treated as non-controlling interests in PRC Williston, and consequently, PRC Williston is treated as a majority owned subsidiary of the Company and is consolidated by the Company. The equity participation agreements had a fair value of $3.4 million upon issuance and were accounted for as a non-controlling interest in PRC Williston.

On April 2, 2012, Eureka Hunter Holdings, a majority owned subsidiary, issued 622,641 Class A Common Units representing membership interests in Eureka Hunter Holdings, with a value of $12.5 million, as partial consideration for the assets acquired from TransTex.  The value of the units transferred as partial consideration for the acquisition was determined utilizing a discounted future cash flow analysis. The carrying value of the Eureka Hunter Holdings Class A Common Units held by third parties is classified as non-controlling interest.

A summary of non-controlling interests in the Company for the years ended December 31, 2012, 2011, and 2010 is presented below:

	2012	2011	2010
	(in thousands)
Non-controlling interest at beginning of period	$2,196	$1,450	$1,321
Non-controlling interests acquired through acquisition of NGAS	—	497	—
Purchase of outstanding non-controlling interests	(497)	—	—
Issuance of shares of Eureka Hunter Holdings, LLC Common Units	12,453	—	—
Income (loss) attributable to non-controlling interest	(4,013)	249	129
Non-controlling interest at end of period	$10,139	$2,196	$1,450

Preferred Dividends Paid

A summary of dividends paid by the Company for the years ended December 31, 2012, 2011, and 2010 is presented below:

	2012	2011	2010
	(in thousands)
Dividend on Eureka Hunter Holdings, LLC Series A Preferred Units	$(8,090)	$—	$—
Dividend on Series B Preferred Stock	—	—	(131)
Dividend on Series C Preferred Stock	(10,248)	(10,248)	(2,336)
Dividend on Series D Preferred Stock	(11,699)	(3,759)	—
Dividend on Series E Preferred Stock	(894)	—	—
Total dividends on Preferred Stock	$(30,931)	$(14,007)	$(2,467)

Accretion of the difference between the carrying value and the redemption value of the Eureka Hunter Holdings, Series A Preferred Units of $3.8 million for the year ended December 31, 2012, and none for the years ended December 31, 2011, and 2010, was included in dividends on preferred stock.

REEDEMABLE PREFERRED STOCK	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Equity [Abstract]
REEDEMABLE PREFERRED STOCK
REDEEMABLE PREFERRED STOCK

Eureka Hunter Holdings Series A Preferred Units

On March 21, 2012, Eureka Hunter Holdings entered into a Series A Convertible Preferred Unit Purchase Agreement (the “Unit Purchase Agreement”) with Magnum Hunter and Ridgeline Midstream Holdings, LLC (“Ridgeline”), an affiliate of ArcLight Capital Partners, LLC ("ArcLight"). Pursuant to this Unit Purchase Agreement, Ridgeline committed, subject to certain conditions, to purchase up to $200.0 million of Series A Convertible Preferred Units, representing membership interests of Eureka Hunter Holdings (the “Series A Preferred Units”), of which $171.8 million had been contributed as of June 30, 2013.

On April 11, 2013, Eureka Hunter Holdings issued 1,000,000 Series A Preferred Units to Ridgeline for net proceeds of $19.8 million, net of transaction costs. The Series A Preferred Units outstanding at June 30, 2013 represent 39.9% of the ownership of Eureka Hunter Holdings on a basis as converted to Class A Common Units of Eureka Hunter Holdings.

During the six months ended June 30, 2013, Eureka Hunter Holdings issued 229,434 Series A Preferred Units as payment of $4.6 million in distributions paid-in-kind to holders of the Series A Preferred Units. The fair value of the embedded derivative feature on the outstanding Eureka Hunter Holdings Series A Preferred Units was determined to be $55.9 million in the aggregate at June 30, 2013.

Dividend expense included accretion of the Eureka Hunter Holdings Series A Preferred Units of $1.7 million and $3.2 million for the three and six months ended June 30, 2013, and $842,000 and $1.0 million for the three and six months ended June 30, 2012.

On July 25, 2013, Eureka Hunter Holdings issued 88,901 of Series A Preferred Units with a redemption value of $1.8 million for dividends paid-in-kind subsequent to June 30, 2013 through August 7, 2013.

REDEEMABLE PREFERRED STOCK

Series C Preferred Stock

On December 13, 2009, the Company sold 214,950 shares of our 10.25% Series C Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference $25.00 per share (the “Series C Preferred Stock”), for net proceeds of $5.1 million. The Series C Preferred Stock cannot be converted into common stock of the Company, but may be redeemed by the Company, at the Company’s option, on or after December 14, 2011 for par value or $25.00 per share.  In the event of a change of control of the Company, the Series C Preferred Stock will be redeemable by the holders at $25.00 per share, except in certain circumstances when the acquirer is considered a qualifying public company. Dividends accrue and are payable monthly on the Series C Preferred Stock at a fixed rate of 10.25% per annum of the $25.00 per share liquidation preference.

During the year ended December 31, 2010, the Company sold 2,594,506 shares of the Series C Preferred Stock under our ATM sales agreement for net proceeds of $63.4 million.

During the year ended December 31, 2011, the Company sold 1,190,544 shares of our 10.25% Series C Cumulative Perpetual Preferred Stock under our ATM sales agreement for net proceeds of $29.1 million. The sales during the year ended December 31, 2011 have fully subscribed the authorized 4,000,000 shares of Series C Preferred Stock. The Series C Preferred Stock is recorded as temporary equity because a forced redemption, upon certain circumstances as a result of a change in control of the Company, is outside the Company’s control.

Eureka Hunter Holdings, LLC Series A Preferred Units

On March 21, 2012, Eureka Hunter Holdings entered into a Series A Convertible Preferred Unit Purchase Agreement (the “Unit Purchase Agreement”) with Magnum Hunter and Ridgeline Midstream Holdings, LLC (“Ridgeline”), an affiliate of ArcLight Capital Partners, LLC. Pursuant to this Unit Purchase Agreement, Ridgeline committed, subject to certain conditions, to purchase up to $200 million of Series A Convertible Preferred Units representing membership interests of Eureka Hunter Holdings (the “Series A Preferred Units”).
During the year ended December 31, 2012, Eureka Hunter Holdings issued 7,590,000 Series A Preferred Units to Ridgeline for net proceeds of $148.6 million, net of transaction costs.  The Series A Preferred Units outstanding at December 31, 2012 represented 36.5% of the ownership of Eureka Hunter Holdings on a basis as converted to Class A Common Units of Eureka Hunter Holdings and represent non-controlling interests in the form of redeemable preferred stock of a subsidiary in consolidation of the Company.  Eureka Hunter Holdings pays cumulative distributions quarterly on the Series A Preferred Units at a fixed rate of 8% per annum of the initial liquidation preference.  The distribution rate is increased to 10% if any distribution is not paid when due.  The board of directors of Eureka Hunter Holdings may elect to pay up to 75% of the distributions owed for the period from March 21, 2012 through March 31, 2013 in the form of “paid-in-kind” units and may elect to pay up to 50% of the distributions owed for the period from April 1, 2013 through March 31, 2014 in such units.  The Series A Preferred Units can be converted into Class A Common Units of Eureka Hunter Holdings upon demand by Ridgeline at any time or by Eureka Hunter Holdings upon the consummation of a qualified initial public offering, provided that Eureka Hunter Holdings converts no less than 50% of the Series A Preferred Units into Class A Common Units at that time.  The conversion rate is 1:1, which may be adjusted from time to time based upon certain anti-dilution and other provisions.  Eureka Hunter Holdings can redeem all outstanding Series A Preferred Units at their liquidation preference, which involves a specified IRR hurdle, any time after March 21, 2017.  Holders of the Series A Preferred Units can force redemption of all outstanding Series A Preferred Units any time after March 21, 2020, at a redemption rate equal to the higher of the as-converted value and a specified internal investment rate of return calculation.  The Series A Preferred Units are recorded as temporary equity because a forced redemption by the holders of the preferred units is outside the control of Eureka Hunter Holdings.

We have evaluated the Series A Preferred Units and determined that they should be considered a “debt host” and not an “equity host”. This evaluation is necessary to determine if any embedded features require bifurcation and, therefore, would be required to be accounted for separately as a derivative liability. Our analysis followed the “whole instrument approach,” which compares an individual feature against the entire preferred instrument that includes that feature. Our analysis was based on a consideration of the economic characteristics and risks of the preferred unit and, more specifically, evaluated all of the stated and implied substantive terms and features of such unit, including (1) whether the preferred unit included redemption features; (2) how and when any redemption features could be exercised; (3) whether the holders of preferred units were entitled to dividends; (4) the voting rights of the preferred unit; and (5) the existence and nature of any conversion rights. As a result of our determination that the preferred unit is a “debt host,” we determined that the embedded conversion option, redemption options and other features of the preferred units do require bifurcation and separate accounting as embedded derivatives. The fair value of the embedded features were determined to be $22.1 million, $15.4 million, $7.9 million, and $6.3 million at the issuance dates of March 21, 2012, April 2, 2012, June 20, 2012, and October 19, 2012, respectively, which were bifurcated from the issuance values of the Series A Preferred Units and presented in long term liabilities. The fair value of this embedded feature was determined to be $43.5 million and $0 in the aggregate at December 31, 2012 and 2011, respectively. See "Note 4 - Fair Value of Financial Instruments" for additional information.

During the year ended December 31, 2012, the Company paid cash distributions of $3.4 million and accrued distributions of $3.0 million not yet paid, to the holder of our Series A Preferred Units. During such year, distributions in the amount of $1.7 million were paid-in-kind to the holder of the Series A Preferred Units and the Company issued 82,892 Series A Preferred Units as payment. At December 31, 2012, 7,672,892 shares of Series A Preferred Units were outstanding.

INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES
TAXES

The Company's income tax benefit associated with continuing operations for the three and six months ended June 30, 2013 and 2012 was:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
	(in thousands)		(in thousands)
Deferred tax benefit	43,566	6,858	48,420	9,150
Income tax benefit	$43,566	$6,858	$48,420	$9,150

We recognize deferred income taxes for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis and net operating loss and credit carryforwards. Income tax expense for the six months ended June 30, 2013 included a U. S. valuation allowance of $83.3 million and income tax benefit of $48.4 million for U.S. and Canada. The valuation allowance will continue to be recognized until the realization of future deferred tax benefits is more likely than not to be utilized. The Company files income tax returns in the U.S., various states and Canada. As of June 30, 2013, no adjustments have been proposed by any tax jurisdiction that would have a significant impact on the Company's liquidity, future results of operations or financial position.
On April 24, 2013, the Company sold all of its ownership interest in its wholly-owned subsidiary, Eagle Ford Hunter, to an affiliate of Penn Virginia, and recognized a book gain of $172.5 million.  However, taking into consideration the Company's 2013 capital expenditure budget, the Company expects to continue to realize losses on continuing operations for the remainder of 2013. Management believes it is more likely than not that the Company will not realize the benefit of net operating losses in 2013. The book income tax charge for the six months ended June 30, 2013 relating to discontinued operation's gain for such period was $8.5 million, which is more than offset by the Company's current year deductions. In addition, the Company expects to pay an alternative minimum tax of $1.3 million related to the Eagle Ford Hunter sale.

INCOME TAXES

The total provision for income taxes applicable to continuing operations consists of the following:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Current income tax expense (benefit)
Various states	$—	$—	$—
Total current tax expense (benefit)	$—	$—	$—
Deferred income tax expense (benefit)
U.S. federal	(23,452)	(2,804)	—
Various states	(517)	(60)	—
Canada and various provinces	(8,227)	(123)	—
Total deferred tax expense (benefit)	$(32,196)	$(2,987)	$—
Total income tax expense (benefit)	$(32,196)	$(2,987)	$—

At December 31, 2012, the Company has available for U.S. federal income tax reporting purposes, net operating loss carry forwards ("NOL's") of approximately $473 million, (tax effected $178 million) which expire in varying amounts during the tax years 2018 through 2032. The Company has two (2) separate U.S. corporate filing entities. In addition, the Company files in various State taxing jurisdictions. The Company also has an NOL relating to the Canadian operations of approximately $58 million (tax effected $15 million ), which expire in varying amounts between years 2015 through 2032. The U.S. NOL above includes $20 million of deductions for excess stock-based compensation. The Company will recognize the NOL tax assets associated with excess stock-based compensation tax deductions only when all other components of the NOL tax assets have been fully utilized and a cash tax benefit is realized. Upon realization, the excess stock-based compensation deduction will reduce taxes payable and will be credited directly to equity.
Internal Revenue Code ("IRC") Section 382 imposes limitations on a corporation's ability to utilize its NOL carryforwards in the tax years following an "ownership change". For this purpose, an ownership change results from stock transactions that increase the ownership of certain existing and new stockholders in the corporation by more than 50 percentage points during the previous three-year testing period. Approximately $44 million ($16 million tax effected) of our NOL relates to corporate acquisitions and the utilization of that portion of the NOL is limited on an annual basis under section 382.
Canada Revenue Agency also provides limitations on the utilization of NOL's from acquired companies. Under applicable statutes, the Company believes approximately $15 million (tax effected $3.7 million) will be subject to limitations and will on a more likely than not basis never be utilized. The company maintains a full valuation allowance against the $15 million it believes will be limited under the statute.

At December 31, 2012, the Company was not under examination by any federal or state taxing juristiction, nor had the Company been contacted by any examining agency.

The Company has approximately $2.6 million (tax effected $1.0 million) of depletion carryover which has no expiration.

The Company has no unremitted earnings in Canada.
The Company has recorded a valuation allowance of $188 million (tax effected $69 million) against the net deferred tax assets of the Company at December 31, 2012. The Company is uncertain on a more likely than not basis that the NOL and other deferred tax assets will be utilized in the future. Management evaluated all available positive and negative evidence in making this assessment. The assessment included objectively verifiable information such as historical operating results, future projections of operating results, future reversals of existing taxable temporary differences and anticipated capital expenditures. Management placed a significant amount of weight on the historical results. The Company closed on the sale of Eagle Ford Shale properties in April 2013. While the Company anticipates the recognition of both book and taxable income from the transaction, given future projections of operating results for 2013 and the Company's capital expenditure budget for 2013, management believes it is not more likely than not that the Company will realize the benefit of NOL's in 2013. Further, because the transaction was a fundamental transaction of core assets for the Company, occurring subsequent to the year-end beyond the Company's original filing deadline for this annual report, management believes the availability of such evidence arising from the transaction is outside of the scope of evidence that should be considered in its assessment of the need for a valuation allowance at December 31, 2012.

The following is a reconciliation of the reported amount of income tax expense (benefit) attributable to continuing operations for the years ended December 31, 2012, 2011, and 2010 to the amount of income tax expense that would result from applying domestic federal statutory tax rates to pretax income:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Income tax expense (benefit) at statutory U.S. rate	$(56,831)	$(26,301)	$(5,520)
State income taxes	(3,708)	(4,641)	0
Effect of permanent differences	(555)	419	386
Foreign statutory tax rate differences	3,324	315	—
Tax effect of non-controlled	797	—	—
Other	7	—	—
Change in valuation allowance	24,770	27,221	5,134
Total continuing operations	(32,196)	(2,987)	0
Discontinued operations	10,601	2,291	—
Total tax expense (benefit)	$(21,595)	$(696)	$0

Income (loss) before income taxes was as follows:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Domestic	$(155,367)	$(84,169)	$(22,812)
Foreign	(33,240)	(2,462)	—
Income (loss) from continuing operations	(188,607)	(86,631)	(22,812)
Income (loss) from discontinued operations	26,585	9,523	2,481
Gain on sale of discontinued operations	3,706	—	6,660
Loss before income tax	$(158,316)	$(77,108)	$(13,671)

Deferred Tax Assets and Liabilities
The tax effects of temporary differences that gave rise to the Company's deferred tax assets and liabilities are presented below:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Deferred tax assets:
Net operating loss carry forwards	$193,310	$62,923	$21,520
Share-based compensation	7,950	10,247	3,091
Depletion carryforwards	997	972	972
Tax credits	53	26,340	—
Other	532	7,475	1,691
Deferred tax liabilities:
Property and equipment	(206,650)	(111,015)	(3,685)
Valuation allowances
Tax credits	(53)	(26,340)	—
Depletion carryforwards	(997)	(972)	—
Net operating losses	(69,400)	(51,523)	(23,589)
Other		$(13,406)
Net deferred tax	$(74,258)	$(95,299)	$—

Net deferred tax assets (liabilities) are allocated between current and non-current as follows:

	Year Ended December 31,
	2012	2011
	(in thousands)
Current deferred tax asset (liability)	$—	$—
Non-current deferred tax asset (liability)	(74,258)	(95,299)
Net deferred tax asset (liability) after valuation allowance	$(74,258)	$(95,299)

As of December 31, 2012 we provided for a liability of $3.9 million for unrecognized tax benefits related to various federal tax matters, which were netted against the Company's net operating loss. Settlement of the uncertain tax position is expected to occur in the next 12 months and will have no effect on income tax expense (benefit) given the Company's valuation allowance position. We have elected to classify interest and penalties related to uncertain income tax positions in income tax expense. As of December 31, 2012, we have accrued no amounts for potential payment of interest and penalties.

Following is a reconciliation of the total amounts of unrecognized tax benefits during the years ended December 31, 2012, 2011 and 2010:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Unrecognized tax benefits at January 1	—	—	—
Change in unrecognized tax benefits taken during a prior period	—	—	—
Change in unrecognized tax benefits taken during the current period (netted against the US net operating loss)	3,879	—	—
Decreases in unrecognized tax benefits from settlements with taxing authorities	—	—	—
Reductions to unrecognized tax benefits from lapse of statutes of limitations	—	—	—
Unrecognized tax benefits at December 31	3,879	—	—

MAJOR CUSTOMERS	12 Months Ended
Dec. 31, 2012
Risks and Uncertainties [Abstract]
MAJOR CUSTOMERS
MAJOR CUSTOMERS

The Company's share of oil and gas production is sold to various purchasers who must be prequalified under the Company's credit risk policies and procedures. After giving effect to the Eagle Ford Properties sale, the following purchasers individually accounted for ten percent or more of the Company's consolidated continuing oil and gas revenues in at least one of the three years ended December 31, 2012. The loss of any one significant purchaser could have a material, adverse effect on the ability of the Company to sell its oil and gas production. Although we are exposed to a concentration of credit risk, we believe that all of our purchasers are credit worthy.

The table below provides the percentages of the Company's consolidated oil, NGL and gas revenues represented by our major purchasers during the periods presented:

	Year Ended December 31,
	2012	2011	2010
Shell	21%	6%	—%
Trafigura	22%	12%	—%
DPI	9%	15%	—%
Plains Marketing, LP	7%	10%	33%
Clearfield Energy	5%	10%	23%
Ergon Oil	4%	8%	19%

OTHER INFORMATION	12 Months Ended
Dec. 31, 2012
Other Information
OTHER INFORMATION
OTHER INFORMATION

Quarterly Data (Unaudited)

The following tables set forth unaudited summary financial results on a quarterly basis for the most recent two years. The results for the quarter ended June 30, 2012, have been restated on Form 10-Q/A.

	Quarter Ended
	March 31,	June 30,	September 30,	December 31,	Year Ended
	2012
	(in thousands)
Total revenue	$42,329	$42,458	$49,611	$64,462	$198,860
Loss from operations (1)	(16,962)	(23,394)	(17,449)	(103,471)	(161,276)
Income from discontinued operations, net of tax	5,101	2,416	4,908	4,856	17,281
Gain on sale of discontinued operations, net of tax	2,409	—	—	—	2,409
Net loss attributable to Magnum Hunter Resources Corporation	(12,458)	(14,503)	(32,463)	(73,284)	(132,708)
Net loss attributable to common shareholders	$(17,052)	$(22,708)	$(42,283)	$(85,371)	$(167,414)
Basic and diluted loss per common share	$(0.13)	$(0.15)	$(0.25)	$(0.54)	$(1.07)

	2011
Total revenue	$11,884	$23,709	$24,271	$33,577	$93,441
Loss from operations	(2,973)	(16,871)	(16,657)	(33,428)	(69,929)
Income from discontinued operations, net of tax	285	1,873	2,167	2,907	7,232
Net loss attributable to Magnum Hunter Resources Corporation	(6,690)	(15,040)	2,000	(56,931)	(76,661)
Net loss attributable to common shareholders	$(9,298)	$(18,497)	$(1,952)	$(60,921)	$(90,668)
Basic and diluted loss per common share	$(0.12)	$(0.16)	$(0.01)	$(0.51)	$(0.80)

See "Oil and Gas Properties - Capitalized Costs" and "Exploration and Abandonment Costs," in "Note 3 - Summary of Significant Accounting Policies" for a discussion of proved and unproved property impairments.

1.
The quarter-ended December 31, 2012, loss from operations was primarily driven by exploration and abandonment expense. Management reviews leasehold acreage on a quarterly basis. During the quarter-ended December 31, 2012 management determined a significant portion of the non-core Williston Basin acreage would not be utilized as the Company planned to focus on assets that will provide a higher rate of return in 2013.

Segment Reporting

The following tables set forth operating activities by segment for the years ended December 31, 2012, 2011, and 2010.

	For the Year Ended December 31, 2012 (in thousands)
	U.S. Upstream	Canadian Upstream	Midstream	Oil Field Services	Corporate Unallocated	Intersegment Eliminations	Total
Oil and gas sales	$133,727	$39,556	$—	$—	$—	$—	$173,283
Gas transportation, gathering and processing	—	—	15,469	—	—	(2,429)	13,040
Oil field services	—	—	—	13,552	—	(1,219)	12,333
Gain (loss) on sale of assets and other revenue	363	(35)	473	(600)	—	3	204
Total revenue	134,090	39,521	15,942	12,952	—	(3,645)	198,860
Lease operating expenses	44,111	5,163	—	—	—	(3,590)	45,684
Severance taxes and marketing	8,416	2,371	—	—	—	—	10,787
Exploration and abandonments	80,375	36,841	—	—	—	—	117,216
Gas transportation, gathering and processing	—	—	7,908	—	—	120	8,028
Oil field services	—	—	—	10,420	—	(383)	10,037
Impairment of proved oil and gas properties	3,839	257	—	—	—	—	4,096
Depreciation, depletion, and accretion	65,041	27,461	5,963	967	—	468	99,900
General and administrative	30,680	2,043	3,798	418	27,137	312	64,388
Total expenses	232,462	74,136	17,669	11,805	27,137	(3,073)	360,136
Operating income (loss)	(98,372)	(34,615)	(1,727)	1,147	(27,137)	(572)	(161,276)
Interest income	200	3,096	—	—	3,483	(6,549)	230
Interest expense	(13,282)	(1,724)	(758)	(327)	(41,022)	5,267	(51,846)
Gain on derivative contracts	129	—	8,692	—	13,418	—	22,239
Other	2,745	2	(546)	(155)	—	—	2,046
Total other income (expense)	(10,208)	1,374	7,388	(482)	(24,121)	(1,282)	(27,331)
Income (loss) from continuing operations before income tax	(108,580)	(33,241)	5,661	665	(51,258)	(1,854)	(188,607)
Income tax benefit	23,977	8,219	—	—	—	—	32,196
Loss from continuing operations	(84,603)	(25,022)	5,661	665	(51,258)	(1,854)	(156,411)
Income from discontinued operations	17,051	—	—	230	—	—	17,281
Gain on sale of discontinued operations	2,409	—	—	—	—	—	2,409
Net income (loss)	(65,143)	(25,022)	5,661	895	(51,258)	(1,854)	(136,721)
Loss (income) attributable to non-controlling interest	4,173	—	(160)	—	—	—	4,013
Net income (loss) attributable to Magnum Hunter Resources Corporation	$(60,970)	$(25,022)	$5,501	$895	$(51,258)	$(1,854)	$(132,708)
Dividends on preferred stock	—	—	(11,864)	—	(22,842)	—	(34,706)
Net income (loss) attributable to common shareholders	$(60,970)	$(25,022)	$(6,363)	$895	$(74,100)	$(1,854)	$(167,414)
Total segment assets	$1,602,022	$392,918	$245,207	$23,810	$93,612	$(158,937)	$2,198,632
Segment capital expenditures	$417,431	$84,536	$57,010	$8,828	$805	$—	$568,610

	For the Year Ended December 31, 2011 (in thousands)
	U.S. Upstream	Canadian Upstream	Midstream	Oil Field Services	Corporate Unallocated	Intersegment Eliminations	Total
Oil and gas sales	$75,235	$10,731	$—	$—	$—	$—	$85,966
Gas transportation, gathering and processing	—	—	1,978	—	—	(1,484)	494
Oil field services	—	—	—	9,417	—	(2,268)	7,149
Gain (loss) on sale of assets and other revenue	(726)	36	513	9	—	—	(168)
Total revenue	74,509	10,767	2,491	9,426	—	(3,752)	93,441
Lease operating expenses	25,839	1,813	—	—	—	(2,196)	25,456
Severance taxes and marketing	5,894	588	—	—	—	—	6,482
Exploration and abandonments	2,605	40	—	—	—	—	2,645
Gas transportation, gathering and processing	—	—	373	—	—	—	373
Oil field services	—	—	—	8,315	—	(1,556)	6,759
Impairment of proved oil and gas properties	21,792	—	—	—	—	—	21,792
Depreciation, depletion, and accretion	28,573	6,055	1,789	544	—	—	36,961
General and administrative	8,883	1,914	850	461	50,794	—	62,902
Total expenses	93,586	10,410	3,012	9,320	50,794	(3,752)	163,370
Operating income (loss)	(19,077)	357	(521)	106	(50,794)	—	(69,929)
Interest income	15	2,062	—	—	4	(2,054)	27
Interest expense	(2,315)	13	(1,674)	(183)	(9,879)	2,054	(11,984)
Loss on derivative contracts	—	—	—	—	(6,346)	—	(6,346)
Other	1,606	(5)	—	—	—	—	1,601
Total other income (expense)	(694)	2,070	(1,674)	(183)	(16,221)	—	(16,702)
Income (loss) from continuing operations before income tax	(19,771)	2,427	(2,195)	(77)	(67,015)	—	(86,631)
Income tax benefit	2,862	125	—	—	—	—	2,987
Loss from continuing operations	(16,909)	2,552	(2,195)	(77)	(67,015)	—	(83,644)
Income from discontinued operations	4,255	—	—	2,977	—	—	7,232
Net income (loss)	(12,654)	2,552	(2,195)	2,900	(67,015)	—	(76,412)
Net income attributable to non-controlling interest	(249)	—	—	—	—	—	(249)
Net income (loss) attributable to Magnum Hunter Resources Corporation	(12,903)	2,552	(2,195)	2,900	(67,015)	—	(76,661)
Dividends on preferred stock	—	—	—	—	(14,007)	—	(14,007)
Net income (loss) attributable to common shareholders	$(12,903)	$2,552	$(2,195)	$2,900	$(81,022)	$—	$(90,668)
Total segment assets	$797,674	$349,410	$83,847	$17,045	$47,839	$(127,055)	$1,168,760
Segment capital expenditures	$202,818	$18,493	$54,748	$6,494	$9,389	$—	$291,942

	For the Year Ended December 31, 2010 (in thousands)
	U.S. Upstream	Canadian Upstream	Midstream	Oil Field Services	Corporate Unallocated	Intersegment Eliminations	Total
Oil and gas sales	$26,974	$—	$—	$—	$—	$—	$26,974
Gas transportation, gathering and processing	—	—	334	—	—	(171)	163
Oil field services	—	—	—	3,388	—	(2,166)	1,222
Gain (loss) on sale of assets and other revenue	168	—	80	2	—	—	250
Total revenue	27,142	—	414	3,390	—	(2,337)	28,609
Lease operating expenses	10,868	—	—	—	—	(190)	10,678
Severance taxes and marketing	2,347	—	—	—	—	—	2,347
Exploration and abandonments	942	—	—	—	—	—	942
Gas transportation, gathering and processing	—	—	214	—	—	—	214
Oil field services	—	—	—	3,419	—	(2,147)	1,272
Impairment of proved oil and gas properties	306	—	—	—	—	—	306
Depreciation, depletion, and accretion	7,780	—	45	364	—	—	8,189
General and administrative	1,724	—	71	143	22,835	—	24,773
Total expenses	23,967	—	330	3,926	22,835	(2,337)	48,721
Operating income (loss)	3,175	—	84	(536)	(22,835)	—	(20,112)
Interest income	20	—	—	—	41	—	61
Interest expense	(23)	—	—	(149)	(3,412)	—	(3,584)
Gain (loss) on derivative contracts	(6)	—	—	—	820	—	814
Other	9	—	—	—	—	—	9
Total other expense	—	—	—	(149)	(2,551)	—	(2,700)
Income (loss) from continuing operations before income tax	3,175	—	84	(685)	(25,386)	—	(22,812)
Income from discontinued operations	1,928	—	—	553	—	—	2,481
Gain on sale of discontinued operations	6,660	—	—	—	—	—	6,660
Net income (loss)	11,763	—	84	(132)	(25,386)	—	(13,671)
Net (income) loss attributable to non-controlling interest	(129)	—	—	—	—	—	(129)
Net income (loss) attributable to Magnum Hunter Resources Corporation	11,634	—	84	(132)	(25,386)	—	(13,800)
Dividends on preferred stock	—	—	—	—	(2,467)	—	(2,467)
Net income (loss) attributable to common shareholders	11,634	—	84	(132)	(27,853)	—	(16,267)
Total segment assets	$189,072	$—	$33,060	$7,253	$19,582	$—	$248,967
Segment capital expenditures	$60,042	$—	$18,274	$1,762	$—	$—	$80,078

The US and Canadian Upstream, Midstream, and Oil Field Services functions best define the operating segments of the Company that are reported separately. The factors used to identify these reportable segments are based on the nature of the operations that are undertaken by each segment. The Upstream segment is organized and operates to explore for and produce crude oil, natural gas, and natural gas liquids. The Company has significant operations in the United States and Canada in the Upstream segment. The Midstream segment operates a network of pipelines that gathers natural gas and provides certain natural gas treating and other services. The Oil Field Services segment is organized and operates to sell services to third-party exploration and production companies. These are broadly understood as segments across the petroleum industry.

These functions have been defined as the operating segments of the Company because they are the segments (1) that engage in business activities from which revenues are earned and expenses are incurred; (2) whose operating results are regularly reviewed by the Company's chief executive officer to make decisions about resources to be allocated to the segment and assess its performance; and (3) for which discrete financial information is available.

The US Upstream segment comprises the following subsidiaries: Eagle Ford Hunter, Inc, Triad Hunter, LLC, Bakken Hunter, LLC, Williston Hunter, Inc., Williston Hunter ND, LLC, PRC Williston, LLC, Magnum Hunter Production, Inc. and the interests of Magnum Hunter Production, Inc. in various managed drilling partnerships, Sentra Corporation, Energy Hunter Securities, Inc., and Hunter Real Estate, LLC. The Magnum Hunter Resources Corporation parent company's oil and gas production activity is included in the US Upstream segment, and the activity that is related to the enterprise-wide operations, such as interest expense, general and administrative expense, gain (loss) on derivatives, dividends on preferred stock, and interest expense are classified as corporate unallocated activity. The Canadian Upstream segment comprises Williston Hunter Canada, Inc. The Midstream segment comprises Eureka Hunter Holdings, LLC and its subsidiaries, Eureka Hunter Pipeline, LLC and TransTex Hunter, LLC, as well as Magnum Hunter Marketing, LLC. The Oil Field Services segment comprises Alpha Hunter Drilling, LLC. The income from discontinued operations related to Hunter Disposal, LLC, which was sold in February 2012, is classified in Oil Field Services.

Supplemental Oil and Gas Disclosures (Unaudited)

The following table sets forth the costs incurred in oil and gas property acquisition, exploration, and development activities (in thousands):

	For the Year Ended December 31,
	2012	2011	2010
Purchase of non-producing leases	$414,037	$397,947	$46,683
Purchase of producing properties	159,290	226,634	53,116
Exploration costs	165,789	112,606	43,466
Development costs	262,486	101,151	13,641
Asset retirement obligation	407	5,390	2,171
	$1,002,009	$843,728	$159,077

Oil and Gas Reserve Information

Proved oil and gas reserve quantities are based on estimates prepared by Magnum Hunter’s third party reservoir engineering firms Cawley, Gillespie, & Associates, Inc. in 2012, and Cawley, Gillespie, & Associates, Inc. and AJM Deloitte in 2011. There are numerous uncertainties inherent in estimating quantities of proved reserves and projecting future rates of production and timing of development expenditures. The following reserve data only represent estimates and should not be construed as being exact.

Total Proved Reserves	Crude Oil and Liquids	Natural Gas
	(mbbl)	(mmcf)
Balance December 31, 2009	4,609	9,364
Revisions of previous estimates	(112)	541
Purchases of reserves in place	3,328	22,250
Extensions, discoveries, and other additions	890	13,822
Sales of reserves in place	(1,507)	(5,298)
Production	(384)	(1,227)
Balance December 31, 2010	6,824	39,452
Revisions of previous estimates	6,937	40,494
Purchases of reserves in place	6,345	43,757
Extensions, discoveries, and other additions	2,687	22,399
Sales of reserves in place	(215)	(11)
Production	(869)	(6,854)
Balance December 31, 2011	21,709	139,237
Extensions, discoveries and other additions	3,415	544
Revisions of previous estimates	12,568	25,644
Purchases of reserves in place	10,613	12,082
Sales of reserves in place	(10)	(63)
Production	(2,343)	(14,824)
Balance December 31, 2012	45,952	162,620
Developed reserves, included above:
December 31, 2010	3,720	18,888
December 31, 2011	9,179	90,198
December 31, 2012	22,617	125,526

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Reserves

The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves and the changes in standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves were prepared in accordance with provisions of ASC 932, Extractive Activities - Oil and Gas. Future cash inflows at December 31, 2012, 2011, and 2010 were computed by applying the unweighted, arithmetic average of the closing price on the first day of each month for the 12-month period prior to December 31, 2012, 2011, and 2010 to estimated future production. Future production and development costs are computed by estimating the expenditures to be incurred in developing and producing the proved oil and natural gas reserves at year-end, based on year-end costs and assuming continuation of existing economic conditions.

Future income tax expenses are calculated by applying appropriate year-end tax rates to future pretax net cash flows relating to proved oil and natural gas reserves, less the tax basis of properties involved. Future income tax expenses give effect to permanent differences, tax credits and loss carry forwards relating to the proved oil and natural gas reserves. Future net cash flows are discounted at a rate of 10% annually to derive the standardized measure of discounted future net cash flows. This calculation procedure does not necessarily result in an estimate of the fair market value of our oil and natural gas properties.

The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves are as follows:

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Future cash inflows	$4,248,384	$2,409,249	$709,788
Future production costs	(1,520,260)	(765,048)	(253,544)
Future development costs	(603,809)	(330,007)	(77,216)
Future income tax expense	(230,500)	(253,721)	(88,233)
Future net cash flows	1,893,815	1,060,473	290,795
10% annual discount for estimated timing of cash flows	(1,046,162)	(586,077)	(162,836)
Standardized measure of discounted future net cash flows	$847,653	$474,396	$127,959

Future cash flows as shown above were reported without consideration for the effects of commodity derivative transactions outstanding at each period end.

Changes in Standardized Measure of Discounted Future Net Cash Flows
The changes in the standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves are as follows:

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Balance, beginning of period	$474,396	$127,959	$47,388
Net changes in prices and production costs	13,647	49,498	17,133
Changes in estimated future development costs	(391,318)	(167,399)	(50,950)
Sales and transfers of oil and gas produced during the period	(179,384)	(71,724)	(19,054)
Net changes due to extensions, discoveries, and improved recovery	60,468	110,316	51,022
Net changes due to revisions of previous quantity estimates (1)	290,500	235,163	(355)
Previously estimated development costs incurred during the period	245,168	24,740	25,020
Accretion of discount	85,377	27,029	2,740
Purchase of minerals in place	217,791	234,336	112,406
Sale of minerals in place	(354)	(3,726)	(23,837)
Changes in timing and other (2)	22,436	824	(1,863)
Net change in income taxes	8,926	(92,620)	(31,691)
Standardized measure of discounted future net cash flows	$847,653	$474,396	$127,959

1.
The Company's net changes due to revisions of previous quantity estimates primarily reflect upward revisions to recoverable quantities of oil and gas minerals assuming existing prices and technology. For the year ended December 31, 2012, the Company made upward revisions of 12,568 mbbls of oil and natural gas liquids and 25,644 mmcf of natural gas. For the year ended December 31, 2011, the Company made upward revisions of 6,937 mbbls of oil and natural gas liquids and 40,494 mmcf of natural gas.

2.
The Company's changes in timing and other primarily represent changes in the Company's estimates of when proved reserve quantities will be realized. The reserves as of December 31, 2012, reflect accelerated recovery of minerals due to purchases of minerals in place and capital expenditures incurred to develop properties.

The commodity prices inclusive of adjustments for quality and location used in determining future net revenues related to the standardized measure calculation are as follows:

	2012	2011	2010
Oil (per bbl)	$88.37	$96.19	$79.43
Natural gas liquids (per bbl)	$53.94	$44.25	$—
Gas (per mcf)	$3.08	$4.11	$4.37

RELATED PARTY TRANSACTIONS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Segment Reporting Information
RELATED PARTY TRANSACTIONS
RELATED-PARTY TRANSACTIONS

The following table sets forth the related party transaction activities for the three and six months ended June 30, 2013 and 2012, respectively:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
GreenHunter
Salt water disposal (1)	$589,985	$—	$1,445,510	$—
Equipment rental (1)	98,306	316,000	72,783	631,000
Interest Income from Note Receivable (2)	53,931	56,611	107,708	81,889
Dividends received from Series C shares	36,667	55,000	91,667	81,278
Loss on investments (2)	208,480	65,280	677,007	121,087
Pilatus Hunter, LLC
Airplane rental expenses (3)	20,100	64,125	67,350	81,225
Executive of the Company
Corporate apartment rental (4)	—	4,000	—	18,000

(1) GreenHunter is an entity of which Gary C. Evans, our Chairman and CEO, is the Chairman, a major shareholder and former CEO; and of which Ronald Ormand, our Executive Vice President - Finance and Head of Capital Markets, and our former Chief Financial Officer and a director, is a former director; and of which David Krueger, our former Chief Accounting Officer and Senior Vice President, is the former Chief Financial Officer. Eagle Ford Hunter, Triad Hunter and Viking International Resources, Inc. ("Virco"), wholly-owned subsidiaries of the Company, receive services related to brine water and rental equipment from GreenHunter and affiliated companies White Top Oilfield Construction, LLC and Black Water Services, LLC. The Company believes that such services are provided at competitive market rates and are comparable to, or more attractive than, rates that could be obtained from unaffiliated third party suppliers of such services. Prepaid expenses from GreenHunter were $55,800 and $0 at June 30, 2013 and December 31, 2012, respectively. The Company had net accounts payable to GreenHunter of $546,038 and $0 at June 30, 2013 and December 31, 2012, respectively.

(2) On February 17, 2012, the Company sold its wholly-owned subsidiary, Hunter Disposal to GreenHunter Water, LLC ("GreenHunter Water"), a wholly-owned subsidiary of GreenHunter.  The Company recognized an embedded derivative asset resulting from the conversion option on the convertible promissory note it received as partial consideration for the sale. The fair market value of the derivative asset was $53,000, and $264,000 at June 30, 2013 and December 31, 2012, respectively.  See "Note - 4 Fair Value of Financial Instruments." The Company has recorded interest income as a result of the note receivable from GreenHunter. Also as a result of this transaction, the Company has an equity method investment in GreenHunter. that is included in derivatives and other long term assets and an available for sale investment in GreenHunter included in investments.

(3) The Company rented an airplane for business use for certain members of Company management at various times from Pilatus Hunter, LLC, an entity 100% owned by Mr. Evans.  Airplane rental expenses are recorded in general and administrative expense.

(4) During the three and six months ended June 30, 2012, the Company paid rent pertaining to a lease for a corporate apartment from an executive of the Company which was being used by other Company employees.  The lease was terminated in May 2012.

In connection with the sale of Hunter Disposal, Triad Hunter entered into agreements with Hunter Disposal and GreenHunter Water for wastewater hauling and disposal capacity in Kentucky, Ohio, and West Virginia and a five-year tank rental agreement with GreenHunter Water.  See "Note 6 - Divestitures and Discontinued Operations" for additional information.

RELATED PARTY TRANSACTIONS

During 2012, 2011, and 2010, we rented an airplane for business use at various times from Pilatus Hunter, LLC, an entity 100% owned by Gary C. Evans, our Chairman and CEO. Airplane rental expenses totaled $174,000, $463,000, and $450,000, for the years ended December 31, 2012, 2011, and 2010, respectively.

During 2011 and 2010, we obtained accounting services and use of office space from GreenHunter Resources, Inc., an entity for which Mr. Evans is the Chairman, a major shareholder and former CEO; for which Ronald Ormand, our Chief Financial Officer and a director, is a former director; and for which David Krueger, our former Chief Accounting Officer and Senior Vice President, is the Chief Financial Officer. Professional services expenses totaled $162,000 and $212,000 for the years ended December 31, 2011 and 2010, respectively. In 2012, all accounting services were managed entirely by Magnum Hunter employees.

On October 13, 2011, the Company purchased an office building for $1.7 million from GreenHunter Resources, Inc. In conjunction with the purchase, the Company entered into a term note with a financial institution for $1.4 million due on November 30, 2017. The building houses the accounting functions of Magnum Hunter, and the building purchase enabled the Company to terminate the previous services arrangement described above.

We entered into a lease for a corporate apartment from an executive of the Company who was transferred for monthly rent of $4,500 for use by Company employees. During the years ended December 31, 2012 and 2011, the Company paid rent of $22,500 and $36,000, respectively, pertaining to the lease. The lease terminated in May 2012.

During 2012 and 2011, Eagle Ford Hunter and Triad Hunter, wholly-owned subsidiaries of the Company, rented storage tanks for disposal water and equipment from GreenHunter Resources, Inc. Rental costs totaled $1.0 million and $1.3 million for the years ended December 31, 2012 and 2011, respectively. The Company believes that such rentals are provided at competitive market rates and are comparable to or more attractive than rates that could be obtained from unaffiliated third party suppliers of such services. Additionally, these companies regularly obtained, and we continue to obtain, services from GreenHunter Resources, Inc. for water disposal. Disposal charges recorded in lease operating expenses totaled $2.4 million for the year ended December 31, 2012. We had no related party disposal charges in 2011 or 2010. As of December 31, 2012 and 2011, we had net accounts payable to GreenHunter of $0 and $70,000, respectively.

On February 17, 2012, the Company sold its wholly-owned subsidiary, Hunter Disposal, LLC, to GreenHunter Water, LLC, a wholly-owned subsidiary of GreenHunter Resources, Inc. The terms and conditions of the equity purchase agreement between the parties were approved by an independent special committee of the Board of the Company. Total consideration for the sale was approximately $9.3 million comprised of $2.2 million in cash, 1,846,722 shares of GreenHunter Resources, Inc. restricted common stock valued at $2.6 million based on a closing price of $1.79 per share, discounted for restrictions, 88,000 shares of GreenHunter Resources, Inc. 10% Series C Cumulative Preferred Stock with a fair value of $1.9 million, and a $2.2 million convertible promissory note which is convertible at the option of the Company into 880,000 shares of GreenHunter Resources, Inc. common stock based on the conversion price of $2.50 per share. The Company recognized a gain of on the sale of $2.4 million, in gain on sale of discontinued operations, net of tax. The Company has recognized an embedded derivative asset resulting from the conversion option on the convertible promissory note with fair market value of $264,000 at December 31, 2012. See "Note 4 - Fair Value of Financial Instruments" for additional information. The cash proceeds from the sale were adjusted downward to $783,000 for changes in working capital and certain fees to reflect the effective date of the sale of December 31, 2011. The Company has recorded interest income as a result of the note receivable from GreenHunter Resources, Inc., in the amount of $191,278 for the year ended December 31, 2012. As a result of this transaction, the Company has an investment in GreenHunter Resources, Inc. that is included in derivatives and other long term assets and recorded under the equity method. The loss related to this investment was $1.3 million for the year ended December 31, 2012. In connection with the sale, Triad Hunter entered into agreements with Hunter Disposal, LLC and GreenHunter Water, LLC for wastewater hauling and disposal capacity in Kentucky, Ohio, and West Virginia and a five-year tank rental agreement with GreenHunter Water, LLC.

Mr. Evans, our Chairman and Chief Executive Officer, was a 4.0% limited partner in TransTex Gas Services, LP, which limited partnership received total consideration of 622,641 Class A Common Units of Eureka Hunter Holdings and cash of $46.0 million upon the Company’s acquisition of certain of its assets.  This includes units issued in accordance with the agreement of Eureka Hunter Holdings and TransTex to provide the limited partners of TransTex the opportunity to purchase additional Class A Common Units of Eureka Hunter Holdings in lieu of a portion of the cash distribution they would otherwise receive.  Certain limited partners purchased such units, including Mr. Evans, who purchased 27,641 Class A Common Units of Eureka Hunter Holdings for $553,000 at the same per unit purchase price offered to all TransTex investors.

Prc Williston Llc [Member]
Segment Reporting Information
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

The Company and its parent, Magnum Hunter, have an arrangement whereby Magnum Hunter provides funding to the Company for costs of developing oil and gas properties and Magnum Hunter allocates interest expense and general and administrative expenses to the Company. The allocation of interest expense is based on the amount funded to the Company multiplied by the interest rate applicable to the MHR Senior Revolving Credit Facility. General and administrative expenses are allocated to the Company from Magnum Hunter on a pro rata basis relating to the Company's revenues in proportion to the consolidated oil and gas sales of Magnum Hunter and all its subsidiaries.
The following table sets forth the Company’s related-party expenses during the three and six month periods ended June 30, 2013 and 2012:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Interest expense	615,000	481,000	1,096,000	962,000
General and administrative	197,000	299,000	514,000	598,000

Accumulated interest and general and administrative expense allocated to PRC Williston are included in accounts payable due to Parent. At June 30, 2013, the balance due to Magnum Hunter was $59.9 million, and $59.0 million at December 31, 2012.

RELATED PARTY TRANSACTIONS

The Company and its parent, Magnum Hunter, have an arrangement whereby Magnum Hunter provides funding to the Company for costs of developing oil and gas properties and Magnum Hunter allocates interest expense and general and administrative expenses to the Company.  The allocation of interest expense is computed based on the amount funded to the Company multiplied by the interest rate applicable to Magnum Hunter’s revolving credit facility.  The effective interest rate due by the Company to Magnum Hunter was approximately 3.56%, 3.55%, and 4.50% for the years ended December 31, 2012, 2011, and 2010, respectively.  The interest expense allocated to PRC Williston was $2.1 million, $2.1 million, and $2.5 million, for the years ended December 31, 2012, 2011, and 2010, respectively.  Accrued interest is included in accounts payable due to Parent.  General and administrative expenses are allocated to the Company from Magnum Hunter on a pro rata basis relating to the Company’s revenues in proportion to the consolidated oil and gas sales of Magnum Hunter and all its subsidiaries.  The general and administrative expense allocated to PRC Williston was $1.2 million, $2.7 million, and $5.6 million for the years ended December 31, 2012, 2011, and 2010, respectively.  The accumulated charges from the general and administrative expense allocation are included in accounts payable due to Parent.  At December 31, 2012, the balance due to Magnum Hunter was $59.0 million, and the balance was $60.2 million as of December 31, 2011.

COMMITMENTS AND CONTINGENCIES	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

On April 23, 2013, Anthony Rosian, individually and on behalf of all other persons similarly situated, filed a class action complaint in the United States District Court, Southern District of New York, against the Company and certain of its officers, two of whom also serve as directors. On April 24, 2013, Horace Carvalho, individually and on behalf of all other persons similarly situated, filed a similar class action complaint in the United States District Court, Southern District of Texas, against the Company and certain of its officers, two of whom also serve as directors. Several substantially similar putative class actions have been filed in the Southern District of New York and in the Southern District of Texas. All such cases are collectively referred to as the Securities Cases. The complaints in the Securities Cases allege that the Company made certain false or misleading statements in its filings with the SEC, including statements related to the Company's internal and financial controls, the calculation of non-cash share-based compensation expense, the late filing of the Company's 2012 Form 10-K, the dismissal of Magnum Hunter's previous independent registered accounting firm, and other matters identified in the Company's April 16, 2013 Form 8-K, as amended. The complaints demand that the defendants pay unspecified damages to the class action plaintiffs, including damages allegedly caused by the decline in the Company's stock price between February 22, 2013 and April 22, 2013. The Company and the individual defendants intend to vigorously defend the Securities Cases. It is possible that additional putative class action suits could be filed over these events.

In addition, on May 10, 2013, Steven Handshu filed a shareholder derivative suit in the 151st Judicial District Court of Harris County, Texas on behalf of the Company against the Company's directors and senior officers. On June 6, 2013, Zachariah Hanft filed another shareholder derivative suit in the Southern District of New York on behalf of the Company against the Company's directors and senior officers. On June 18, 2013, Mark Respler filed another shareholder derivative suit in the District of Delaware on behalf of the Company against the Company's directors and senior officers.  On June 27, 2013, Timothy Bassett filed another shareholder derivative suit in the Southern District of Texas on behalf of the Company against the Company's directors and senior officers. These suits are collectively referred to as the Derivative Cases. The Derivative Cases assert that the individual defendants unjustly enriched themselves and breached their fiduciary duties to the Company by publishing allegedly false and misleading statements to the Company's investors regarding the Company's business and financial position and results, and allegedly failing to maintain adequate internal controls. The complaints demand that the defendants pay unspecified damages to the Company, including damages allegedly sustained by the Company as a result of the alleged breaches of fiduciary duties by the defendants, as well as disgorgement of profits and benefits obtained by the defendants, and reasonable attorneys', accountants' and experts' fees and costs to the plaintiffs. The Derivative Cases are in their preliminary stages. The individual defendants intend to vigorously defend the Derivative Cases. It is possible that additional shareholder derivative suits could be filed over these events.

The Company also received a letter on April 26, 2013, from the SEC stating that the SEC's Division of Enforcement was conducting an inquiry regarding the Company's internal controls, change in outside auditors and public statements to investors and asking the Company to preserve documents relating to these matters. The Company is complying with this request.

The Company believes that these claims are covered by the terms of its directors' and officers' insurance policies, and that the coverage available under these insurance policies will be adequate to cover the costs of these claims, including professional fees and other defense costs. However, we cannot provide any assurances regarding the foregoing, and we refer you to the risk factors contained in our annual report on Form 10-K for the year ended December 31, 2012, including the risk factor entitled "A pending SEC inquiry and pending third-party litigation may divert the attention of management and other important resources, may expose us to negative publicity and could have a material adverse effect on our business, financial condition, results of operations and cash flows."

On May 7, 2013, the Company, through its wholly-owned subsidiary, Alpha Hunter Drilling, LLC, completed the purchase of a new drilling rig intended for use in the Utica and Marcellus Shale formations located in southeastern Ohio and western West Virginia. Costs to acquire and install the rig and components were $14.6 million, of which $1.1 million remains due in equal installments over twelve months beginning once certain operating performance criteria have been met.

COMMITMENTS AND CONTINGENCIES

Legal Proceedings

On April 23, 2013, Anthony Rosian, individually and on behalf of all other persons similarly situated, filed a class action complaint in the United States District Court, Southern District of New York, against the Company and certain of its officers, two of whom also serve as directors.  On April 24, 2013, Horace Carvalho, individually and on behalf of all other persons similarly situated, filed a similar class action complaint in the United States District Court, Southern District of Texas, against the Company and certain of its officers, two of whom also serve as directors.  Several substantially similar putative class actions have been filed in the Southern District of New York and in the Southern District of Texas. All such cases are collectively referred to as the Securities Cases. The complaints in the Securities Cases allege that the Company made certain false or misleading statements in its filings with the SEC, including statements related to the Company's internal and financial controls, the calculation of non-cash share-based compensation expense, the late filing of the Company's 2012 Form 10-K,  the dismissal of Magnum Hunter's previous independent registered accounting firm, and other matters identified in the Company's April 16, 2013 Form 8-K, as amended.  The complaints demand that the defendants pay unspecified damages to the class action plaintiffs, including damages allegedly caused by the decline in the Company's stock price between February 22, 2013 and April 22, 2013.  The Company and the individual defendants intend to vigorously defend the Securities Cases.  It is possible that additional putative class action suits could be filed over these events.

In addition, on May 10, 2013, Steven Handshu filed a shareholder derivative suit in the 151st Judicial District Court of Harris County, Texas on behalf of the Company against the Company's directors and senior officers. On June 6, 2013, Zachariah Hanft filed another shareholder derivative suit in the Southern District of New York on behalf of the Company against the Company's directors and senior officers. These suits are collectively referred to as the Derivative Cases.  The Derivative Cases assert that the individual defendants unjustly enriched themselves and breached their fiduciary duties to the Company by publishing allegedly false and misleading statements to the Company's investors regarding the Company's business and financial position and results, and allegedly failing to maintain adequate internal controls.   The complaints demand that the defendants pay unspecified damages to the Company, including damages allegedly sustained by the Company as a result of the alleged breaches of fiduciary duties by the defendants, as well as disgorgement of profits and benefits obtained by the defendants, and reasonable attorneys', accountants' and experts' fees and costs to the plaintiff.  The Derivative Cases are in their preliminary stages.  It is possible that additional shareholder derivative suits could be filed over these events.

The Company also received a letter from the SEC in April 2013 stating that the SEC's Division of Enforcement was conducting an inquiry regarding the Company's internal controls, change in outside auditors and public statements to investors and asking the Company to preserve documents relating to these matters.  The Company has been complying with this request.

Any potential liability from these claims cannot currently be estimated, and no provision has been accrued for them in our financial statements.

Payable on Sale of Partnership

On September 26, 2008, the Company sold its 5.33% limited partner interest in Hall-Houston Exploration II, L.P. pursuant to a Partnership Interest Purchase Agreement dated September 26, 2008, as amended on September 29, 2008. The interest was purchased by a non-affiliated partnership for a cash consideration of $8.0 million and the purchaser’s assumption of the first $1.4 million of capital calls subsequent to September 26, 2008.  The Company agreed to reimburse the purchaser for up to $754,255 of capital calls in excess of the first $1.4 million. The Company’s net gain on the sale of the asset is subject to future upward adjustment to the extent that some or all of the $754,255 is not called.  The liability as of December 31, 2012 and 2011 was $640,695.

Operational Contingencies

The exploration, development and production of oil and gas assets, the operations of oil and natural gas gathering systems, and the performance of oil field services are subject to various federal, state, local and foreign laws and regulations designed to protect the environment. Compliance with these regulations is part of our day-to-day operating procedures. Infrequently, accidental discharge of such materials as oil, natural gas or drilling fluids can occur and such accidents can require material expenditures to correct. We maintain various levels and types of insurance which we believe to be appropriate to limit our financial exposure. We are unaware of any material capital expenditures required for environmental control during this fiscal year.

Leases and Drilling Contract

As of December 31, 2012, office space rentals with terms of 12 months or greater include office spaces in Houston, Texas, that total approximately 16,900 square feet at a monthly cost of $25,000, Triad Hunter lease commitments with monthly payments of approximately $13,000, and Williston Hunter subsidiaries office spaces in Calgary, Alberta and Denver, Colorado that have combined monthly payments of $32,000.

On June 24, 2011, the Company entered into a 40-month drilling contract, for a term from July 1, 2011 through October 31, 2014. Our remaining maximum liability under the drilling contract, which would apply if we terminated the contract before the end of its term, was approximately $10.7 million as of December 31, 2012.

Future minimum lease commitments under noncancellable operating leases including operating leases and drilling contracts at December 31, 2012, are follows (in thousands):

2013	$6,605
2014	$5,232
2015	$169
2016	$58
2017	$1
Thereafter	$—

Drilling Rig Purchase

On November 15, 2012, the Company entered into an agreement to purchase a drilling rig. The remaining commitment under this agreement was $4.7 million as of December 31, 2012 of which $1.1 million remains due in equal installments over twelve months beginning in June 2013.

Employment Agreements

At December 31, 2012, we had an employment agreement with a senior officer with a maximum commitment, if the employee were terminated without cause, of approximately $200,000. As of May 1, 2013, this person was no longer employed by the Company.

Gas Gathering and Processing Agreements

On December 14, 2011, the Company entered into a 120 -month gas transportation contract. The contract became effective on August 1, 2012. Our remaining liability under the contract was approximately $24.5 million as of December 31, 2012. On June 27, 2012, Eureka Hunter Pipeline entered into 36-month gas compression contract. The contract became effective on October 1, 2012. Our remaining liability under the contract was $3.9 million as of December 31, 2012. With the Virco Acquisition, Triad Hunter assumed a 120-month gas transportation contract. Our remaining liability under the contract was $3.9 million as of December 31, 2012.

Future minimum gathering, processing, and transportation commitments at December 31, 2012, are as follows (in thousands):

2013	$4,171
2014	$4,225
2015	$4,225
2016	$3,017
2017	$2,947
Thereafter	$13,669

Derivative Obligations

Derivative obligations represent net liabilities determined in accordance with master netting arrangements for commodity derivatives that were valued as of December 31, 2012. The ultimate settlement amounts of the Company’s derivative obligations are unknown because they are subject to continuing market risk.

Eureka Hunter Holdings Operating Agreement
Pursuant to the terms of the Eureka Hunter Holdings operating agreement, the number and composition of the board of directors of Eureka Hunter Holdings may change over time based on Ridgeline’s percentage ownership interest in Eureka Hunter Holdings (after taking into account any additional purchases of preferred units) or the failure of Eureka Hunter Holdings to satisfy certain performance goals by the third anniversary of the closing of the initial Ridgeline investment (or as of any anniversary after such date) or under certain other circumstances. The board of directors of Eureka Hunter Holdings is currently composed of a majority of members appointed by Magnum Hunter. Subject to the rights described above, the board of directors of Eureka Hunter Holdings may in the future be composed of an equal number of directors appointed by Magnum Hunter and Ridgeline or, in certain cases, of a majority of directors appointed by Ridgeline.
If a change of control of Magnum Hunter occurs at any time prior to a qualified public offering (as defined in the Eureka Hunter Holdings operating agreement) of Eureka Hunter Holdings, Ridgeline will have the right under the terms of the operating agreement to purchase sufficient additional preferred units in Eureka Hunter Holdings so that it holds up to 51.0% of the equity ownership of Eureka Hunter Holdings.

SEGMENT REPORTING	6 Months Ended
Jun. 30, 2013
Segment Reporting [Abstract]
SEGMENT REPORTING
SEGMENT REPORTING

United States ("U.S.") Upstream, Canadian Upstream, Midstream and Oilfield Services represent the operating segments of the Company.  The factors used to identify these reportable segments are based on the nature of the operations, nationality, operating strategies and management expertise involved in each.  The Upstream segments are organized and operate to explore for and produce crude oil and natural gas within the geographic boundaries of the U.S. and Canada.  The Midstream segment operates a network of pipelines and compression stations that gather natural gas and NGLs for transportation to market. The Oilfield Services segment provides drilling services to other oil and gas exploration and production companies. Midstream and Oilfield Services customers are our subsidiaries and other third-party oil and gas companies.

The following tables set forth operating activities by segment for the three and six months ended June 30, 2013 and 2012, respectively.

	As of and for the Three Months Ended June 30, 2013
	(in thousands)
	U.S. Upstream	Canadian Upstream	Midstream and Marketing	Oilfield Services	Corporate Unallocated	Inter-segment Eliminations	Total
Revenues
Oil and gas sales	$57,923	$8,534	$—	$—	$—	$—	$66,457
Gas transportation, gathering, processing, and marketing	439	—	16,151	—	—	(2,177)	14,413
Oilfield services	—	—	—	3,693	—	(81)	3,612
Gain (loss) on sale of assets and other revenue	(439)	—	—	(3)	—	—	(442)
Total revenue	57,923	8,534	16,151	3,690	—	(2,258)	84,040
Expenses
Lease operating expenses	20,882	1,904	—	—	—	(2,177)	20,609
Severance taxes and marketing	4,446	406	—	—	—	—	4,852
Exploration and abandonments	3,546	1,611	—	—	—	—	5,157
Impairment of proved oil & gas properties	15,920	114	—	—	—	—	16,034
Gas transportation, gathering, processing, and marketing	—	—	13,414	—	—	—	13,414
Oilfield services	—	—	—	4,147	—	(81)	4,066
Depletion, depreciation, amortization and accretion	27,590	6,593	3,282	521	—	—	37,986
General and administrative	4,783	1,173	2,053	107	11,485	—	19,601
Total expenses	77,167	11,801	18,749	4,775	11,485	(2,258)	121,719
Interest income	80	776	—	—	1,550	(2,312)	94
Interest expense	(2,213)	(825)	(1,199)	(142)	(16,775)	2,312	(18,842)
Gain (loss) on derivative contracts,(net)	(167)	—	(5,169)	—	11,736	—	6,400
Other income (expense)	1,592	—	(226)	—	100	—	1,466
Total other income (expense)	(708)	(49)	(6,594)	(142)	(3,389)	—	(10,882)
Loss from continuing operations before income tax	(19,952)	(3,316)	(9,192)	(1,227)	(14,874)	—	(48,561)
Income tax benefit	913	708	—	—	41,945	—	43,566
Net loss from continuing operations	(19,039)	(2,608)	(9,192)	(1,227)	27,071	—	(4,995)
Income from discontinued operations, net of tax	6,050	—	—	—	(8,453)	—	(2,403)
Gain on sale of discontinued operations, net of tax	172,452	—	—	—	—	—	172,452
Net income (loss)	$159,463	$(2,608)	$(9,192)	$(1,227)	$18,618	$—	$165,054

Total segment assets	$1,413,296	$248,908	$248,964	$34,287	$98,469	$(8,004)	$2,035,920

	As of and for the Three Months Ended June 30, 2012
	(in thousands)
	U.S. Upstream	Canadian Upstream	Midstream and Marketing	Oilfield Services	Corporate Unallocated	Inter-segment Eliminations	Total
Revenues
Oil and gas sales	$29,712	$7,473	$—	$—	$—	$—	$37,185
Gas transportation, gathering, processing, and marketing	—	—	4,199	—	—	—	4,199
Oilfield services	—	—	—	1,392	—	(435)	957
Gain on sale of assets and other revenue	102	1	14	—	—	—	117
Total revenue	29,814	7,474	4,213	1,392	—	(435)	42,458
Expenses
Lease operating expenses	10,581	901	—	—	—	(782)	10,700
Severance taxes and marketing	2,180	560	—	—	—	—	2,740
Exploration and abandonments	5,831	3,578	—	—	—	—	9,409
Gas transportation, gathering and processing	—	—	1,971	—	—	—	1,971
Oilfield services	—	—	—	1,219	—	348	1,567
Depletion, depreciation, amortization and accretion	16,431	4,799	1,190	249	—	—	22,669
General and administrative	3,249	1,621	795	57	11,074	—	16,796
Total expenses	38,272	11,459	3,956	1,525	11,074	(434)	65,852
Interest income	30	767	—	—	28	(763)	62
Interest expense	(893)	—	(1,725)	(75)	(17,502)	763	(19,432)
Gain (loss) on derivative contracts, (net)	105	—	(1,350)	—	19,349	—	18,104
Other income (expense)	933	—	(2)	—	—	—	931
Total other income (expense)	175	767	(3,077)	(75)	1,875	—	(335)
Loss from continuing operations before income tax	(8,283)	(3,218)	(2,820)	(208)	(9,199)	(1)	(23,729)
Income tax benefit	6,063	795	—	—	—	—	6,858
Net loss from continuing operations	(2,220)	(2,423)	(2,820)	(208)	(9,199)	(1)	(16,871)
Income (loss) from discontinued operations, net of tax	2,416	—	—	—	—	—	2,416
Loss on sale of discontinued operations, net of tax	—	—	—	—	—	—	—
Net loss	$196	$(2,423)	$(2,820)	$(208)	$(9,199)	$(1)	$(14,455)

Total segment assets	$1,306,811	$243,965	$183,175	$12,493	$59,639	$(469)	$1,805,614

	As of and for the Six Months Ended June 30, 2013
	(in thousands)
	U.S. Upstream	Canadian Upstream	Midstream and Marketing	Oilfield Services	Corporate Unallocated	Inter-segment Eliminations	Total
Oil and gas sales	$97,711	$21,311	$—	$—	$—	$—	$119,022
Gas transportation, gathering, processing, and marketing	439	—	33,453	—	—	(3,583)	30,309
Oilfield services	—	—	—	7,424	—	(119)	7,305
Gain (loss) on sale of assets and other revenue	(416)	—	—	(3)	—	—	(419)
Total revenue	97,734	21,311	33,453	7,421	—	(3,702)	156,217
Lease operating expenses	32,724	3,637	—	—	—	(3,621)	32,740
Severance taxes and marketing	7,429	616	—	—	—	—	8,045
Exploration and abandonments	33,279	1,661	—	—	—	—	34,940
Impairment of proved oil & gas properties	15,920	114	—	—	—	—	16,034
Gas transportation, gathering, processing, and marketing	—	—	26,845	—	—	—	26,845
Oilfield services	—	—	—	7,482	—	(81)	7,401
Depletion, depreciation, amortization and accretion	44,186	16,026	5,969	859	—	—	67,040
General and administrative	8,526	2,143	3,290	471	27,477	—	41,907
Total expenses	142,064	24,197	36,104	8,812	27,477	(3,702)	234,952
Interest income	181	1,540	—	—	2,804	(4,320)	205
Interest expense	(4,167)	(1,498)	(2,038)	(231)	(33,979)	4,320	(37,593)
Gain (loss) on derivative contracts, (net)	(211)	—	(5,440)	—	4,560	—	(1,091)
Other income (expense)	2,599	—	(211)	—	100	—	2,488
Total other income (expense)	(1,598)	42	(7,689)	(231)	(26,515)	—	(35,991)
Loss from continuing operations before income tax	(45,928)	(2,844)	(10,340)	(1,622)	(53,992)	—	(114,726)
Income tax benefit	5,767	708	—	—	41,945	—	48,420
Net loss from continuing operations	(40,161)	(2,136)	(10,340)	(1,622)	(12,047)	—	(66,306)
Income from discontinued operations, net of tax	22,661	—	—	—	(8,453)	—	14,208
Gain on sale of discontinued operations, net of tax	172,452	—	—	—	—	—	172,452
Net income (loss)	$154,952	$(2,136)	$(10,340)	$(1,622)	$(20,500)	$—	$120,354
							—
Total segment assets	$1,413,296	$248,908	$248,964	$34,287	$98,469	$(8,004)	$2,035,920

	As of and for the Six Months Ended June 30, 2012
	(in thousands)
	U.S. Upstream	Canadian Upstream	Midstream and Marketing	Oilfield Services	Corporate Unallocated	Inter-segment Eliminations	Total
Oil and gas sales	$58,441	$16,526	$—	$—	$—	$—	$74,967
Gas transportation, gathering, processing, and marketing	—	—	5,360	—	—	—	5,360
Oilfield services	—	—	—	6,260	—	(1,646)	4,614
Gain (loss) on sale of assets and other revenue	104	1	17	(276)	—	—	(154)
Total revenue	58,545	16,527	5,377	5,984	—	(1,646)	84,787
Lease operating expenses	20,954	2,231	—	—	—	(1,645)	21,540
Severance taxes and marketing	4,361	1,198	—	—	—	—	5,559
Exploration and abandonments	14,845	3,580	—	—	—	—	18,425
Gas transportation, gathering, processing, and marketing	—	—	2,091	—	—	—	2,091
Oilfield services	—	—	—	3,567	—	—	3,567
Depletion, depreciation, amortization and accretion	30,598	9,618	1,658	448	—	—	42,322
General and administrative	6,215	2,313	1,107	106	21,898	—	31,639
Total expenses	76,973	18,940	4,856	4,121	21,898	(1,645)	125,143
Interest income	31	1,536	—	—	55	(1,526)	96
Interest expense	(1,681)	(1)	(3,007)	(158)	(21,495)	1,526	(24,816)
Gain (loss) on derivative contracts, (net)	105	—	(1,350)	—	20,452	—	19,207
Other income (expense)	1,967	—	(2)	—	—	—	1,965
Total other income (expense)	422	1,535	(4,359)	(158)	(988)	—	(3,548)
Income (loss) from continuing operations before income tax	(18,006)	(878)	(3,838)	1,705	(22,886)	(1)	(43,904)
Income tax benefit	8,937	213	—	—	—	—	9,150
Net income (loss) from continuing operations	(9,069)	(665)	(3,838)	1,705	(22,886)	(1)	(34,754)
Income from discontinued operations	7,163	—	—	354	—	—	7,517
Gain on sale of discontinued operations	—	—	—	2,224	—	—	2,224
Net income (loss)	$(1,906)	$(665)	$(3,838)	$4,283	$(22,886)	$(1)	$(25,013)

Total segment assets	$1,306,811	$243,965	$183,175	$12,493	$59,639	$(469)	$1,805,614

CONDENSED CONSOLIDATING GUARANTOR FINANCIAL STATEMENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Guarantees [Abstract]
CONDENSED CONSOLIDATING GUARANTOR FINANCIAL STATEMENTS
CONDENSED CONSOLIDATING GUARANTOR FINANCIAL STATEMENTS

During the third quarter of 2013, but subsequent to the issuance of the Company's financial statements as of June 30, 2013 as filed on Form 10-Q, the Company revised its condensed consolidating balance sheets as of June 30, 2013 and December 31, 2012 and statements of operations for the three and six months ended June 30, 2013 to reflect Shale Hunter as a guarantor and Eagle Ford Hunter as a non guarantor under both the currently effective universal shelf registration statement of the Company on Form S-3 and our senior notes.  The impact of this revision to the Guarantor Subsidiaries and Non Guarantor Subsidiaries columns of the balance sheet is an increase and decrease, respectively, in total assets of $40.5 million at June 30, 2013 and decrease and increase, respectively, of $264.1 million at December 31, 2012. The impact of this revision to the Guarantor Subsidiaries and Non Guarantor Subsidiaries columns of the statements of operations was a decrease and an increase, respectively, in loss attributable to common shareholders of $769,000 for the six months ended June 30, 2013.

Effective Universal Shelf Registration Statement

Certain of the Company's wholly-owned subsidiaries, Eagle Ford Hunter (up to April 24, 2013, when it was sold to Penn Virginia), Triad Hunter, NGAS Hunter, LLC, Magnum Hunter Production, Inc., Williston Hunter, Inc., Williston Hunter ND, LLC and Bakken Hunter, LLC (collectively, “Guarantor Subsidiaries”), have fully and unconditionally guaranteed, on a joint and several basis, the obligations of the Company under any debt securities that the Company may issue from time to time pursuant to a currently effective universal shelf registration statement of the Company on Form S-3, which issuances of debt securities cannot be made until the Company again becomes eligible to use the Form S-3 registration statement.

These condensed consolidating guarantor financial statements have been revised to reflect Eagle Ford Hunter as a non-guarantor as the subsidiary was no longer a guarantor upon the closing of the sale on April 24,2013.

Condensed consolidating financial information for Magnum Hunter, the Guarantor Subsidiaries and the other subsidiaries of the Company (the “Non Guarantor Subsidiaries”) as of June 30, 2013 and December 31, 2012, and for the three and six months ended June 30, 2013 and 2012, are as follows:

Magnum Hunter Resources Corporation and Subsidiaries Condensed Consolidating Balance Sheets
(in thousands)

	As of June 30, 2013
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
ASSETS
Current assets	$70,615	$65,479	$45,810	$(8,004)	$173,900
Intercompany accounts receivable	756,306	—	—	(756,306)	—
Property and equipment (using successful efforts method of accounting)	7,476	1,213,016	577,248	—	1,797,740
Investment in subsidiaries	681,755	102,097	92,967	(876,819)	—
Other assets	20,378	1,846	42,056	—	64,280
Total Assets	$1,536,530	$1,382,438	$758,081	$(1,641,129)	$2,035,920

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities	$28,161	$120,970	$33,930	$(8,043)	$175,018
Intercompany accounts payable	—	725,035	31,235	(756,270)	—
Long-term liabilities	602,089	78,608	143,404	—	824,101
Redeemable preferred stock	100,000	—	121,271	—	221,271
Shareholders’ equity	806,280	457,825	428,241	(876,816)	815,530
Total Liabilities and Shareholders’ Equity	$1,536,530	$1,382,438	$758,081	$(1,641,129)	$2,035,920

Magnum Hunter Resources Corporation and Subsidiaries Condensed Consolidating Balance Sheets
(in thousands)

	As of December 31, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
ASSETS
Current assets	$63,167	$48,320	$124,041	$(31,209)	$204,319
Intercompany accounts receivable	803,834	—	—	(803,834)	—
Property and equipment (using successful efforts method of accounting)	9,596	1,148,714	766,103	—	1,924,413
Investment in subsidiaries	763,856	101,342	102,354	(967,552)	—
Other assets	20,849	5,341	43,710	—	69,900
Total Assets	$1,661,302	$1,303,717	$1,036,208	$(1,802,595)	$2,198,632

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities	$28,503	$109,536	$135,994	$(30,377)	$243,656
Intercompany accounts payable	—	611,932	191,902	(803,834)	—
Long-term liabilities	831,286	83,192	127,968	—	1,042,446
Redeemable preferred stock	100,000	—	100,878	—	200,878
Shareholders’ equity	701,513	499,057	479,466	(968,384)	711,652
Total Liabilities and Shareholders’ Equity	$1,661,302	$1,303,717	$1,036,208	$(1,802,595)	$2,198,632

Magnum Hunter Resources Corporation and Subsidiaries Condensed Consolidating Statements of Operations
(in thousands)

	Three Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$(960)	$56,476	$30,782	$(2,258)	$84,040
Expenses	15,604	72,750	46,505	(2,258)	132,601
Loss from continuing operations before equity in net income of subsidiary	(16,564)	(16,274)	(15,723)	—	(48,561)
Equity in net income of subsidiary	(29,192)	(113)	(1,582)	30,887	—
Income (loss) from continuing operations before income taxes	(45,756)	(16,387)	(17,305)	30,887	(48,561)
Income tax benefit	41,945	913	708	—	43,566
Income (loss) from continuing operations, net of tax	(3,811)	(15,474)	(16,597)	30,887	(4,995)
Income from discontinued operations, net of tax	(8,453)	—	6,050	—	(2,403)
Gain on sale of discontinued operations, net of tax	172,452	—	—	—	172,452
Net income (loss)	160,188	(15,474)	(10,547)	30,887	165,054
Net loss attributable to non-controlling interest	—	—	—	386	386
Net income (loss) attributable to Magnum Hunter Resources Corporation	160,188	(15,474)	(10,547)	31,273	165,440
Dividends on preferred stock	(8,877)	—	(5,252)	—	(14,129)
Net income (loss) attributable to common shareholders	$151,311	$(15,474)	$(15,799)	$31,273	$151,311
	Three Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$252	$26,742	$15,898	$(434)	$42,458
Expenses	7,168	35,276	24,177	(434)	66,187
Loss from continuing operations before equity in net income of subsidiary	(6,916)	(8,534)	(8,279)	—	(23,729)
Equity in net income of subsidiary	(8,963)	—	(3,607)	12,570	—
Income (loss) from continuing operations before income taxes	(15,879)	(8,534)	(11,886)	12,570	(23,729)
Income tax benefit	—	2,206	4,652	—	6,858
Income (loss) from continuing operations, net of tax	(15,879)	(6,328)	(7,234)	12,570	(16,871)
Income from discontinued operations, net of tax	—	—	2,416	—	2,416
Gain on sale of discontinued operations, net of tax	—	—	—	—	—
Net income (loss)	(15,879)	(6,328)	(4,818)	12,570	(14,455)
Net loss attributable to non-controlling interest	—	—	—	(48)	(48)
Net income (loss) attributable to Magnum Hunter Resources Corporation	(15,879)	(6,328)	(4,818)	12,522	(14,503)
Dividends on preferred stock	(4,937)	—	(3,268)	—	(8,205)
Net income (loss) attributable to common shareholders	$(20,816)	$(6,328)	$(8,086)	$12,522	$(22,708)
Magnum Hunter Resources Corporation and Subsidiaries Condensed Consolidating Statements of Operations
(in thousands)

	Six Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$(1,134)	$93,696	$67,357	$(3,702)	$156,217
Expenses	55,237	133,777	85,631	(3,702)	270,943
Loss from continuing operations before equity in net income of subsidiary	(56,371)	(40,081)	(18,274)	—	(114,726)
Equity in net income of subsidiary	(38,163)	(642)	(9,387)	48,192	—
Income (loss) from continuing operations before income taxes	(94,534)	(40,723)	(27,661)	48,192	(114,726)
Income tax benefit	41,945	5,767	708	—	48,420
Income (loss) from continuing operations, net of tax	(52,589)	(34,956)	(26,953)	48,192	(66,306)
Income from discontinued operations, net of tax	(8,453)	—	22,661	—	14,208
Gain on sale of discontinued operations, net of tax	172,452	—	—	—	172,452
Net income (loss)	111,410	(34,956)	(4,292)	48,192	120,354
Net loss attributable to non-controlling interest	—	—	—	889	889
Net income (loss) attributable to Magnum Hunter Resources Corporation	111,410	(34,956)	(4,292)	49,081	121,243
Dividends on preferred stock	(17,783)	—	(9,834)	—	(27,617)
Net income (loss) attributable to common shareholders	$93,627	$(34,956)	$(14,126)	$49,081	$93,626
	Six Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$461	$52,889	$33,082	$(1,645)	$84,787
Expenses	23,943	70,232	36,161	(1,645)	128,691
Income (loss) from continuing operations before equity in net income of subsidiary	(23,482)	(17,343)	(3,079)	—	(43,904)
Equity in net income of subsidiary	(5,028)	—	(5,882)	10,910	—
Income (loss) from continuing operations before income taxes	(28,510)	(17,343)	(8,961)	10,910	(43,904)
Income tax benefit (expense)	—	5,080	4,070	—	9,150
Income (loss) from continuing operations, net of tax	(28,510)	(12,263)	(4,891)	10,910	(34,754)
Income from discontinued operations, net of tax	—	—	7,517	—	7,517
Gain on sale of discontinued operations, net of tax	—	2,224	—	—	2,224
Net income (loss)	(28,510)	(10,039)	2,626	10,910	(25,013)
Net loss attributable to non-controlling interest	—	—	—	(22)	(22)
Net income (loss) attributable to Magnum Hunter Resources Corporation	(28,510)	(10,039)	2,626	10,888	(25,035)
Dividends on preferred stock	(9,384)	—	(3,476)	—	(12,860)
Net income (loss) attributable to common shareholders	$(37,894)	$(10,039)	$(850)	$10,888	$(37,895)

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Comprehensive Income (Loss)
(in thousands)

	Three Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$160,188	$(15,474)	$(10,547)	$30,887	$165,054
Foreign currency translation loss	—	—	(7,070)	—	(7,070)
Unrealized gain (loss) on available for sale securities	4,700	(234)	—	—	4,466
Comprehensive income (loss)	164,888	(15,708)	(17,617)	30,887	162,450
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	386	386
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$164,888	$(15,708)	$(17,617)	$31,273	162,836

	Three Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(15,879)	$(6,328)	$(4,818)	$12,570	$(14,455)
Foreign currency translation loss	—	—	(4,119)	—	(4,119)
Unrealized gain (loss) on available for sale securities	—	(188)	—	—	(188)
Comprehensive income (loss)	(15,879)	(6,516)	(8,937)	12,570	(18,762)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	(48)	(48)
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(15,879)	(6,516)	(8,937)	12,522	$(18,810)

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Comprehensive Income (Loss)
(in thousands)

	Six Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$111,410	$(34,956)	$(4,292)	$48,192	$120,354
Foreign currency translation loss	—	—	(11,799)	—	(11,799)
Unrealized gain (loss) on available for sale securities	4,700	(251)	—	—	4,449
Comprehensive income (loss)	116,110	(35,207)	(16,091)	48,192	113,004
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	889	889
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$116,110	$(35,207)	$(16,091)	$49,081	$113,893

	Six Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(28,510)	$(10,039)	$2,626	$10,910	$(25,013)
Foreign currency translation loss	—	—	(617)	—	(617)
Unrealized gain (loss) on available for sale securities	—	(265)	—	—	(265)
Comprehensive income (loss)	(28,510)	(10,304)	2,009	10,910	(25,895)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	(22)	(22)
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(28,510)	$(10,304)	$2,009	$10,888	$(25,917)

Magnum Hunter Resources Corporation and Subsidiaries Condensed Consolidating Statements of Cash Flows
(in thousands)

	Six Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(156,721)	$135,532	$95,057	$—	$73,868
Cash flow from investing activities	371,970	(137,404)	(130,368)	—	104,198
Cash flow from financing activities	(224,493)	(40)	21,943	—	(202,590)

Effect of exchange rate changes on cash	—	—	(357)	—	(357)
Net increase (decrease) in cash	(9,244)	(1,912)	(13,725)	—	(24,881)
Cash at beginning of period	26,872	(4,462)	35,213	—	57,623

Cash at end of period	$17,628	$(6,374)	$21,488	$—	$32,742

	Six Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(478,862)	$469,230	$58,797	$—	$49,165
Cash flow from investing activities	(361)	(465,767)	(192,592)	—	(658,720)
Cash flow from financing activities	475,668	(1,864)	145,695	—	619,499

Effect of exchange rate changes on cash	—	—	(33)	—	(33)
Net increase (decrease) in cash	(3,555)	1,599	11,867	—	9,911
Cash at beginning of period	18,758	(445)	(3,462)	—	14,851

Cash at end of period	$15,203	$1,154	$8,405	$—	$24,762

Senior Notes

Certain of the Company’s subsidiaries, including Alpha Hunter Drilling, LLC, Bakken Hunter, LLC, Eagle Ford Hunter (up to April 24, 2013, when it was sold to Penn Virginia), Hunter Aviation, LLC, Hunter Real Estate, LLC, Magnum Hunter Marketing, LLC, Magnum Hunter Production, Inc., Magnum Hunter Resources, GP, LLC, Magnum Hunter Resources, LP, NGAS Gathering, LLC, NGAS Hunter, LLC, PRC Williston, LLC, Triad Hunter, Williston Hunter, Inc., Williston Hunter ND, LLC, and Virco, (collectively, "Guarantor Subsidiaries"), have guaranteed, on a joint and several, and senior unsecured, basis, the obligations of the Company under all the Senior Notes issued under the indenture entered into by the Company on May 16, 2012, as supplemented.

Condensed consolidating financial information for Magnum Hunter Resources Corporation, the Guarantor Subsidiaries and the other subsidiaries of the Company (the “Non Guarantor Subsidiaries”) as of June 30, 2013 and December 31, 2012, and for the three and six months ended June 30, 2013 and 2012, are as follows:

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Balance Sheets
(in thousands)

	As of June 30, 2013
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
ASSETS
Current assets	$70,615	$1,200	$78,806	$31,283	$(8,004)	$173,900
Intercompany accounts receivable	756,306	—	—	—	(756,306)	—
Property and equipment (using successful efforts method of accounting)	7,476	16,569	1,354,529	419,166	—	1,797,740
Investment in subsidiaries	681,755	—	102,097	92,967	(876,819)	—
Other assets	20,378	—	1,906	41,996	—	64,280
Total Assets	$1,536,530	$17,769	$1,537,338	$585,412	$(1,641,129)	$2,035,920

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities	$28,161	$2,814	$133,067	$19,019	$(8,043)	$175,018
Intercompany accounts payable	—	59,872	630,633	65,765	(756,270)	—
Long-term liabilities	602,089	1,338	96,743	123,931	—	824,101
Redeemable preferred stock	100,000	—	—	121,271	—	221,271
Shareholders' equity (deficit)	806,280	(46,255)	676,895	255,426	(876,816)	815,530
Total Liabilities and Shareholders' Equity	$1,536,530	$17,769	$1,537,338	$585,412	$(1,641,129)	$2,035,920

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Balance Sheets
(in thousands)

	As of December 31, 2012
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
ASSETS
Current assets	$63,167	$703	$60,552	$111,126	$(31,229)	$204,319
Intercompany accounts receivable	803,834	—	—	—	(803,834)	—
Property and equipment (using successful efforts method of accounting)	9,596	18,257	1,276,467	620,093	—	1,924,413
Investment in subsidiaries	763,856	—	101,341	102,354	(967,551)	—
Other assets	20,849	—	5,451	43,600	—	69,900
Total Assets	$1,661,302	$18,960	$1,443,811	$877,173	$(1,802,614)	$2,198,632

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities	$28,503	$2,291	$117,511	$125,727	$(30,376)	$243,656
Intercompany accounts payable	—	58,966	508,254	236,636	(803,856)	—
Long-term liabilities	831,286	1,274	97,271	112,615	—	1,042,446
Redeemable preferred stock	100,000	—	—	100,878	—	200,878
Shareholders' equity (deficit)	701,513	(43,571)	720,775	301,317	(968,382)	711,652
Total Liabilities and Shareholders' Equity	$1,661,302	$18,960	$1,443,811	$877,173	$(1,802,614)	$2,198,632

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Operations
(in thousands)

	Three Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$(960)	$1,687	$70,634	$14,937	$(2,258)	$84,040
Expenses	15,604	4,028	89,439	25,788	(2,258)	132,601
Loss from continuing operations before equity in net income of subsidiaries	(16,564)	(2,341)	(18,805)	(10,851)	—	(48,561)
Equity in net income of subsidiaries	(29,192)	—	(113)	(1,582)	30,887	—
Loss from continuing operations before income tax	(45,756)	(2,341)	(18,918)	(12,433)	30,887	(48,561)
Income tax benefit	41,945	—	913	708	—	43,566
Loss from continuing operations	(3,811)	(2,341)	(18,005)	(11,725)	30,887	(4,995)
Income from discontinued operations, net of tax	(8,453)	—	—	6,050	—	(2,403)
Gain on sale of discontinued operations, net of tax	172,452	—	—	—	—	172,452
Net income (loss)	160,188	(2,341)	(18,005)	(5,675)	30,887	165,054
Net loss attributable to non-controlling interest	—	—	—	—	386	386
Net loss attributable to Magnum Hunter Resources Corporation	160,188	(2,341)	(18,005)	(5,675)	31,273	165,440
Dividends on preferred stock	(8,877)	—	—	(5,252)	—	(14,129)
Net income (loss) attributable to common shareholders	$151,311	$(2,341)	$(18,005)	$(10,927)	$31,273	$151,311
	Three Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$252	$2,102	$28,865	$11,673	$(434)	$42,458
Expenses	7,168	1,723	37,613	20,117	(434)	66,187
Income (loss) from continuing operations before equity in net income of subsidiaries	(6,916)	379	(8,748)	(8,444)	—	(23,729)
Equity in net income of subsidiaries	(8,963)	—	—	(3,607)	12,570	—
Income (loss) from continuing operations before income tax	(15,879)	379	(8,748)	(12,051)	12,570	(23,729)
Income tax benefit	—	—	2,206	4,652	—	6,858
Income (loss) from continuing operations	(15,879)	379	(6,542)	(7,399)	12,570	(16,871)
Income from discontinued operations, net of tax	—	—	—	2,416	—	2,416
Gain on sale of discontinued operations, net of tax	—	—	—	—	—	—
Net income (loss)	(15,879)	379	(6,542)	(4,983)	12,570	(14,455)
Net loss attributable to non-controlling interest	—	—	—	—	(48)	(48)
Net income (loss) attributable to Magnum Hunter Resources Corporation	(15,879)	379	(6,542)	(4,983)	12,522	(14,503)
Dividends on preferred stock	(4,937)	—	—	(3,268)	—	(8,205)
Net income (loss) attributable to common shareholders	$(20,816)	$379	$(6,542)	$(8,251)	$12,522	$(22,708)
Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Operations
(in thousands)

	Six Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$(1,134)	$3,295	$123,162	$34,596	$(3,702)	$156,217
Expenses	55,237	5,981	166,453	46,974	(3,702)	270,943
Loss from continuing operations before equity in net income of subsidiaries	(56,371)	(2,686)	(43,291)	(12,378)	—	(114,726)
Equity in net income of subsidiaries	(38,163)	—	(642)	(9,387)	48,192	—
Loss from continuing operations before income tax	(94,534)	(2,686)	(43,933)	(21,765)	48,192	(114,726)
Income tax benefit	41,945	—	5,767	708	—	48,420
Loss from continuing operations	(52,589)	(2,686)	(38,166)	(21,057)	48,192	(66,306)
Income from discontinued operations, net of tax	(8,453)	—	—	22,661	—	14,208
Gain on sale of discontinued operations, net of tax	172,452	—	—	—	—	172,452
Net income (loss)	111,410	(2,686)	(38,166)	1,604	48,192	120,354
Net income attributable to non-controlling interest	—		—	—	889	889
Net loss attributable to Magnum Hunter Resources Corporation	111,410	(2,686)	(38,166)	1,604	49,081	121,243
Dividends on preferred stock	(17,783)	—	—	(9,834)	—	(27,617)
Net income (loss) attributable to common shareholders	$93,627	$(2,686)	$(38,166)	$(8,230)	$49,081	$93,626
	Six Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$461	$4,189	$59,606	$22,176	$(1,645)	$84,787
Expenses	23,943	4,015	75,251	27,127	(1,645)	128,691
Income (loss) from continuing operations before equity in net income of subsidiaries	(23,482)	174	(15,645)	(4,951)	—	(43,904)
Equity in net income of subsidiaries	(5,028)	—	—	(5,882)	10,910	—
Income (loss) from continuing operations before income tax	(28,510)	174	(15,645)	(10,833)	10,910	(43,904)
Income tax benefit	—	—	5,080	4,070	—	9,150
Income (loss) from continuing operations	(28,510)	174	(10,565)	(6,763)	10,910	(34,754)
Income from discontinued operations, net of tax	—	—	—	7,517	—	7,517
Gain on sale of discontinued operations, net of tax	—	—	2,224	—	—	2,224
Net income (loss)	(28,510)	174	(8,341)	754	10,910	(25,013)
Net loss attributable to non-controlling interest	—	—	—	—	(22)	(22)
Net income (loss) attributable to Magnum Hunter Resources Corporation	(28,510)	174	(8,341)	754	10,888	(25,035)
Dividends on preferred stock	(9,384)	—	—	(3,476)	—	(12,860)
Net income (loss) attributable to common shareholders	$(37,894)	$174	$(8,341)	$(2,722)	$10,888	$(37,895)

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Comprehensive Income (Loss)
(in thousands)

	Three Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$160,188	$(2,341)	$(18,005)	$(5,675)	$30,887	165,054
Foreign currency translation loss	—	—	—	(7,070)	—	(7,070)
Unrealized gain (loss) on available for sale securities	4,700	—	(234)	—	—	4,466
Comprehensive income (loss)	164,888	(2,341)	(18,239)	(12,745)	30,887	162,450
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	—	386	386
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$164,888	$(2,341)	$(18,239)	$(12,745)	$31,273	162,836

	Three Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(15,879)	$379	$(6,542)	$(4,983)	$12,570	(14,455)
Foreign currency translation loss	—	—	—	(4,119)	—	(4,119)
Unrealized gain (loss) on available for sale securities	—	—	(188)	—	—	(188)
Comprehensive income (loss)	(15,879)	379	(6,730)	(9,102)	12,570	(18,762)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	—	(48)	(48)
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(15,879)	379	(6,730)	(9,102)	12,522	(18,810)

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Comprehensive Income (Loss)
(in thousands)

	Six Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$111,410	$(2,686)	$(38,166)	$1,604	$48,192	$120,354
Foreign currency translation loss	—	—	—	(11,799)	—	(11,799)
Unrealized gain (loss) on available for sale securities	4,700	—	(251)	—	—	4,449
Comprehensive income (loss)	116,110	(2,686)	(38,417)	(10,195)	48,192	113,004
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	—	889	889
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$116,110	$(2,686)	$(38,417)	$(10,195)	$49,081	$113,893

	Six Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(28,510)	$174	$(8,341)	$754	$10,910	$(25,013)
Foreign currency translation loss	—	—	—	(617)	—	(617)
Unrealized gain (loss) on available for sale securities	—	—	(265)	—	—	(265)
Comprehensive income (loss)	(28,510)	174	(8,606)	137	10,910	(25,895)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	—	(22)	(22)
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(28,510)	$174	$(8,606)	$137	$10,888	$(25,917)
Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Cash Flows
(in thousands)

	Six Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(156,721)	$(134)	$146,932	$83,791	$—	$73,868
Cash flow from investing activities	371,970	184	(152,127)	(115,829)	—	104,198
Cash flow from financing activities	(224,493)	—	4,051	17,852	—	(202,590)

Effect of exchange rate changes on cash	—	—	—	(357)	—	(357)
Net increase (decrease) in cash	(9,244)	50	(1,144)	(14,543)	—	(24,881)
Cash at beginning of period	26,872	—	(4,187)	34,938	—	57,623

Cash at end of period	$17,628	$50	$(5,331)	$20,395	$—	$32,742

	Six Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(478,862)	$48	$470,683	$57,296	$—	$49,165
Cash flow from investing activities	(361)	(48)	(467,835)	(190,476)	—	(658,720)
Cash flow from financing activities	475,668	—	(1,628)	145,459	—	619,499

Effect of exchange rate changes on cash	—	—	—	(33)	—	(33)
Net increase (decrease) in cash	(3,555)	—	1,220	12,246	—	9,911
Cash at beginning of period	18,758	—	(546)	(3,361)	—	14,851

Cash at end of period	$15,203	$—	$674	$8,885	$—	$24,762

CONDENSED CONSOLIDATING GUARANTOR FINANCIAL STATEMENTS

Debt Securities Under Universal Shelf Registration Statement

Certain of the Company’s wholly-owned subsidiaries, Eagle Ford Hunter, Inc., Triad Hunter, LLC, NGAS Hunter, LLC, Magnum Hunter Production, Inc., Williston Hunter, Inc., Williston Hunter ND, LLC, and Bakken Hunter, LLC (collectively, “Guarantor Subsidiaries”), have fully and unconditionally guaranteed the obligations of the Company under any debt securities that it may issue under a universal shelf registration statement on Form S-3, on a joint and several basis.

These condensed consolidating guarantor financial statements have been revised to reflect Eagle Ford Hunter as a non-guarantor as the subsidiary was no longer a guarantor upon the closing of the sale on April 24,2013. See "Note 7 - Discontinued Operations".

Condensed consolidating financial information for Magnum Hunter Resources Corporation, the Guarantor Subsidiaries and the other subsidiaries of the Company (the “Non Guarantor Subsidiaries”) as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011, and 2010, was as follows:

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Balance Sheets
(in thousands)

	As of December 31, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
ASSETS
Current assets	$63,167	$48,320	$124,041	$(31,209)	$204,319
Intercompany accounts receivable	803,834	—	—	(803,834)	—
Property and equipment (using successful efforts accounting)	9,596	1,148,714	766,103	—	1,924,413
Investment in subsidiaries	763,856	101,342	102,354	(967,552)	—
Other assets	20,849	5,341	43,710	—	69,900
Total Assets	$1,661,302	$1,303,717	$1,036,208	$(1,802,595)	$2,198,632
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities	$28,503	$109,536	$135,994	$(30,377)	$243,656
Intercompany accounts payable	—	611,932	191,902	(803,834)	—
Long-term liabilities	831,286	83,192	127,968	—	1,042,446
Redeemable preferred stock	100,000	—	100,878	—	200,878
Shareholders' equity	701,513	499,057	479,466	(968,384)	711,652
Total Liabilities and Shareholders' Equity	$1,661,302	$1,303,717	$1,036,208	$(1,802,595)	$2,198,632

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Balance Sheets
(in thousands)

	As of December 31, 2011
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
ASSETS
Current assets	$25,401	$19,145	$32,556	$567	$77,669
Intercompany accounts receivable	667,557	—	—	(667,557)	—
Property and equipment (using successful efforts accounting)	13,287	627,544	434,303	—	1,075,134
Investment in subsidiaries (1)	147,491	64,784	126,655	(338,930)	—
Other assets	9,151	440	6,366	—	15,957
Total Assets	$862,887	$711,913	$599,880	$(1,005,920)	$1,168,760
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities	$21,112	$81,927	$64,056	$580	$167,675
Intercompany accounts payable	—	232,534	435,023	(667,557)	—
Long-term liabilities	253,319	93,426	63,688	—	410,433
Redeemable preferred stock	100,000	—	—	—	100,000
Shareholders' equity (1)	488,456	304,026	37,113	(338,943)	490,652
Total Liabilities and Shareholders' Equity	$862,887	$711,913	$599,880	$(1,005,920)	$1,168,760

(1) In the third quarter of 2012, the Company revised its condensed consolidating balance sheet for the year ended December 31, 2011, to correct the presentation of Guarantor and Non-Guarantor shareholders' equity and the corresponding impact to investment in subsidiaries in the Magnum Hunter Resources Corporation column. The impact of this revision to the Guarantor Subsidiaries and Magnum Hunter Resources Corporation is an increase of equity and investment in subsidiaries of approximately $45.3 million and $32.2 million, respectively, for the year ended December 31, 2011. Management concluded the revision was not material to the related financial statements.

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Operations
(in thousands)

	For the Year Ended December 31, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$565	$122,606	$79,334	$(3,645)	$198,860
Expenses	53,883	194,085	141,289	(1,790)	387,467
Loss from continuing operations before equity in net income of subsidiaries	(53,318)	(71,479)	(61,955)	(1,855)	(188,607)
Equity in net income of subsidiaries	(91,254)	458	(23,362)	114,158	—
Loss from continuing operations before income tax	(144,572)	(71,021)	(85,317)	112,303	(188,607)
Income tax benefit	—	14,796	17,400	—	32,196
Loss from continuing operations	(144,572)	(56,225)	(67,917)	112,303	(156,411)
Income from discontinued operations, net of tax	—	(124)	17,405	—	17,281
Gain on sale of discontinued operations, net of tax	—	2,409	—	—	2,409
Net income (loss)	(144,572)	(53,940)	(50,512)	112,303	(136,721)
Net loss attributable to non-controlling interest	—	—	—	4,013	4,013
Net loss attributable to Magnum Hunter Resources Corporation	(144,572)	(53,940)	(50,512)	116,316	(132,708)
Dividends on preferred stock	(22,842)	—	(11,864)	—	(34,706)
Net income (loss) attributable to common shareholders	$(167,414)	$(53,940)	$(62,376)	$116,316	$(167,414)

	For the Year Ended December 31, 2011
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$1,071	$60,780	$35,369	$(3,779)	$93,441
Expenses	68,772	82,105	32,974	(3,779)	180,072
Loss from continuing operations before equity in net income of subsidiaries	(67,701)	(21,325)	2,395	—	(86,631)
Equity in net income of subsidiaries	(8,960)	(2,196)	(939)	12,095	—
Loss from continuing operations before income tax	(76,661)	(23,521)	1,456	12,095	(86,631)
Income tax benefit	—	571	2,416	—	2,987
Loss from continuing operations	(76,661)	(22,950)	3,872	12,095	(83,644)
Income from discontinued operations, net of tax	—	—	7,232	—	7,232
Net income (loss)	(76,661)	(22,950)	11,104	12,095	(76,412)
Net income attributable to non-controlling interest	—	—		(249)	(249)
Net loss attributable to Magnum Hunter Resources Corporation	(76,661)	(22,950)	11,104	11,846	(76,661)
Dividends on preferred stock	(14,007)	—	—	—	(14,007)
Net income (loss) attributable to common shareholders	$(90,668)	$(22,950)	$11,104	$11,846	$(90,668)

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Operations
(in thousands)

	For the Year Ended December 31, 2010
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$1,395	$16,558	$12,993	$(2,337)	$28,609
Expenses	27,421	13,501	12,836	(2,337)	51,421
Loss from continuing operations before equity in net income of subsidiaries	(26,026)	3,057	157	—	(22,812)
Equity in net income of subsidiaries	3,769	—	—	(3,769)	—
Loss from continuing operations	(22,257)	3,057	157	(3,769)	(22,812)
Income from discontinued operations, net of tax	1,797	—	684	—	2,481
Gain on sale of discontinued operations, net of tax	6,660	—	—	—	6,660
Net income (loss)	(13,800)	3,057	841	(3,769)	(13,671)
Net income attributable to non-controlling interest	—	—	—	(129)	(129)
Net loss attributable to Magnum Hunter Resources Corporation	(13,800)	3,057	841	(3,898)	(13,800)
Dividends on preferred stock	(2,467)	—	—	—	(2,467)
Net income (loss) attributable to common shareholders	$(16,267)	$3,057	$841	$(3,898)	$(16,267)

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Comprehensive Income (Loss)
(in thousands)

	For the Year Ended December 31, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(144,572)	$(53,940)	$(50,512)	$112,303	$(136,721)
Foreign currency translation loss	—	—	3,883	—	3,883
Unrealized gain (loss) on available for sale securities	—	(309)	—	—	(309)
Comprehensive income (loss)	(144,572)	(54,249)	(46,629)	112,303	(133,147)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	4,013	4,013
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(144,572)	$(54,249)	$(46,629)	$116,316	$(129,134)

	For the Year Ended December 31, 2011
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(76,661)	$(22,950)	$11,104	$12,095	$(76,412)
Foreign currency translation loss	—	—	(12,477)	—	(12,477)
Unrealized gain (loss) on available for sale securities	—	14	—	—	14
Comprehensive income (loss)	(76,661)	(22,936)	(1,373)	12,095	(88,875)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	(249)	(249)
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(76,661)	$(22,936)	$(1,373)	$11,846	$(89,124)

	For the Year Ended December 31, 2010
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(13,800)	$3,057	$841	$(3,769)	$(13,671)
Foreign currency translation loss	—	—	—	—	—
Unrealized gain (loss) on available for sale securities	—	—	—	—	—
Comprehensive income (loss)	(13,800)	3,057	841	(3,769)	(13,671)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	(129)	(129)
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(13,800)	$3,057	$841	$(3,898)	$(13,800)

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Cash Flows
(in thousands)

	For the Year Ended December 31, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(458,921)	$275,914	$241,018	$—	$58,011
Cash flow from investing activities	(364,045)	(277,965)	(367,197)	—	(1,009,207)
Cash flow from financing activities	831,080	(1,966)	167,328	—	996,442
Effect of exchange rate changes on cash	—	—	(2,474)	—	(2,474)
Net increase (decrease) in cash	8,114	(4,017)	38,675	—	42,772
Cash at beginning of period	18,758	(445)	(3,462)	—	14,851
Cash at end of period	$26,872	$(4,462)	$35,213	$—	$57,623

	For the Year Ended December 31, 2011
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(203,251)	$136,974	$100,115	$—	$33,838
Cash flow from investing activities	(90,464)	(136,489)	(134,762)	—	(361,715)
Cash flow from financing activities	310,917	(310)	31,586	—	342,193
Effect of exchange rate changes on cash	—	—	(19)	—	(19)
Net increase (decrease) in cash	17,202	175	(3,080)	—	14,297
Cash at beginning of period	1,556	(620)	(382)	—	554
Cash at end of period	$18,758	$(445)	$(3,462)	$—	$14,851

	For the Year Ended December 31, 2010
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(92,809)	$36,982	$54,659	$—	$(1,168)
Cash flow from investing activities	(21,926)	(40,862)	(55,493)	—	(118,281)
Cash flow from financing activities	117,998	(322)	45	—	117,721
Net increase (decrease) in cash	3,263	(4,202)	(789)	—	(1,728)
Cash at beginning of period	(1,707)	3,582	407	—	2,282
Cash at end of period	$1,556	$(620)	$(382)	$—	$554

Senior Notes

Certain of the Company’s subsidiaries, including Alpha Hunter Drilling, LLC, Bakken Hunter, LLC, Eagle Ford Hunter, Inc., Hunter Aviation, LLC, Hunter Real Estate, LLC, Magnum Hunter Marketing, LLC, Magnum Hunter Production, Inc., Magnum Hunter Resources, GP, LLC, Magnum Hunter Resources, LP, NGAS Gathering, LLC, NGAS Hunter, LLC, PRC Williston, LLC, Triad Hunter, LLC, Williston Hunter, Inc., Williston Hunter ND, LLC, and Viking International Resources, Co., Inc. (collectively, "Guarantor Subsidiaries"), jointly and severally guarantee on a senior unsecured basis, the obligations of the Company under all the Senior Notes issued under the indenture entered into by the Company on May 16, 2012, as supplemented.

These condensed consolidating guarantor financial statements have been revised to reflect Eagle Ford Hunter as a non-guarantor as the subsidiary was no longer a guarantor upon the closing of the sale on April 24,2013. See "Note 7 - Discontinued Operations".

Condensed consolidating financial information for Magnum Hunter Resources Corporation , the Guarantor Subsidiaries and the other subsidiaries of the Company (the "Non Guarantor Subsidiaries") as of December 31, 2012, 2011, 2010 and for the years then ended was as follows:

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Balance Sheets
(in thousands)

	As of December 31, 2012
	Magnum Hunter Resources Corporation	PRC Williston	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
ASSETS
Current assets	$63,167	$703	$60,552	$111,126	$(31,229)	$204,319
Intercompany accounts receivable	803,834	—	—	—	(803,834)	—
Property and equipment (using successful efforts accounting)	9,596	18,257	1,276,467	620,093	—	1,924,413
Investment in subsidiaries	763,856	—	101,341	102,354	(967,551)	—
Other assets	20,849	—	5,451	43,600	—	69,900
Total Assets	$1,661,302	$18,960	$1,443,811	$877,173	$(1,802,614)	$2,198,632

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities	$28,503	$2,291	$117,511	$125,727	$(30,376)	$243,656
Intercompany accounts payable	—	58,966	508,254	236,636	(803,856)	—
Long-term liabilities	831,286	1,274	97,271	112,615	—	1,042,446
Redeemable preferred stock	100,000	—	—	100,878	—	200,878
Shareholders' equity (deficit)	701,513	(43,571)	720,775	301,317	(968,382)	711,652
Total Liabilities and Shareholders' Equity	$1,661,302	$18,960	$1,443,811	$877,173	$(1,802,614)	$2,198,632

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Balance Sheets
(in thousands)

	As of December 31, 2011
	Magnum Hunter Resources Corporation	PRC Williston	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
ASSETS
Current assets	$25,401	$2,188	$21,932	$27,503	$645	$77,669
Intercompany accounts receivable	667,557	—	—	—	(667,557)	—
Property and equipment (using successful efforts accounting)	13,287	32,607	636,854	392,511	(125)	1,075,134
Investment in subsidiaries	147,491	—	62,672	125,716	(335,879)	—
Other assets	9,151	—	466	6,340	—	15,957
Total Assets	$862,887	$34,795	$721,924	$552,070	$(1,002,916)	$1,168,760

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities	$21,112	$1,319	$85,516	$59,671	$57	$167,675
Intercompany accounts payable	—	60,173	234,468	390,934	(685,575)	—
Long-term liabilities	253,319	1,983	96,885	58,246	—	410,433
Redeemable preferred stock	100,000	—	—	—	—	100,000
Shareholders' equity (deficit)	488,456	(28,680)	305,055	43,219	(317,398)	490,652
Total Liabilities and Shareholders' Equity	$862,887	$34,795	$721,924	$552,070	$(1,002,916)	$1,168,760

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Operations
(in thousands)

	For the Year Ended December 31, 2012
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$565	$7,614	$141,106	$53,220	$(3,645)	$198,860
Expenses	53,883	22,505	211,404	82,972	16,703	387,467
Loss from continuing operations before equity in net income of subsidiaries	(53,318)	(14,891)	(70,298)	(29,752)	(20,348)	(188,607)
Equity in net income of subsidiaries	(91,254)	—	458	(23,362)	114,158	—
Loss from continuing operations before income tax	(144,572)	(14,891)	(69,840)	(53,114)	93,810	(188,607)
Income tax benefit	—	—	14,796	17,400	—	32,196
Loss from continuing operations	(144,572)	(14,891)	(55,044)	(35,714)	93,810	(156,411)
Income from discontinued operations, net of tax	—	—	(124)	17,405	—	17,281
Gain on sale of discontinued operations, net of tax	—	—	2,409	—	—	2,409
Net income (loss)	(144,572)	(14,891)	(52,759)	(18,309)	93,810	(136,721)
Net loss attributable to non-controlling interest	—		—		4,013	4,013
Net loss attributable to Magnum Hunter Resources Corporation	(144,572)	(14,891)	(52,759)	(18,309)	97,823	(132,708)
Dividends on preferred stock	(22,842)	—	—	(11,864)	—	(34,706)
Net income (loss) attributable to common shareholders	$(167,414)	$(14,891)	$(52,759)	$(30,173)	$97,823	$(167,414)

	For the Year Ended December 31, 2011
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$1,071	$8,687	$70,205	$17,256	$(3,778)	$93,441
Expenses	68,772	11,704	91,651	16,728	(8,783)	180,072
Loss from continuing operations before equity in net income of subsidiaries	(67,701)	(3,017)	(21,446)	528	5,005	(86,631)
Equity in net income of subsidiaries	(8,960)	—	(2,196)	(939)	12,095	—
Loss from continuing operations before income tax	(76,661)	(3,017)	(23,642)	(411)	17,100	(86,631)
Income tax benefit	—	—	571	2,416	—	2,987
Loss from continuing operations	(76,661)	(3,017)	(23,071)	2,005	17,100	(83,644)
Income from discontinued operations, net of tax	—	—	—	7,232	—	7,232
Net income (loss)	(76,661)	(3,017)	(23,071)	9,237	17,100	(76,412)
Net income attributable to non-controlling interest	—	—	—	—	(249)	(249)
Net loss attributable to Magnum Hunter Resources Corporation	(76,661)	(3,017)	(23,071)	9,237	16,851	(76,661)
Dividends on preferred stock	(14,007)	—	—	—	—	(14,007)
Net income (loss) attributable to common shareholders	$(90,668)	$(3,017)	$(23,071)	$9,237	$16,851	$(90,668)
Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Operations
(in thousands)

	For the Year Ended December 31, 2010
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$1,395	$8,178	$19,949	$1,424	$(2,337)	$28,609
Expenses	27,421	15,275	17,578	1,610	(10,463)	51,421
Loss from continuing operations before equity in net income of subsidiaries	(26,026)	(7,097)	2,371	(186)	8,126	(22,812)
Equity in net income of subsidiaries	3,769	—	—	—	(3,769)	—
Loss from continuing operations	(22,257)	(7,097)	2,371	(186)	4,357	(22,812)
Income from discontinued operations, net of tax	1,797	—	—	684	—	2,481
Gain on sale of discontinued operations, net of tax	6,660	—	—	—	—	6,660
Net income (loss)	(13,800)	(7,097)	2,371	498	4,357	(13,671)
Net income attributable to non-controlling interest	—	—	—	—	(129)	(129)
Net loss attributable to Magnum Hunter Resources Corporation	(13,800)	(7,097)	2,371	498	4,228	(13,800)
Dividends on preferred stock	(2,467)	—	—	—	—	(2,467)
Net income (loss) attributable to common shareholders	$(16,267)	$(7,097)	$2,371	$498	$4,228	$(16,267)

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Comprehensive Income (Loss)
(in thousands)

	For the Year Ended December 31, 2012
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(144,572)	$(14,891)	$(52,759)	$(18,309)	$93,810	$(136,721)
Foreign currency translation loss	—	—	—	3,883	—	3,883
Unrealized gain (loss) on available for sale securities	—	—	(309)	—	—	(309)
Comprehensive income (loss)	(144,572)	(14,891)	(53,068)	(14,426)	93,810	(133,147)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	—	4,013	4,013
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(144,572)	$(14,891)	$(53,068)	$(14,426)	$97,823	$(129,134)

	For the Year Ended December 31, 2011
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(76,661)	$(3,017)	$(23,071)	$9,237	$17,100	$(76,412)
Foreign currency translation loss	—	—	—	(12,477)	—	(12,477)
Unrealized gain (loss) on available for sale securities	—	—	14	—	—	14
Comprehensive income (loss)	(76,661)	(3,017)	(23,057)	(3,240)	17,100	(88,875)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	—	(249)	(249)
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(76,661)	$(3,017)	$(23,057)	$(3,240)	$16,851	$(89,124)

	For the Year Ended December 31, 2010
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(13,800)	$(7,097)	$2,371	$498	$4,357	$(13,671)
Foreign currency translation loss	—	—	—	—	—	—
Unrealized gain (loss) on available for sale securities	—	—	—	—	—	—
Comprehensive income (loss)	(13,800)	(7,097)	2,371	498	4,357	(13,671)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	—	(129)	(129)
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(13,800)	$(7,097)	$2,371	$498	$4,228	$(13,800)

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Cash Flows
(in thousands)

	For the Year Ended December 31, 2012
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(458,921)	$1,256	$281,782	$235,104	$(1,210)	$58,011
Cash flow from investing activities	(364,045)	(49)	(287,204)	(357,912)	3	(1,009,207)
Cash flow from financing activities	831,080	(1,207)	1,781	163,581	1,207	996,442
Effect of exchange rate changes on cash	—	—	—	(2,474)	—	(2,474)
Net increase (decrease) in cash	8,114	—	(3,641)	38,299	—	42,772
Cash at beginning of period	18,758	—	(546)	(3,361)	—	14,851
Cash at end of period	$26,872	$—	$(4,187)	$34,938	$—	$57,623

	For the Year Ended December 31, 2011
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(203,251)	$(1,738)	$138,855	$98,048	$1,924	$33,838
Cash flow from investing activities	(90,464)	(175)	(141,954)	(129,111)	(11)	(361,715)
Cash flow from financing activities	310,917	1,913	3,206	28,070	(1,913)	342,193
Effect of exchange rate changes on cash	—	—	—	(19)	—	(19)
Net increase (decrease) in cash	17,202	—	107	(3,012)	—	14,297
Cash at beginning of period	1,556	—	(653)	(349)	—	554
Cash at end of period	$18,758	$—	$(546)	$(3,361)	$—	$14,851

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Cash Flows
(in thousands)

	For the Year Ended December 31, 2010
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(92,809)	$(4,818)	$37,687	$53,869	$4,903	$(1,168)
Cash flow from investing activities	(21,926)	(237)	(41,531)	(54,606)	19	(118,281)
Cash flow from financing activities	117,998	4,922	(520)	243	(4,922)	117,721
Net increase (decrease) in cash	3,263	(133)	(4,364)	(494)	—	(1,728)
Cash at beginning of period	(1,707)	133	3,711	145	—	2,282
Cash at end of period	$1,556	$—	$(653)	$(349)	$—	$554

SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

Filing of Quarterly Report on Form 10-Q

On July 9, 2013, we filed with the SEC our quarterly report on Form 10-Q for the quarterly period ended March 31, 2013.

Issuance of Series A Preferred Units of Eureka Hunter Holdings

On July 25, 2013, Eureka Hunter Holdings issued 88,901 of Series A Preferred Units with a redemption value of $1.8 million for dividends paid-in-kind. The balance of the dividend payable for the quarter ended June 30, 2013 of $1.8 million was paid in cash on July 30, 2013.

The Series A Preferred Units outstanding at August 9, 2013 represent 39.9% of the ownership of Eureka Hunter Holdings on a basis as converted to Class A Common Units of Eureka Hunter Holdings.

Declared Accumulated Dividend

On July 29, 2013, the Company announced that it had declared cash dividends on the Company's Series C Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock, for the months of April, May, June, July and August 2013, referred to as the "Declared Accumulated Dividend." The Declared Accumulated Dividend is payable on September 3, 2013, to holders of record at the close of business on August 15, 2013.

Eighteenth Amendment to Second Amended and Restated Credit Agreement
On August 7, 2013, pursuant to the Eighteenth Amendment to Second Amended and Restated Credit Agreement (the “Eighteenth Amendment”), the MHR Senior Revolving Credit Facility was amended as follows:
(i) While the total debt to EBITDAX covenant is deferred as described in (ii) below, implement a new total senior debt to EBITDAX covenant set at 2.00x EBITDAX;
(ii) the Company's current total debt to EBITDAX covenant is deferred for the period starting June 30, 2013 until June 30, 2014 at which time the level of debt to EBITDAX of less than 4.50x EBITDAX will be in effect, decreasing to less than 4.25x EBITDAX starting December 31, 2014;
(iii) amends the EBITDAX to interest expense covenant to no less than 2.00x for the quarters ended June 30, 2013 and ending September 30, 2013, increasing to 2.25x for the quarter ending December 31, 2013 and increasing to 2.50x starting March 31, 2014 and thereafter;
(iv) allow for up to $32 million in investments in the Company's unrestricted subsidiary Eureka Hunter Holdings, LLC provided a) the investments are made before December 31, 2013 and b) the borrowing base has availability of at least $75.0 million at the time of such investment, provided that the Company may also invest in Eureka Hunter Holdings using proceeds from the sale of its common or preferred equity (these proceeds should be utilized to further expand Eureka Hunter Pipeline);
(v) reduces the Company's Senior Note basket to $600 million from $800 million;
(vi) increases the investment basket for unrestricted subsidiaries (other than Eureka Hunter Holdings) from $7.5 million to $12.5 million for the fiscal year ending December 31, 2013, thereafter the basket shall remain $7.5 million in any calendar year;
(vii) establish an acquisition and leasehold expenditures basket commencing August 1, 2013 through the Company's compliance with the financial covenants for the fiscal quarter ending June 30, 2014, which shall equal (a) $40.0 million plus (b) if at the time of and after giving effect to any such investment, availability under the borrowing base is equal to or greater than $75.0 million, (i) asset sale proceeds net of any borrowing base reduction resulting from such asset sale and (ii) the net cash proceeds from the offering of common or preferred equity securities by the Company; and
(viii) increase pricing by 50 basis points to LIBOR plus 250 to 325 basis points from LIBOR plus 200 to 275 basis points based on utilization until the Company demonstrates compliance with the financial covenants for the fiscal quarter ending June 30, 2014.

SUBSEQUENT EVENTS

Issuance of Series E Preferred Stock

We sold an additional 27,906 Depositary Shares representing our Series E Preferred Stock at prices ranging from $24.20 per share to $24.25 per share for net proceeds of approximately $663,000, pursuant to our ATM sales agreement subsequent to December 31, 2012 through the date of this report.  There are a total of 3,721,556 Depositary Shares representing Series E Preferred Stock outstanding as of the date of this report.

Issuance of Series D Preferred Stock

We sold an additional 216,068 shares of our Series D Preferred Stock at prices ranging from $44.54 per share to $46.02 per share for net proceeds of approximately $9.6 million, pursuant to our ATM sales agreement subsequent to December 31, 2012 through the date of this report.  There are a total of 4,424,889 shares of Series D Preferred Stock outstanding as of the date of this report.

Derivative Contracts

We entered into commodity derivative contracts subsequent to December 31, 2012, through the date of this report. Our objective for holding these commodity derivatives is to protect the operating revenues and cash flows related to a portion of our future natural gas and crude oil sales from the risk of significant declines in commodity prices, which helps insure our ability to fund our capital expenditure budget.  We have not designated any of these commodity derivatives as hedges under ASC 815.

The table below is a summary of our commodity derivatives entered into subsequent to December 31, 2012 through the date of this report:

			Weighted Avg
Natural Gas	Period	MMBTU/day	Price per MMBTU
Swaps	Apr 2013 - Dec 2013	10,000	$3.83
	Jan 2014 - Dec 2014	5,000	$4.26

Floors purchased (put)	Jan 2014 - Dec 2014	10,000	$4.25

Floors sold (put)	Jan 2014 - Dec 2014	10,000	$3.75

Ceilings purchased (call)	Apr 2013 - Dec 2013	10,000	$6.00
	Jan 2014 - Dec 2014	10,000	$6.15

Ceilings sold (call)	Jan 2014 - Dec 2014	10,000	$4.78

			Weighted Avg Price per Bbl
Crude Oil	Period	Bbls/day
Swaps	Jan 2013 - Jan 2013	2,200	$94.00
	Feb 2013 - Dec 2013	4,450	$93.00

Floors purchased (put)	Feb 2013 - Dec 2013	1,750	$90.00

Floors sold (put)	Feb 2013 - Dec 2013	4,000	$80.00

Ceilings purchased (call)	Feb 2013 - Dec 2013	2,250	$100.00

Ceilings sold (call)	Jan 2015 - Dec 2015	1,570	$120.00

Common Stock Options Granted to Employees, Management and Board Members

On January 17, 2013, the Company granted 3,942,575 common stock options to officers, executives, and employees of the Company, with an exercise price of $4.16, of which 3,080,000 have a term of 10 years and 862,575 have a term of 5 years. The options vest over a 3-year period with 25% of the options vesting immediately. The Company also granted to board members 420,000 common stock options, which have a term of 10 years and vest immediately.

Increase in the Number of Authorized Common and Preferred Shares

On January 17, 2013, upon shareholder approval, the Company’s certificate of incorporation was amended to increase the authorized number of shares of common stock from 250,000,000 to 350,000,000, and the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan was amended to increase the aggregate number of shares of the Company’s common stock that may be issued under the plan from 20,000,000 to 27,500,000.

Issuance of Series A Preferred Units of Eureka Hunter Holdings

Eureka Hunter Holdings has issued 229,434 Series A Preferred units with a redemption value of $4.6 million for dividends paid in kind subsequent to December 31, 2012 through May 1, 2012.

On April 11, 2013, Eureka Hunter Holdings issued 1,000,000 Series A Preferred Units to Ridgeline for net proceeds of $19.8 million, net of transaction costs. The Series A Preferred Units outstanding at the date of this report represent 39.5% of the ownership of Eureka Hunter Holdings on a basis as converted to Class A Common Units of Eureka Holdings.

Fourteenth Amendment to the Second Amended and Restated Credit Agreement

On February 25, 2013, pursuant to the Fourteenth Amendment to the Second Amended and Restated Credit Agreement, the MHR Senior Revolving Credit Facility was amended to eliminate the non-conforming borrowing base and increase the conforming borrowing base from $306.25 million to $350.0 million. The Fourteenth Amendment also increased the permitted debt basket for senior unsecured notes of the Company from $650.0 million to $800.0 million in principal amount, which will permit the Company to issue up to $200.0 million in principal amount of Senior Notes in the future, in addition to the $600.0 million aggregate principal amount of Senior Notes currently outstanding. Under this facility, the borrowing base will be automatically reduced by $0.25 for each $1.00 in principal amount of any Senior Notes issued by the Company in the future.

Amendment to Eureka Hunter Holdings Operating Agreement

On March 7, 2013, the Company and Ridgeline entered into the second amendment to the amended and restated limited liability company agreement of Eureka Hunter Holdings. The amendment provided for an equity contribution of $30.0 million by Magnum Hunter in March 2013, in exchange for 1,500,000 newly issued Class A Common Units of Eureka Hunter Holdings. The amendment also provided that Ridgeline or another affiliate of ArcLight has the exclusive right to fund the next $20.0 million of Eureka Hunter Holding's capital requirements, which Ridgeline did in April 2013, and then the next $70.5 million of such capital requirements will be funded by Ridgeline and the Company on a 40%/60% basis. After giving effect to this equity contribution by Magnum Hunter and the issuances of Series A Preferred Units noted above, as of May 1, 2013, the Company had a 58.3% controlling interest in Eureka Hunter Holdings.

Fifteenth Amendment to the Second Amended and Restated Credit Agreement

On March 17, 2013, pursuant to the Fifteenth Amendment to Second Amended and Restated Credit Agreement and Limited Consent (the “Fifteenth Amendment”), the deadline under the MHR Senior Revolving Credit Facility for the Company's delivery of its audited fiscal 2012 financial statements to the lenders under the MHR Senior Revolving Credit Facility was extended to May 20, 2013 (such date, the “Senior Credit Agreement Delivery Date”); provided, however, that, in the event that the requisite noteholders under the Company's senior notes indenture (the “Indenture”) agree to extend the date by which the Company is required to deliver its audited financial statements under the Indenture (such date, the “Indenture Delivery Date”), the Senior Credit Agreement Delivery Date will be further extended to the earlier of (i) three business days before the Indenture Delivery Date (as so extended), and (ii) June 17, 2013. In addition, under the Fifteenth Amendment, the lenders under the MHR Senior Credit Facility waived any event of default under the MHR Senior Revolving Credit Facility that may occur as a result of any default occurring under the Indenture due to the Company's failure to timely file its Annual Report on Form 10-K with the Securities and Exchange Commission.
Sixteenth Amendment to the Second Amended and Restated Credit Agreement

On April 2, 2013, pursuant to the Sixteenth Amendment to Second Amended and Restated Credit Agreement and Limited Consent (the “Sixteenth Amendment”), the lenders under the MHR Senior Revolving Credit Facility waived the requirement that 100% of the consideration the Company received for the sale of the stock of Eagle Ford Hunter, Inc. to Penn Virginia Oil & Gas Corporation be cash. In addition, pursuant to the Sixteenth Amendment, the MHR Senior Revolving Credit Facility was amended to permit the Company's investment in, and any later disposition of, the common stock of Penn Virginia Corporation that was received by the Company upon the sale of stock of Eagle Ford Hunter, Inc.
Seventeenth Amendment to the Second Amended and Restated Credit Agreement
On April 23, 2013, pursuant to the Seventeenth Amendment to Second Amended and Restated Credit Agreement and Limited Consent (the “Seventeenth Amendment”), the MHR Senior Revolving Credit Facility was amended to, among other things, provide for the decrease of the borrowing base from $350 million to $265 million, effective upon the closing of the Company's sale of 100% of the outstanding capital stock of Eagle Ford Hunter, Inc., the Company's wholly owned subsidiary, to Penn Virginia Oil & Gas Corporation pursuant to a stock purchase agreement dated April 2, 2013. In addition, pursuant to the Seventeenth Amendment, the deadline under the MHR Senior Revolving Credit Facility for the Company's delivery of its audited 2012 annual financial statements to the lenders under the MHR Senior Revolving Credit Facility was extended to the earlier of (i) 57 days after notice to the Company by the trustee under the Company's senior notes (the “Senior Notes”) of the Company's failure to comply with Section 4.02(a) of the indenture governing the Senior Notes (concerning the delivery of reports under the Securities Exchange Act of 1934) and (ii) June 17, 2013. The deadline under the MHR Senior Revolving Credit Facility for the Company's delivery of its first quarter 2013 financial statements to the lenders under the MHR Senior Revolving Credit Facility was also extended, to the earlier of (i) 30 days after the delivery date of the audited 2012 annual financial statements under the new deadline and (ii) July 12, 2013. Under the Seventeenth Amendment, the lenders under the MHR Senior Revolving Credit Facility waived any event of default under the facility that may occur as a result of a default occurring under the Indenture due to the Company's failure to comply with Section 4.02(a) of the Indenture with respect to the Company's Form 10-Q for the quarterly period ended March 31, 2013. The Seventeenth Amendment also revises Section 9.18 of the MHR Senior Revolving Credit Facility to clarify that existing maximum hedging limits apply to each of crude oil (including natural gas liquids) and natural gas independently, with neither commodity impacting the Company's ability to hedge the other.
Sale of Eagle Ford Hunter

On April 24, 2013, the Company sold of all of its ownership interest in its wholly owned subsidiary, Eagle Ford Hunter, to an affiliate of Penn Virginia Corporation for a total purchase price of approximately $422.1 million made up of cash payment of $379.8 million (after initial purchase price adjustments) and 10.0 million shares of common stock of Penn Virginia Corporation valued at approximately $42.3 million. The effective date of the sale was January 1, 2013. Upon closing of the sale, $325 million of sale proceeds were used to pay down outstanding borrowings under the MHR Senior Revolving Credit Facility.

On June 24, 2011, the Company entered into a 40-month drilling contract, for a term from July 1, 2011 through October 31, 2014. Our remaining maximum liability under the drilling contract, which would apply if we terminated the contract before the end of its term, was approximately $10.7 million as of December 31, 2012. This drilling contract was assigned to the purchaser of Eagle Ford Hunter in connection with the sale of Eagle Ford Hunter in April 2013.

Purchase of Drilling Rig

On May 7, 2013, the Company, through its wholly-owned subsidiary, Alpha Hunter Drilling, LLC, completed the purchase of a new drilling rig intended for use in the Utica and Marcellus Shale formations located in southeastern Ohio and West Virginia. Costs to acquire and install the rig were $10.1 million, of which $1.1 million remains due in equal installments over twelve months beginning in June 2013.

Guarantee Guarantee (Prc Williston Llc [Member])	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Prc Williston Llc [Member]
Segment Reporting Information
GUARANTEE
GUARANTEE

On May 16, 2012, the Company was named a guarantor subsidiary to the Senior Notes issued by the Parent, which are due May 15, 2020. The Senior Notes were issued by the Parent pursuant to an indenture entered into on May 16, 2012, as supplemented, among the Parent, the subsidiary guarantors , Wilmington Trust, National Association, as the trustee, and Citibank, N.A., as the paying agent, registrar and authenticating agent.  The terms of the Senior Notes are governed by the indenture, which contains affirmative and restrictive covenants that, among other things, limit the Parent's and the guarantors' ability to incur or guarantee additional indebtedness or issue certain preferred stock; pay dividends on capital stock or redeem, repurchase or retire capital stock or subordinated indebtedness or make certain other restricted payments; transfer or sell assets; make loans and other investments; create or permit to exist certain liens; enter into agreements that restrict dividends or other payments from restricted subsidiaries to the Company; consolidate, merge or transfer all or substantially all of their assets; engage in transactions with affiliates; and create unrestricted subsidiaries.

The indenture also contains events of default.  Upon the occurrence of events of default arising from certain events of bankruptcy or insolvency, the Senior Notes shall become due and payable immediately without any declaration or other act of the trustee or the holders of the Senior Notes.  Upon the occurrence of certain other events of default, the trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Senior Notes may declare all outstanding Senior Notes to be due and payable immediately.

The Parent had $600.0 million in principal outstanding under the Senior Notes as of June 30, 2013 and December 31, 2012. The Company shares joint and several liability with other guaranteeing subsidiaries of the Parent, and the Company does not expect the default provisions to require recourse to the guarantors. As such, the Company cannot estimate any potential loss as a result of the guarantee of indebtedness of the Parent. As of June 30, 2013, the Parent was in compliance with Senior Note debt covenants, as amended and waived, in the Magnum Hunter second quarter 2013 report on Form 10-Q, "Note 9 - Long Term Debt".

GUARANTEE

On May 16, 2012, the Company was named a guarantor subsidiary to the Senior Notes issued by the Parent, which are due November 2020.  The Senior Notes were issued by the Parent pursuant to an indenture entered into on May 16, 2012 as supplemented, among the Parent, the subsidiary guarantors party thereto, Wilmington Trust, National Association, as the trustee, and Citibank, N.A., as the paying agent, registrar and authenticating agent.  The terms of the Senior Notes are governed by the indenture, which contains affirmative and restrictive covenants that, among other things, limit the Parent’s and the guarantors’ ability to incur or guarantee additional indebtedness or issue certain preferred stock; pay dividends on capital stock or redeem, repurchase or retire capital stock or subordinated indebtedness or make certain other restricted payments; transfer or sell assets; make loans and other investments; create or permit to exist certain liens; enter into agreements that restrict dividends or other payments from restricted subsidiaries to the Company; consolidate, merge or transfer all or substantially all of their assets; engage in transactions with affiliates; and create unrestricted subsidiaries.

The indenture also contains events of default.  Upon the occurrence of events of default arising from certain events of bankruptcy or insolvency, the Senior Notes shall become due and payable immediately without any declaration or other act of the trustee or the holders of the Senior Notes.  Upon the occurrence of certain other events of default, the trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Senior Notes may declare all outstanding Senior Notes to be due and payable immediately.

The Parent had $600.0 million in principal outstanding under the Senior Notes as of December 31, 2012.  The Company shares joint and several liability with other guaranteeing subsidiaries of the Parent, and the Company does not expect the default provisions to require recourse to the lenders.  As such, the Company cannot estimate any potential loss as a result of the guarantee of indebtedness of the Parent.

SUPPLEMENTAL OIL AND GAS DISCLOSURES (UNAUDITED) SUPPLEMENTAL OIL AND GAS DISCLOSURES (UNAUDITED) (Notes) (Prc Williston Llc [Member])	12 Months Ended
Dec. 31, 2012
Prc Williston Llc [Member]
Segment Reporting Information
SUPPLEMENTAL OIL AND GAS DISCLOSURES (UNAUDITED)
SUPPLEMENTAL OIL AND GAS DISCLOSURES (UNAUDITED)

The following table sets forth the costs incurred in oil and gas property acquisition, exploration, and development activities.

	(in thousands)
	2012	2011	2010
Acquisition costs	$—	$—	$—
Exploration costs	—	—	1
Development costs	49	—	80
	$49	$—	$81

Oil and Gas Reserve Information

Proved oil and gas reserve quantities are based on estimates prepared by Magnum Hunter’s third party reservoir engineering firms. There are numerous uncertainties inherent in estimating quantities of proved reserves and projecting future rates of production and timing of development expenditures. The following reserve data only represent estimates and should not be construed as being exact.
Total Proved Reserves

	Crude oil and Condensate	Natural Gas
	(mbbl)	(mmcf)
Balances January 1, 2010	2,972	757
Extensions, discoveries and other additions	(444)	(94)
Production	(112)	(105)
Balances December 31, 2010	2,416	558
Revisions of previous estimates	(195)	119
Production	(103)	(82)
Balances December 31, 2011	2,118	595
Revisions of previous estimates	15	65
Production	(98)	(69)
Balances December 31, 2012	2,035	591
Developed reserves, included above
December 31, 2010	1,161	504
December 31, 2011	1,209	594
December 31, 2012	1,170	591

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Reserves

The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves and the changes in standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves were prepared in accordance with current provisions of ASC 932.  Future cash inflows at December 31, 2012, 2011, and 2010 were computed by applying the unweighted, arithmetic average on the closing price on the first day of each month for the 12-month period prior to December 31, 2012, 2011, and 2010 to estimated future production.  Future production and development costs are computed by estimating the expenditures to be incurred in developing and producing the proved oil and natural gas reserves at year-end, based on year-end costs and assuming continuation of existing economic conditions.

The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves are as follows:

	(in thousands)
	as of December 31,
	2012	2011	2010
Future cash inflows	$159,290	$185,867	$166,661
Future production costs	(60,207)	(79,959)	(65,638)
Future development costs	(6,966)	(7,192)	(8,360)

Future net cash flows	92,117	98,716	92,663
10% annual discount for estimated timing of cash flows	(48,287)	(47,401)	(46,098)

Standardized measure of discounted future net cash flows	$43,830	$51,315	$46,565

Changes in Standardized Measure of Discounted Future Net Cash Flows

The changes in the standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves are as follows:

	(in thousands) Year Ended December 31,
	2012	2011	2010
Balances, beginning of period	$51,315	$46,565	$45,681
Net change in sales and transfer prices and in production (lifting) costs related to future production	(1,454)	9,324	11,320
Changes in estimated future development costs	108	1,074	4,277
Sales and transfers of oil and gas produced during the period	(2,650)	(3,566)	(3,259)
Net change due to revisions in quantity estimates	571	(5,846)	(15,431)
Previously estimated development costs incurred during the period	—	—	80
Accretion of discount	5,132	4,656	3,442
Changes in timing and other	(9,192)	(892)	455
Standardized measure of discounted future net cash flows	$43,830	$51,315	$46,565

The commodity prices inclusive of adjustments for quality and location used in determining future net revenues related to the standardized measure calculation are as follows.

	2012	2011	2010
Oil (per bbl)	$77.90	$86.86	$68.59
Gas (per mcf)	$1.24	$3.11	$1.78

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Segment Reporting Information
New Accounting Pronouncements, Policy [Policy Text Block]
Recently Issued Accounting Standards

Accounting standards-setting organizations frequently issue new or revised accounting rules.  We regularly review all new pronouncements to determine their impact, if any, on our financial statements.

Impairment of Proved Oil and Gas Properties [Policy Text Block]
Impairment of Proved Oil and Gas Properties

Proved oil and natural gas properties are reviewed for impairment on a field-by-field basis when events and circumstances indicate a possible decline in the recoverability of the carrying amount of such property. We estimate the expected future cash flows of our oil and natural gas properties and compare these undiscounted cash flows to the carrying amount of the oil and natural gas properties to determine if the carrying amount is recoverable. If the carrying amount exceeds the estimated undiscounted future cash flows, we will write down the carrying amount of the oil and natural gas properties to fair value. The factors used to determine fair value include, but are not limited to, estimates of reserves, future commodity prices, future lease operating expense, future production estimates, estimated future capital expenditures and discount rates commensurate with the risk associated with realizing the projected cash flows.

Intangible Assets, Finite-Lived, Policy [Policy Text Block]
Intangible Assets

Intangible assets consist primarily of the fair value of the acquired gas gathering and processing contracts and customer relationships in the TransTex Gas Services, LP assets acquisition completed in 2012.  The fair value of the intangible assets was determined using a discounted cash flow model with a discount rate of 13%. These assets are being amortized over a weighted average term of 8.5 years.

Noncontrolling Interest, Policy [Policy Text Block]
Non-Controlling Interest in Consolidated Subsidiaries
We have consolidated PRC Williston, LLC ("PRC Williston") in which we own 87.5% and Eureka Hunter Holdings in which we owned 58.33% and 61.0% as of June 30, 2013 and December 31, 2012, respectively. Eureka Hunter Holdings owns, directly or indirectly, 100% of the equity interests of Eureka Hunter Pipeline, LLC ("Eureka Hunter Pipeline"), TransTex Hunter, LLC ("TransTex Hunter"), and Eureka Hunter Land, LLC.

Principles of Consolidation and Presentation
Principles of Consolidation and Presentation

The accompanying unaudited interim financial statements of Magnum Hunter have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the SEC, for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X and should be read in conjunction with the audited financial statements and notes thereto contained in the Company’s annual report on Form 10-K for the year ended December 31, 2012.  In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair statement of the financial position and the results of operations for the interim periods presented have been reflected herein.  The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year.  The year-end balance sheet data were derived from audited financial statements, but do not include all disclosures required by accounting principles generally accepted in the United States of America.  Notes to the consolidated financial statements that would substantially duplicate the disclosures contained in the audited consolidated financial statements as reported in our 2012 annual report on Form 10-K have been omitted.

Principles of Consolidation and Presentation
The consolidated financial statements include the accounts of Magnum Hunter and our wholly-owned subsidiaries, Eagle Ford Hunter, Inc., Triad Hunter, LLC, Alpha Hunter Drilling, LLC, Hunter Real Estate, LLC, NGAS Hunter, LLC, Magnum Hunter Production, Inc., Magnum Hunter Resources GP, LLC, Magnum Hunter Resources LP, MHR Callco Corporation, MHR Exchangeco Corporation, Williston Hunter Canada, Inc., Williston Hunter, Inc., Williston Hunter ND, LLC, NGAS Gathering, LLC, Sentra Corporation, Energy Hunter Securities, Inc., Bakken Hunter, LLC, Viking International Resources Co., Inc. (“Virco”), Magnum Hunter Marketing, LLC, and Magnum Hunter Services, LLC. We have consolidated PRC Williston, LLC ("PRC Williston") and Eureka Hunter Holdings, LLC (“Eureka Hunter Holdings”) in which we own 87.5% and 61.0%, respectively, as of December 31, 2012. Eureka Hunter Holdings owns, directly or indirectly, 100% of the equity interests of Eureka Hunter Pipeline, LLC ("Eureka Hunter Pipeline"), TransTex Hunter, LLC and Eureka Hunter Land, LLC. The consolidated financial statements also reflect the interests of Magnum Hunter Production, Inc. in various managed drilling partnerships. We account for the interests in these partnerships using the proportionate consolidation method. All significant intercompany balances and transactions have been eliminated.
Our financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of our financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. These estimates are based on information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates under different assumptions and conditions. Significant estimates are required for proved oil and gas reserves which may have a material impact on the carrying value of oil and gas property.

Revision to Financial Statements
Revision to the Financial Statements

As discussed in Note 20, on April 24, 2013, the Company sold all of its ownership interest in its wholly owned subsidiary, Eagle Ford Hunter, Inc. Accordingly, certain balances in the consolidated financial statements and disclosures in footnotes 3,7,14,15, 16 and 19 have been revised for inclusion in the Company's Registration Statement under the Securities Act of 1933 as filed on form S-4 to which these financial statements are included.

Reclassification of Prior-Year Balances
Reclassification of Prior-Year Balances
Certain prior-year balances in the consolidated financial statements have been reclassified to correspond with current-year classifications.  As a result of the sale of Eagle Ford Hunter, Inc. ("Eagle Ford Hunter") on April 24, 2013, and our sale of Hunter Disposal, LLC ("Hunter Disposal"), on February 17, 2012, the gain on sale and all prior operating income and expense for these entities were reclassified as discontinued operations for all periods presented.

Reclassification of Prior-Year Balances

Certain prior-year balances in the consolidated financial statements have been reclassified to correspond with current-year classifications. As a result of the sale of Hunter Disposal, LLC, we reclassified the assets and liabilities of this entity to assets and liabilities held for sale and the gain on sale and all prior operating income and expense for this entity as discontinued operations.

Cash and cash equivalents	Cash and Cash Equivalents Cash and cash equivalents include cash in banks and highly liquid debt securities that have original maturities of three months or less.
Cash and cash equivalents

Cash and cash equivalents include cash in banks and highly liquid debt securities that have original maturities of three months or less. At December 31, 2012, the Company had cash deposits in excess of FDIC insured limits at various financial institutions.

Financial Instruments
Financial Instruments

The carrying amounts of financial instruments including cash and cash equivalents, accounts receivable, notes receivable, accounts payable and accrued liabilities, derivatives, and certain long-term debt approximate fair value as of June 30, 2013 and December 31, 2012.

Financial Instruments
The carrying amounts of financial instruments including cash and cash equivalents, accounts receivable, notes receivable, accounts payable and accrued liabilities, derivatives, and certain long-term debt approximate fair value as of December 31, 2012 and 2011.

Inventory
Inventory

The Company’s materials inventory is primarily frac sand used in the completion process of hydraulic fracturing. Frac sand is acquired for use in future well completion operations and is carried at the lower of cost or market, on a first-in, first-out cost basis. “Market,” in the context of inventory valuation, represents net realizable value, which is the amount that the Company is allowed to bill to the joint accounts under joint operating agreements to which the Company is a party. Valuation reserve allowances are recorded as a reduction to the carrying value of the inventory on the Company’s consolidated balance sheets, and as an increase to lease operating expense in the accompanying consolidated statements of operations. Commodity inventories are carried at the lower of average cost or market, on a first-in, first-out basis. The Company’s commodity inventories consist of oil held in storage and gas pipeline fill volumes. Any valuation allowances are recorded as reductions to the carrying values of the commodity inventories included in the Company’s consolidated balance sheets and as charges to lease operating expense in the consolidated statements of operations.

The following table sets forth our materials and supplies inventory as of June 30, 2013 and December 31, 2012:

	June 30, 2013	December 31, 2012
	(in thousands)
Supplies and materials	$11,635	$1,096
Commodities	1,453	8,066
Inventory	$13,088	$9,162

Supplies included in other long term assets	$192	$3,464

Inventory
Inventories were comprised of $11.5 million and $4.3 million of materials and supplies as of December 31, 2012 and 2011, respectively. The Company’s materials and supplies inventory is primarily comprised of frac sand used in the completion process of hydraulic fracturing. Frac sand is acquired for use in future well completion operations or repair operations and is carried at the lower of cost or market, on a first-in, first-out cost basis. “Market,” in the context of inventory valuation, represents net realizable value, which is the amount that the Company is allowed to bill to the joint accounts under joint operating agreements to which the Company is a party. Valuation reserve allowances for materials and supplies inventories are recorded as reductions to the carrying values of the materials and supply inventories in the Company’s consolidated balance sheets and as operating expense in the accompanying consolidated statements of operations. As of December 31, 2012, the Company estimated that $3.5 million of its frac sand inventory would not be utilized within one year. Accordingly, those inventory values have been classified as derivatives and other long term assets in the accompanying consolidated balance sheet as of December 31, 2012.
Commodities inventories are carried at the lower of average cost or market, on a first-in, first-out basis. The Company’s commodities inventories consist of oil held in storage and gas pipeline fill volumes. Any valuation allowances of commodities inventories are recorded as reductions to the carrying values of the commodities inventories included in the Company’s consolidated balance sheets and as charges to lease operating expense in the consolidated statements of operations.

Oil and Gas Properties
Oil and Gas Properties

The Company utilizes the successful efforts method of accounting for our oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties and to drill and equip new development wells and related asset retirement costs are capitalized. Costs to acquire mineral interests and drill exploratory wells are also capitalized pending determination of whether the wells have proved reserves or not. If we determine that the wells do not have proved reserves or leases acquired are not prospective or expire, the costs are expensed to exploration and abandonments. Geological and geophysical costs, including seismic studies and related costs of carrying and retaining unproved properties, are charged to exploration expense as incurred.

On the sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion, and amortization are eliminated from the property accounts, and the resultant gain or loss is recognized. On the retirement or sale of a partial unit of proved property, the cost is charged to accumulated depreciation, depletion, and amortization with no resulting gain or loss recognized in income. A sale of an entire field is treated as discontinued operations.

Oil and Gas Properties
Capitalized Costs
Our oil and gas properties comprised the following:

	December 31,
	2012	2011
	(in thousands)
Mineral interests in properties:
Unproved leasehold costs	$645,164	$424,610
Proved leasehold costs	529,538	218,654
Wells and related equipment and facilities	652,188	349,533
Uncompleted wells, equipment and facilities	71,665	27,741
Advances to operators for wells in progress	9,563	4,437
Total costs	1,908,118	1,024,975
Less accumulated depreciation, depletion, and amortization	(185,615)	(62,010)
Net capitalized costs	$1,722,503	$962,965

We follow the successful efforts method of accounting for our oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties and to drill and equip new development wells and related asset retirement costs are capitalized. Costs to acquire mineral interests and drill exploratory wells are also capitalized pending determination of whether the wells have proved reserves or not. If we determine that the wells do not have proved reserves, the costs are expensed to exploration and abandonments. Geological and geophysical costs, including seismic studies and related costs of carrying and retaining unproved properties are charged to exploration expense as incurred. We capitalize interest on expenditures for significant capital asset projects that last more than six months while activities are in progress to bring the assets to their intended use. Interest of $4.4 million, all related to pipeline building projects at Eureka Hunter Pipeline, was capitalized during the year ended 2012. We did not capitalize any interest in 2011 or 2010.
On the sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion, and amortization are eliminated from the property accounts, and the resultant gain or loss is recognized. On the retirement or sale of a partial unit of proved property, the cost is charged to accumulated depreciation, depletion, and amortization with no resulting gain or loss recognized in income. A sale of an entire field is treated as discontinued operations. In 2010, we sold our interest in our Cinco Terry property and reflected the gain on sale and current and prior operating results as discontinued operations. In 2012, we sold our interest in Hunter Disposal, LLC, and reflected the gain on sale and current and prior operating results as discontinued operations. See "Note 7 - Discontinued Operations".
Certain balances in the consolidated financial statements and disclosures in the footnotes have been revised as a result of the sale of Eagle Ford Hunter, LLC on April 24, 2013, for inclusion in the Company's Registration Statement under the Securities Act of 1933 as filed on form S-4 to which these financial statements are included. The operating results of Eagle Ford Hunter, Inc. ("Eagle Ford Hunter"), which has historically been included as part of the U.S. Upstream operating segment, have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010. See "Revision to the Financial Statements" above for additional information.
Leasehold costs attributable to proved oil and gas properties are depleted by the unit-of-production method over total proved reserves. Capitalized development costs are depleted by the unit-of-production method over producing proved reserves. Depreciation, depletion, and amortization expense for oil and gas producing property and related equipment was $87.7 million, $30.8 million, and $8.3 million for the years ended December 31, 2012, 2011, and 2010, respectively.
Unproved oil and gas leasehold costs that are individually significant are periodically assessed for impairment of value by comparing current quotes and recent acquisitions, and taking into account management's intent, and a loss is recognized at the time of impairment by providing an impairment allowance. We recorded $70.6 million in unproved property impairment during the year ended December 31, 2012, comprised of $62.2 million, $7.0 million, and $1.4 million in our Williston and Appalachian Basins and south Texas properties, respectively. There was no unproved property impairment for the years ended December 31, 2011 and 2010.
Capitalized costs related to proved oil and gas properties, including wells and related equipment and facilities, are evaluated for impairment quarterly based on an analysis of undiscounted future net cash flows. If undiscounted future net cash flows are insufficient to recover the net capitalized costs related to proved properties, then we recognize an impairment charge in income from operations equal to the difference between the net capitalized costs related to proved properties and their estimated fair values based on the present value of the related future net cash flows and other relevant market value data. Impairment of proved oil and gas properties is calculated on a field by field basis. An impairment is recorded when the estimated fair value of a field is determined to be less than the net capitalized cost of the field. We recorded $4.1 million in impairment charges for the year ended December 31, 2012, $3.9 million of which were related to the Williston Basin. We recorded $21.8 million in impairment charges to our proved properties held by Magnum Hunter Production, Inc., our wholly-owned subsidiary, for the year ended December 31, 2011, primarily due to a decline in natural gas prices. During the year ended December 31, 2010, we recorded $306,000 in impairment charges related to our Giddings Field proved property.
It is common for operators of oil and gas properties to request that joint interest owners pay for large expenditures, typically for drilling new wells, in advance of the work commencing. This right to call for cash advances is typically a provision of the joint operating agreement that working interest owners in a property adopt. We record these advance payments in Advances in our property account and reclassify amounts from this account when the actual expenditure is later billed to us by the operator.
If an unproved property is sold or the lease expires without identifying proved reserves, the cost of the property is charged to the impairment allowance. If a partial interest in an unproved property is sold, the amount received is treated as a reduction of the cost of the interest retained.

Estimates of Proved Oil and Gas Reserves
Estimates of Proved Oil and Gas Reserves
Estimates of our proved reserves included in this report are prepared in accordance with U.S. SEC guidelines for reporting corporate reserves and future net revenue. The accuracy of a reserve estimate is a function of:
·      the quality and quantity of available data;
·      the interpretation of that data;
·      the accuracy of various mandated economic assumptions; and
·      the judgment of the persons preparing the estimate.
Our proved reserve information included in this report was predominately based on evaluations reviewed by independent third party petroleum engineers. Estimates prepared by other third parties may be higher or lower than those included herein. Because these estimates depend on many assumptions, all of which may substantially differ from future actual results, reserve estimates will be different from the quantities of oil and gas that are ultimately recovered. In addition, results of drilling, testing and production after the date of an estimate may justify material revisions to the estimate.
In accordance with SEC requirements, we based the estimated discounted future net cash flows from proved reserves on the unweighted arithmetic average of the  prior 12-month commodity prices as of the first day of each of the months constituting the period and costs on the date of the estimate.
The estimates of proved reserves materially impact DD&A expense. If the estimates of proved reserves decline, the rate at which we record depreciation and depletion expense will increase, reducing future net income. Such a decline may result from lower market prices, which may make it uneconomic to drill for and produce from higher-cost fields.

Revenue Recognition
Revenue Recognition
Revenues associated with sales of crude oil, natural gas, and natural gas liquids are recognized when title passes to the customer, which is when the risk of ownership passes to the purchaser and physical delivery of goods occurs, either immediately or within a fixed delivery schedule that is reasonable and customary in the industry.
Revenues from the production of natural gas and crude oil from properties in which we have an interest with other producers are recognized based on the actual volumes sold during the period. Any differences between volumes sold and entitlement volumes, based on our net working interest, which are deemed to be non-recoverable through remaining production, are recognized as accounts receivable or accounts payable, as appropriate. Cumulative differences between volumes sold and entitlement volumes are generally not significant.
Revenues from field servicing activities are recognized at the time the services are provided and earned as provided in the various contract agreements. Gas gathering revenues are recognized at the time the natural gas is delivered at the destination point.

Accounts Receivable
Accounts Receivable
We recognize revenue for our production when the quantities are delivered to or collected by the respective purchaser. Prices for such production are defined in sales contracts and are readily determinable or estimable based on available data.
Accounts receivable from joint interest owners consist of joint interest owner obligations due within 30 days of the invoice date. Accounts receivable, oil and gas sales, consist of accrued revenues due under normal trade terms, generally requiring payment within 30 to 60 days of production. We review accounts receivable periodically and reduce the carrying amount by a valuation allowance that reflects our best estimate of the amount that may not be collectible.

Revenue Payable
Revenue Payable
Revenue payable represents amounts collected from purchasers for oil and gas sales which are either revenues due to other working or royalty interest owners or severance taxes due to the respective state or local tax authorities. Generally, we are required to remit amounts due under these liabilities within 30 days of the end of the month in which the related production occurred.

Lease Operating Expenses
Lease Operating Expenses

Lease operating expenses, including compressor rental and repair, pumpers' salaries, saltwater disposal, ad valorem taxes, insurance, repairs and maintenance, workovers and other operating expenses, are expensed as incurred. Transportation, gathering, and processing costs are expensed as incurred and included in lease operating expenses.

Lease Operating Expenses
Lease operating expenses, including compressor rental and repair, pumpers’ salaries, saltwater disposal, ad valorem taxes, insurance, repairs and maintenance, workovers and other operating expenses are expensed as incurred. Transportation, gathering, and processing costs are expensed as incurred and included in lease operating expenses.

Exploration and Abandonment Costs
Exploration and Abandonments

Exploration and abandonments include charges for capitalized leasehold costs associated with unproved properties that the Company has chosen not to develop and therefore has allowed or expects to allow leases to expire.

Exploration and Abandonment Costs
Exploration expenses include dry hole costs, delay rentals, and geological and geophysical costs. Abandonment costs are charges to leasehold costs associated with acreage that we chose not to develop and impair such costs or allow leases to expire, which ever occurs first.

Severance Taxes and Marketing Costs
Severance Taxes and Marketing Costs
Severance taxes are comprised of production taxes charged by most states on oil, natural gas, and natural gas liquids produced. These taxes are computed on the basis of volumes and/or value of production or sales. These taxes are usually levied at the time and place the minerals are severed from the producing reservoir. Marketing costs are those directly associated with marketing our production and are based on volumes.

Gas Transportation, Gathering, and Processing Costs		Gas Gathering and Processing Costs Gas gathering and processing costs are those costs associated with oil and gas gathering revenues of our midstream operations.
Dependence on Major Customers
Dependence on Major Customers
The Company's share of oil and gas production is sold to various purchasers who must be prequalified under the Company's credit risk policies and procedures. The Company records allowances for doubtful accounts based on the age of accounts receivables and the financial condition of its purchasers and, depending on facts and circumstances, may require purchasers to provide collateral or otherwise secure their accounts. The loss of any one significant purchaser could have a material, adverse effect on the ability of the Company to sell its oil and gas production in a certain region. Although we are exposed to a concentration of credit risk, we believe that all of our purchasers are credit worthy. See "Note 15 - Major Customers" for more information.

Dependence on Suppliers
Dependence on Suppliers
Our industry is cyclical, and from time to time there is a shortage of drilling rigs, fracture stimulation services, equipment, related supplies and qualified personnel. During these periods, the costs and delivery times of rigs, equipment and supplies are substantially greater. If the unavailability or high cost of drilling rigs, equipment, supplies or qualified personnel were particularly severe in the areas where we operate, we could be materially and adversely affected. We believe that there are potential alternative providers of drilling services and that it may be necessary to establish relationships with new contractors as our activity level increases and capital program grows. However, there can be no assurance that we can establish such relationships and that those relationships will result in increased availability of drilling rigs.

Gas Transportation, Gathering, Processing and Other Property
Gas Gathering, Processing and Other Equipment
Our gas gathering system assets and field servicing assets are carried at cost. We capitalize interest on expenditures for significant construction projects that last more than six months while activities are in progress to bring the assets to their intended use. Interest of $4.4 million was capitalized on our Eureka Hunter Gas Gathering System during the year ended 2012, and no interest was capitalized in 2011 or 2010. Depreciation of gas gathering system assets is provided using the straight line method over an estimated useful life of fifteen years. Depreciation of field servicing assets is provided using the straight line method over various useful lives ranging from three to ten years. Gain or loss on retirement or sale or other disposition of assets is included in income in the period of disposition.
Furniture, fixtures and equipment are carried at cost. Depreciation of furniture, fixtures and equipment is provided using the straight-line method over estimated useful lives ranging from five to fifteen years. Gain or loss on retirement or sale or other disposition of assets is included in other income in the period of disposition.

	December 31,
	2012	2011
	(In thousands)
Gas gathering, processing and other equipment	$218,656	$121,030
Less accumulated depreciation and depletion	(16,746)	(8,861)
Net capitalized costs	$201,910	$112,169

Depreciation expense for other property and equipment was $7.6 million, $8.8 million, and $52,000, for the years ended December 31, 2012, 2011, and 2010, respectively.
TransTex Hunter sells and leases gas treating and processing equipment, much of which is leased to third party operators for treating gas at the wellhead. The leases generally have a term of three years or less. The equipment under leases in place as of December 31, 2012 had terms for future payments extending as far as December 2014.

Deferred Financing Costs
Deferred Financing Costs
In connection with debt financings, we paid $20.3 million and $11.6 million in fees in the year ended December 31, 2012, and 2011, respectively. These fees were recorded as deferred financing costs and are being amortized over the life of the debt instrument using the straight line method for debt in the form of a line of credit and effective interest method for term loans.

Commodity and Financial Derivative Instruments
Commodity and Financial Derivative Instruments
We use commodity and financial derivative instruments, typically options and swaps, to manage the risk associated with fluctuations in oil and gas prices, and we account for these instruments in accordance with ASC 815 - Derivatives and Hedging. We also have an embedded derivative liability resulting from certain conversion features, redemption options, and other features of our Series A Convertible Preferred Units of Eureka Hunter Holdings, LLC and an embedded derivative asset resulting from the bifurcated conversion feature associated with the convertible note received as partial consideration upon the sale of Hunter Disposal, LLC. See "Note 4 – Fair Value of Financial Instruments", "Note 7 – Discontinued Operations", "Note 12 — Shareholders’ Equity", and "Note 17 – Related Party Transactions", for additional information.
Derivative instruments are recorded at fair value in the balance sheet as either an asset or liability, with those contracts maturing in the next twelve months classified as current, and those maturing thereafter as long-term. We recognize changes in the derivatives' fair values in earnings, as we have not designated our oil and gas price derivative contracts as cash flow hedges. We recognize the realized and unrealized gains and losses on a net basis within the “Gain (loss) on derivative contracts” line item within the “Other Income (expense)” section of the Consolidated Statement of Operations. Additionally, we separately disclose the “Realized gain (loss)” and “Unrealized gain (loss)” within the "Notes to the Consolidated Financial Statements" in accordance with ASC 815.

Investments
Investments
Investments are comprised of common and preferred stock of companies publicly traded on the TSX Venture Exchange and the NYSE MKT (formerly NYSE Amex) with quoted prices in active markets. On February 17, 2012, the Company received 1,846,722 restricted common shares of GreenHunter Resources, Inc., with a discounted carrying value of $1.3 million at December 31, 2012, and 88,000 shares of GreenHunter Resources, Inc. 10% Series C Preferred Stock, with a discounted fair value of $1.7 million at December 31, 2012, as partial consideration for the sale by our wholly-owned subsidiary, Triad Hunter, LLC, of its equity ownership interest in Hunter Disposal, LLC to GreenHunter Resources, Inc. The GreenHunter common stock investment is accounted for under the equity method within the scope of ASC 323: Investments - Equity Method. The Company initially accounted for its investment in GreenHunter’s Series C Preferred Stock under the cost method specified in ASC 325: Investments - Other. The preferred shares were cost basis investments from February 17, 2012 through July 31, 2012, since the preferred stock was not publicly traded and did not have a readily determinable fair value, and therefore ineligible for accounting under ASC 320: Investments - Debt and Equity Securities.

Beginning July 31, 2012, the GreenHunter Series C Preferred Stock is publicly traded with a readily determinable fair value and is classified as available for sale within the scope of ASC 320. Available-for-sale assets are included in Investments on our balance sheet and represent securities and other financial investments that are neither held for trading, nor held to maturity, nor held for strategic reasons, and that have a readily available market price. As such, the gains and losses resulting from marking available-for-sale investments to market are not included in net income but are reflected in other comprehensive income until they are realized.

Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets

During 2012, the Company recorded goodwill associated with the acquisition of the assets of TransTex Gas Services, LP, which represents the fair value of the acquired entity over the net amounts assigned to assets acquired and liabilities assumed. In accordance with GAAP, goodwill is not amortized to earnings, but is assessed annually in April for impairment, or whenever events or circumstances indicate that impairment of the carrying value of goodwill is likely. The Company has established April 1 as the annual testing date. If the carrying value of goodwill is determined to be impaired, it is reduced to its implied fair value with a corresponding charge to pretax earnings in the period in which it is determined to be impaired. Financial Accounting Standards Board ("FASB") Accounting Standards Update No. 2011-08, Intangibles - Goodwill and Other (Topic 350) permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The Company performed an interim evaluation of any triggering events, and none were determined to exist.

Intangible assets consist primarily of the fair value of the acquired gas treating agreements and customer relationships in the TransTex Gas Services, LP assets acquisition.  The intangible assets were valued at fair value using a discounted cash flow model with a discount rate of 13%.  Such assets will be amortized over the weighted average term of 8.5 years.  The customer relationships are being amortized with a 12.5 year life.

Assets Held for Sale
Assets Held for Sale
The Company agreed to exchange a drilling rig owned by Alpha Hunter Drilling, a subsidiary of Triad Hunter, LLC, as partial consideration toward the purchase of a new drilling rig. The trade in value of the rig is $500,000 and has been reclassified to assets held for sale as of December 31, 2012, and the remaining book value of the rig of $156,000 was written off as an expense.
As a result of the sale of Hunter Disposal, LLC, we reclassified the assets and liabilities of this entity to "Assets and Liabilities Held for Sale" and the gain on sale and all prior operating income and expense for this entity as discontinued operations.

Asset Retirement Obligation
Asset Retirement Obligation
Our asset retirement obligation primarily represents the estimated present value of the amount we will incur to plug, abandon and remediate our producing properties at the projected end of their productive lives, in accordance with applicable federal, state and local laws. We determine our asset retirement obligation by calculating the present value of estimated cash flows related to the obligation. The retirement obligation is recorded as a liability at its estimated present value as of the asset’s inception, with an offsetting increase to proved properties. Periodic accretion of discount of the estimated liability is recorded as accretion expense in the consolidated statements of operations.
Our liability is determined using significant assumptions, including current estimates of plugging and abandonment costs, annual inflation of these costs, the productive lives of wells and our risk-adjusted interest rate. Changes in any of these assumptions can result in significant revisions to the estimated asset retirement obligation. Our liability for current and long term asset retirement obligations were approximately $2.4 million and $28.3 million, respectively, at December 31, 2012, and $0.5 million and $20.1 million , respectively, at December 31, 2011. The liability for current asset retirement obligations is reported in other current liabilities. See "Note 9—Asset Retirement Obligations" to our consolidated financial statements for more information.

Share-Based Compensation
Share-Based Compensation
The Company estimates the fair value of share-based payment awards made to employees and directors, including stock options, restricted stock and matching contributions of stock to employees under our employee stock ownership plan, on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense ratably over the requisite service periods. Awards that vest only upon achievement of performance criteria are recorded only when achievement of the performance criteria is considered probable. We estimate the fair value of each share-based award using the Black-Scholes option pricing model or a lattice model. These models are highly complex and dependent on key estimates by management. The estimates with the greatest degree of subjective judgment are the estimated lives of the stock-based awards, the estimated volatility of our stock price, and the assessment of whether the achievement of performance criteria is probable.

Income Taxes
Income Taxes
Income taxes are accounted for in accordance with FASB ASC 740, under which deferred income taxes are recognized for the future tax effects of temporary differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities using the enacted statutory tax rates in effect at year-end. The effect on deferred taxes for a change in tax rates is recognized in earnings in the period that includes the enactment date. A valuation allowance for deferred tax assets is recorded when it is more likely than not that the benefit from the deferred tax asset will not be realized.
Uncertain Income Tax Positions
Under accounting standards for uncertainty in income taxes (ASC 740-10), a company recognizes a tax benefit in the financial statements for an uncertain tax position only if management's assessment is that the position is “more likely than not” (i.e., a likelihood greater than 50 percent) to be allowed by the tax jurisdiction based solely on the technical merits of the position. The term “tax position” in the accounting standards for income taxes refers to a position in a previously filed tax return or a position expected to be taken in a future tax return that is reflected in measuring current or deferred income tax assets and liabilities for interim or annual periods. We had no uncertain tax positions at December 31, 2012 or 2011.

Loss per Common Share
Net Income or Loss per Share

Basic net income or loss per common share is computed by dividing the net income or loss attributable to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted net income or loss per common share is calculated based on income from continuing operations and also considers the impact to net income and common shares for the potential dilution from stock options, stock purchase warrants and any outstanding convertible securities.

The Company has issued potentially dilutive instruments in the form of common stock options, common stock purchase warrants, Series E Preferred Stock, and restricted common stock granted and not yet issued.  We did not include the dilutive securities in our calculation of diluted loss per share during any of the periods presented herein, because to include them would have been anti-dilutive due to our loss from continuing operations during those periods.

Loss per Common Share
Basic net income or loss per common share is computed by dividing the net income or loss attributable to common shareholders by the weighted average number of shares of common stock outstanding during the period. Diluted net income or loss per common share is calculated in the same manner, but also considers the impact to net income and common shares for the potential dilution from stock options, stock warrants and any outstanding convertible securities.
We have issued potentially dilutive instruments in the form of our restricted common stock granted and not yet issued, common stock warrants, common stock options granted to our employees and directors, and our Series E Cumulative Convertible Preferred Stock. We did not include any of these instruments in our calculation of diluted loss per share during the period because to include them would be anti-dilutive due to our loss from continuing operations during the periods.

Regulated Activities
Regulated Activities
Energy Hunter Securities, Inc. is a wholly-owned subsidiary and is a registered broker-dealer and member of the Financial Industry Regulatory Authority. Among other regulatory requirements, it is subject to the net capital provisions of Rule 15c3-1 under the Securities Exchange Act of 1934, as amended. Because it does not hold customer funds or securities or owe money or securities to customers, Energy Hunter Securities, Inc. is required to maintain minimum net capital equal to the greater of $5,000 or 6.67% of its aggregate indebtedness. At December 31, 2012 and 2011, Energy Hunter Securities, Inc. had net capital of $61,074 and $49,000, respectively, and aggregate indebtedness of $38,926 and $132,000, respectively.
Sentra Corporation owns and operates distribution systems for retail sales of natural gas in south central Kentucky. Sentra Corporation’s gas distribution billing rates are regulated by Kentucky’s Public Service Commission based on recovery of purchased gas costs. We account for its operations based on the provisions of ASC 980-605, Regulated Operations–Revenue Recognition, which requires covered entities to record regulatory assets and liabilities resulting from actions of regulators.

Other Comprehensive Income (Loss)
Other Comprehensive Income (Loss)

The functional currency of our operations in Canada, the only country in addition to the United States in which we operate, is the Canadian dollar.  For purposes of consolidation, we translate the assets and liabilities of our Canadian subsidiary into U.S. dollars at current exchange rates while revenues and expenses are translated at the average rates in effect for the period.  The related translation gains and losses are included in accumulated other comprehensive income within shareholders’ equity on our consolidated balance sheets. As the Company considers undistributed earnings in Canada to be indefinitely reinvested in Canada, there is no tax effect of the translation.

Other Comprehensive Income (Loss)
The functional currency of our operations in Canada, the only country in addition to the United States in which we operate, is the Canadian dollar. For purposes of consolidation, we translate the assets and liabilities of our Canadian subsidiary into U.S. dollars at current exchange rates while revenues and expenses are translated at the average rates in effect for the period. The related translation gains and losses are included in accumulated other comprehensive income within shareholders’ equity on our consolidated balance sheets.

Discontinued Operations, Policy [Policy Text Block]
Discontinued Operations

Gain or loss on sold assets may be considered discontinued operations at the time the determination is made to reclassify the assets on the balance sheet as assets held for sale. However, income provided by assets held for sale may not be shown as discontinued operations if significant cash flows exist from any retained assets or if the Company has continued involvement in the same area.

Goodwill and Intangible Assets, Goodwill, Policy [Policy Text Block]
Goodwill

Goodwill represents the excess of the purchase price of an entity over the estimated fair value of the assets acquired and the liabilities assumed. The Company has goodwill of $30.6 million related to our midstream segment as a result of our acquisition of the assets of TransTex Gas Services, LP in April 2012.

Goodwill is assessed for impairment whenever events or circumstances indicate that impairment of the carrying value of goodwill is likely, but no less than annually. If the carrying value of goodwill is determined to be impaired, it is reduced for the impaired value with a corresponding charge to pretax earnings in the period in which it is determined to be impaired.

Prc Williston Llc [Member]
Segment Reporting Information
Basis of Presentation
Basis of Presentation

Our financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of our financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. These estimates are based on information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates under different assumptions and conditions. Significant estimates are required for proved oil and gas reserves which may have a material impact on the carrying value of oil and gas property.

Notes to the financial statements that would substantially duplicate the disclosure contained in the audited consolidated financial statements as reported in the 2012 annual report on Form 10-K for Magnum Hunter have been omitted.

Basis of Presentation

Our financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of our financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. These estimates are based on information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates under different assumptions and conditions.  Significant estimates are required for proved oil and gas reserves which, as described below under Estimates of Proved Oil and Gas Reserves, may have a material impact on the carrying value of oil and gas property.

Financial Instruments
Financial Instruments

The carrying amounts of financial instruments including accounts receivable, accounts payable and accrued liabilities, and accounts payable to Parent approximate fair value as of December 31, 2012 and 2011.

Inventory
Inventory
Commodities inventories are carried at the lower of average cost or market, on a first-in, first-out basis. The Company’s commodities inventories consist of oil held in storage. Any valuation allowances of commodities inventories are recorded as reductions to the carrying values of the commodities inventories included in the Company’s consolidated balance sheets and as charges to lease operating expense in the consolidated statements of operations.

Oil and Gas Properties
Oil and Gas Properties

Capitalized Costs

We follow the successful efforts method of accounting for our oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties and to drill and equip development wells and related asset retirement costs are capitalized. Costs to drill exploratory wells are capitalized pending determination of whether the wells have proved reserves. If we determine that the wells do not have proved reserves, the costs are charged to expense. There were no costs capitalized for exploratory wells pending the determination of proved reserves at either June 30, 2013 or 2012. Geological and geophysical costs, including seismic studies and costs of carrying and retaining unproved properties are charged to expense as incurred. We capitalize interest on expenditures for significant exploration and development projects that last more than six months while activities are in progress to bring the assets to their intended use. No interest was capitalized during the periods presented.

On the sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion, and amortization are eliminated from the property accounts, and the resultant gain or loss is recognized. On the retirement or sale of a partial unit of proved property, the cost is charged to accumulated depreciation, depletion, and amortization with a resulting gain or loss recognized in income.

Capitalized amounts attributable to proved oil and gas properties are depleted by the unit-of-production method over proved reserves using the unit conversion ratio of six Mcf of gas to one Bbl of oil and the ratio of forty-two Gal of natural gas liquids to one Bbl of oil. Well costs and related equipment are depleted over proved developed reserves, and leasehold costs are depleted over total proved reserves.

Capitalized costs related to proved oil and gas properties, including wells and related equipment and facilities, are evaluated for impairment based on an analysis of undiscounted future net cash flows. If undiscounted cash flows are insufficient to recover the net capitalized costs related to proved properties, then we recognize an impairment charge in income from operations equal to the difference between the net capitalized costs related to proved properties and their estimated fair values based on the present value of the related future net cash flows. We recorded $1.2 million impairment charges to our proved properties during the three and six months ended June 30, 2013 based on our analysis.

Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance in the Company's statement of operations. We recorded no impairment charges to unproved properties during the six months ended June 30, 2013 or 2012.

Oil and Gas Properties

Capitalized Costs

Our oil and gas properties consisted of the following:

	December 31,
	2012	2011
	(in thousands)
Unproved properties	$—	$10,298
Proved properties	33,800	36,164
Total costs	33,800	46,462
Less accumulated depreciation and depletion	(15,543)	(13,855)
Net capitalized costs	$18,257	$32,607

We follow the successful efforts method of accounting for our oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties and to drill and equip development wells and related asset retirement costs are capitalized. Costs to drill exploratory wells are capitalized pending determination of whether the wells have proved reserves. If we determine that the wells do not have proved reserves, the costs are charged to expense. There were no costs capitalized for exploratory wells pending the determination of proved reserves at either December 31, 2012 or 2011.  Geological and geophysical costs, including seismic studies and costs of carrying and retaining unproved properties are charged to expense as incurred. We capitalize interest on expenditures for significant exploration and development projects that last more than six months while activities are in progress to bring the assets to their intended use.  No interest was capitalized during the periods presented.

On the sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion, and amortization are eliminated from the property accounts, and the resultant gain or loss is recognized. On the retirement or sale of a partial unit of proved property, the cost is charged to accumulated depreciation, depletion, and amortization with a resulting gain or loss recognized in income.

Capitalized amounts attributable to proved oil and gas properties are depleted by the unit-of-production method over proved reserves using the unit conversion ratio of six Mcf of gas to one Bbl of oil and the ratio of forty-two Gal of natural gas liquids to one Bbl of oil.  Well costs and related equipment are depleted over proved developed reserves, and leasehold costs are depleted over total proved reserves.  Depreciation and depletion expense for oil and gas producing property and related equipment was $1.9 million, $1.9 million, and $2.3 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Capitalized costs related to proved oil and gas properties, including wells and related equipment and facilities, are evaluated for impairment based on an analysis of undiscounted future net cash flows. If undiscounted cash flows are insufficient to recover the net capitalized costs related to proved properties, then we recognize an impairment charge in income from operations equal to the difference between the net capitalized costs related to proved properties and their estimated fair values based on the present value of the related future net cash flows. We recorded an impairment charge to our proved properties of $2.3 million during the year ended December 31, 2012, we recorded no impairments for the year ended December 31, 2011, and we incurred an impairment charge to our proved properties of $17,000 for the year ended December 31, 2010 based on our analysis.

Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance in the Company’s statement of operations.  We recorded impairment to unproved properties of $10.5 million during the year ended December 31, 2012, and we did not record impairment during the years ended December 31, 2011, and 2010.

On the sale of an entire interest in an unproved property for cash or cash equivalent, gain or loss on the sale is recognized, taking into consideration the amount of any recorded impairment if the property had been assessed individually. If a partial interest in an unproved property is sold, the amount received is treated as a reduction of the cost of the interest retained.

Estimates of Proved Oil and Gas Reserves
Estimates of Proved Oil and Gas Reserves

Estimates of our proved reserves included in this report are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and SEC guidelines. The accuracy of a reserve estimate is a function of:

·                  the quality and quantity of available data;

·                  the interpretation of that data;

·                  the accuracy of various mandated economic assumptions;

·                  and the judgment of the persons preparing the estimate.

Our proved reserve information included in this report was predominately based on evaluations prepared by independent petroleum engineers. Estimates prepared by other third parties may be higher or lower than those included herein. Because these estimates depend on many assumptions, all of which may substantially differ from future actual results, reserve estimates will be different from the quantities of oil and gas that are ultimately recovered. In addition, results of drilling, testing and production after the date of an estimate may justify material revisions to the estimate.

In accordance with SEC requirements, we based the estimated discounted future net cash flows from proved reserves on the unweighted arithmetic average of the prior 12-month commodity prices as of the first day of each of the months constituting the period and costs on the date of the estimate. Future prices and costs may be materially higher or lower than these prices and costs which would impact the estimated value of our reserves.

The estimates of proved reserves may materially impact depreciation, depletion, and amortization (“DD&A”) expense. If the estimates of proved reserves decline, the rate at which we record depreciation and depletion expense will increase, reducing net income. Such a decline may result from lower estimated market prices.
Revenue Recognition

Revenues associated with sales of crude oil, natural gas, natural gas liquids and petroleum products, and other items are recognized when title passes to the customer, which is when the risk of ownership passes to the purchaser and physical delivery of goods occurs, either immediately or within a fixed delivery schedule that is reasonable and customary in the industry.

Revenues from the production of natural gas and crude oil properties in which we have an interest with other producers are recognized based on the actual volumes we sold during the period. Any differences between volumes sold and entitlement volumes, based on our net working interest, which are deemed to be non-recoverable through remaining production, are recognized as accounts receivable or accounts payable, as appropriate. Cumulative differences between volumes sold and entitlement volumes are generally not significant.

Cash

The Company’s cash is held by its Parent.  When the Company receives revenue, the cash is swept to Parent’s bank account and is applied against the accounts payable due to affiliate balance.  Parent will not request payment of the intercompany payable balance for at least one year after December 31, 2012.

Accounts Receivable

Accounts receivable consists of oil and gas sales, due under normal trade terms, generally requiring payment within 30 to 60 days of production.  Payments made on all accounts receivable are applied to the earliest unpaid items.  We review our accounts receivable periodically and reduce the carrying amount by a valuation allowance that reflects our best estimate of the amount that may not be collectible.  Based on our review, no allowance was warranted at either December 31, 2012 or 2011.

Production Costs

Production costs, including compressor rental and repair, pumpers’ salaries, saltwater disposal, ad valorem taxes, insurance, repairs and maintenance, expensed workovers and other operating expenses are expensed as incurred and included in lease operating expense on our consolidated statements of operations.

Severance Tax and Marketing

Severance taxes comprise production taxes charged by the state of North Dakota on oil and natural gas produced.  These taxes are computed on the basis of volumes and/or value of production or sales.  These taxes are usually levied at the time and place the minerals are severed from the producing reservoir.  Marketing costs are those directly associated with marketing our production and are based on volumes produced.

Exploration and abandonments

Exploration expenses include dry hole costs, delay rentals, and geological and geophysical costs. Abandonment costs are charges to leasehold costs associated with properties that we chose not to develop and impair such costs.

Dependence on Major Customers

For the years ended December 31, 2012, 2011, and 2010, we sold 99%; 98%; and 98%, respectively, of our oil and gas produced to Plains Marketing, L.P. (“Plains”), a subsidiary of Plains All American Pipeline, L.P. Additionally, substantially all of our accounts receivable related to oil and gas sales were due from Plains at December 31, 2012 and 2011. We believe that there are potential alternative purchasers and that it may be necessary to establish relationships with new purchasers if our production grows. However, there can be no assurance that we can establish such relationships and that those relationships will result in increased purchasers. Although we are exposed to a concentration of credit risk, we believe that Plains is credit worthy.

Dependence on Suppliers

Our industry is cyclical, and from time to time there is a shortage of drilling rigs, fracture stimulation services, equipment, supplies and qualified personnel. During these periods, the costs and delivery times of rigs, equipment and supplies are substantially greater. If the unavailability or high cost of drilling rigs, equipment, supplies or qualified personnel were particularly severe in the areas where we operate, we could be materially and adversely affected. We believe that there are potential alternative providers of drilling services and that it may be necessary to establish relationships with new contractors as our activity level and capital program grows. However, there can be no assurance that we can establish such relationships and that those relationships will result in increased availability of drilling rigs.

Asset Retirement Obligation
Asset Retirement Obligation

Our asset retirement obligation represents the present value of the estimated amount we will incur to plug, abandon and remediate our producing properties at the end of their productive lives, in accordance with applicable federal, state and local laws. We determine our asset retirement obligation by calculating the present value of estimated cash flows related to the liability. The retirement obligation is recorded as a liability at its estimated present value as of the asset’s inception, with an offsetting increase to proved properties. Periodic accretion of discount of the estimated liability is recorded as accretion expense in the consolidated statements of operations.

Our liability is determined using significant assumptions, including current estimates of plugging and abandonment costs, annual inflation of these costs, the productive lives of wells and our risk-adjusted interest rate. Changes in any of these assumptions can result in significant revisions to the estimated asset retirement obligation. See “Note 3 — Asset Retirement Obligations” to our financial statements for more information.

Income Taxes
Income Taxes

The Company is not subject to federal income taxes and does not have a tax sharing agreement or allocate taxes with its member. Therefore, no provision has been made for federal or state income taxes on the Company’s books. It is the responsibility of the member to report its share of taxable income or loss on its separate income tax return. Accordingly, no recognition has been given to federal or state income taxes in the accompanying financial statements.

Income Taxes

The Company is not subject to federal income taxes and does not have a tax sharing agreement or allocate taxes with its member.  Therefore, no provision has been made for federal or state income taxes on the Company’s books.  It is the responsibility of the member to report its share of taxable income or loss on its separate income tax return.  Accordingly, no recognition has been given to federal or state income taxes in the accompanying financial statements.

Based on management’s analysis, the Company did not have any uncertain tax positions as of December 31, 2012 or 2011.  The Company’s income tax returns for the periods subsequent to December 31, 2009 remain open for examination by taxing authorities.  Interest and penalties, and the associated tax expense related to uncertain tax positions, when applicable, will be recorded in income tax expense as the positions are recognized.  At December 31, 2012, and 2011, there were no material income tax interest or penalty items recorded in the statement of operations or as a liability on the balance sheet.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Property, Plant and Equipment [Line Items]
Schedule of discontinued operations
The operating results of Eagle Ford Hunter and Hunter Disposal for the three and six months ended June 30, 2013 and 2012, have been reclassified as discontinued operations in the consolidated statements of operations as detailed in the table below:

	Three Months Ended June 30,		Nine Months Ended Six Months Ended June 30,
	2013 (2)	2012 (1)	2013 (2)	2012 (1)
	(in thousands)
Revenues	$7,308	$16,496	$33,174	$32,286
Expenses	(1,258)	(10,223)	(10,513)	(20,913)
Other income (expense)	—	—	—	1
Income tax expense (3)	(8,453)	(3,857)	(8,453)	(3,857)
Income (loss) from discontinued operations, net of tax	(2,403)	2,416	14,208	7,517
Gain (loss) on sale of discontinued operations, net of taxes	172,452	—	172,452	2,224
Income from discontinued operations, net of taxes (4)	$170,049	$2,416	$186,660	$9,741
___________________________

(1)
In the second quarter of 2012, the Company revised its disclosure of discontinued operations to include adjustments reducing the gain on sale of Hunter Disposal. The revision included a tax adjustment of $1.4 million and an adjustment to discount the value of the GreenHunter shares received by $619,000. Management concluded that this revision was not material to the related March 31, 2012 financial statements.

(2)	Includes operations of Eagle Ford Hunter from January 1, 2013 through April 24, 2013, the date of the sale.

(3)
The book income tax charge for the three and six months ended June 30, 2013 relating to discontinued operation's gain for such period was $8.5 million, which is more than offset by the Company's current year deductions. In addition, an alternative minimum tax charge of $1.3 million also arose on the Eagle Ford Hunter sale.

The operating results of Eagle Ford Hunter, Inc. ("Eagle Ford Hunter"), which has historically been included as part of the U.S. Upstream operating segment, have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010 as

Schedule of inventory
The following table sets forth our materials and supplies inventory as of June 30, 2013 and December 31, 2012:

	June 30, 2013	December 31, 2012
	(in thousands)
Supplies and materials	$11,635	$1,096
Commodities	1,453	8,066
Inventory	$13,088	$9,162

Supplies included in other long term assets	$192	$3,464

Schedule of the Company's geological and geophysical costs and leasehold abandonments expense
The following table provides the Company's exploration and abandonment expense from continuing operations for the three and six months ended June 30, 2013 and 2012.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
	(in thousands)		(in thousands)
Leasehold impairments	$4,817	$—	$29,474	$4,885
Leasehold abandonment	—	9,024	4,695	12,810
Other	340	385	771	730
Total	$5,157	$9,409	$34,940	$18,425

The following table provides the Company's geological and geophysical costs and leasehold abandonments and impairment expense from continuing operations for 2012, 2011 and 2010:

	Year Ended December 31,
	2012	2011	2010
	(In thousands)
Geological and geophysical	$2,860	$1,537	$942
Leasehold abandonment	43,800	1,108	—
Leasehold impairments	70,556	—	—
	$117,216	$2,645	$942

Summary of changes in investments
Below is a summary of changes in investments for the years ended December 31, 2012 and 2011:

	Available for Sale Securities	Equity Method Investments	Cost Method Investments
	(in thousands)
Fair value at January 1, 2011	$—	$—	$—
Acquisition of available for sale securities	483	—	—
Change in fair value recognized in other comprehensive income	14	—	—
Fair value at December 31, 2011	497	—	—
Additional cost basis from acquisition	—	3,943	1,870
Transfers	1,770	—	(1,770)
Decrease in carrying amount return of capital	—	—	(100)
Equity in net loss recognized in other income (expense)	—	(1,333)	—
Impairment in carrying value of equity method investment recognized in other income (expense)	—	(538)	—
Change in fair value recognized in other comprehensive loss	(309)	—	—
Fair value as of December 31, 2012	$1,958	$2,072	$—

Summary of outstanding potentially dilutive securities
The following table summarizes the potentially dilutive securities outstanding as of June 30, 2013 and 2012:

	June 30,
	2013	2012
	(in thousands)
Dilutive:
Common stock options	1,962	7,294
Warrants	—	126
Restricted shares granted, not yet issued	—	19
Total dilutive	1,962	7,439
Anti-dilutive:
Common stock options	16,834	8,423
Warrants	13,376	13,392
Series E Preferred Stock	11,169	—
Total anti-dilutive	41,380	21,815

The following table summarizes the types of potentially dilutive securities outstanding as of December 31, 2012, 2011 and 2010:

	December 31,
	2012	2011	2010
	(in thousands)
Series E Preferred Stock	11,103	—	—
Warrants	13,376	13,526	963
Restricted shares granted, not yet issued	—	38	118
Common stock options	14,710	12,566	12,781
Total	39,189	26,130	13,862

Oil and natural gas properties
Property, Plant and Equipment [Line Items]
Capitalized costs of oil and gas properties and gas properties
Our oil and gas properties comprised the following:

	December 31,
	2012	2011
	(in thousands)
Mineral interests in properties:
Unproved leasehold costs	$645,164	$424,610
Proved leasehold costs	529,538	218,654
Wells and related equipment and facilities	652,188	349,533
Uncompleted wells, equipment and facilities	71,665	27,741
Advances to operators for wells in progress	9,563	4,437
Total costs	1,908,118	1,024,975
Less accumulated depreciation, depletion, and amortization	(185,615)	(62,010)
Net capitalized costs	$1,722,503	$962,965

Gas transportation, gathering, processing and other equipment
Property, Plant and Equipment [Line Items]
Capitalized costs of oil and gas properties and gas properties

	December 31,
	2012	2011
	(In thousands)
Gas gathering, processing and other equipment	$218,656	$121,030
Less accumulated depreciation and depletion	(16,746)	(8,861)
Net capitalized costs	$201,910	$112,169

Prc Williston Llc [Member] | Oil and natural gas properties
Property, Plant and Equipment [Line Items]
Capitalized costs of oil and gas properties and gas properties
Our oil and gas properties consisted of the following:

	December 31,
	2012	2011
	(in thousands)
Unproved properties	$—	$10,298
Proved properties	33,800	36,164
Total costs	33,800	46,462
Less accumulated depreciation and depletion	(15,543)	(13,855)
Net capitalized costs	$18,257	$32,607

FAIR VALUE OF FINANCIAL INSTRUMENTS (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Fair Value Disclosures [Abstract]
Schedule of inputs used to calculated fair value of convertible security embedded derivative
The key inputs used in the Black-Scholes option pricing model were as follows:

June 30, 2013
Life	3.6
Risk-free interest rate	1.17%
Estimated volatility	40%
Dividend	—
GreenHunter stock price at end of period	$0.80

The key inputs used in the Black-Scholes option pricing model were as follows:

	December 31, 2012
Life	4.1	years
Risk-free interest rate	0.67%
Estimated volatility	40%
Dividend	—
GreenHunter Resources Stock price at end of period	$1.61

Schedule of reconciliation of derivative assets and liabilities measured at fair value using significant unobservable inputs
The following table presents the changes in the fair value of the derivative assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2012:

	Embedded Derivatives
	Preferred Stock	Convertible Security
	(in thousands)
Fair value at December 31, 2011	$—	$—
Issued or acquired embedded derivative asset (liability)	(52,240)	405
Change in fair value recognized in other income (expense)	8,692	(141)
Fair value as of December 31, 2012	$(43,548)	$264

Fair value measurements on a recurring basis
The following tables present recurring financial assets and liabilities which are carried at fair value at June 30, 2013 and December 31, 2012:

	Fair Value Measurements on a Recurring Basis
	June 30, 2013
	(in thousands)
Assets	Level 1	Level 2	Level 3
Available for sale securities	$48,652	$—	$—
Commodity derivative assets	—	4,700	—
Convertible security derivative assets	—	—	53
Total assets at fair value	$48,652	$4,700	$53
Liabilities
Commodity derivative liabilities	$—	$2,429	$—
Convertible preferred stock derivative liabilities	—	—	55,948
Total liabilities at fair value	$—	$2,429	$55,948

	Fair Value Measurements on a Recurring Basis
	December 31, 2012
	(in thousands)
Assets	Level 1	Level 2	Level 3
Available for sale securities	$1,958	$—	$—
Commodity derivative assets	—	4,882	—
Convertible security derivative assets	—	—	264
Total assets at fair value	$1,958	$4,882	$264
Liabilities
Commodity derivative liabilities	$—	$7,477	$—
Convertible preferred stock derivative liabilities	—	—	43,548
Total liabilities at fair value	$—	$7,477	$43,548

The following tables present financial assets and liabilities which are adjusted to fair value on a recurring basis at December 31, 2012 and 2011:

	Fair Value Measurements on a Recurring Basis
	December 31, 2012
	(in thousands)
	Level 1	Level 2	Level 3
Available for sale securities	$1,958	$—	$—
Derivative assets	—	4,882	264
Total assets at fair value	$1,958	$4,882	$264
Derivative liabilities	$—	$7,477	$43,548
Total liabilities at fair value	$—	$7,477	$43,548

	Fair Value Measurements on a Recurring Basis
	December 31, 2011
	(in thousands)
	Level 1	Level 2	Level 3

Available for sale securities	$497	$—	$—
Derivative assets	—	6,924	—
Total assets at fair value	$497	$6,924	$—
Derivative liabilities	$—	$11,912	$—
Total liabilities at fair value	$—	$11,912	$—

Carrying amounts and fair values of long-term debt
The Company uses available market data and valuation methodologies to estimate the fair value of debt.  The carrying amounts and fair values of long-term debt are as follows:

		June 30, 2013		December 31, 2012
	Fair Value Hierarchy Level	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
		(in thousands)
Senior Notes (1)	2	$597,209	$622,320	$597,212	$613,500
MHR Senior Revolving Credit Facility (2)	1	$—	$—	$225,000	$225,000
Eureka Hunter Pipeline, LLC second lien term loan (3)	3	$50,000	$57,143	$50,000	$58,550
Equipment notes payable (3)	3	$22,462	$21,571	$18,548	$17,450

1.	The fair value of our Senior Notes is based on quoted market prices available to us for those periods.

2.	The carrying value of the MHR Senior Revolving Credit Facility approximates fair value as it is subject to short-term floating interest rates that approximate the rates available to us at such date.

3.
The fair value of each of (a) Eureka Hunter Pipeline's second lien term loan and (b) the equipment notes payable is the estimated cost to acquire the debt, including a credit spread for the difference between the issue rate and the period end market rate.

The carrying amounts and fair values of long-term debt are as follows:

	Fair Value	December 31, 2012		December 31, 2011
	Hierarchy Level	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Senior Notes (1)	2	$597,212	$613,500	$—	$—
MHR Senior Revolving Credit Facility (2)	1	225,000	225,000	142,000	142,000
Eureka Hunter Pipeline, LLC second lien term loan (3)	3	50,000	58,550	31,000	34,407
Magnum Hunter second lien term loan (2)	1	—	—	100,000	100,000
Equipment note payable (3) (4)	3	18,548	17,450	6,158	5,350

1.	The fair value of our Senior Notes is based on quoted market prices.

2.
The carrying value of each of the MHR Senior Revolving Credit Facility and Magnum Hunter's second lien term loan approximates fair value as it is subject to short-term floating interest rates that approximate the rates available to us at these dates.

3.
The fair value of (a) Eureka Hunter Pipeline’s second lien term loan and (b) equipment note payable, is the estimated cost to acquire the debt, including a credit spread for the difference between the issue rate and the period end market rate.  The credit spread is Eureka Hunter Pipeline’s default or repayment risk.  The credit spread (premium or discount) is determined by comparing fixed-rate notes and credit facility to new issuances (secured and unsecured) and secondary trades of similar size and credit statistics for both public and private debt.

4.	The Company has various inconsequential equipment notes outstanding at December 31, 2011 which carrying values approximate fair values and have been excluded from the table above.

Fair value measurements on a non-recurring basis
New fair value measurements of proved oil and natural gas properties during the year ended December 31, 2011 and 2012 consist of:

Fair Value Measurements on a Non-recurring Basis
	(Level 1)	(Level 2)	(Level 3)
	(In thousands)
Proved properties impaired (1)	$—	$—	$2,710
Acquisitions (2)	—	—	602,661
Total during 2011	$—	$—	$605,371

Proved properties impaired (1)	$—	$—	$58,082
Acquisitions (2)	—	—	532,150
Total during 2012	$—	$—	$590,232

(1) The Company recorded impairment charges of $4.1 million and $21.8 million during the years ended December 31, 2012 and 2011, respectively, as a result of writing down the carrying value of certain properties to fair value. In order to determine fair value, Magnum Hunter compares net capitalized costs of proved oil and natural gas properties to estimated undiscounted future net cash flows using management's expectations of economically recoverable reserves. If the net capitalized cost exceeds the undiscounted future net cash flows, Magnum Hunter impairs the net cost basis down to the discounted future net cash flows, which is management's estimate of fair value. Significant inputs used to determine the fair value include estimates of: (i) reserves; (ii) future operating and development costs; (iii) future commodity prices; and (iv) a market-based weighted average cost of capital rate. The underlying commodity prices embedded in the Company's estimated cash flows are the product of a process that begins with NYMEX forward curve pricing, adjusted for estimated location and quality differentials, as well as other factors that Magnum Hunter's management believes will impact realizable prices. The inputs used by management for the fair value measurements utilized in this review include significant unobservable inputs, and therefore, the fair value measurements employed are classified as Level 3 for these types of assets.

(2)Magnum Hunter records the fair value of assets and liabilities acquired in business combinations. During the year ended December 31, 2011, Magnum Hunter acquired oil and natural gas properties with a fair value of $602.7 million. During the year ended December 31, 2012, Magnum Hunter acquired oil and natural gas properties with a fair value of $532.2 million. Properties acquired are recorded at fair value, which correlates to the discounted future net cash flow. Significant inputs used to determine the fair value of proved properties include estimates of: (i) reserves; (ii) future operating and development costs; (iii) future commodity prices; and (iv) a market-based weighted average cost of capital rate. The underlying commodity prices embedded in the Company's estimated cash flows are the product of a process that begins with NYMEX forward curve pricing, adjusted for estimated location and quality differentials, as well as other factors that Magnum Hunter's management believes will impact realizable prices. For acquired unproved properties, the market-based weighted average cost of capital rate is subjected to additional project specific risking factors. The inputs used by management for the fair value measurements of these acquired oil and natural gas properties include significant unobservable inputs, and therefore, the fair value measurements employed are classified as Level 3 for these types of assets.

Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Table Text Block]
The following table presents a reconciliation of the financial derivative asset and liability measured at fair value using significant unobservable inputs for the six month period ended June 30, 2013:

	Preferred Stock Embedded Derivative Liability	Convertible Security Embedded Derivative Asset
	(in thousands)
Fair value at December 31, 2012	$(43,548)	$264
Issuance of derivative liability	(6,960)	—
Increase (decrease) in fair value recognized in other income (expense)	(5,440)	(211)
Fair value as of June 30, 2013	$(55,948)	$53

ACQUISITIONS (Tables)	12 Months Ended
Dec. 31, 2012
Acquisitions
Summary of revenue and operating income (loss) from the acquisitions
The following summarizes the revenue and operating income (loss) from the acquisitions included in our consolidated statements of operations for the years ended December 31, 2012 and 2011:

	For the year ended December 31,
	2012		2011
	Revenues	Operating Income (loss)	Revenues	Operating Income (loss)
	(in thousands)		(in thousands)
NGAS acquisition	$19,611	$18,453	$16,581	$(28,698)
NuLoch acquisition	64,045	(66,862)	18,524	901
Eagle Operating assets	5,500	(3,019)
TransTex assets	7,014	(393)
Baytex Energy USA assets	18,430	(6,649)
VIRCO acquisition	1,094	450

Schedule of pro forma information

	Pro Forma
	For the Year Ended December 31,
	2012	2011
	(in thousands, unaudited)
Total revenue	$290,328	$160,746
Operating loss	(135,014)	(56,441)
Net loss	(151,946)	(105,412)
Net loss attributable to Magnum Hunter Resources Corporation	(147,933)	(105,661)
Net loss attributable to common shareholders	$(189,906)	$(136,889)
Loss per common share, basic and diluted	(1.21)	(0.92)

NGAS Resources, Inc.
Acquisitions
Summary of purchase price and fair value of the net assets acquired
The following table summarizes the purchase price and the fair values of the net assets from NGAS acquired (in thousands, except share per share information):

Fair value of total purchase price:
6,635,478 shares of common stock issued on April 13, 2011 at $7.99 per share	$53,017
Senior credit facility paid off at closing	33,282
NGAS 6% convertible notes paid off in cash at closing	13,683
Contract payment in cash	12,929
Other long-term debt assumed	6,160
350,626 shares of common stock issued for change in control payments at $7.99 per share	2,802
Tax on change of control payments paid in cash	1,363
Common stock warrants settled in cash	1,044
Common stock warrants issued in conversion of NGAS warrants	190
Total	$124,470
Amounts recognized for assets acquired and liabilities assumed:
Working capital deficit	$(11,028)
Oil and gas properties	135,121
Equipment and other fixed assets	9,055
Asset retirement obligation	(8,678)
Total	$124,470
Working capital deficit assumed:
Cash	$1,908
Accounts receivable	3,662
Prepaid Expenses	416
Inventory	278
Accounts payable	(9,009)
Revenue payable	(1,547)
Payroll tax payable	(206)
Advances	(3,751)
Deferred compensation	(379)
Accrued Liabilities	(2,400)
Total working capital deficit assumed	$(11,028)

NuLoch Resources
Acquisitions
Summary of purchase price and fair value of the net assets acquired
The following table summarizes the purchase price and the estimates of the fair values of the net assets of NuLoch acquired (in thousands except shares and per share amounts):

Fair value of total purchase price:
38,131,846 shares of common stock issued on May 3, 2011 at $7.40 per share	$282,175
4,275,998 exchangeable shares at $7.40 per share	31,643
Debt assumed	18,770
Net deferred tax liability	97,912
Total	$430,500
Amounts recognized for assets acquired and liabilities assumed:
Working capital deficit	$(20,711)
Oil and gas properties	447,540
Equipment and other fixed assets	5,167
Asset retirement obligation	(1,496)
Total	$430,500
Working capital deficit assumed:
Cash	$640
Accounts receivable	5,951
Prepaid expenses	359
Accounts payable	(27,661)
Total working deficit assumed	$(20,711)

Eagle Operating, Inc.
Acquisitions
Summary of purchase price and fair value of the net assets acquired
The acquisition was accounted for using the acquisition method of accounting, which requires the net assets acquired to be recorded at their fair values. The following table summarizes the purchase price and the estimates of fair values of the net assets acquired (in thousands, except shares and per share information):

Fair value of total purchase price:
296,859 shares of common stock issued on March 30, 2012 at $6.41 per share	$1,902
Cash	50,974
Total	$52,876
Amounts recognized for assets acquired and liabilities assumed:
Oil and gas properties	$54,832
Asset retirement obligation	(1,956)
Total	$52,876

Trans Tex Gas Services
Acquisitions
Summary of purchase price and fair value of the net assets acquired
The following table summarizes the purchase price and the estimates of fair values of the net assets acquired from TransTex (in thousands):

Fair value of total purchase price:
Cash	$46,047
Eureka Hunter Holdings Class A Common Units	12,453
Total	$58,500
Amounts recognized for assets acquired and liabilities assumed:
Working capital	$525
Equipment and other fixed assets	15,575
Other assets	1,306
Goodwill (Note 8)	30,602
Intangible assets (Note 8)	10,492
Total	$58,500

Baytex
Acquisitions
Summary of purchase price and fair value of the net assets acquired
The following table summarizes the purchase price and the preliminary estimates of fair values of the net assets acquired (in thousands):

Fair value of total purchase price:
Cash	$312,018
Total	$312,018
Amounts recognized for assets acquired and liabilities assumed:
Oil and gas properties	$312,294
Asset retirement obligation	(276)
Total	$312,018

Viking International Resources Co., Inc
Acquisitions
Summary of purchase price and fair value of the net assets acquired
The following table summarizes the purchase price and the preliminary estimates of fair values of the net assets acquired (in thousands):

Fair value of total purchase price:
Cash	$37,349
2,774,850 depositary shares evidencing Series E Preferred Stock issued on November 2, 2012, valued at $23.50 per share	65,209
Escrow settlement	(1,750)
Total	$100,808
Amounts recognized for assets acquired and liabilities assumed:
Oil and gas properties	$110,224
Current assets	1,676
Equipment and other fixed assets	970
Accounts payable and accrued expenses	(3,928)
Other long-term liabilities	(2,362)
Asset retirement obligation	(5,772)
Total	$100,808

FINANCIAL INSTRUMENTS AND DERIVATIVES (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Schedule of commondity derivatives
As of June 30, 2013, we had the following derivative instruments in place:

			Weighted Average
Natural Gas	Period	MMBTU/day	Price per MMBTU
Collars	Jul 2013 - Dec 2013	12,500	$4.50 - $5.96
Swaps	Jul 2013 - Dec 2013	25,500	$3.64
	Jan 2014 - Dec 2014	5,000	$4.26
Ceilings purchased (call)	Jul 2013 - Dec 2013	10,000	$6.00
	Jan 2014 - Dec 2014	10,000	$6.15
Ceilings sold (call)	Jan 2014 - Dec 2014	26,000	$5.47
Floors purchased (put)	Jul 2013 - Dec 2013	10,000	$4.25
Floors sold (put)	Jan 2014 - Dec 2014	10,000	$3.75
			Weighted Average
Crude Oil	Period	Bbls/day	Price per Bbl
Collars	Jul 2013 - Dec 2013	2,763	$81.38 - $97.61
	Jan 2014 - Dec 2014	663	$85.00 - $91.25
	Jan 2015 - Dec 2015	259	$85.00 - $91.25
Three-way collars (1)	Jul 2013 - Dec 2013	2,000	$60.63 - $80.00 - $100.00
	Jan 2014 - Dec 2014	4,000	$64.94 - $85.00 - $102.50
Three-way collars (2)	Jul 2013 - Dec 2013	763	$65.00 - $91.25 - $101.25
Swaps	Jul 2013 - Dec 2013	5,450	$92.72
Ceilings purchased (call)	Jul 2013 - Dec 2013	2,250	$100.00
Ceilings sold (call)	Jan 2015 - Dec 2015	1,570	$120.00
Floors purchased (put)	Jul 2013 - Dec 2013	1,750	$90.00
Floors sold (put)	Jul 2013 - Dec 2013	5,438	$76.03
	Jan 2014 - Dec 2014	663	$65.00
	Jan 2015 - Dec 2015	259	$70.00
(1) These three-way collars are a combination of three options: a sold call, a purchased put and a sold put

(2) This three-way collar is a combination of three options: a sold call, a purchased call and a sold put

The table below is a summary of our commodity derivatives as of December 31, 2012:

			Weighted Avg
Natural Gas	Period	MMBTU/day	Price per MMBTU
Collars	Jan 2013 - Dec 2013	12,500	$4.50 - $5.96(1)
Swaps	Jan 2013 - Dec 2013	15,500	$3.52
Ceilings sold (call)	Jan 2014 - Dec 2014	16,000	$5.91
			Weighted Avg
Crude Oil	Period	Bbls/day	Price per Bbl
Collars	Jan 2013 - Dec 2013	2,763	$81.38 - $97.61
Three-way collar (2)	Jan 2014 - Dec 2014	663	$65.00 - $85.00 - $91.25
Three-way collar (2)	Jan 2015 - Dec 2015	259	$70.00 - $85.00 - $91.25
Three-way collar (2)	Jan 2013 - Dec 2013	2,000	$60.63 - $80.00 - $100.00
Three-way collar (2)	Jan 2014 - Dec 2014	4,000	$64.94 - $85.00 - $102.50
Three-way collar (3)	Jan 2013 - Dec 2013	763	$65.00 - $91.25 - $101.25
Swaps	Jan 2013 - Dec 2013	1,000	$91.46
Floors sold (put)	Jan 2013 - Dec 2013	1,438	$65.00

(1) Weighted averages prices for sold put and sold call, respectively.
(2) These three-way collars are a combination of three options: a sold put, a purchased put, and a sold call.
(3) This three-way collar is a combination of three options: a sold put, a purchased call, and a sold call.

Schedule of fair value of derivative contracts
The following table summarizes the fair value of our commodity derivative contracts as of the dates indicated:

		Gross Derivative Assets		Gross Derivative Liabilities
Derivatives not designated as hedging instruments	Balance Sheet Classification	June 30, 2013	December 31, 2012	June 30, 2013	December 31, 2012
		(in thousands)
Commodity
	Current assets - derivatives	$3,152	$4,882	$—	$—
	Derivatives and other long term assets	1,548	—	—	—
	Derivatives and other current liabilities	—	—	(2,254)	(3,501)
	Derivatives and other long term liabilities	—	—	(175)	(3,976)
Total commodity		$4,700	$4,882	$(2,429)	$(7,477)
Financial
	Derivative assets - current	$53	$264	$—	$—
	Derivative liabilities - long term	—	—	(55,948)	(43,548)
Total financial		$53	$264	$(55,948)	$(43,548)

The following table summarizes the fair value of our derivative contracts as of the dates indicated:

	Derivatives not designated as hedging instruments
	Gross Derivative Assets		Gross Derivative Liabilities
	December 31,		December 31,
	2012	2011	2012	2011
Commodity	(In thousands)
Derivative assets - current	$4,882	$5,732	$—	$—
Derivatives and other long term assets	—	1,192	—	—
Derivative and other current liabilities	—	—	(3,501)	(5,800)
Derivative liabilities - long term	—	—	(3,976)	(6,112)
Total commodity	$4,882	$6,924	$(7,477)	$(11,912)

Financial
Derivative assets - current	$264	$—	$—	$—
Derivative liabilities - long term	—	—	(43,548)	—
Total financial	$264	$—	$(43,548)	$—

Schedule of net gain (loss) on derivative contracts
 The following table summarizes the realized and unrealized gains and losses on change in fair value of our derivative contracts as of the dates indicated:

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(in thousands)
Realized gain (loss)	$(1,261)	$4,251	$(305)	$5,738
Unrealized gain (loss)	7,661	13,853	(786)	13,469
Net gain (loss)	$6,400	$18,104	$(1,091)	$19,207

The following table summarizes the net gain (loss) on all derivative contracts included in other income (expense) on the consolidated statements of operations for the years ended December 31, 2012, 2011 and 2010:

	For the Year Ended December 31,
	2012	2011	2010
	(in thousands)
Realized gain (loss)	$11,294	$(2,136)	$3,877
Unrealized gain (loss)	10,945	(4,210)	(3,063)
Net gain (loss) on derivative contracts	$22,239	$(6,346)	$814

DISCONTINUED OPERATIONS (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Discontinued operations
Discontinued Operations
The operating results of Eagle Ford Hunter and Hunter Disposal for the three and six months ended June 30, 2013 and 2012, have been reclassified as discontinued operations in the consolidated statements of operations as detailed in the table below:

	Three Months Ended June 30,		Nine Months Ended Six Months Ended June 30,
	2013 (2)	2012 (1)	2013 (2)	2012 (1)
	(in thousands)
Revenues	$7,308	$16,496	$33,174	$32,286
Expenses	(1,258)	(10,223)	(10,513)	(20,913)
Other income (expense)	—	—	—	1
Income tax expense (3)	(8,453)	(3,857)	(8,453)	(3,857)
Income (loss) from discontinued operations, net of tax	(2,403)	2,416	14,208	7,517
Gain (loss) on sale of discontinued operations, net of taxes	172,452	—	172,452	2,224
Income from discontinued operations, net of taxes (4)	$170,049	$2,416	$186,660	$9,741
___________________________

(1)
In the second quarter of 2012, the Company revised its disclosure of discontinued operations to include adjustments reducing the gain on sale of Hunter Disposal. The revision included a tax adjustment of $1.4 million and an adjustment to discount the value of the GreenHunter shares received by $619,000. Management concluded that this revision was not material to the related March 31, 2012 financial statements.

(2)	Includes operations of Eagle Ford Hunter from January 1, 2013 through April 24, 2013, the date of the sale.

(3)
The book income tax charge for the three and six months ended June 30, 2013 relating to discontinued operation's gain for such period was $8.5 million, which is more than offset by the Company's current year deductions. In addition, an alternative minimum tax charge of $1.3 million also arose on the Eagle Ford Hunter sale.

The operating results of Eagle Ford Hunter, Inc. ("Eagle Ford Hunter"), which has historically been included as part of the U.S. Upstream operating segment, have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010 as

Hunter Disposal LLC [Member]
Discontinued operations
Discontinued Operations
The operating results of Hunter Disposal, LLC and the Cinco Terry property have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010 as detailed in the table below:

	(1)Year Ended December 31,
	2012	2011	2010
	(in thousands)
Revenues	$2,400	$13,047	$6,486
Operating expenses	(2,047)	(10,049)	(3,687)
Income tax expense and other	(123)	(21)	(449)
Gain on sale of discontinued operations (net of tax of $1.3 million)	2,409	—	6,660
Income from discontinued operations, net of tax	$2,639	$2,977	$9,010

(1)   Year ended 2012 represents operations from January 1, 2012 through February 17, 2012, the date of sale.

Eagle Ford Hunter
Discontinued operations
Discontinued Operations
The operating results of Eagle Ford Hunter, Inc. ("Eagle Ford Hunter"), which has historically been included as part of the U.S. Upstream operating segment, have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010 as detailed in the table below:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Revenues	$72,111	$20,240	$741
Operating expenses	(45,880)	(13,694)	(610)
Income tax expense and other	(9,180)	(2,291)	—
Income from discontinued operations, net of tax	$17,051	$4,255	$131

DIVESTITURES AND DISCONTINUED OPERATIONS (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Discontinued operations
Schedule of discontinued operations
The operating results of Eagle Ford Hunter and Hunter Disposal for the three and six months ended June 30, 2013 and 2012, have been reclassified as discontinued operations in the consolidated statements of operations as detailed in the table below:

	Three Months Ended June 30,		Nine Months Ended Six Months Ended June 30,
	2013 (2)	2012 (1)	2013 (2)	2012 (1)
	(in thousands)
Revenues	$7,308	$16,496	$33,174	$32,286
Expenses	(1,258)	(10,223)	(10,513)	(20,913)
Other income (expense)	—	—	—	1
Income tax expense (3)	(8,453)	(3,857)	(8,453)	(3,857)
Income (loss) from discontinued operations, net of tax	(2,403)	2,416	14,208	7,517
Gain (loss) on sale of discontinued operations, net of taxes	172,452	—	172,452	2,224
Income from discontinued operations, net of taxes (4)	$170,049	$2,416	$186,660	$9,741
___________________________

(1)
In the second quarter of 2012, the Company revised its disclosure of discontinued operations to include adjustments reducing the gain on sale of Hunter Disposal. The revision included a tax adjustment of $1.4 million and an adjustment to discount the value of the GreenHunter shares received by $619,000. Management concluded that this revision was not material to the related March 31, 2012 financial statements.

(2)	Includes operations of Eagle Ford Hunter from January 1, 2013 through April 24, 2013, the date of the sale.

(3)
The book income tax charge for the three and six months ended June 30, 2013 relating to discontinued operation's gain for such period was $8.5 million, which is more than offset by the Company's current year deductions. In addition, an alternative minimum tax charge of $1.3 million also arose on the Eagle Ford Hunter sale.

The operating results of Eagle Ford Hunter, Inc. ("Eagle Ford Hunter"), which has historically been included as part of the U.S. Upstream operating segment, have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010 as

Eagle Ford Hunter, Inc.
Discontinued operations
Schedule of discontinued operations
The operating results of Eagle Ford Hunter, Inc. ("Eagle Ford Hunter"), which has historically been included as part of the U.S. Upstream operating segment, have been reclassified as discontinued operations in the consolidated statements of operations for the years ended December 31, 2012, 2011, and 2010 as detailed in the table below:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Revenues	$72,111	$20,240	$741
Operating expenses	(45,880)	(13,694)	(610)
Income tax expense and other	(9,180)	(2,291)	—
Income from discontinued operations, net of tax	$17,051	$4,255	$131

GOODWILL AND INTANGIBLE ASSETS (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of Changes in Intangible Assets
The following table summarizes our changes in intangible assets during the year ended December 31, 2012:

	Amortization		December 31,
	Period		2012
			(in thousands)
Intangible assets, at beginning of the period			$—
Additions through acquisition:
Customer relationships	12.5	years	5,434
Trademark	11.0	years	859
Existing contracts	2.9	years	4,199
Total intangible assets			10,492
Accumulated amortization:
Customer relationships			(326)
Trademark			(58)
Existing contracts			(1,127)
Intangible assets, net of accumulated amortization			$8,981

Schedule of Amortization of Intangible Assets Over the Next Five Years	The following table summarizes the aggregate amortization of intangible assets over the next five years:

(in thousands)
2013	$1,964
2014	$1,810
2015	$837
2016	$513
2017	$513
Thereafter	$3,345

ASSET RETIREMENT OBLIGATIONS (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Segment Reporting Information
Summary of asset retirement obligation
The following table summarizes the Company’s asset retirement obligation activities during the six month period ended June 30, 2013:

Six Months Ended June 30, 2013
(in thousands)
Asset retirement obligation at beginning of period	$30,680
Liabilities incurred	90
Liabilities settled	(355)
Accretion expense	1,136
Revisions in estimated liabilities (1)	1,935
Effect of foreign currency translation	(129)
Asset retirement obligation at end of period	33,357
Less: current portion (included in other liabilities)	(3,099)
Asset retirement obligation at end of period	$30,258
 (1) $1.5 million of the revisions in estimated liabilities is related to change in assumptions used with respect to certain wells in Williston Basin US and Tableland Canada.

The following table summarizes the Company’s asset retirement obligation transactions during the years ended December 31:

	2012	2011
	(in thousands)
Asset retirement obligation, beginning of period	$20,584	$4,455
Assumed in acquisition	8,027	10,174
Accretion expense	1,671	882
Liabilities incurred	373	688
Revisions in estimated liabilities	76	1,766
Foreign currency adjustment	16	—
Liabilities settled	(80)	(14)
Correction of prior year error	—	2,660
Associated with property sales	13	(27)
Asset retirement obligation, end of period	30,680	20,584
Less: current portion included in other current liabilities	2,358	495
Asset retirement obligation, end of period	$28,322	$20,089

Prc Williston Llc [Member]
Segment Reporting Information
Schedule of Change in Asset Retirement Obligation [Table Text Block]
The following table summarizes the Company’s asset retirement obligation transactions during the six months ended June 30, 2013:

Six Months Ended June 30, 2013
(in thousands)
Asset retirement obligation at beginning of period	$2,163
Accretion expense	62
Revisions in estimated liabilities	49
Asset retirement obligation at end of period	2,274
Less: current portion	(936)
Asset retirement obligation at end of period	$1,338

The following table summarizes the Company’s asset retirement obligation transactions during the years ended December 31:

	(in thousands)
	2012	2011
Asset retirement obligation at beginning of period	$1,983	$1,827
Accretion expense	180	156
Asset retirement obligation at end of period	2,163	1,983
Less: current portion	(889)	—
Asset retirement obligation at end of period	$1,274	$1,983

LONG-TERM DEBT (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Debt Disclosure [Abstract]
Details of notes payable
Long-term debt at June 30, 2013 and December 31, 2012 consisted of the following:

	June 30, 2013	December 31, 2012
	(in thousands)
Senior Notes payable due May 15, 2020, interest rate of 9.75%, net of unamortized net discount of $2.8 million at June 30, 2013 and December 31, 2012	$597,209	$597,212
Various equipment and real estate notes payable with maturity dates January 2015 - April 2021, interest rates of 4.25% - 5.70%	22,462	18,548
Eureka Hunter Pipeline, LLC second lien term loan due August 16, 2018, interest rate of 12.5%	50,000	50,000
MHR Senior Revolving Credit Facility due April 13, 2016, interest rate of 2.96% at June 30, 2013 and 3.56% at December 31, 2012	—	225,000
	$669,671	890,760
Less: current portion	(4,353)	(3,991)
Total long-term debt obligations, net of current portion	$665,318	886,769

Notes payable at December 31, 2012 and 2011 consisted of the following:

	(in thousands)
	2012	2011
Senior Notes Payable due May 15, 2020, interest rate of 9.75%, net of unamortized discount of $2.8 million	$597,212	$—
Various equipment and real estate notes payable with maturity dates February 2015 - November 2017, interest rates of 4.25% - 5.70%	18,548	17,389
Eureka Hunter Pipeline, LLC second lien term loan due August 16, 2018, interest rate of 12.5%	50,000	31,000
Second lien term loan due October 13, 2016, interest rate of 8% (1)	—	100,000
Senior revolving credit facility due April 13, 2016, interest rate of 3.56% at December 31, 2012	225,000	142,000
	$890,760	$290,389
Less: current portion	(3,991)	(4,565)
Total long-term debt	$886,769	$285,824
(1)  The Company’s second lien term loan was paid in full in May 2012 in connection with the issuance of the Company’s Senior Notes.

Summary of approximate annual maturities of debt
The following table presents the scheduled or expected approximate annual maturities of debt, gross of unamortized discount:

(in thousands)
2013	$2,172
2014	4,369
2015	12,145
2016	2,627
2017	1,149
Thereafter	650,000
Total	$672,462
The following table presents the approximate annual maturities of debt, gross of unamortized discount:

(in thousands)
2013	$3,991
2014	4,368
2015	6,412
2016	227,628
2017	1,149
Thereafter	650,000
$893,548

Schedule of Interest Expense [Table Text Block]
The following table sets forth interest expense for the three and six month period ended June 30, 2013 and 2012, respectively:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
	(in thousands)
Interest expense incurred on debt	$17,149	$9,909	$35,043	$14,730
Amortization and write off of deferred financing costs	1,693	9,523	2,550	10,086
Total Interest Expense	$18,842	$19,432	$37,593	$24,816

SHARE-BASED COMPENSATION (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Summary of stock option and stock appreciation rights
A summary of common stock option activity for the six months ended June 30, 2013 and June 30, 2012 is presented below:

			Weighted Average Exercise Price per Share
	Six Months Ended June 30,
	2013	2012	2013	2012
	(in thousands)
Outstanding at beginning of period	14,847	12,566	$6.01	$5.64
Granted	4,363	—	$4.16	$—
Exercised	—	(831)	$—	$1.38
Forfeited	(413)	(403)	$6.61	$7.79
Outstanding at end of period	18,796	11,332	$5.56	$5.88
Exercisable at end of period	11,139	7,211	$5.72	$5.75

A summary of stock option and stock appreciation rights activity for the years ended December 31, 2012, 2011, and 2010 is presented below:

	2012		2011		2010
		Weighted-Average Exercise Price		Weighted-Average Exercise Price		Weighted-Average Exercise Price
	Shares		Shares		Shares
Outstanding at beginning of period	12,566,199	$5.64	12,779,282	$2.65	7,117,000	$0.93
Granted	4,978,750	$6.00	5,601,792	$7.74	5,892,332	$4.70
Exercised	(1,304,050)	$1.54	(5,479,250)	$0.92	(52,500)	$2.05
Forfeited or expired	(1,393,905)	$7.14	(335,625)	$3.40	(177,550)	$1.36
Outstanding at end of period	14,846,994	$6.01	12,566,199	$5.64	12,779,282	$2.65
Exercisable at end of the year	8,683,622	$5.97	6,915,471	$4.97	7,563,750	$1.29

Summary of non-vested options and stock appreciation rights
A summary of the Company’s non-vested options and stock appreciation rights as of December 31, 2012, 2011, and 2010 is presented below:

Non-vested Options	2012	2011	2010
Non-vested at beginning of period	5,650,782	5,215,532	2,340,250
Granted	4,978,750	5,601,792	5,892,332
Vested	(3,405,434)	(4,832,417)	(2,964,500)
Forfeited	(1,060,726)	(334,125)	(52,550)
Non-vested at end of period	6,163,372	5,650,782	5,215,532

Assumptions used in fair value method calculation
The assumptions used in the fair value method calculation for the six months ended June 30, 2013, are:

Weighted average fair value per option granted during the period (1)	$2.47
Assumptions: (2), (3)
Weighted average stock price volatility	77.77%
Weighted average risk free rate of return	0.70%
Weighted average expected term	4.51 years
  ____________________________

(1)	Calculated using the Black-Scholes fair value based method for service and performance based grants and the Lattice Model for market based grants.

(2)	Our estimated future forfeiture rate is 2.45%.

(3)	The Company does not pay dividends on its common stock.

The assumptions used in the fair value method calculations for the years ended December 31, 2012, 2011, and 2010 are disclosed in the following table:

	Year Ended December 31,
	2012	2011	2010
Weighted average fair value per option granted during the period (1)	$3.72	$4.28	$2.65
Assumptions (2) :
Weighted average stock price volatility (3)	82.64%	64.29%	79.32%
Weighted average risk free rate of return	0.77%	2.04%	1.78%
Weighted average estimated forfeiture rate (4)	—%	—%	—%
Weighted average expected term	4.51 years	6.36 years	4.24 years

(1)	Calculated using the Black-Scholes fair value based method for service and performance based grants and the Lattice Model for market based grants.
(2) The Company has not paid cash dividends on our common stock.
(3)	The volatility assumption was estimated based upon a blended calculation of historical volatility and implied volatility over the life of the awards.
(4)	For the years 2012, 2011 and 2010, the Company estimated forfeitures to be zero based on the majority of options being granted to executive officers who are less likely to forfeit shares.

Summary of non-vested shares
A summary of the Company’s non-vested common stock options and stock appreciation rights for the six months ended June 30, 2013 and June 30, 2012 is presented below:

	Six Months Ended June 30,
	2013	2012
	(in thousands)
Non-vested at beginning of period	6,163	5,651
Granted	4,363	—
Vested	(2,677)	(1,150)
Forfeited	(191)	(380)
Non-vested at end of period	7,657	4,121

A summary of the Company’s non-vested common shares granted under the Stock Incentive Plan as of December 31, 2012, 2011, and 2010 is presented below:

	2012		2011		2010
		Weighted-Average Exercise Price		Weighted-Average Exercise Price		Weighted-Average Exercise Price
Non-vested Shares	Shares		Shares		Shares
Non-vested at beginning of year	155,049	$4.43	300,074	$4.43	2,310,000	$0.44
Granted	69,791	$4.29	40,305	$5.45	253,930	$5.45
Vested	(159,815)	$4.46	(185,330)	$0.47	(2,263,856)	$0.47
Non-vested at end of year	65,025	$6.09	155,049	$4.43	300,074	$4.43

SHAREHOLDERS' EQUITY (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Equity [Abstract]
Summary of warrant activity
 A summary of warrant activity for the years ended December 31, 2012, 2011, and 2010 is presented below:

	2012		2011		2010
		Weighted -		Weighted -		Weighted -
		Average		Average		Average
	Shares	Exercise Price	Shares	Exercise Price	Shares	Exercise Price
Outstanding at beginning of year	13,525,832	$10.48	963,034	$2.91	8,577,688	$2.15
Granted	—	$—	13,391,655	$10.56	—	$—
Exercised, forfeited, or expired	(149,555)	$3.32	(828,857)	$2.97	(7,614,654)	$2.14
Outstanding at end of year	13,376,277	$10.56	13,525,832	$10.48	963,034	$2.91
Exercisable at end of year	13,376,277	$10.56	13,525,832	$10.48	963,034	$2.91

Summary of non-controlling interests
A summary of non-controlling interests in the Company for the years ended December 31, 2012, 2011, and 2010 is presented below:

	2012	2011	2010
	(in thousands)
Non-controlling interest at beginning of period	$2,196	$1,450	$1,321
Non-controlling interests acquired through acquisition of NGAS	—	497	—
Purchase of outstanding non-controlling interests	(497)	—	—
Issuance of shares of Eureka Hunter Holdings, LLC Common Units	12,453	—	—
Income (loss) attributable to non-controlling interest	(4,013)	249	129
Non-controlling interest at end of period	$10,139	$2,196	$1,450

Summary of dividends paid
A summary of the Company's preferred dividends expense for the three and six months ended June 30, 2013 and 2012 is presented below:

	For the three months		For the six months
	ended June 30,		ended June 30,
	2013	2012	2013	2012
	(in thousands)		(in thousands)
Dividend on Eureka Hunter Holdings Series A Preferred Units	$3,556	$2,426	$6,670	$2,446
Accretion of the carrying value of the Eureka Hunter Holdings Series A Preferred Units	1,696	842	3,164	1,030
Dividend on Series C Preferred Stock	2,562	2,562	5,124	5,124
Dividend on Series D Preferred Stock	4,424	2,375	8,807	4,260
Dividend on Series E Preferred Stock	1,890	—	3,852	—
Total dividends on Preferred Stock	$14,129	$8,205	$27,617	$12,860

A summary of dividends paid by the Company for the years ended December 31, 2012, 2011, and 2010 is presented below:

	2012	2011	2010
	(in thousands)
Dividend on Eureka Hunter Holdings, LLC Series A Preferred Units	$(8,090)	$—	$—
Dividend on Series B Preferred Stock	—	—	(131)
Dividend on Series C Preferred Stock	(10,248)	(10,248)	(2,336)
Dividend on Series D Preferred Stock	(11,699)	(3,759)	—
Dividend on Series E Preferred Stock	(894)	—	—
Total dividends on Preferred Stock	$(30,931)	$(14,007)	$(2,467)

INCOME TAXES (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Provision for income taxes
The Company's income tax benefit associated with continuing operations for the three and six months ended June 30, 2013 and 2012 was:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
	(in thousands)		(in thousands)
Deferred tax benefit	43,566	6,858	48,420	9,150
Income tax benefit	$43,566	$6,858	$48,420	$9,150

The total provision for income taxes applicable to continuing operations consists of the following:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Current income tax expense (benefit)
Various states	$—	$—	$—
Total current tax expense (benefit)	$—	$—	$—
Deferred income tax expense (benefit)
U.S. federal	(23,452)	(2,804)	—
Various states	(517)	(60)	—
Canada and various provinces	(8,227)	(123)	—
Total deferred tax expense (benefit)	$(32,196)	$(2,987)	$—
Total income tax expense (benefit)	$(32,196)	$(2,987)	$—

Reconciliation of the reported amount of income tax expense (benefit) to the amount of income tax expense that would result from applying domestic federal statutory tax rates to pretax income

The following is a reconciliation of the reported amount of income tax expense (benefit) attributable to continuing operations for the years ended December 31, 2012, 2011, and 2010 to the amount of income tax expense that would result from applying domestic federal statutory tax rates to pretax income:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Income tax expense (benefit) at statutory U.S. rate	$(56,831)	$(26,301)	$(5,520)
State income taxes	(3,708)	(4,641)	0
Effect of permanent differences	(555)	419	386
Foreign statutory tax rate differences	3,324	315	—
Tax effect of non-controlled	797	—	—
Other	7	—	—
Change in valuation allowance	24,770	27,221	5,134
Total continuing operations	(32,196)	(2,987)	0
Discontinued operations	10,601	2,291	—
Total tax expense (benefit)	$(21,595)	$(696)	$0

Schedule of Income before Income Tax, Domestic and Foreign [Table Text Block]
Income (loss) before income taxes was as follows:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Domestic	$(155,367)	$(84,169)	$(22,812)
Foreign	(33,240)	(2,462)	—
Income (loss) from continuing operations	(188,607)	(86,631)	(22,812)
Income (loss) from discontinued operations	26,585	9,523	2,481
Gain on sale of discontinued operations	3,706	—	6,660
Loss before income tax	$(158,316)	$(77,108)	$(13,671)

Components of deferred income taxes
The tax effects of temporary differences that gave rise to the Company's deferred tax assets and liabilities are presented below:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Deferred tax assets:
Net operating loss carry forwards	$193,310	$62,923	$21,520
Share-based compensation	7,950	10,247	3,091
Depletion carryforwards	997	972	972
Tax credits	53	26,340	—
Other	532	7,475	1,691
Deferred tax liabilities:
Property and equipment	(206,650)	(111,015)	(3,685)
Valuation allowances
Tax credits	(53)	(26,340)	—
Depletion carryforwards	(997)	(972)	—
Net operating losses	(69,400)	(51,523)	(23,589)
Other		$(13,406)
Net deferred tax	$(74,258)	$(95,299)	$—

Net deferred tax assets (liabilities) are allocated between current and non-current as follows:

	Year Ended December 31,
	2012	2011
	(in thousands)
Current deferred tax asset (liability)	$—	$—
Non-current deferred tax asset (liability)	(74,258)	(95,299)
Net deferred tax asset (liability) after valuation allowance	$(74,258)	$(95,299)

Reconciliation of unrecognized tax benefits
Following is a reconciliation of the total amounts of unrecognized tax benefits during the years ended December 31, 2012, 2011 and 2010:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Unrecognized tax benefits at January 1	—	—	—
Change in unrecognized tax benefits taken during a prior period	—	—	—
Change in unrecognized tax benefits taken during the current period (netted against the US net operating loss)	3,879	—	—
Decreases in unrecognized tax benefits from settlements with taxing authorities	—	—	—
Reductions to unrecognized tax benefits from lapse of statutes of limitations	—	—	—
Unrecognized tax benefits at December 31	3,879	—	—

MAJOR CUSTOMERS (Tables)	12 Months Ended
Dec. 31, 2012
Risks and Uncertainties [Abstract]
Schedule of percentages of the consolidated oil, NGL and gas revenues represented by major purchasers
The table below provides the percentages of the Company's consolidated oil, NGL and gas revenues represented by our major purchasers during the periods presented:

	Year Ended December 31,
	2012	2011	2010
Shell	21%	6%	—%
Trafigura	22%	12%	—%
DPI	9%	15%	—%
Plains Marketing, LP	7%	10%	33%
Clearfield Energy	5%	10%	23%
Ergon Oil	4%	8%	19%

OTHER INFORMATION (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Other Information
Details of unaudited summary financial results
The following tables set forth unaudited summary financial results on a quarterly basis for the most recent two years. The results for the quarter ended June 30, 2012, have been restated on Form 10-Q/A.

	Quarter Ended
	March 31,	June 30,	September 30,	December 31,	Year Ended
	2012
	(in thousands)
Total revenue	$42,329	$42,458	$49,611	$64,462	$198,860
Loss from operations (1)	(16,962)	(23,394)	(17,449)	(103,471)	(161,276)
Income from discontinued operations, net of tax	5,101	2,416	4,908	4,856	17,281
Gain on sale of discontinued operations, net of tax	2,409	—	—	—	2,409
Net loss attributable to Magnum Hunter Resources Corporation	(12,458)	(14,503)	(32,463)	(73,284)	(132,708)
Net loss attributable to common shareholders	$(17,052)	$(22,708)	$(42,283)	$(85,371)	$(167,414)
Basic and diluted loss per common share	$(0.13)	$(0.15)	$(0.25)	$(0.54)	$(1.07)

	2011
Total revenue	$11,884	$23,709	$24,271	$33,577	$93,441
Loss from operations	(2,973)	(16,871)	(16,657)	(33,428)	(69,929)
Income from discontinued operations, net of tax	285	1,873	2,167	2,907	7,232
Net loss attributable to Magnum Hunter Resources Corporation	(6,690)	(15,040)	2,000	(56,931)	(76,661)
Net loss attributable to common shareholders	$(9,298)	$(18,497)	$(1,952)	$(60,921)	$(90,668)
Basic and diluted loss per common share	$(0.12)	$(0.16)	$(0.01)	$(0.51)	$(0.80)

See "Oil and Gas Properties - Capitalized Costs" and "Exploration and Abandonment Costs," in "Note 3 - Summary of Significant Accounting Policies" for a discussion of proved and unproved property impairments.

1.
The quarter-ended December 31, 2012, loss from operations was primarily driven by exploration and abandonment expense. Management reviews leasehold acreage on a quarterly basis. During the quarter-ended December 31, 2012 management determined a significant portion of the non-core Williston Basin acreage would not be utilized as the Company planned to focus on assets that will provide a higher rate of return in 2013.

Details of operating activities by segment
The following tables set forth operating activities by segment for the three and six months ended June 30, 2013 and 2012, respectively.

	As of and for the Three Months Ended June 30, 2013
	(in thousands)
	U.S. Upstream	Canadian Upstream	Midstream and Marketing	Oilfield Services	Corporate Unallocated	Inter-segment Eliminations	Total
Revenues
Oil and gas sales	$57,923	$8,534	$—	$—	$—	$—	$66,457
Gas transportation, gathering, processing, and marketing	439	—	16,151	—	—	(2,177)	14,413
Oilfield services	—	—	—	3,693	—	(81)	3,612
Gain (loss) on sale of assets and other revenue	(439)	—	—	(3)	—	—	(442)
Total revenue	57,923	8,534	16,151	3,690	—	(2,258)	84,040
Expenses
Lease operating expenses	20,882	1,904	—	—	—	(2,177)	20,609
Severance taxes and marketing	4,446	406	—	—	—	—	4,852
Exploration and abandonments	3,546	1,611	—	—	—	—	5,157
Impairment of proved oil & gas properties	15,920	114	—	—	—	—	16,034
Gas transportation, gathering, processing, and marketing	—	—	13,414	—	—	—	13,414
Oilfield services	—	—	—	4,147	—	(81)	4,066
Depletion, depreciation, amortization and accretion	27,590	6,593	3,282	521	—	—	37,986
General and administrative	4,783	1,173	2,053	107	11,485	—	19,601
Total expenses	77,167	11,801	18,749	4,775	11,485	(2,258)	121,719
Interest income	80	776	—	—	1,550	(2,312)	94
Interest expense	(2,213)	(825)	(1,199)	(142)	(16,775)	2,312	(18,842)
Gain (loss) on derivative contracts,(net)	(167)	—	(5,169)	—	11,736	—	6,400
Other income (expense)	1,592	—	(226)	—	100	—	1,466
Total other income (expense)	(708)	(49)	(6,594)	(142)	(3,389)	—	(10,882)
Loss from continuing operations before income tax	(19,952)	(3,316)	(9,192)	(1,227)	(14,874)	—	(48,561)
Income tax benefit	913	708	—	—	41,945	—	43,566
Net loss from continuing operations	(19,039)	(2,608)	(9,192)	(1,227)	27,071	—	(4,995)
Income from discontinued operations, net of tax	6,050	—	—	—	(8,453)	—	(2,403)
Gain on sale of discontinued operations, net of tax	172,452	—	—	—	—	—	172,452
Net income (loss)	$159,463	$(2,608)	$(9,192)	$(1,227)	$18,618	$—	$165,054

Total segment assets	$1,413,296	$248,908	$248,964	$34,287	$98,469	$(8,004)	$2,035,920

	As of and for the Three Months Ended June 30, 2012
	(in thousands)
	U.S. Upstream	Canadian Upstream	Midstream and Marketing	Oilfield Services	Corporate Unallocated	Inter-segment Eliminations	Total
Revenues
Oil and gas sales	$29,712	$7,473	$—	$—	$—	$—	$37,185
Gas transportation, gathering, processing, and marketing	—	—	4,199	—	—	—	4,199
Oilfield services	—	—	—	1,392	—	(435)	957
Gain on sale of assets and other revenue	102	1	14	—	—	—	117
Total revenue	29,814	7,474	4,213	1,392	—	(435)	42,458
Expenses
Lease operating expenses	10,581	901	—	—	—	(782)	10,700
Severance taxes and marketing	2,180	560	—	—	—	—	2,740
Exploration and abandonments	5,831	3,578	—	—	—	—	9,409
Gas transportation, gathering and processing	—	—	1,971	—	—	—	1,971
Oilfield services	—	—	—	1,219	—	348	1,567
Depletion, depreciation, amortization and accretion	16,431	4,799	1,190	249	—	—	22,669
General and administrative	3,249	1,621	795	57	11,074	—	16,796
Total expenses	38,272	11,459	3,956	1,525	11,074	(434)	65,852
Interest income	30	767	—	—	28	(763)	62
Interest expense	(893)	—	(1,725)	(75)	(17,502)	763	(19,432)
Gain (loss) on derivative contracts, (net)	105	—	(1,350)	—	19,349	—	18,104
Other income (expense)	933	—	(2)	—	—	—	931
Total other income (expense)	175	767	(3,077)	(75)	1,875	—	(335)
Loss from continuing operations before income tax	(8,283)	(3,218)	(2,820)	(208)	(9,199)	(1)	(23,729)
Income tax benefit	6,063	795	—	—	—	—	6,858
Net loss from continuing operations	(2,220)	(2,423)	(2,820)	(208)	(9,199)	(1)	(16,871)
Income (loss) from discontinued operations, net of tax	2,416	—	—	—	—	—	2,416
Loss on sale of discontinued operations, net of tax	—	—	—	—	—	—	—
Net loss	$196	$(2,423)	$(2,820)	$(208)	$(9,199)	$(1)	$(14,455)

Total segment assets	$1,306,811	$243,965	$183,175	$12,493	$59,639	$(469)	$1,805,614

	As of and for the Six Months Ended June 30, 2013
	(in thousands)
	U.S. Upstream	Canadian Upstream	Midstream and Marketing	Oilfield Services	Corporate Unallocated	Inter-segment Eliminations	Total
Oil and gas sales	$97,711	$21,311	$—	$—	$—	$—	$119,022
Gas transportation, gathering, processing, and marketing	439	—	33,453	—	—	(3,583)	30,309
Oilfield services	—	—	—	7,424	—	(119)	7,305
Gain (loss) on sale of assets and other revenue	(416)	—	—	(3)	—	—	(419)
Total revenue	97,734	21,311	33,453	7,421	—	(3,702)	156,217
Lease operating expenses	32,724	3,637	—	—	—	(3,621)	32,740
Severance taxes and marketing	7,429	616	—	—	—	—	8,045
Exploration and abandonments	33,279	1,661	—	—	—	—	34,940
Impairment of proved oil & gas properties	15,920	114	—	—	—	—	16,034
Gas transportation, gathering, processing, and marketing	—	—	26,845	—	—	—	26,845
Oilfield services	—	—	—	7,482	—	(81)	7,401
Depletion, depreciation, amortization and accretion	44,186	16,026	5,969	859	—	—	67,040
General and administrative	8,526	2,143	3,290	471	27,477	—	41,907
Total expenses	142,064	24,197	36,104	8,812	27,477	(3,702)	234,952
Interest income	181	1,540	—	—	2,804	(4,320)	205
Interest expense	(4,167)	(1,498)	(2,038)	(231)	(33,979)	4,320	(37,593)
Gain (loss) on derivative contracts, (net)	(211)	—	(5,440)	—	4,560	—	(1,091)
Other income (expense)	2,599	—	(211)	—	100	—	2,488
Total other income (expense)	(1,598)	42	(7,689)	(231)	(26,515)	—	(35,991)
Loss from continuing operations before income tax	(45,928)	(2,844)	(10,340)	(1,622)	(53,992)	—	(114,726)
Income tax benefit	5,767	708	—	—	41,945	—	48,420
Net loss from continuing operations	(40,161)	(2,136)	(10,340)	(1,622)	(12,047)	—	(66,306)
Income from discontinued operations, net of tax	22,661	—	—	—	(8,453)	—	14,208
Gain on sale of discontinued operations, net of tax	172,452	—	—	—	—	—	172,452
Net income (loss)	$154,952	$(2,136)	$(10,340)	$(1,622)	$(20,500)	$—	$120,354
							—
Total segment assets	$1,413,296	$248,908	$248,964	$34,287	$98,469	$(8,004)	$2,035,920

	As of and for the Six Months Ended June 30, 2012
	(in thousands)
	U.S. Upstream	Canadian Upstream	Midstream and Marketing	Oilfield Services	Corporate Unallocated	Inter-segment Eliminations	Total
Oil and gas sales	$58,441	$16,526	$—	$—	$—	$—	$74,967
Gas transportation, gathering, processing, and marketing	—	—	5,360	—	—	—	5,360
Oilfield services	—	—	—	6,260	—	(1,646)	4,614
Gain (loss) on sale of assets and other revenue	104	1	17	(276)	—	—	(154)
Total revenue	58,545	16,527	5,377	5,984	—	(1,646)	84,787
Lease operating expenses	20,954	2,231	—	—	—	(1,645)	21,540
Severance taxes and marketing	4,361	1,198	—	—	—	—	5,559
Exploration and abandonments	14,845	3,580	—	—	—	—	18,425
Gas transportation, gathering, processing, and marketing	—	—	2,091	—	—	—	2,091
Oilfield services	—	—	—	3,567	—	—	3,567
Depletion, depreciation, amortization and accretion	30,598	9,618	1,658	448	—	—	42,322
General and administrative	6,215	2,313	1,107	106	21,898	—	31,639
Total expenses	76,973	18,940	4,856	4,121	21,898	(1,645)	125,143
Interest income	31	1,536	—	—	55	(1,526)	96
Interest expense	(1,681)	(1)	(3,007)	(158)	(21,495)	1,526	(24,816)
Gain (loss) on derivative contracts, (net)	105	—	(1,350)	—	20,452	—	19,207
Other income (expense)	1,967	—	(2)	—	—	—	1,965
Total other income (expense)	422	1,535	(4,359)	(158)	(988)	—	(3,548)
Income (loss) from continuing operations before income tax	(18,006)	(878)	(3,838)	1,705	(22,886)	(1)	(43,904)
Income tax benefit	8,937	213	—	—	—	—	9,150
Net income (loss) from continuing operations	(9,069)	(665)	(3,838)	1,705	(22,886)	(1)	(34,754)
Income from discontinued operations	7,163	—	—	354	—	—	7,517
Gain on sale of discontinued operations	—	—	—	2,224	—	—	2,224
Net income (loss)	$(1,906)	$(665)	$(3,838)	$4,283	$(22,886)	$(1)	$(25,013)

Total segment assets	$1,306,811	$243,965	$183,175	$12,493	$59,639	$(469)	$1,805,614

The following tables set forth operating activities by segment for the years ended December 31, 2012, 2011, and 2010.

	For the Year Ended December 31, 2012 (in thousands)
	U.S. Upstream	Canadian Upstream	Midstream	Oil Field Services	Corporate Unallocated	Intersegment Eliminations	Total
Oil and gas sales	$133,727	$39,556	$—	$—	$—	$—	$173,283
Gas transportation, gathering and processing	—	—	15,469	—	—	(2,429)	13,040
Oil field services	—	—	—	13,552	—	(1,219)	12,333
Gain (loss) on sale of assets and other revenue	363	(35)	473	(600)	—	3	204
Total revenue	134,090	39,521	15,942	12,952	—	(3,645)	198,860
Lease operating expenses	44,111	5,163	—	—	—	(3,590)	45,684
Severance taxes and marketing	8,416	2,371	—	—	—	—	10,787
Exploration and abandonments	80,375	36,841	—	—	—	—	117,216
Gas transportation, gathering and processing	—	—	7,908	—	—	120	8,028
Oil field services	—	—	—	10,420	—	(383)	10,037
Impairment of proved oil and gas properties	3,839	257	—	—	—	—	4,096
Depreciation, depletion, and accretion	65,041	27,461	5,963	967	—	468	99,900
General and administrative	30,680	2,043	3,798	418	27,137	312	64,388
Total expenses	232,462	74,136	17,669	11,805	27,137	(3,073)	360,136
Operating income (loss)	(98,372)	(34,615)	(1,727)	1,147	(27,137)	(572)	(161,276)
Interest income	200	3,096	—	—	3,483	(6,549)	230
Interest expense	(13,282)	(1,724)	(758)	(327)	(41,022)	5,267	(51,846)
Gain on derivative contracts	129	—	8,692	—	13,418	—	22,239
Other	2,745	2	(546)	(155)	—	—	2,046
Total other income (expense)	(10,208)	1,374	7,388	(482)	(24,121)	(1,282)	(27,331)
Income (loss) from continuing operations before income tax	(108,580)	(33,241)	5,661	665	(51,258)	(1,854)	(188,607)
Income tax benefit	23,977	8,219	—	—	—	—	32,196
Loss from continuing operations	(84,603)	(25,022)	5,661	665	(51,258)	(1,854)	(156,411)
Income from discontinued operations	17,051	—	—	230	—	—	17,281
Gain on sale of discontinued operations	2,409	—	—	—	—	—	2,409
Net income (loss)	(65,143)	(25,022)	5,661	895	(51,258)	(1,854)	(136,721)
Loss (income) attributable to non-controlling interest	4,173	—	(160)	—	—	—	4,013
Net income (loss) attributable to Magnum Hunter Resources Corporation	$(60,970)	$(25,022)	$5,501	$895	$(51,258)	$(1,854)	$(132,708)
Dividends on preferred stock	—	—	(11,864)	—	(22,842)	—	(34,706)
Net income (loss) attributable to common shareholders	$(60,970)	$(25,022)	$(6,363)	$895	$(74,100)	$(1,854)	$(167,414)
Total segment assets	$1,602,022	$392,918	$245,207	$23,810	$93,612	$(158,937)	$2,198,632
Segment capital expenditures	$417,431	$84,536	$57,010	$8,828	$805	$—	$568,610

	For the Year Ended December 31, 2011 (in thousands)
	U.S. Upstream	Canadian Upstream	Midstream	Oil Field Services	Corporate Unallocated	Intersegment Eliminations	Total
Oil and gas sales	$75,235	$10,731	$—	$—	$—	$—	$85,966
Gas transportation, gathering and processing	—	—	1,978	—	—	(1,484)	494
Oil field services	—	—	—	9,417	—	(2,268)	7,149
Gain (loss) on sale of assets and other revenue	(726)	36	513	9	—	—	(168)
Total revenue	74,509	10,767	2,491	9,426	—	(3,752)	93,441
Lease operating expenses	25,839	1,813	—	—	—	(2,196)	25,456
Severance taxes and marketing	5,894	588	—	—	—	—	6,482
Exploration and abandonments	2,605	40	—	—	—	—	2,645
Gas transportation, gathering and processing	—	—	373	—	—	—	373
Oil field services	—	—	—	8,315	—	(1,556)	6,759
Impairment of proved oil and gas properties	21,792	—	—	—	—	—	21,792
Depreciation, depletion, and accretion	28,573	6,055	1,789	544	—	—	36,961
General and administrative	8,883	1,914	850	461	50,794	—	62,902
Total expenses	93,586	10,410	3,012	9,320	50,794	(3,752)	163,370
Operating income (loss)	(19,077)	357	(521)	106	(50,794)	—	(69,929)
Interest income	15	2,062	—	—	4	(2,054)	27
Interest expense	(2,315)	13	(1,674)	(183)	(9,879)	2,054	(11,984)
Loss on derivative contracts	—	—	—	—	(6,346)	—	(6,346)
Other	1,606	(5)	—	—	—	—	1,601
Total other income (expense)	(694)	2,070	(1,674)	(183)	(16,221)	—	(16,702)
Income (loss) from continuing operations before income tax	(19,771)	2,427	(2,195)	(77)	(67,015)	—	(86,631)
Income tax benefit	2,862	125	—	—	—	—	2,987
Loss from continuing operations	(16,909)	2,552	(2,195)	(77)	(67,015)	—	(83,644)
Income from discontinued operations	4,255	—	—	2,977	—	—	7,232
Net income (loss)	(12,654)	2,552	(2,195)	2,900	(67,015)	—	(76,412)
Net income attributable to non-controlling interest	(249)	—	—	—	—	—	(249)
Net income (loss) attributable to Magnum Hunter Resources Corporation	(12,903)	2,552	(2,195)	2,900	(67,015)	—	(76,661)
Dividends on preferred stock	—	—	—	—	(14,007)	—	(14,007)
Net income (loss) attributable to common shareholders	$(12,903)	$2,552	$(2,195)	$2,900	$(81,022)	$—	$(90,668)
Total segment assets	$797,674	$349,410	$83,847	$17,045	$47,839	$(127,055)	$1,168,760
Segment capital expenditures	$202,818	$18,493	$54,748	$6,494	$9,389	$—	$291,942

	For the Year Ended December 31, 2010 (in thousands)
	U.S. Upstream	Canadian Upstream	Midstream	Oil Field Services	Corporate Unallocated	Intersegment Eliminations	Total
Oil and gas sales	$26,974	$—	$—	$—	$—	$—	$26,974
Gas transportation, gathering and processing	—	—	334	—	—	(171)	163
Oil field services	—	—	—	3,388	—	(2,166)	1,222
Gain (loss) on sale of assets and other revenue	168	—	80	2	—	—	250
Total revenue	27,142	—	414	3,390	—	(2,337)	28,609
Lease operating expenses	10,868	—	—	—	—	(190)	10,678
Severance taxes and marketing	2,347	—	—	—	—	—	2,347
Exploration and abandonments	942	—	—	—	—	—	942
Gas transportation, gathering and processing	—	—	214	—	—	—	214
Oil field services	—	—	—	3,419	—	(2,147)	1,272
Impairment of proved oil and gas properties	306	—	—	—	—	—	306
Depreciation, depletion, and accretion	7,780	—	45	364	—	—	8,189
General and administrative	1,724	—	71	143	22,835	—	24,773
Total expenses	23,967	—	330	3,926	22,835	(2,337)	48,721
Operating income (loss)	3,175	—	84	(536)	(22,835)	—	(20,112)
Interest income	20	—	—	—	41	—	61
Interest expense	(23)	—	—	(149)	(3,412)	—	(3,584)
Gain (loss) on derivative contracts	(6)	—	—	—	820	—	814
Other	9	—	—	—	—	—	9
Total other expense	—	—	—	(149)	(2,551)	—	(2,700)
Income (loss) from continuing operations before income tax	3,175	—	84	(685)	(25,386)	—	(22,812)
Income from discontinued operations	1,928	—	—	553	—	—	2,481
Gain on sale of discontinued operations	6,660	—	—	—	—	—	6,660
Net income (loss)	11,763	—	84	(132)	(25,386)	—	(13,671)
Net (income) loss attributable to non-controlling interest	(129)	—	—	—	—	—	(129)
Net income (loss) attributable to Magnum Hunter Resources Corporation	11,634	—	84	(132)	(25,386)	—	(13,800)
Dividends on preferred stock	—	—	—	—	(2,467)	—	(2,467)
Net income (loss) attributable to common shareholders	11,634	—	84	(132)	(27,853)	—	(16,267)
Total segment assets	$189,072	$—	$33,060	$7,253	$19,582	$—	$248,967
Segment capital expenditures	$60,042	$—	$18,274	$1,762	$—	$—	$80,078

Summary of costs incurred in oil and gas property acquisition, exploration, and development activities
The following table sets forth the costs incurred in oil and gas property acquisition, exploration, and development activities (in thousands):

	For the Year Ended December 31,
	2012	2011	2010
Purchase of non-producing leases	$414,037	$397,947	$46,683
Purchase of producing properties	159,290	226,634	53,116
Exploration costs	165,789	112,606	43,466
Development costs	262,486	101,151	13,641
Asset retirement obligation	407	5,390	2,171
	$1,002,009	$843,728	$159,077

Summary of estimating quantities of proved reserves data
The following reserve data only represent estimates and should not be construed as being exact.

Total Proved Reserves	Crude Oil and Liquids	Natural Gas
	(mbbl)	(mmcf)
Balance December 31, 2009	4,609	9,364
Revisions of previous estimates	(112)	541
Purchases of reserves in place	3,328	22,250
Extensions, discoveries, and other additions	890	13,822
Sales of reserves in place	(1,507)	(5,298)
Production	(384)	(1,227)
Balance December 31, 2010	6,824	39,452
Revisions of previous estimates	6,937	40,494
Purchases of reserves in place	6,345	43,757
Extensions, discoveries, and other additions	2,687	22,399
Sales of reserves in place	(215)	(11)
Production	(869)	(6,854)
Balance December 31, 2011	21,709	139,237
Extensions, discoveries and other additions	3,415	544
Revisions of previous estimates	12,568	25,644
Purchases of reserves in place	10,613	12,082
Sales of reserves in place	(10)	(63)
Production	(2,343)	(14,824)
Balance December 31, 2012	45,952	162,620
Developed reserves, included above:
December 31, 2010	3,720	18,888
December 31, 2011	9,179	90,198
December 31, 2012	22,617	125,526

Details of standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves
The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves are as follows:

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Future cash inflows	$4,248,384	$2,409,249	$709,788
Future production costs	(1,520,260)	(765,048)	(253,544)
Future development costs	(603,809)	(330,007)	(77,216)
Future income tax expense	(230,500)	(253,721)	(88,233)
Future net cash flows	1,893,815	1,060,473	290,795
10% annual discount for estimated timing of cash flows	(1,046,162)	(586,077)	(162,836)
Standardized measure of discounted future net cash flows	$847,653	$474,396	$127,959

Changes in standardized measure of discounted future net cash flow relating to proved oil and gas reserves
The changes in the standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves are as follows:

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Balance, beginning of period	$474,396	$127,959	$47,388
Net changes in prices and production costs	13,647	49,498	17,133
Changes in estimated future development costs	(391,318)	(167,399)	(50,950)
Sales and transfers of oil and gas produced during the period	(179,384)	(71,724)	(19,054)
Net changes due to extensions, discoveries, and improved recovery	60,468	110,316	51,022
Net changes due to revisions of previous quantity estimates (1)	290,500	235,163	(355)
Previously estimated development costs incurred during the period	245,168	24,740	25,020
Accretion of discount	85,377	27,029	2,740
Purchase of minerals in place	217,791	234,336	112,406
Sale of minerals in place	(354)	(3,726)	(23,837)
Changes in timing and other (2)	22,436	824	(1,863)
Net change in income taxes	8,926	(92,620)	(31,691)
Standardized measure of discounted future net cash flows	$847,653	$474,396	$127,959

1.
The Company's net changes due to revisions of previous quantity estimates primarily reflect upward revisions to recoverable quantities of oil and gas minerals assuming existing prices and technology. For the year ended December 31, 2012, the Company made upward revisions of 12,568 mbbls of oil and natural gas liquids and 25,644 mmcf of natural gas. For the year ended December 31, 2011, the Company made upward revisions of 6,937 mbbls of oil and natural gas liquids and 40,494 mmcf of natural gas.

2.
The Company's changes in timing and other primarily represent changes in the Company's estimates of when proved reserve quantities will be realized. The reserves as of December 31, 2012, reflect accelerated recovery of minerals due to purchases of minerals in place and capital expenditures incurred to develop properties.

Standardized measure to calculate future net revenues
The commodity prices inclusive of adjustments for quality and location used in determining future net revenues related to the standardized measure calculation are as follows:

	2012	2011	2010
Oil (per bbl)	$88.37	$96.19	$79.43
Natural gas liquids (per bbl)	$53.94	$44.25	$—
Gas (per mcf)	$3.08	$4.11	$4.37

RELATED PARTY TRANSACTIONS RELATED PARTY TRANSACTIONS (Tables)	6 Months Ended
Jun. 30, 2013
Segment Reporting Information
Schedule of Related Party Transactions [Table Text Block]
The following table sets forth the related party transaction activities for the three and six months ended June 30, 2013 and 2012, respectively:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
GreenHunter
Salt water disposal (1)	$589,985	$—	$1,445,510	$—
Equipment rental (1)	98,306	316,000	72,783	631,000
Interest Income from Note Receivable (2)	53,931	56,611	107,708	81,889
Dividends received from Series C shares	36,667	55,000	91,667	81,278
Loss on investments (2)	208,480	65,280	677,007	121,087
Pilatus Hunter, LLC
Airplane rental expenses (3)	20,100	64,125	67,350	81,225
Executive of the Company
Corporate apartment rental (4)	—	4,000	—	18,000

(1) GreenHunter is an entity of which Gary C. Evans, our Chairman and CEO, is the Chairman, a major shareholder and former CEO; and of which Ronald Ormand, our Executive Vice President - Finance and Head of Capital Markets, and our former Chief Financial Officer and a director, is a former director; and of which David Krueger, our former Chief Accounting Officer and Senior Vice President, is the former Chief Financial Officer. Eagle Ford Hunter, Triad Hunter and Viking International Resources, Inc. ("Virco"), wholly-owned subsidiaries of the Company, receive services related to brine water and rental equipment from GreenHunter and affiliated companies White Top Oilfield Construction, LLC and Black Water Services, LLC. The Company believes that such services are provided at competitive market rates and are comparable to, or more attractive than, rates that could be obtained from unaffiliated third party suppliers of such services. Prepaid expenses from GreenHunter were $55,800 and $0 at June 30, 2013 and December 31, 2012, respectively. The Company had net accounts payable to GreenHunter of $546,038 and $0 at June 30, 2013 and December 31, 2012, respectively.

(2) On February 17, 2012, the Company sold its wholly-owned subsidiary, Hunter Disposal to GreenHunter Water, LLC ("GreenHunter Water"), a wholly-owned subsidiary of GreenHunter.  The Company recognized an embedded derivative asset resulting from the conversion option on the convertible promissory note it received as partial consideration for the sale. The fair market value of the derivative asset was $53,000, and $264,000 at June 30, 2013 and December 31, 2012, respectively.  See "Note - 4 Fair Value of Financial Instruments." The Company has recorded interest income as a result of the note receivable from GreenHunter. Also as a result of this transaction, the Company has an equity method investment in GreenHunter. that is included in derivatives and other long term assets and an available for sale investment in GreenHunter included in investments.

(3) The Company rented an airplane for business use for certain members of Company management at various times from Pilatus Hunter, LLC, an entity 100% owned by Mr. Evans.  Airplane rental expenses are recorded in general and administrative expense.

(4) During the three and six months ended June 30, 2012, the Company paid rent pertaining to a lease for a corporate apartment from an executive of the Company which was being used by other Company employees.  The lease was terminated in May 2012.

Prc Williston Llc [Member]
Segment Reporting Information
Schedule of Related Party Transactions [Table Text Block]
The following table sets forth the Company’s related-party expenses during the three and six month periods ended June 30, 2013 and 2012:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Interest expense	615,000	481,000	1,096,000	962,000
General and administrative	197,000	299,000	514,000	598,000

COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Schedule of future minimum lease commitments under noncancellable operating leases
Future minimum lease commitments under noncancellable operating leases including operating leases and drilling contracts at December 31, 2012, are follows (in thousands):

2013	$6,605
2014	$5,232
2015	$169
2016	$58
2017	$1
Thereafter	$—

Schedule of future minimum gathering, processing, and transportation commitments	Future minimum gathering, processing, and transportation commitments at December 31, 2012, are as follows (in thousands):

2013	$4,171
2014	$4,225
2015	$4,225
2016	$3,017
2017	$2,947
Thereafter	$13,669

SEGMENT REPORTING (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Segment Reporting [Abstract]
Details of operating activities by segment
The following tables set forth operating activities by segment for the three and six months ended June 30, 2013 and 2012, respectively.

	As of and for the Three Months Ended June 30, 2013
	(in thousands)
	U.S. Upstream	Canadian Upstream	Midstream and Marketing	Oilfield Services	Corporate Unallocated	Inter-segment Eliminations	Total
Revenues
Oil and gas sales	$57,923	$8,534	$—	$—	$—	$—	$66,457
Gas transportation, gathering, processing, and marketing	439	—	16,151	—	—	(2,177)	14,413
Oilfield services	—	—	—	3,693	—	(81)	3,612
Gain (loss) on sale of assets and other revenue	(439)	—	—	(3)	—	—	(442)
Total revenue	57,923	8,534	16,151	3,690	—	(2,258)	84,040
Expenses
Lease operating expenses	20,882	1,904	—	—	—	(2,177)	20,609
Severance taxes and marketing	4,446	406	—	—	—	—	4,852
Exploration and abandonments	3,546	1,611	—	—	—	—	5,157
Impairment of proved oil & gas properties	15,920	114	—	—	—	—	16,034
Gas transportation, gathering, processing, and marketing	—	—	13,414	—	—	—	13,414
Oilfield services	—	—	—	4,147	—	(81)	4,066
Depletion, depreciation, amortization and accretion	27,590	6,593	3,282	521	—	—	37,986
General and administrative	4,783	1,173	2,053	107	11,485	—	19,601
Total expenses	77,167	11,801	18,749	4,775	11,485	(2,258)	121,719
Interest income	80	776	—	—	1,550	(2,312)	94
Interest expense	(2,213)	(825)	(1,199)	(142)	(16,775)	2,312	(18,842)
Gain (loss) on derivative contracts,(net)	(167)	—	(5,169)	—	11,736	—	6,400
Other income (expense)	1,592	—	(226)	—	100	—	1,466
Total other income (expense)	(708)	(49)	(6,594)	(142)	(3,389)	—	(10,882)
Loss from continuing operations before income tax	(19,952)	(3,316)	(9,192)	(1,227)	(14,874)	—	(48,561)
Income tax benefit	913	708	—	—	41,945	—	43,566
Net loss from continuing operations	(19,039)	(2,608)	(9,192)	(1,227)	27,071	—	(4,995)
Income from discontinued operations, net of tax	6,050	—	—	—	(8,453)	—	(2,403)
Gain on sale of discontinued operations, net of tax	172,452	—	—	—	—	—	172,452
Net income (loss)	$159,463	$(2,608)	$(9,192)	$(1,227)	$18,618	$—	$165,054

Total segment assets	$1,413,296	$248,908	$248,964	$34,287	$98,469	$(8,004)	$2,035,920

	As of and for the Three Months Ended June 30, 2012
	(in thousands)
	U.S. Upstream	Canadian Upstream	Midstream and Marketing	Oilfield Services	Corporate Unallocated	Inter-segment Eliminations	Total
Revenues
Oil and gas sales	$29,712	$7,473	$—	$—	$—	$—	$37,185
Gas transportation, gathering, processing, and marketing	—	—	4,199	—	—	—	4,199
Oilfield services	—	—	—	1,392	—	(435)	957
Gain on sale of assets and other revenue	102	1	14	—	—	—	117
Total revenue	29,814	7,474	4,213	1,392	—	(435)	42,458
Expenses
Lease operating expenses	10,581	901	—	—	—	(782)	10,700
Severance taxes and marketing	2,180	560	—	—	—	—	2,740
Exploration and abandonments	5,831	3,578	—	—	—	—	9,409
Gas transportation, gathering and processing	—	—	1,971	—	—	—	1,971
Oilfield services	—	—	—	1,219	—	348	1,567
Depletion, depreciation, amortization and accretion	16,431	4,799	1,190	249	—	—	22,669
General and administrative	3,249	1,621	795	57	11,074	—	16,796
Total expenses	38,272	11,459	3,956	1,525	11,074	(434)	65,852
Interest income	30	767	—	—	28	(763)	62
Interest expense	(893)	—	(1,725)	(75)	(17,502)	763	(19,432)
Gain (loss) on derivative contracts, (net)	105	—	(1,350)	—	19,349	—	18,104
Other income (expense)	933	—	(2)	—	—	—	931
Total other income (expense)	175	767	(3,077)	(75)	1,875	—	(335)
Loss from continuing operations before income tax	(8,283)	(3,218)	(2,820)	(208)	(9,199)	(1)	(23,729)
Income tax benefit	6,063	795	—	—	—	—	6,858
Net loss from continuing operations	(2,220)	(2,423)	(2,820)	(208)	(9,199)	(1)	(16,871)
Income (loss) from discontinued operations, net of tax	2,416	—	—	—	—	—	2,416
Loss on sale of discontinued operations, net of tax	—	—	—	—	—	—	—
Net loss	$196	$(2,423)	$(2,820)	$(208)	$(9,199)	$(1)	$(14,455)

Total segment assets	$1,306,811	$243,965	$183,175	$12,493	$59,639	$(469)	$1,805,614

	As of and for the Six Months Ended June 30, 2013
	(in thousands)
	U.S. Upstream	Canadian Upstream	Midstream and Marketing	Oilfield Services	Corporate Unallocated	Inter-segment Eliminations	Total
Oil and gas sales	$97,711	$21,311	$—	$—	$—	$—	$119,022
Gas transportation, gathering, processing, and marketing	439	—	33,453	—	—	(3,583)	30,309
Oilfield services	—	—	—	7,424	—	(119)	7,305
Gain (loss) on sale of assets and other revenue	(416)	—	—	(3)	—	—	(419)
Total revenue	97,734	21,311	33,453	7,421	—	(3,702)	156,217
Lease operating expenses	32,724	3,637	—	—	—	(3,621)	32,740
Severance taxes and marketing	7,429	616	—	—	—	—	8,045
Exploration and abandonments	33,279	1,661	—	—	—	—	34,940
Impairment of proved oil & gas properties	15,920	114	—	—	—	—	16,034
Gas transportation, gathering, processing, and marketing	—	—	26,845	—	—	—	26,845
Oilfield services	—	—	—	7,482	—	(81)	7,401
Depletion, depreciation, amortization and accretion	44,186	16,026	5,969	859	—	—	67,040
General and administrative	8,526	2,143	3,290	471	27,477	—	41,907
Total expenses	142,064	24,197	36,104	8,812	27,477	(3,702)	234,952
Interest income	181	1,540	—	—	2,804	(4,320)	205
Interest expense	(4,167)	(1,498)	(2,038)	(231)	(33,979)	4,320	(37,593)
Gain (loss) on derivative contracts, (net)	(211)	—	(5,440)	—	4,560	—	(1,091)
Other income (expense)	2,599	—	(211)	—	100	—	2,488
Total other income (expense)	(1,598)	42	(7,689)	(231)	(26,515)	—	(35,991)
Loss from continuing operations before income tax	(45,928)	(2,844)	(10,340)	(1,622)	(53,992)	—	(114,726)
Income tax benefit	5,767	708	—	—	41,945	—	48,420
Net loss from continuing operations	(40,161)	(2,136)	(10,340)	(1,622)	(12,047)	—	(66,306)
Income from discontinued operations, net of tax	22,661	—	—	—	(8,453)	—	14,208
Gain on sale of discontinued operations, net of tax	172,452	—	—	—	—	—	172,452
Net income (loss)	$154,952	$(2,136)	$(10,340)	$(1,622)	$(20,500)	$—	$120,354
							—
Total segment assets	$1,413,296	$248,908	$248,964	$34,287	$98,469	$(8,004)	$2,035,920

	As of and for the Six Months Ended June 30, 2012
	(in thousands)
	U.S. Upstream	Canadian Upstream	Midstream and Marketing	Oilfield Services	Corporate Unallocated	Inter-segment Eliminations	Total
Oil and gas sales	$58,441	$16,526	$—	$—	$—	$—	$74,967
Gas transportation, gathering, processing, and marketing	—	—	5,360	—	—	—	5,360
Oilfield services	—	—	—	6,260	—	(1,646)	4,614
Gain (loss) on sale of assets and other revenue	104	1	17	(276)	—	—	(154)
Total revenue	58,545	16,527	5,377	5,984	—	(1,646)	84,787
Lease operating expenses	20,954	2,231	—	—	—	(1,645)	21,540
Severance taxes and marketing	4,361	1,198	—	—	—	—	5,559
Exploration and abandonments	14,845	3,580	—	—	—	—	18,425
Gas transportation, gathering, processing, and marketing	—	—	2,091	—	—	—	2,091
Oilfield services	—	—	—	3,567	—	—	3,567
Depletion, depreciation, amortization and accretion	30,598	9,618	1,658	448	—	—	42,322
General and administrative	6,215	2,313	1,107	106	21,898	—	31,639
Total expenses	76,973	18,940	4,856	4,121	21,898	(1,645)	125,143
Interest income	31	1,536	—	—	55	(1,526)	96
Interest expense	(1,681)	(1)	(3,007)	(158)	(21,495)	1,526	(24,816)
Gain (loss) on derivative contracts, (net)	105	—	(1,350)	—	20,452	—	19,207
Other income (expense)	1,967	—	(2)	—	—	—	1,965
Total other income (expense)	422	1,535	(4,359)	(158)	(988)	—	(3,548)
Income (loss) from continuing operations before income tax	(18,006)	(878)	(3,838)	1,705	(22,886)	(1)	(43,904)
Income tax benefit	8,937	213	—	—	—	—	9,150
Net income (loss) from continuing operations	(9,069)	(665)	(3,838)	1,705	(22,886)	(1)	(34,754)
Income from discontinued operations	7,163	—	—	354	—	—	7,517
Gain on sale of discontinued operations	—	—	—	2,224	—	—	2,224
Net income (loss)	$(1,906)	$(665)	$(3,838)	$4,283	$(22,886)	$(1)	$(25,013)

Total segment assets	$1,306,811	$243,965	$183,175	$12,493	$59,639	$(469)	$1,805,614

The following tables set forth operating activities by segment for the years ended December 31, 2012, 2011, and 2010.

	For the Year Ended December 31, 2012 (in thousands)
	U.S. Upstream	Canadian Upstream	Midstream	Oil Field Services	Corporate Unallocated	Intersegment Eliminations	Total
Oil and gas sales	$133,727	$39,556	$—	$—	$—	$—	$173,283
Gas transportation, gathering and processing	—	—	15,469	—	—	(2,429)	13,040
Oil field services	—	—	—	13,552	—	(1,219)	12,333
Gain (loss) on sale of assets and other revenue	363	(35)	473	(600)	—	3	204
Total revenue	134,090	39,521	15,942	12,952	—	(3,645)	198,860
Lease operating expenses	44,111	5,163	—	—	—	(3,590)	45,684
Severance taxes and marketing	8,416	2,371	—	—	—	—	10,787
Exploration and abandonments	80,375	36,841	—	—	—	—	117,216
Gas transportation, gathering and processing	—	—	7,908	—	—	120	8,028
Oil field services	—	—	—	10,420	—	(383)	10,037
Impairment of proved oil and gas properties	3,839	257	—	—	—	—	4,096
Depreciation, depletion, and accretion	65,041	27,461	5,963	967	—	468	99,900
General and administrative	30,680	2,043	3,798	418	27,137	312	64,388
Total expenses	232,462	74,136	17,669	11,805	27,137	(3,073)	360,136
Operating income (loss)	(98,372)	(34,615)	(1,727)	1,147	(27,137)	(572)	(161,276)
Interest income	200	3,096	—	—	3,483	(6,549)	230
Interest expense	(13,282)	(1,724)	(758)	(327)	(41,022)	5,267	(51,846)
Gain on derivative contracts	129	—	8,692	—	13,418	—	22,239
Other	2,745	2	(546)	(155)	—	—	2,046
Total other income (expense)	(10,208)	1,374	7,388	(482)	(24,121)	(1,282)	(27,331)
Income (loss) from continuing operations before income tax	(108,580)	(33,241)	5,661	665	(51,258)	(1,854)	(188,607)
Income tax benefit	23,977	8,219	—	—	—	—	32,196
Loss from continuing operations	(84,603)	(25,022)	5,661	665	(51,258)	(1,854)	(156,411)
Income from discontinued operations	17,051	—	—	230	—	—	17,281
Gain on sale of discontinued operations	2,409	—	—	—	—	—	2,409
Net income (loss)	(65,143)	(25,022)	5,661	895	(51,258)	(1,854)	(136,721)
Loss (income) attributable to non-controlling interest	4,173	—	(160)	—	—	—	4,013
Net income (loss) attributable to Magnum Hunter Resources Corporation	$(60,970)	$(25,022)	$5,501	$895	$(51,258)	$(1,854)	$(132,708)
Dividends on preferred stock	—	—	(11,864)	—	(22,842)	—	(34,706)
Net income (loss) attributable to common shareholders	$(60,970)	$(25,022)	$(6,363)	$895	$(74,100)	$(1,854)	$(167,414)
Total segment assets	$1,602,022	$392,918	$245,207	$23,810	$93,612	$(158,937)	$2,198,632
Segment capital expenditures	$417,431	$84,536	$57,010	$8,828	$805	$—	$568,610

	For the Year Ended December 31, 2011 (in thousands)
	U.S. Upstream	Canadian Upstream	Midstream	Oil Field Services	Corporate Unallocated	Intersegment Eliminations	Total
Oil and gas sales	$75,235	$10,731	$—	$—	$—	$—	$85,966
Gas transportation, gathering and processing	—	—	1,978	—	—	(1,484)	494
Oil field services	—	—	—	9,417	—	(2,268)	7,149
Gain (loss) on sale of assets and other revenue	(726)	36	513	9	—	—	(168)
Total revenue	74,509	10,767	2,491	9,426	—	(3,752)	93,441
Lease operating expenses	25,839	1,813	—	—	—	(2,196)	25,456
Severance taxes and marketing	5,894	588	—	—	—	—	6,482
Exploration and abandonments	2,605	40	—	—	—	—	2,645
Gas transportation, gathering and processing	—	—	373	—	—	—	373
Oil field services	—	—	—	8,315	—	(1,556)	6,759
Impairment of proved oil and gas properties	21,792	—	—	—	—	—	21,792
Depreciation, depletion, and accretion	28,573	6,055	1,789	544	—	—	36,961
General and administrative	8,883	1,914	850	461	50,794	—	62,902
Total expenses	93,586	10,410	3,012	9,320	50,794	(3,752)	163,370
Operating income (loss)	(19,077)	357	(521)	106	(50,794)	—	(69,929)
Interest income	15	2,062	—	—	4	(2,054)	27
Interest expense	(2,315)	13	(1,674)	(183)	(9,879)	2,054	(11,984)
Loss on derivative contracts	—	—	—	—	(6,346)	—	(6,346)
Other	1,606	(5)	—	—	—	—	1,601
Total other income (expense)	(694)	2,070	(1,674)	(183)	(16,221)	—	(16,702)
Income (loss) from continuing operations before income tax	(19,771)	2,427	(2,195)	(77)	(67,015)	—	(86,631)
Income tax benefit	2,862	125	—	—	—	—	2,987
Loss from continuing operations	(16,909)	2,552	(2,195)	(77)	(67,015)	—	(83,644)
Income from discontinued operations	4,255	—	—	2,977	—	—	7,232
Net income (loss)	(12,654)	2,552	(2,195)	2,900	(67,015)	—	(76,412)
Net income attributable to non-controlling interest	(249)	—	—	—	—	—	(249)
Net income (loss) attributable to Magnum Hunter Resources Corporation	(12,903)	2,552	(2,195)	2,900	(67,015)	—	(76,661)
Dividends on preferred stock	—	—	—	—	(14,007)	—	(14,007)
Net income (loss) attributable to common shareholders	$(12,903)	$2,552	$(2,195)	$2,900	$(81,022)	$—	$(90,668)
Total segment assets	$797,674	$349,410	$83,847	$17,045	$47,839	$(127,055)	$1,168,760
Segment capital expenditures	$202,818	$18,493	$54,748	$6,494	$9,389	$—	$291,942

	For the Year Ended December 31, 2010 (in thousands)
	U.S. Upstream	Canadian Upstream	Midstream	Oil Field Services	Corporate Unallocated	Intersegment Eliminations	Total
Oil and gas sales	$26,974	$—	$—	$—	$—	$—	$26,974
Gas transportation, gathering and processing	—	—	334	—	—	(171)	163
Oil field services	—	—	—	3,388	—	(2,166)	1,222
Gain (loss) on sale of assets and other revenue	168	—	80	2	—	—	250
Total revenue	27,142	—	414	3,390	—	(2,337)	28,609
Lease operating expenses	10,868	—	—	—	—	(190)	10,678
Severance taxes and marketing	2,347	—	—	—	—	—	2,347
Exploration and abandonments	942	—	—	—	—	—	942
Gas transportation, gathering and processing	—	—	214	—	—	—	214
Oil field services	—	—	—	3,419	—	(2,147)	1,272
Impairment of proved oil and gas properties	306	—	—	—	—	—	306
Depreciation, depletion, and accretion	7,780	—	45	364	—	—	8,189
General and administrative	1,724	—	71	143	22,835	—	24,773
Total expenses	23,967	—	330	3,926	22,835	(2,337)	48,721
Operating income (loss)	3,175	—	84	(536)	(22,835)	—	(20,112)
Interest income	20	—	—	—	41	—	61
Interest expense	(23)	—	—	(149)	(3,412)	—	(3,584)
Gain (loss) on derivative contracts	(6)	—	—	—	820	—	814
Other	9	—	—	—	—	—	9
Total other expense	—	—	—	(149)	(2,551)	—	(2,700)
Income (loss) from continuing operations before income tax	3,175	—	84	(685)	(25,386)	—	(22,812)
Income from discontinued operations	1,928	—	—	553	—	—	2,481
Gain on sale of discontinued operations	6,660	—	—	—	—	—	6,660
Net income (loss)	11,763	—	84	(132)	(25,386)	—	(13,671)
Net (income) loss attributable to non-controlling interest	(129)	—	—	—	—	—	(129)
Net income (loss) attributable to Magnum Hunter Resources Corporation	11,634	—	84	(132)	(25,386)	—	(13,800)
Dividends on preferred stock	—	—	—	—	(2,467)	—	(2,467)
Net income (loss) attributable to common shareholders	11,634	—	84	(132)	(27,853)	—	(16,267)
Total segment assets	$189,072	$—	$33,060	$7,253	$19,582	$—	$248,967
Segment capital expenditures	$60,042	$—	$18,274	$1,762	$—	$—	$80,078

CONDENSED CONSOLIDATING GUARANTOR FINANCIAL STATEMENTS (Tables)	3 Months Ended	6 Months Ended	12 Months Ended
	Dec. 31, 2012	Jun. 30, 2013	Dec. 31, 2012
Debt Securities Under Universal Shelf Registration Statement Form S-3
CONDENSED CONSOLIDATING GUARANTOR FINANCIAL STATEMENTS
Schedule of condensed consolidating balance sheets
Magnum Hunter Resources Corporation and Subsidiaries Condensed Consolidating Balance Sheets
(in thousands)

	As of June 30, 2013
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
ASSETS
Current assets	$70,615	$65,479	$45,810	$(8,004)	$173,900
Intercompany accounts receivable	756,306	—	—	(756,306)	—
Property and equipment (using successful efforts method of accounting)	7,476	1,213,016	577,248	—	1,797,740
Investment in subsidiaries	681,755	102,097	92,967	(876,819)	—
Other assets	20,378	1,846	42,056	—	64,280
Total Assets	$1,536,530	$1,382,438	$758,081	$(1,641,129)	$2,035,920

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities	$28,161	$120,970	$33,930	$(8,043)	$175,018
Intercompany accounts payable	—	725,035	31,235	(756,270)	—
Long-term liabilities	602,089	78,608	143,404	—	824,101
Redeemable preferred stock	100,000	—	121,271	—	221,271
Shareholders’ equity	806,280	457,825	428,241	(876,816)	815,530
Total Liabilities and Shareholders’ Equity	$1,536,530	$1,382,438	$758,081	$(1,641,129)	$2,035,920

Magnum Hunter Resources Corporation and Subsidiaries Condensed Consolidating Balance Sheets
(in thousands)

	As of December 31, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
ASSETS
Current assets	$63,167	$48,320	$124,041	$(31,209)	$204,319
Intercompany accounts receivable	803,834	—	—	(803,834)	—
Property and equipment (using successful efforts method of accounting)	9,596	1,148,714	766,103	—	1,924,413
Investment in subsidiaries	763,856	101,342	102,354	(967,552)	—
Other assets	20,849	5,341	43,710	—	69,900
Total Assets	$1,661,302	$1,303,717	$1,036,208	$(1,802,595)	$2,198,632

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities	$28,503	$109,536	$135,994	$(30,377)	$243,656
Intercompany accounts payable	—	611,932	191,902	(803,834)	—
Long-term liabilities	831,286	83,192	127,968	—	1,042,446
Redeemable preferred stock	100,000	—	100,878	—	200,878
Shareholders’ equity	701,513	499,057	479,466	(968,384)	711,652
Total Liabilities and Shareholders’ Equity	$1,661,302	$1,303,717	$1,036,208	$(1,802,595)	$2,198,632

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Balance Sheets
(in thousands)

	As of December 31, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
ASSETS
Current assets	$63,167	$48,320	$124,041	$(31,209)	$204,319
Intercompany accounts receivable	803,834	—	—	(803,834)	—
Property and equipment (using successful efforts accounting)	9,596	1,148,714	766,103	—	1,924,413
Investment in subsidiaries	763,856	101,342	102,354	(967,552)	—
Other assets	20,849	5,341	43,710	—	69,900
Total Assets	$1,661,302	$1,303,717	$1,036,208	$(1,802,595)	$2,198,632
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities	$28,503	$109,536	$135,994	$(30,377)	$243,656
Intercompany accounts payable	—	611,932	191,902	(803,834)	—
Long-term liabilities	831,286	83,192	127,968	—	1,042,446
Redeemable preferred stock	100,000	—	100,878	—	200,878
Shareholders' equity	701,513	499,057	479,466	(968,384)	711,652
Total Liabilities and Shareholders' Equity	$1,661,302	$1,303,717	$1,036,208	$(1,802,595)	$2,198,632

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Balance Sheets
(in thousands)

	As of December 31, 2011
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
ASSETS
Current assets	$25,401	$19,145	$32,556	$567	$77,669
Intercompany accounts receivable	667,557	—	—	(667,557)	—
Property and equipment (using successful efforts accounting)	13,287	627,544	434,303	—	1,075,134
Investment in subsidiaries (1)	147,491	64,784	126,655	(338,930)	—
Other assets	9,151	440	6,366	—	15,957
Total Assets	$862,887	$711,913	$599,880	$(1,005,920)	$1,168,760
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities	$21,112	$81,927	$64,056	$580	$167,675
Intercompany accounts payable	—	232,534	435,023	(667,557)	—
Long-term liabilities	253,319	93,426	63,688	—	410,433
Redeemable preferred stock	100,000	—	—	—	100,000
Shareholders' equity (1)	488,456	304,026	37,113	(338,943)	490,652
Total Liabilities and Shareholders' Equity	$862,887	$711,913	$599,880	$(1,005,920)	$1,168,760

(1) In the third quarter of 2012, the Company revised its condensed consolidating balance sheet for the year ended December 31, 2011, to correct the presentation of Guarantor and Non-Guarantor shareholders' equity and the corresponding impact to investment in subsidiaries in the Magnum Hunter Resources Corporation column. The impact of this revision to the Guarantor Subsidiaries and Magnum Hunter Resources Corporation is an increase of equity and investment in subsidiaries of approximately $45.3 million and $32.2 million, respectively, for the year ended December 31, 2011. Management concluded the revision was not material to the related financial statements.

Schedule of condensed consolidating statements of operations
Magnum Hunter Resources Corporation and Subsidiaries Condensed Consolidating Statements of Operations
(in thousands)

	Three Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$(960)	$56,476	$30,782	$(2,258)	$84,040
Expenses	15,604	72,750	46,505	(2,258)	132,601
Loss from continuing operations before equity in net income of subsidiary	(16,564)	(16,274)	(15,723)	—	(48,561)
Equity in net income of subsidiary	(29,192)	(113)	(1,582)	30,887	—
Income (loss) from continuing operations before income taxes	(45,756)	(16,387)	(17,305)	30,887	(48,561)
Income tax benefit	41,945	913	708	—	43,566
Income (loss) from continuing operations, net of tax	(3,811)	(15,474)	(16,597)	30,887	(4,995)
Income from discontinued operations, net of tax	(8,453)	—	6,050	—	(2,403)
Gain on sale of discontinued operations, net of tax	172,452	—	—	—	172,452
Net income (loss)	160,188	(15,474)	(10,547)	30,887	165,054
Net loss attributable to non-controlling interest	—	—	—	386	386
Net income (loss) attributable to Magnum Hunter Resources Corporation	160,188	(15,474)	(10,547)	31,273	165,440
Dividends on preferred stock	(8,877)	—	(5,252)	—	(14,129)
Net income (loss) attributable to common shareholders	$151,311	$(15,474)	$(15,799)	$31,273	$151,311
	Three Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$252	$26,742	$15,898	$(434)	$42,458
Expenses	7,168	35,276	24,177	(434)	66,187
Loss from continuing operations before equity in net income of subsidiary	(6,916)	(8,534)	(8,279)	—	(23,729)
Equity in net income of subsidiary	(8,963)	—	(3,607)	12,570	—
Income (loss) from continuing operations before income taxes	(15,879)	(8,534)	(11,886)	12,570	(23,729)
Income tax benefit	—	2,206	4,652	—	6,858
Income (loss) from continuing operations, net of tax	(15,879)	(6,328)	(7,234)	12,570	(16,871)
Income from discontinued operations, net of tax	—	—	2,416	—	2,416
Gain on sale of discontinued operations, net of tax	—	—	—	—	—
Net income (loss)	(15,879)	(6,328)	(4,818)	12,570	(14,455)
Net loss attributable to non-controlling interest	—	—	—	(48)	(48)
Net income (loss) attributable to Magnum Hunter Resources Corporation	(15,879)	(6,328)	(4,818)	12,522	(14,503)
Dividends on preferred stock	(4,937)	—	(3,268)	—	(8,205)
Net income (loss) attributable to common shareholders	$(20,816)	$(6,328)	$(8,086)	$12,522	$(22,708)
Magnum Hunter Resources Corporation and Subsidiaries Condensed Consolidating Statements of Operations
(in thousands)

	Six Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$(1,134)	$93,696	$67,357	$(3,702)	$156,217
Expenses	55,237	133,777	85,631	(3,702)	270,943
Loss from continuing operations before equity in net income of subsidiary	(56,371)	(40,081)	(18,274)	—	(114,726)
Equity in net income of subsidiary	(38,163)	(642)	(9,387)	48,192	—
Income (loss) from continuing operations before income taxes	(94,534)	(40,723)	(27,661)	48,192	(114,726)
Income tax benefit	41,945	5,767	708	—	48,420
Income (loss) from continuing operations, net of tax	(52,589)	(34,956)	(26,953)	48,192	(66,306)
Income from discontinued operations, net of tax	(8,453)	—	22,661	—	14,208
Gain on sale of discontinued operations, net of tax	172,452	—	—	—	172,452
Net income (loss)	111,410	(34,956)	(4,292)	48,192	120,354
Net loss attributable to non-controlling interest	—	—	—	889	889
Net income (loss) attributable to Magnum Hunter Resources Corporation	111,410	(34,956)	(4,292)	49,081	121,243
Dividends on preferred stock	(17,783)	—	(9,834)	—	(27,617)
Net income (loss) attributable to common shareholders	$93,627	$(34,956)	$(14,126)	$49,081	$93,626
	Six Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$461	$52,889	$33,082	$(1,645)	$84,787
Expenses	23,943	70,232	36,161	(1,645)	128,691
Income (loss) from continuing operations before equity in net income of subsidiary	(23,482)	(17,343)	(3,079)	—	(43,904)
Equity in net income of subsidiary	(5,028)	—	(5,882)	10,910	—
Income (loss) from continuing operations before income taxes	(28,510)	(17,343)	(8,961)	10,910	(43,904)
Income tax benefit (expense)	—	5,080	4,070	—	9,150
Income (loss) from continuing operations, net of tax	(28,510)	(12,263)	(4,891)	10,910	(34,754)
Income from discontinued operations, net of tax	—	—	7,517	—	7,517
Gain on sale of discontinued operations, net of tax	—	2,224	—	—	2,224
Net income (loss)	(28,510)	(10,039)	2,626	10,910	(25,013)
Net loss attributable to non-controlling interest	—	—	—	(22)	(22)
Net income (loss) attributable to Magnum Hunter Resources Corporation	(28,510)	(10,039)	2,626	10,888	(25,035)
Dividends on preferred stock	(9,384)	—	(3,476)	—	(12,860)
Net income (loss) attributable to common shareholders	$(37,894)	$(10,039)	$(850)	$10,888	$(37,895)

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Operations
(in thousands)

	For the Year Ended December 31, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$565	$122,606	$79,334	$(3,645)	$198,860
Expenses	53,883	194,085	141,289	(1,790)	387,467
Loss from continuing operations before equity in net income of subsidiaries	(53,318)	(71,479)	(61,955)	(1,855)	(188,607)
Equity in net income of subsidiaries	(91,254)	458	(23,362)	114,158	—
Loss from continuing operations before income tax	(144,572)	(71,021)	(85,317)	112,303	(188,607)
Income tax benefit	—	14,796	17,400	—	32,196
Loss from continuing operations	(144,572)	(56,225)	(67,917)	112,303	(156,411)
Income from discontinued operations, net of tax	—	(124)	17,405	—	17,281
Gain on sale of discontinued operations, net of tax	—	2,409	—	—	2,409
Net income (loss)	(144,572)	(53,940)	(50,512)	112,303	(136,721)
Net loss attributable to non-controlling interest	—	—	—	4,013	4,013
Net loss attributable to Magnum Hunter Resources Corporation	(144,572)	(53,940)	(50,512)	116,316	(132,708)
Dividends on preferred stock	(22,842)	—	(11,864)	—	(34,706)
Net income (loss) attributable to common shareholders	$(167,414)	$(53,940)	$(62,376)	$116,316	$(167,414)

	For the Year Ended December 31, 2011
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$1,071	$60,780	$35,369	$(3,779)	$93,441
Expenses	68,772	82,105	32,974	(3,779)	180,072
Loss from continuing operations before equity in net income of subsidiaries	(67,701)	(21,325)	2,395	—	(86,631)
Equity in net income of subsidiaries	(8,960)	(2,196)	(939)	12,095	—
Loss from continuing operations before income tax	(76,661)	(23,521)	1,456	12,095	(86,631)
Income tax benefit	—	571	2,416	—	2,987
Loss from continuing operations	(76,661)	(22,950)	3,872	12,095	(83,644)
Income from discontinued operations, net of tax	—	—	7,232	—	7,232
Net income (loss)	(76,661)	(22,950)	11,104	12,095	(76,412)
Net income attributable to non-controlling interest	—	—		(249)	(249)
Net loss attributable to Magnum Hunter Resources Corporation	(76,661)	(22,950)	11,104	11,846	(76,661)
Dividends on preferred stock	(14,007)	—	—	—	(14,007)
Net income (loss) attributable to common shareholders	$(90,668)	$(22,950)	$11,104	$11,846	$(90,668)

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Operations
(in thousands)

	For the Year Ended December 31, 2010
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$1,395	$16,558	$12,993	$(2,337)	$28,609
Expenses	27,421	13,501	12,836	(2,337)	51,421
Loss from continuing operations before equity in net income of subsidiaries	(26,026)	3,057	157	—	(22,812)
Equity in net income of subsidiaries	3,769	—	—	(3,769)	—
Loss from continuing operations	(22,257)	3,057	157	(3,769)	(22,812)
Income from discontinued operations, net of tax	1,797	—	684	—	2,481
Gain on sale of discontinued operations, net of tax	6,660	—	—	—	6,660
Net income (loss)	(13,800)	3,057	841	(3,769)	(13,671)
Net income attributable to non-controlling interest	—	—	—	(129)	(129)
Net loss attributable to Magnum Hunter Resources Corporation	(13,800)	3,057	841	(3,898)	(13,800)
Dividends on preferred stock	(2,467)	—	—	—	(2,467)
Net income (loss) attributable to common shareholders	$(16,267)	$3,057	$841	$(3,898)	$(16,267)

Schedule of condensed consolidating statements of comprehensive income (loss)
Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Comprehensive Income (Loss)
(in thousands)

	Three Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$160,188	$(15,474)	$(10,547)	$30,887	$165,054
Foreign currency translation loss	—	—	(7,070)	—	(7,070)
Unrealized gain (loss) on available for sale securities	4,700	(234)	—	—	4,466
Comprehensive income (loss)	164,888	(15,708)	(17,617)	30,887	162,450
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	386	386
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$164,888	$(15,708)	$(17,617)	$31,273	162,836

	Three Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(15,879)	$(6,328)	$(4,818)	$12,570	$(14,455)
Foreign currency translation loss	—	—	(4,119)	—	(4,119)
Unrealized gain (loss) on available for sale securities	—	(188)	—	—	(188)
Comprehensive income (loss)	(15,879)	(6,516)	(8,937)	12,570	(18,762)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	(48)	(48)
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(15,879)	(6,516)	(8,937)	12,522	$(18,810)

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Comprehensive Income (Loss)
(in thousands)

	Six Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$111,410	$(34,956)	$(4,292)	$48,192	$120,354
Foreign currency translation loss	—	—	(11,799)	—	(11,799)
Unrealized gain (loss) on available for sale securities	4,700	(251)	—	—	4,449
Comprehensive income (loss)	116,110	(35,207)	(16,091)	48,192	113,004
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	889	889
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$116,110	$(35,207)	$(16,091)	$49,081	$113,893

	Six Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(28,510)	$(10,039)	$2,626	$10,910	$(25,013)
Foreign currency translation loss	—	—	(617)	—	(617)
Unrealized gain (loss) on available for sale securities	—	(265)	—	—	(265)
Comprehensive income (loss)	(28,510)	(10,304)	2,009	10,910	(25,895)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	(22)	(22)
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(28,510)	$(10,304)	$2,009	$10,888	$(25,917)

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Comprehensive Income (Loss)
(in thousands)

	For the Year Ended December 31, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(144,572)	$(53,940)	$(50,512)	$112,303	$(136,721)
Foreign currency translation loss	—	—	3,883	—	3,883
Unrealized gain (loss) on available for sale securities	—	(309)	—	—	(309)
Comprehensive income (loss)	(144,572)	(54,249)	(46,629)	112,303	(133,147)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	4,013	4,013
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(144,572)	$(54,249)	$(46,629)	$116,316	$(129,134)

	For the Year Ended December 31, 2011
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(76,661)	$(22,950)	$11,104	$12,095	$(76,412)
Foreign currency translation loss	—	—	(12,477)	—	(12,477)
Unrealized gain (loss) on available for sale securities	—	14	—	—	14
Comprehensive income (loss)	(76,661)	(22,936)	(1,373)	12,095	(88,875)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	(249)	(249)
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(76,661)	$(22,936)	$(1,373)	$11,846	$(89,124)

	For the Year Ended December 31, 2010
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(13,800)	$3,057	$841	$(3,769)	$(13,671)
Foreign currency translation loss	—	—	—	—	—
Unrealized gain (loss) on available for sale securities	—	—	—	—	—
Comprehensive income (loss)	(13,800)	3,057	841	(3,769)	(13,671)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	(129)	(129)
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(13,800)	$3,057	$841	$(3,898)	$(13,800)

Schedule of condensed consolidating statements of cash flows
Magnum Hunter Resources Corporation and Subsidiaries Condensed Consolidating Statements of Cash Flows
(in thousands)

	Six Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(156,721)	$135,532	$95,057	$—	$73,868
Cash flow from investing activities	371,970	(137,404)	(130,368)	—	104,198
Cash flow from financing activities	(224,493)	(40)	21,943	—	(202,590)

Effect of exchange rate changes on cash	—	—	(357)	—	(357)
Net increase (decrease) in cash	(9,244)	(1,912)	(13,725)	—	(24,881)
Cash at beginning of period	26,872	(4,462)	35,213	—	57,623

Cash at end of period	$17,628	$(6,374)	$21,488	$—	$32,742

	Six Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(478,862)	$469,230	$58,797	$—	$49,165
Cash flow from investing activities	(361)	(465,767)	(192,592)	—	(658,720)
Cash flow from financing activities	475,668	(1,864)	145,695	—	619,499

Effect of exchange rate changes on cash	—	—	(33)	—	(33)
Net increase (decrease) in cash	(3,555)	1,599	11,867	—	9,911
Cash at beginning of period	18,758	(445)	(3,462)	—	14,851

Cash at end of period	$15,203	$1,154	$8,405	$—	$24,762

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Cash Flows
(in thousands)

	For the Year Ended December 31, 2012
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(458,921)	$275,914	$241,018	$—	$58,011
Cash flow from investing activities	(364,045)	(277,965)	(367,197)	—	(1,009,207)
Cash flow from financing activities	831,080	(1,966)	167,328	—	996,442
Effect of exchange rate changes on cash	—	—	(2,474)	—	(2,474)
Net increase (decrease) in cash	8,114	(4,017)	38,675	—	42,772
Cash at beginning of period	18,758	(445)	(3,462)	—	14,851
Cash at end of period	$26,872	$(4,462)	$35,213	$—	$57,623

	For the Year Ended December 31, 2011
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(203,251)	$136,974	$100,115	$—	$33,838
Cash flow from investing activities	(90,464)	(136,489)	(134,762)	—	(361,715)
Cash flow from financing activities	310,917	(310)	31,586	—	342,193
Effect of exchange rate changes on cash	—	—	(19)	—	(19)
Net increase (decrease) in cash	17,202	175	(3,080)	—	14,297
Cash at beginning of period	1,556	(620)	(382)	—	554
Cash at end of period	$18,758	$(445)	$(3,462)	$—	$14,851

	For the Year Ended December 31, 2010
	Magnum Hunter Resources Corporation	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(92,809)	$36,982	$54,659	$—	$(1,168)
Cash flow from investing activities	(21,926)	(40,862)	(55,493)	—	(118,281)
Cash flow from financing activities	117,998	(322)	45	—	117,721
Net increase (decrease) in cash	3,263	(4,202)	(789)	—	(1,728)
Cash at beginning of period	(1,707)	3,582	407	—	2,282
Cash at end of period	$1,556	$(620)	$(382)	$—	$554

Debt Securities Under Universal Shelf Registration Statement Form S-4
CONDENSED CONSOLIDATING GUARANTOR FINANCIAL STATEMENTS
Schedule of condensed consolidating balance sheets
Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Balance Sheets
(in thousands)

	As of June 30, 2013
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
ASSETS
Current assets	$70,615	$1,200	$78,806	$31,283	$(8,004)	$173,900
Intercompany accounts receivable	756,306	—	—	—	(756,306)	—
Property and equipment (using successful efforts method of accounting)	7,476	16,569	1,354,529	419,166	—	1,797,740
Investment in subsidiaries	681,755	—	102,097	92,967	(876,819)	—
Other assets	20,378	—	1,906	41,996	—	64,280
Total Assets	$1,536,530	$17,769	$1,537,338	$585,412	$(1,641,129)	$2,035,920

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities	$28,161	$2,814	$133,067	$19,019	$(8,043)	$175,018
Intercompany accounts payable	—	59,872	630,633	65,765	(756,270)	—
Long-term liabilities	602,089	1,338	96,743	123,931	—	824,101
Redeemable preferred stock	100,000	—	—	121,271	—	221,271
Shareholders' equity (deficit)	806,280	(46,255)	676,895	255,426	(876,816)	815,530
Total Liabilities and Shareholders' Equity	$1,536,530	$17,769	$1,537,338	$585,412	$(1,641,129)	$2,035,920

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Balance Sheets
(in thousands)

	As of December 31, 2012
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
ASSETS
Current assets	$63,167	$703	$60,552	$111,126	$(31,229)	$204,319
Intercompany accounts receivable	803,834	—	—	—	(803,834)	—
Property and equipment (using successful efforts method of accounting)	9,596	18,257	1,276,467	620,093	—	1,924,413
Investment in subsidiaries	763,856	—	101,341	102,354	(967,551)	—
Other assets	20,849	—	5,451	43,600	—	69,900
Total Assets	$1,661,302	$18,960	$1,443,811	$877,173	$(1,802,614)	$2,198,632

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities	$28,503	$2,291	$117,511	$125,727	$(30,376)	$243,656
Intercompany accounts payable	—	58,966	508,254	236,636	(803,856)	—
Long-term liabilities	831,286	1,274	97,271	112,615	—	1,042,446
Redeemable preferred stock	100,000	—	—	100,878	—	200,878
Shareholders' equity (deficit)	701,513	(43,571)	720,775	301,317	(968,382)	711,652
Total Liabilities and Shareholders' Equity	$1,661,302	$18,960	$1,443,811	$877,173	$(1,802,614)	$2,198,632

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Balance Sheets
(in thousands)

	As of December 31, 2012
	Magnum Hunter Resources Corporation	PRC Williston	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
ASSETS
Current assets	$63,167	$703	$60,552	$111,126	$(31,229)	$204,319
Intercompany accounts receivable	803,834	—	—	—	(803,834)	—
Property and equipment (using successful efforts accounting)	9,596	18,257	1,276,467	620,093	—	1,924,413
Investment in subsidiaries	763,856	—	101,341	102,354	(967,551)	—
Other assets	20,849	—	5,451	43,600	—	69,900
Total Assets	$1,661,302	$18,960	$1,443,811	$877,173	$(1,802,614)	$2,198,632

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities	$28,503	$2,291	$117,511	$125,727	$(30,376)	$243,656
Intercompany accounts payable	—	58,966	508,254	236,636	(803,856)	—
Long-term liabilities	831,286	1,274	97,271	112,615	—	1,042,446
Redeemable preferred stock	100,000	—	—	100,878	—	200,878
Shareholders' equity (deficit)	701,513	(43,571)	720,775	301,317	(968,382)	711,652
Total Liabilities and Shareholders' Equity	$1,661,302	$18,960	$1,443,811	$877,173	$(1,802,614)	$2,198,632

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Balance Sheets
(in thousands)

	As of December 31, 2011
	Magnum Hunter Resources Corporation	PRC Williston	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
ASSETS
Current assets	$25,401	$2,188	$21,932	$27,503	$645	$77,669
Intercompany accounts receivable	667,557	—	—	—	(667,557)	—
Property and equipment (using successful efforts accounting)	13,287	32,607	636,854	392,511	(125)	1,075,134
Investment in subsidiaries	147,491	—	62,672	125,716	(335,879)	—
Other assets	9,151	—	466	6,340	—	15,957
Total Assets	$862,887	$34,795	$721,924	$552,070	$(1,002,916)	$1,168,760

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities	$21,112	$1,319	$85,516	$59,671	$57	$167,675
Intercompany accounts payable	—	60,173	234,468	390,934	(685,575)	—
Long-term liabilities	253,319	1,983	96,885	58,246	—	410,433
Redeemable preferred stock	100,000	—	—	—	—	100,000
Shareholders' equity (deficit)	488,456	(28,680)	305,055	43,219	(317,398)	490,652
Total Liabilities and Shareholders' Equity	$862,887	$34,795	$721,924	$552,070	$(1,002,916)	$1,168,760

Schedule of condensed consolidating statements of operations
Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Operations
(in thousands)

	Three Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$(960)	$1,687	$70,634	$14,937	$(2,258)	$84,040
Expenses	15,604	4,028	89,439	25,788	(2,258)	132,601
Loss from continuing operations before equity in net income of subsidiaries	(16,564)	(2,341)	(18,805)	(10,851)	—	(48,561)
Equity in net income of subsidiaries	(29,192)	—	(113)	(1,582)	30,887	—
Loss from continuing operations before income tax	(45,756)	(2,341)	(18,918)	(12,433)	30,887	(48,561)
Income tax benefit	41,945	—	913	708	—	43,566
Loss from continuing operations	(3,811)	(2,341)	(18,005)	(11,725)	30,887	(4,995)
Income from discontinued operations, net of tax	(8,453)	—	—	6,050	—	(2,403)
Gain on sale of discontinued operations, net of tax	172,452	—	—	—	—	172,452
Net income (loss)	160,188	(2,341)	(18,005)	(5,675)	30,887	165,054
Net loss attributable to non-controlling interest	—	—	—	—	386	386
Net loss attributable to Magnum Hunter Resources Corporation	160,188	(2,341)	(18,005)	(5,675)	31,273	165,440
Dividends on preferred stock	(8,877)	—	—	(5,252)	—	(14,129)
Net income (loss) attributable to common shareholders	$151,311	$(2,341)	$(18,005)	$(10,927)	$31,273	$151,311
	Three Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$252	$2,102	$28,865	$11,673	$(434)	$42,458
Expenses	7,168	1,723	37,613	20,117	(434)	66,187
Income (loss) from continuing operations before equity in net income of subsidiaries	(6,916)	379	(8,748)	(8,444)	—	(23,729)
Equity in net income of subsidiaries	(8,963)	—	—	(3,607)	12,570	—
Income (loss) from continuing operations before income tax	(15,879)	379	(8,748)	(12,051)	12,570	(23,729)
Income tax benefit	—	—	2,206	4,652	—	6,858
Income (loss) from continuing operations	(15,879)	379	(6,542)	(7,399)	12,570	(16,871)
Income from discontinued operations, net of tax	—	—	—	2,416	—	2,416
Gain on sale of discontinued operations, net of tax	—	—	—	—	—	—
Net income (loss)	(15,879)	379	(6,542)	(4,983)	12,570	(14,455)
Net loss attributable to non-controlling interest	—	—	—	—	(48)	(48)
Net income (loss) attributable to Magnum Hunter Resources Corporation	(15,879)	379	(6,542)	(4,983)	12,522	(14,503)
Dividends on preferred stock	(4,937)	—	—	(3,268)	—	(8,205)
Net income (loss) attributable to common shareholders	$(20,816)	$379	$(6,542)	$(8,251)	$12,522	$(22,708)
Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Operations
(in thousands)

	Six Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$(1,134)	$3,295	$123,162	$34,596	$(3,702)	$156,217
Expenses	55,237	5,981	166,453	46,974	(3,702)	270,943
Loss from continuing operations before equity in net income of subsidiaries	(56,371)	(2,686)	(43,291)	(12,378)	—	(114,726)
Equity in net income of subsidiaries	(38,163)	—	(642)	(9,387)	48,192	—
Loss from continuing operations before income tax	(94,534)	(2,686)	(43,933)	(21,765)	48,192	(114,726)
Income tax benefit	41,945	—	5,767	708	—	48,420
Loss from continuing operations	(52,589)	(2,686)	(38,166)	(21,057)	48,192	(66,306)
Income from discontinued operations, net of tax	(8,453)	—	—	22,661	—	14,208
Gain on sale of discontinued operations, net of tax	172,452	—	—	—	—	172,452
Net income (loss)	111,410	(2,686)	(38,166)	1,604	48,192	120,354
Net income attributable to non-controlling interest	—		—	—	889	889
Net loss attributable to Magnum Hunter Resources Corporation	111,410	(2,686)	(38,166)	1,604	49,081	121,243
Dividends on preferred stock	(17,783)	—	—	(9,834)	—	(27,617)
Net income (loss) attributable to common shareholders	$93,627	$(2,686)	$(38,166)	$(8,230)	$49,081	$93,626
	Six Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$461	$4,189	$59,606	$22,176	$(1,645)	$84,787
Expenses	23,943	4,015	75,251	27,127	(1,645)	128,691
Income (loss) from continuing operations before equity in net income of subsidiaries	(23,482)	174	(15,645)	(4,951)	—	(43,904)
Equity in net income of subsidiaries	(5,028)	—	—	(5,882)	10,910	—
Income (loss) from continuing operations before income tax	(28,510)	174	(15,645)	(10,833)	10,910	(43,904)
Income tax benefit	—	—	5,080	4,070	—	9,150
Income (loss) from continuing operations	(28,510)	174	(10,565)	(6,763)	10,910	(34,754)
Income from discontinued operations, net of tax	—	—	—	7,517	—	7,517
Gain on sale of discontinued operations, net of tax	—	—	2,224	—	—	2,224
Net income (loss)	(28,510)	174	(8,341)	754	10,910	(25,013)
Net loss attributable to non-controlling interest	—	—	—	—	(22)	(22)
Net income (loss) attributable to Magnum Hunter Resources Corporation	(28,510)	174	(8,341)	754	10,888	(25,035)
Dividends on preferred stock	(9,384)	—	—	(3,476)	—	(12,860)
Net income (loss) attributable to common shareholders	$(37,894)	$174	$(8,341)	$(2,722)	$10,888	$(37,895)

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Operations
(in thousands)

	For the Year Ended December 31, 2012
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$565	$7,614	$141,106	$53,220	$(3,645)	$198,860
Expenses	53,883	22,505	211,404	82,972	16,703	387,467
Loss from continuing operations before equity in net income of subsidiaries	(53,318)	(14,891)	(70,298)	(29,752)	(20,348)	(188,607)
Equity in net income of subsidiaries	(91,254)	—	458	(23,362)	114,158	—
Loss from continuing operations before income tax	(144,572)	(14,891)	(69,840)	(53,114)	93,810	(188,607)
Income tax benefit	—	—	14,796	17,400	—	32,196
Loss from continuing operations	(144,572)	(14,891)	(55,044)	(35,714)	93,810	(156,411)
Income from discontinued operations, net of tax	—	—	(124)	17,405	—	17,281
Gain on sale of discontinued operations, net of tax	—	—	2,409	—	—	2,409
Net income (loss)	(144,572)	(14,891)	(52,759)	(18,309)	93,810	(136,721)
Net loss attributable to non-controlling interest	—		—		4,013	4,013
Net loss attributable to Magnum Hunter Resources Corporation	(144,572)	(14,891)	(52,759)	(18,309)	97,823	(132,708)
Dividends on preferred stock	(22,842)	—	—	(11,864)	—	(34,706)
Net income (loss) attributable to common shareholders	$(167,414)	$(14,891)	$(52,759)	$(30,173)	$97,823	$(167,414)

	For the Year Ended December 31, 2011
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$1,071	$8,687	$70,205	$17,256	$(3,778)	$93,441
Expenses	68,772	11,704	91,651	16,728	(8,783)	180,072
Loss from continuing operations before equity in net income of subsidiaries	(67,701)	(3,017)	(21,446)	528	5,005	(86,631)
Equity in net income of subsidiaries	(8,960)	—	(2,196)	(939)	12,095	—
Loss from continuing operations before income tax	(76,661)	(3,017)	(23,642)	(411)	17,100	(86,631)
Income tax benefit	—	—	571	2,416	—	2,987
Loss from continuing operations	(76,661)	(3,017)	(23,071)	2,005	17,100	(83,644)
Income from discontinued operations, net of tax	—	—	—	7,232	—	7,232
Net income (loss)	(76,661)	(3,017)	(23,071)	9,237	17,100	(76,412)
Net income attributable to non-controlling interest	—	—	—	—	(249)	(249)
Net loss attributable to Magnum Hunter Resources Corporation	(76,661)	(3,017)	(23,071)	9,237	16,851	(76,661)
Dividends on preferred stock	(14,007)	—	—	—	—	(14,007)
Net income (loss) attributable to common shareholders	$(90,668)	$(3,017)	$(23,071)	$9,237	$16,851	$(90,668)
Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Operations
(in thousands)

	For the Year Ended December 31, 2010
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Revenues	$1,395	$8,178	$19,949	$1,424	$(2,337)	$28,609
Expenses	27,421	15,275	17,578	1,610	(10,463)	51,421
Loss from continuing operations before equity in net income of subsidiaries	(26,026)	(7,097)	2,371	(186)	8,126	(22,812)
Equity in net income of subsidiaries	3,769	—	—	—	(3,769)	—
Loss from continuing operations	(22,257)	(7,097)	2,371	(186)	4,357	(22,812)
Income from discontinued operations, net of tax	1,797	—	—	684	—	2,481
Gain on sale of discontinued operations, net of tax	6,660	—	—	—	—	6,660
Net income (loss)	(13,800)	(7,097)	2,371	498	4,357	(13,671)
Net income attributable to non-controlling interest	—	—	—	—	(129)	(129)
Net loss attributable to Magnum Hunter Resources Corporation	(13,800)	(7,097)	2,371	498	4,228	(13,800)
Dividends on preferred stock	(2,467)	—	—	—	—	(2,467)
Net income (loss) attributable to common shareholders	$(16,267)	$(7,097)	$2,371	$498	$4,228	$(16,267)

Schedule of condensed consolidating statements of comprehensive income (loss)
Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Comprehensive Income (Loss)
(in thousands)

	Three Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$160,188	$(2,341)	$(18,005)	$(5,675)	$30,887	165,054
Foreign currency translation loss	—	—	—	(7,070)	—	(7,070)
Unrealized gain (loss) on available for sale securities	4,700	—	(234)	—	—	4,466
Comprehensive income (loss)	164,888	(2,341)	(18,239)	(12,745)	30,887	162,450
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	—	386	386
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$164,888	$(2,341)	$(18,239)	$(12,745)	$31,273	162,836

	Three Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(15,879)	$379	$(6,542)	$(4,983)	$12,570	(14,455)
Foreign currency translation loss	—	—	—	(4,119)	—	(4,119)
Unrealized gain (loss) on available for sale securities	—	—	(188)	—	—	(188)
Comprehensive income (loss)	(15,879)	379	(6,730)	(9,102)	12,570	(18,762)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	—	(48)	(48)
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(15,879)	379	(6,730)	(9,102)	12,522	(18,810)

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Comprehensive Income (Loss)
(in thousands)

	Six Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$111,410	$(2,686)	$(38,166)	$1,604	$48,192	$120,354
Foreign currency translation loss	—	—	—	(11,799)	—	(11,799)
Unrealized gain (loss) on available for sale securities	4,700	—	(251)	—	—	4,449
Comprehensive income (loss)	116,110	(2,686)	(38,417)	(10,195)	48,192	113,004
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	—	889	889
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$116,110	$(2,686)	$(38,417)	$(10,195)	$49,081	$113,893

	Six Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(28,510)	$174	$(8,341)	$754	$10,910	$(25,013)
Foreign currency translation loss	—	—	—	(617)	—	(617)
Unrealized gain (loss) on available for sale securities	—	—	(265)	—	—	(265)
Comprehensive income (loss)	(28,510)	174	(8,606)	137	10,910	(25,895)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	—	(22)	(22)
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(28,510)	$174	$(8,606)	$137	$10,888	$(25,917)

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Comprehensive Income (Loss)
(in thousands)

	For the Year Ended December 31, 2012
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(144,572)	$(14,891)	$(52,759)	$(18,309)	$93,810	$(136,721)
Foreign currency translation loss	—	—	—	3,883	—	3,883
Unrealized gain (loss) on available for sale securities	—	—	(309)	—	—	(309)
Comprehensive income (loss)	(144,572)	(14,891)	(53,068)	(14,426)	93,810	(133,147)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	—	4,013	4,013
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(144,572)	$(14,891)	$(53,068)	$(14,426)	$97,823	$(129,134)

	For the Year Ended December 31, 2011
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(76,661)	$(3,017)	$(23,071)	$9,237	$17,100	$(76,412)
Foreign currency translation loss	—	—	—	(12,477)	—	(12,477)
Unrealized gain (loss) on available for sale securities	—	—	14	—	—	14
Comprehensive income (loss)	(76,661)	(3,017)	(23,057)	(3,240)	17,100	(88,875)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	—	(249)	(249)
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(76,661)	$(3,017)	$(23,057)	$(3,240)	$16,851	$(89,124)

	For the Year Ended December 31, 2010
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Net income (loss)	$(13,800)	$(7,097)	$2,371	$498	$4,357	$(13,671)
Foreign currency translation loss	—	—	—	—	—	—
Unrealized gain (loss) on available for sale securities	—	—	—	—	—	—
Comprehensive income (loss)	(13,800)	(7,097)	2,371	498	4,357	(13,671)
Comprehensive income (loss) attributable to non-controlling interest	—	—	—	—	(129)	(129)
Comprehensive income (loss) attributable to Magnum Hunter Resources Corporation	$(13,800)	$(7,097)	$2,371	$498	$4,228	$(13,800)

Schedule of condensed consolidating statements of cash flows
Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Cash Flows
(in thousands)

	Six Months Ended June 30, 2013
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(156,721)	$(134)	$146,932	$83,791	$—	$73,868
Cash flow from investing activities	371,970	184	(152,127)	(115,829)	—	104,198
Cash flow from financing activities	(224,493)	—	4,051	17,852	—	(202,590)

Effect of exchange rate changes on cash	—	—	—	(357)	—	(357)
Net increase (decrease) in cash	(9,244)	50	(1,144)	(14,543)	—	(24,881)
Cash at beginning of period	26,872	—	(4,187)	34,938	—	57,623

Cash at end of period	$17,628	$50	$(5,331)	$20,395	$—	$32,742

	Six Months Ended June 30, 2012
	Magnum Hunter Resources Corporation	PRC Williston, LLC	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(478,862)	$48	$470,683	$57,296	$—	$49,165
Cash flow from investing activities	(361)	(48)	(467,835)	(190,476)	—	(658,720)
Cash flow from financing activities	475,668	—	(1,628)	145,459	—	619,499

Effect of exchange rate changes on cash	—	—	—	(33)	—	(33)
Net increase (decrease) in cash	(3,555)	—	1,220	12,246	—	9,911
Cash at beginning of period	18,758	—	(546)	(3,361)	—	14,851

Cash at end of period	$15,203	$—	$674	$8,885	$—	$24,762

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Cash Flows
(in thousands)

	For the Year Ended December 31, 2012
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(458,921)	$1,256	$281,782	$235,104	$(1,210)	$58,011
Cash flow from investing activities	(364,045)	(49)	(287,204)	(357,912)	3	(1,009,207)
Cash flow from financing activities	831,080	(1,207)	1,781	163,581	1,207	996,442
Effect of exchange rate changes on cash	—	—	—	(2,474)	—	(2,474)
Net increase (decrease) in cash	8,114	—	(3,641)	38,299	—	42,772
Cash at beginning of period	18,758	—	(546)	(3,361)	—	14,851
Cash at end of period	$26,872	$—	$(4,187)	$34,938	$—	$57,623

	For the Year Ended December 31, 2011
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(203,251)	$(1,738)	$138,855	$98,048	$1,924	$33,838
Cash flow from investing activities	(90,464)	(175)	(141,954)	(129,111)	(11)	(361,715)
Cash flow from financing activities	310,917	1,913	3,206	28,070	(1,913)	342,193
Effect of exchange rate changes on cash	—	—	—	(19)	—	(19)
Net increase (decrease) in cash	17,202	—	107	(3,012)	—	14,297
Cash at beginning of period	1,556	—	(653)	(349)	—	554
Cash at end of period	$18,758	$—	$(546)	$(3,361)	$—	$14,851

Magnum Hunter Resources Corporation and Subsidiaries
Condensed Consolidating Statements of Cash Flows
(in thousands)

	For the Year Ended December 31, 2010
	Magnum Hunter Resources Corporation	PRC Williston, Inc.	Wholly-Owned Guarantor Subsidiaries	Non Guarantor Subsidiaries	Eliminations	Magnum Hunter Resources Corporation Consolidated
Cash flow from operating activities	$(92,809)	$(4,818)	$37,687	$53,869	$4,903	$(1,168)
Cash flow from investing activities	(21,926)	(237)	(41,531)	(54,606)	19	(118,281)
Cash flow from financing activities	117,998	4,922	(520)	243	(4,922)	117,721
Net increase (decrease) in cash	3,263	(133)	(4,364)	(494)	—	(1,728)
Cash at beginning of period	(1,707)	133	3,711	145	—	2,282
Cash at end of period	$1,556	$—	$(653)	$(349)	$—	$554

SUBSEQUENT EVENTS (Tables)	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Summary of commodity derivatives
The table below is a summary of our commodity derivatives entered into subsequent to December 31, 2012 through the date of this report:

			Weighted Avg
Natural Gas	Period	MMBTU/day	Price per MMBTU
Swaps	Apr 2013 - Dec 2013	10,000	$3.83
	Jan 2014 - Dec 2014	5,000	$4.26

Floors purchased (put)	Jan 2014 - Dec 2014	10,000	$4.25

Floors sold (put)	Jan 2014 - Dec 2014	10,000	$3.75

Ceilings purchased (call)	Apr 2013 - Dec 2013	10,000	$6.00
	Jan 2014 - Dec 2014	10,000	$6.15

Ceilings sold (call)	Jan 2014 - Dec 2014	10,000	$4.78

			Weighted Avg Price per Bbl
Crude Oil	Period	Bbls/day
Swaps	Jan 2013 - Jan 2013	2,200	$94.00
	Feb 2013 - Dec 2013	4,450	$93.00

Floors purchased (put)	Feb 2013 - Dec 2013	1,750	$90.00

Floors sold (put)	Feb 2013 - Dec 2013	4,000	$80.00

Ceilings purchased (call)	Feb 2013 - Dec 2013	2,250	$100.00

Ceilings sold (call)	Jan 2015 - Dec 2015	1,570	$120.00

SUPPLEMENTAL OIL AND GAS DISCLOSURES (UNAUDITED) (Tables)	12 Months Ended
Dec. 31, 2012
Segment Reporting Information
Summary of costs incurred in oil and gas property acquisition, exploration, and development activities
The following table sets forth the costs incurred in oil and gas property acquisition, exploration, and development activities (in thousands):

	For the Year Ended December 31,
	2012	2011	2010
Purchase of non-producing leases	$414,037	$397,947	$46,683
Purchase of producing properties	159,290	226,634	53,116
Exploration costs	165,789	112,606	43,466
Development costs	262,486	101,151	13,641
Asset retirement obligation	407	5,390	2,171
	$1,002,009	$843,728	$159,077

Summary of estimating quantities of proved reserves data
The following reserve data only represent estimates and should not be construed as being exact.

Total Proved Reserves	Crude Oil and Liquids	Natural Gas
	(mbbl)	(mmcf)
Balance December 31, 2009	4,609	9,364
Revisions of previous estimates	(112)	541
Purchases of reserves in place	3,328	22,250
Extensions, discoveries, and other additions	890	13,822
Sales of reserves in place	(1,507)	(5,298)
Production	(384)	(1,227)
Balance December 31, 2010	6,824	39,452
Revisions of previous estimates	6,937	40,494
Purchases of reserves in place	6,345	43,757
Extensions, discoveries, and other additions	2,687	22,399
Sales of reserves in place	(215)	(11)
Production	(869)	(6,854)
Balance December 31, 2011	21,709	139,237
Extensions, discoveries and other additions	3,415	544
Revisions of previous estimates	12,568	25,644
Purchases of reserves in place	10,613	12,082
Sales of reserves in place	(10)	(63)
Production	(2,343)	(14,824)
Balance December 31, 2012	45,952	162,620
Developed reserves, included above:
December 31, 2010	3,720	18,888
December 31, 2011	9,179	90,198
December 31, 2012	22,617	125,526

Details of standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves
The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves are as follows:

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Future cash inflows	$4,248,384	$2,409,249	$709,788
Future production costs	(1,520,260)	(765,048)	(253,544)
Future development costs	(603,809)	(330,007)	(77,216)
Future income tax expense	(230,500)	(253,721)	(88,233)
Future net cash flows	1,893,815	1,060,473	290,795
10% annual discount for estimated timing of cash flows	(1,046,162)	(586,077)	(162,836)
Standardized measure of discounted future net cash flows	$847,653	$474,396	$127,959

Changes in standardized measure of discounted future net cash flow relating to proved oil and gas reserves
The changes in the standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves are as follows:

	Years Ended December 31,
	2012	2011	2010
	(in thousands)
Balance, beginning of period	$474,396	$127,959	$47,388
Net changes in prices and production costs	13,647	49,498	17,133
Changes in estimated future development costs	(391,318)	(167,399)	(50,950)
Sales and transfers of oil and gas produced during the period	(179,384)	(71,724)	(19,054)
Net changes due to extensions, discoveries, and improved recovery	60,468	110,316	51,022
Net changes due to revisions of previous quantity estimates (1)	290,500	235,163	(355)
Previously estimated development costs incurred during the period	245,168	24,740	25,020
Accretion of discount	85,377	27,029	2,740
Purchase of minerals in place	217,791	234,336	112,406
Sale of minerals in place	(354)	(3,726)	(23,837)
Changes in timing and other (2)	22,436	824	(1,863)
Net change in income taxes	8,926	(92,620)	(31,691)
Standardized measure of discounted future net cash flows	$847,653	$474,396	$127,959

1.
The Company's net changes due to revisions of previous quantity estimates primarily reflect upward revisions to recoverable quantities of oil and gas minerals assuming existing prices and technology. For the year ended December 31, 2012, the Company made upward revisions of 12,568 mbbls of oil and natural gas liquids and 25,644 mmcf of natural gas. For the year ended December 31, 2011, the Company made upward revisions of 6,937 mbbls of oil and natural gas liquids and 40,494 mmcf of natural gas.

2.
The Company's changes in timing and other primarily represent changes in the Company's estimates of when proved reserve quantities will be realized. The reserves as of December 31, 2012, reflect accelerated recovery of minerals due to purchases of minerals in place and capital expenditures incurred to develop properties.

Standardized measure to calculate future net revenues
The commodity prices inclusive of adjustments for quality and location used in determining future net revenues related to the standardized measure calculation are as follows:

	2012	2011	2010
Oil (per bbl)	$88.37	$96.19	$79.43
Natural gas liquids (per bbl)	$53.94	$44.25	$—
Gas (per mcf)	$3.08	$4.11	$4.37

Prc Williston Llc [Member]
Segment Reporting Information
Summary of costs incurred in oil and gas property acquisition, exploration, and development activities
The following table sets forth the costs incurred in oil and gas property acquisition, exploration, and development activities.

	(in thousands)
	2012	2011	2010
Acquisition costs	$—	$—	$—
Exploration costs	—	—	1
Development costs	49	—	80
	$49	$—	$81

Summary of estimating quantities of proved reserves data
Total Proved Reserves

	Crude oil and Condensate	Natural Gas
	(mbbl)	(mmcf)
Balances January 1, 2010	2,972	757
Extensions, discoveries and other additions	(444)	(94)
Production	(112)	(105)
Balances December 31, 2010	2,416	558
Revisions of previous estimates	(195)	119
Production	(103)	(82)
Balances December 31, 2011	2,118	595
Revisions of previous estimates	15	65
Production	(98)	(69)
Balances December 31, 2012	2,035	591
Developed reserves, included above
December 31, 2010	1,161	504
December 31, 2011	1,209	594
December 31, 2012	1,170	591

Details of standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves
The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves are as follows:

	(in thousands)
	as of December 31,
	2012	2011	2010
Future cash inflows	$159,290	$185,867	$166,661
Future production costs	(60,207)	(79,959)	(65,638)
Future development costs	(6,966)	(7,192)	(8,360)

Future net cash flows	92,117	98,716	92,663
10% annual discount for estimated timing of cash flows	(48,287)	(47,401)	(46,098)

Standardized measure of discounted future net cash flows	$43,830	$51,315	$46,565

Changes in standardized measure of discounted future net cash flow relating to proved oil and gas reserves
The changes in the standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves are as follows:

	(in thousands) Year Ended December 31,
	2012	2011	2010
Balances, beginning of period	$51,315	$46,565	$45,681
Net change in sales and transfer prices and in production (lifting) costs related to future production	(1,454)	9,324	11,320
Changes in estimated future development costs	108	1,074	4,277
Sales and transfers of oil and gas produced during the period	(2,650)	(3,566)	(3,259)
Net change due to revisions in quantity estimates	571	(5,846)	(15,431)
Previously estimated development costs incurred during the period	—	—	80
Accretion of discount	5,132	4,656	3,442
Changes in timing and other	(9,192)	(892)	455
Standardized measure of discounted future net cash flows	$43,830	$51,315	$46,565

Standardized measure to calculate future net revenues
The commodity prices inclusive of adjustments for quality and location used in determining future net revenues related to the standardized measure calculation are as follows.

	2012	2011	2010
Oil (per bbl)	$77.90	$86.86	$68.59
Gas (per mcf)	$1.24	$3.11	$1.78

ORGANIZATION AND NATURE OF OPERATIONS Organization and Nature of Operations (Details) (Prc Williston Llc [Member])	Jun. 30, 2013	Dec. 31, 2012
Prc Williston Llc [Member]
Segment Reporting Information
Limited Liability Company, Net Profit Interest Percentage Granted	12.50%	12.50%

LIQUIDITY (Details) (USD $)	3 Months Ended													6 Months Ended		12 Months Ended					1 Months Ended								1 Months Ended	3 Months Ended	6 Months Ended	1 Months Ended		1 Months Ended		3 Months Ended	6 Months Ended	12 Months Ended			3 Months Ended
	Jun. 30, 2013	Mar. 31, 2013		Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jul. 31, 2013 Subsequent event	Jun. 30, 2013 Senior Revolving Credit Facility	Apr. 24, 2013 Senior Revolving Credit Facility	Dec. 31, 2012 Senior Revolving Credit Facility	Apr. 24, 2013 Senior Revolving Credit Facility Subsequent event	Feb. 25, 2013 Senior Revolving Credit Facility Subsequent event	Jun. 30, 2013 Eureka Hunter Holdings, LLC	Dec. 31, 2012 Eureka Hunter Holdings, LLC	Apr. 24, 2013 Eagle Ford Hunter	Jun. 30, 2013 Eagle Ford Hunter	Jun. 30, 2013 Eagle Ford Hunter	Apr. 24, 2013 Eagle Ford Hunter Subsequent event	Jun. 30, 2013 Eagle Ford Hunter Subsequent event	Apr. 24, 2013 Senior Revolving Credit Facility Eagle Ford Hunter	Apr. 24, 2013 Senior Revolving Credit Facility Eagle Ford Hunter Subsequent event	Jun. 30, 2013 Williston Basin	Jun. 30, 2013 Williston Basin	Dec. 31, 2012 Williston Basin	Jun. 30, 2013 Senior Notes	May 16, 2013 Senior Notes	Jun. 30, 2013 July 2013 [Member]
Liquidity disclosures [Line Items]
Unrestricted cash and cash equivalents	$ 32,742,000			$ 57,623,000				$ 24,762,000		$ 14,851,000				$ 32,742,000	$ 24,762,000	$ 57,623,000		$ 14,851,000	$ 554,000	$ 2,282,000							$ 8,200,000	$ 36,300,000
Restricted cash and cash equivalents				1,500,000												1,500,000
Working capital deficit	(1,100,000)			39,300,000										(1,100,000)		39,300,000
Long-term debt, principal amount, outstanding																						0		225,000,000
Borrowing base minimum	265,000,000													265,000,000								264,800,000	265,000,000	337,500,000	265,000,000	350,000,000
Remaining borrowing capacity																								112,500,000
Net loss attributable to common shareholders	(151,311,000)	17,052,000		85,371,000		42,283,000		22,708,000		60,921,000	1,952,000	18,497,000	9,298,000	(93,626,000)	37,895,000	167,414,000		90,668,000	16,267,000
Operating loss from continuing operations	37,679,000	16,962,000	[1]	103,471,000	[1]	17,449,000	[1]	23,394,000	[1]	33,428,000	16,657,000	16,871,000	2,973,000	78,735,000	40,356,000	161,276,000	[1]	69,929,000	20,112,000
Impairment of unproved properties	4,817,000							0						29,474,000	4,885,000	70,556,000		0	0																			62,200,000
Charge related to leasehold abandonments	0							9,024,000						4,695,000	12,810,000	43,800,000		1,108,000	0																			33,600,000
Impairment of oil and gas properties	16,034,000							0						16,034,000	0	4,096,000		21,792,000	306,000
Disposal Group, Including Discontinued Operation Consideration Transferred																													422,100,000			422,100,000	29,500,000
Proceeds from Divestiture of Businesses																													379,800,000			379,800,000
Noncash or Part Noncash Divestiture Amount of Consideration Received Common Stock Value																													42,300,000			42,300,000
Common stock issued (in dollars per share)																													$ 4.23
Discontinued Operation, Gain (Loss) on Disposal of Discontinued Operation, Net of Tax	172,452,000	2,409,000		0		0		0						172,452,000	2,224,000	2,409,000		0	6,660,000											207,200,000 [2]	200,000
Extinguishment of Debt, Amount																																		325,000,000	325,000,000
Gain (Loss) on Contract Termination																																				(4,700,000)	(4,700,000)
Long-term Debt	669,671,000			890,760,000						290,389,000				669,671,000		890,760,000		290,389,000																					600,000,000
Debt Instrument, Penalty Interest Rate Accrual Percentage																																								0.25%
Debt Instrument, Percent Penalty Interest Rate Increase Each Subsequent 90 Days																																								0.25%
Debt Instrument, Penalty Interest Rate Maximum Annual Percentage																																								1.00%
Preferred Stock, Amount of Preferred Dividends in Arrears	$ 8,900,000																				$ 2,900,000																				$ 2,900,000

[1]	The quarter-ended December 31, 2012, loss from operations was primarily driven by exploration and abandonment expense. Management reviews leasehold acreage on a quarterly basis. During the quarter-ended December 31, 2012 management determined a significant portion of the non-core Williston Basin acreage would not be utilized as the Company planned to focus on assets that will provide a higher rate of return in 2013.
[2]	Includes operations of Eagle Ford Hunter from January 1, 2013 through April 24, 2013, the date of the sale.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended																				3 Months Ended					6 Months Ended				12 Months Ended				12 Months Ended							3 Months Ended	6 Months Ended	3 Months Ended		6 Months Ended		12 Months Ended			3 Months Ended	6 Months Ended	12 Months Ended							3 Months Ended	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Oil and natural gas properties	Dec. 31, 2011 Oil and natural gas properties	Dec. 31, 2010 Oil and natural gas properties	Dec. 31, 2012 Gas transportation, gathering, processing and other equipment	Dec. 31, 2011 Gas transportation, gathering, processing and other equipment	Dec. 31, 2012 Energy Hunter Securities Inc. [Member]	Dec. 31, 2011 Energy Hunter Securities Inc. [Member]	Jun. 30, 2013 PRC Williston, LLC (PRC)	Dec. 31, 2012 PRC Williston, LLC (PRC)	Jun. 30, 2013 Eureka Hunter Holdings, LLC	Jun. 13, 2013 Eureka Hunter Holdings, LLC	Dec. 31, 2012 Eureka Hunter Holdings, LLC	Dec. 31, 2012 Eureka Hunter Pipeline LLC	Jun. 30, 2013 TransTex Hunter, LLC	Dec. 31, 2012 TransTex Hunter, LLC	Jun. 30, 2013 Eureka Hunter Land, LLC	Dec. 31, 2012 Eureka Hunter Land, LLC	Jun. 30, 2013 TransTex Gas Services, LP	Jun. 30, 2013 Hunter Disposal LLC [Member]		Jun. 30, 2012 Hunter Disposal LLC [Member]		Jun. 30, 2013 Hunter Disposal LLC [Member]		Jun. 30, 2012 Hunter Disposal LLC [Member]		Dec. 31, 2012 Hunter Disposal LLC [Member]		Dec. 31, 2011 Hunter Disposal LLC [Member]	Feb. 17, 2012 Hunter Disposal LLC [Member]	Dec. 31, 2012 Eagle Ford Hunter	Dec. 31, 2011 Eagle Ford Hunter	Dec. 31, 2010 Eagle Ford Hunter	Apr. 24, 2013 Eagle Ford Hunter	Apr. 13, 2013 Eagle Ford Hunter	Jun. 30, 2013 Subsequent event Eagle Ford Hunter	Apr. 24, 2013 Subsequent event Eagle Ford Hunter	Jun. 30, 2013 Williston Basin	Jun. 30, 2013 Williston Basin	Jun. 30, 2013 Prc Williston Llc [Member]	Jun. 30, 2012 Prc Williston Llc [Member]	Jun. 30, 2013 Prc Williston Llc [Member]	Jun. 30, 2012 Prc Williston Llc [Member]	Dec. 31, 2012 Prc Williston Llc [Member]	Dec. 31, 2011 Prc Williston Llc [Member]	Dec. 31, 2010 Prc Williston Llc [Member]	Jun. 30, 2013 Prc Williston Llc [Member] Proved Properties	Jun. 30, 2013 Prc Williston Llc [Member] Proved Properties	Dec. 31, 2012 Prc Williston Llc [Member] Proved Properties	Dec. 31, 2011 Prc Williston Llc [Member] Proved Properties	Dec. 31, 2010 Prc Williston Llc [Member] Proved Properties	Dec. 31, 2012 Prc Williston Llc [Member] Oil and natural gas properties	Dec. 31, 2011 Prc Williston Llc [Member] Oil and natural gas properties	Dec. 31, 2012 Prc Williston Llc [Member] Exploratory wells	Dec. 31, 2011 Prc Williston Llc [Member] Exploratory wells	Jun. 30, 2012 Prc Williston Llc [Member] Unproved Properties	Jun. 30, 2012 Prc Williston Llc [Member] Unproved Properties	Dec. 31, 2012 Prc Williston Llc [Member] Unproved Properties	Dec. 31, 2011 Prc Williston Llc [Member] Unproved Properties	Dec. 31, 2010 Prc Williston Llc [Member] Unproved Properties	Dec. 31, 2012 Minimum Prc Williston Llc [Member] Oil and natural gas properties	Dec. 31, 2012 Maximum Prc Williston Llc [Member] Oil and natural gas properties	Dec. 31, 2012 Plains Marketing, LP Prc Williston Llc [Member]	Dec. 31, 2011 Plains Marketing, LP Prc Williston Llc [Member]	Dec. 31, 2010 Plains Marketing, LP Prc Williston Llc [Member]
Summary of Significant Accounting Policies
Depletion, Unit Conversion Ratio, Thousands of Cubic Feet of Gas per Barrel of Oil																																																	6		6
Depletion, Unit Conversion Ratio, Number of Gallons of Natural Gas Liquids per Barrel of Oil																																																	42			42
Asset Impairment Charges			$ 263,000	$ 0	$ 4,096,000	$ 21,782,000	$ 306,000																																										$ 1,231,000	$ 0				$ 1,200,000	$ 1,200,000	$ 2,300,000	$ 0	$ 17,000					$ 0	$ 0	$ 10,500,000	$ 0	$ 0
Net Capital													61,074	49,000
Impairment of Proved Oil and Gas Properties	16,034,000	0	16,034,000	0	4,096,000	21,792,000	306,000																																								1,231,000	0	1,231,000	0	2,250,000	0	17,000
Disposal Group, Including Discontinued Operation Consideration Transferred																																					9,300,000				422,100,000		29,500,000	422,100,000
Fair Value Inputs, Discount Rate			13.00%		13.00%
Goodwill, Acquired During Period					30,600,000																				30,600,000
Inventory, Raw Materials and Supplies, Net of Reserves	11,635,000		11,635,000		1,096,000
Ownership Percentage Sold																																					100.00%					100.00%
Consolidated controlling interest (as a percent)															87.50%	87.50%	61.00%	58.33%	61.00%
Consolidated entities ownership percentage in entity (as a percent)																				100.00%	100.00%	100.00%	100.00%	100.00%
Materials and supplies inventories					11,500,000	4,300,000
Materials and supplies inventory that would not be utilized within one year	192,000		192,000		3,464,000
Commodities inventories					1,100,000	207,000
Mineral interests in properties:
Unproved leasehold costs								645,164,000	424,610,000																																																		0	10,298,000
Proved leasehold costs								529,538,000	218,654,000																																																		33,800,000	36,164,000
Wells and related equipment and facilities								652,188,000	349,533,000
Uncompleted wells, equipment and facilities								71,665,000	27,741,000
Advances to operators for wells in progress								9,563,000	4,437,000
Total costs								1,908,118,000	1,024,975,000		218,656,000	121,030,000																																															33,800,000	46,462,000	0	0
Less accumulated depreciation, depletion, and amortization								(185,615,000)	(62,010,000)		(16,746,000)	(8,861,000)																																															(15,543,000)	(13,855,000)
Net capitalized costs								1,722,503,000	962,965,000		201,910,000	112,169,000																																															18,257,000	32,607,000
Time period for capitalization of significant construction projects (more than six months)					6 months			6 months
Interest cost capitalized during period					4,400,000	0	0	4,400,000	0	0
Inventory, Commodities Net	1,453,000		1,453,000		8,066,000
Inventory, Net	13,088,000		13,088,000		9,162,000	4,534,000																																									261,000		261,000		0
Finite-Lived Intangible Asset, Useful Life			8 years 6 months 15 days		8 years 6 months 15 days
Gain (Loss) on Contract Termination																																													(4,700,000)	(4,700,000)
Aggregate Indebtedness													38,926	132,000
Income from discontinued operations, net of taxes	$ 170,049,000	$ 2,416,000	$ 186,660,000	$ 9,741,000	$ 19,690,000	$ 7,232,000	$ 9,141,000																			$ 170,049,000	[1],[2]	$ 2,416,000	[1],[3]	$ 186,660,000	[1],[2]	$ 9,741,000	[1],[3]	$ 2,639,000	[4]	$ 2,977,000		$ 17,051,000	$ 4,255,000	$ 131,000
Accounts receivable collection period																																																																				30 days	60 days
Oil and gas produced percentage sold																																																																						99.00%	98.00%	98.00%

[1]	The gain in the three and six months ended June 30, 2013 is related to the Eagle Ford Hunter sale of approximately $207.2 million million, net of $34.7 million book income tax charge.
[2]	Includes operations of Eagle Ford Hunter from January 1, 2013 through April 24, 2013, the date of the sale.
[3]	In the second quarter of 2012, the Company revised its disclosure of discontinued operations to include adjustments reducing the gain on sale of Hunter Disposal. The revision included a tax adjustment of $1.4 million and an adjustment to discount the value of the GreenHunter shares received by $619,000. Management concluded that this revision was not material to the related March 31, 2012 financial statements.
[4]	Year ended 2012 represents operations from January 1, 2012 through February 17, 2012, the date of sale.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 2) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Gas and Oil Acreage
Time period for capitalization of significant construction projects (more than six months)					6 months
Interest cost capitalized during period					$ 4,400,000	$ 0	$ 0
Depletion, depreciation, amortization and accretion	37,986,000	22,669,000	67,040,000	42,322,000	99,900,000	36,961,000	8,189,000
Unweighted arithmetic average period					12 months
Due period of joint interest owner obligations					30 days
Allowance for doubtful accounts					448,000	286,000
Accounts payable	120,375,000		120,375,000		196,515,000	138,320,000
Required period to remit liabilities					30 days
Exploration and Abandonment Costs
Geological and geophysical	340,000	385,000	771,000	730,000	2,860,000	1,537,000	942,000
Leasehold abandonment	0	9,024,000	4,695,000	12,810,000	43,800,000	1,108,000	0
Leasehold impairments	4,817,000	0	29,474,000	4,885,000	70,556,000	0	0
Total geological, geophysical, leasehold abandonments, and other	5,157,000	9,409,000	34,940,000	18,425,000	117,216,000	2,645,000	942,000
Exploration costs						1,500,000
Minimum
Gas and Oil Acreage
Due period of accrued revenues					30 days
Maximum
Gas and Oil Acreage
Due period of accrued revenues					60 days
Magnum Hunter Production
Gas and Oil Acreage
Impairment of proved properties					4,100,000	21,800,000
Williston Basin
Gas and Oil Acreage
Impairment of proved properties					3,900,000
Exploration and Abandonment Costs
Leasehold abandonment					33,600,000
Leasehold impairments					62,200,000
Additional lease abandonment expenses	4,700,000		4,700,000
Williston Basin | Subsequent event
Exploration and Abandonment Costs
Acreage of property subject to lease	700		700
Appalachian Basin Region
Exploration and Abandonment Costs
Leasehold abandonment					10,200,000	802,000
Leasehold impairments					7,000,000
Eagle Ford Shale Region
Exploration and Abandonment Costs
Leasehold abandonment						306,000
Leasehold impairments					1,400,000
Giddings Field
Gas and Oil Acreage
Impairment of proved properties							306,000
Oil and natural gas properties
Gas and Oil Acreage
Time period for capitalization of significant construction projects (more than six months)					6 months
Interest cost capitalized during period					4,400,000	0	0
Depletion, depreciation, amortization and accretion					87,700,000	30,800,000	8,300,000
Prc Williston Llc [Member]
Gas and Oil Acreage
Depletion, depreciation, amortization and accretion	$ 381,000	$ 608,000	$ 769,000	$ 1,229,000	$ 1,868,000	$ 1,868,000	$ 2,315,000

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 3) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Capitalized costs of oil and gas properties
Time period for capitalization of significant construction projects (more than six months)					6 months
Interest cost capitalized during period					$ 4,400,000	$ 0	$ 0
Depreciation					7,600,000	8,800,000	52,000
General terms of operating leases (three years or less)					3 years
Future minimum base rentals of Transtex Hunter's non-cancelable leases
2013					6,605,000
2014					5,232,000
Payment of deferred financing costs			701,000	18,709,000	20,313,000	11,577,000	2,866,000
Amortization of deferred financing costs	1,693,000	9,523,000	2,550,000	10,086,000	7,100,000	3,600,000	1,200,000
Trans Tex Gas Services
Future minimum base rentals of Transtex Hunter's non-cancelable leases
2013					3,900,000
2014					1,600,000
Oil and natural gas properties
Capitalized costs of oil and gas properties
Time period for capitalization of significant construction projects (more than six months)					6 months
Interest cost capitalized during period					4,400,000	0	0
Total costs					1,908,118,000	1,024,975,000
Less accumulated depreciation, depletion, and amortization					(185,615,000)	(62,010,000)
Net capitalized costs					1,722,503,000	962,965,000
Gas transportation, gathering, processing and other equipment
Capitalized costs of oil and gas properties
Estimated useful lives					15 years
Total costs					218,656,000	121,030,000
Less accumulated depreciation, depletion, and amortization					(16,746,000)	(8,861,000)
Net capitalized costs					$ 201,910,000	$ 112,169,000
Field servicing assets | Minimum
Capitalized costs of oil and gas properties
Estimated useful lives					3 years
Field servicing assets | Maximum
Capitalized costs of oil and gas properties
Estimated useful lives					10 years
Furniture, fixtures and equipment | Minimum
Capitalized costs of oil and gas properties
Estimated useful lives					5 years
Furniture, fixtures and equipment | Maximum
Capitalized costs of oil and gas properties
Estimated useful lives					15 years

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 4) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended			0 Months Ended							0 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 02, 2012 Trans Tex Gas Services	Apr. 02, 2012 Trans Tex Gas Services Customer relationships	Feb. 17, 2012 Green Hunter Energy, Inc.	Feb. 17, 2012 Hunter Disposal LLC [Member]	Feb. 17, 2012 Hunter Disposal LLC [Member] Series C Preferred Stock	Dec. 31, 2012 Hunter Disposal LLC [Member] Green Hunter Energy, Inc.	Feb. 17, 2012 Hunter Disposal LLC [Member] Green Hunter Energy, Inc.	Feb. 17, 2012 Hunter Disposal LLC [Member] Green Hunter Energy, Inc. Series C Preferred Stock	Dec. 31, 2012 Hunter Disposal LLC [Member] Green Hunter Energy, Inc. Series C Preferred Stock	Apr. 24, 2013 Eagle Ford Hunter	Apr. 24, 2013 Eagle Ford Hunter Subsequent event
Investments [Abstract]
Consideration received, number of shares of common stock received										1,846,722	1,846,722						10,000,000	10,000,000
Consideration received, value of common stock received										$ 2,600,000	$ 2,600,000		$ 1,300,000				$ 42,300,000	$ 42,300,000
Consideration received, number of shares of preferred stock received										88,000		88,000		88,000
Consideration received, cumulative preferred dividend rate on preferred stock received (as a percent)										10.00%					10.00%
Consideration received, value of preferred stock received										1,900,000	2,200,000	1,900,000				1,700,000
Available for Sale Securities Activity [Roll Forward]
Available for Sale Securities, Beginning Fair Value			1,958,000	497,000	497,000	0
Acquisition of available for sale securities						483,000
Change in fair value recognized in other comprehensive income (loss)	4,466,000	(189,000)	4,449,000	(265,000)	(309,000)	14,000	0
Available for Sale Securities, Transfers to					1,770,000
Available for Sale Securities, Ending Fair Value					1,958,000	497,000	0
Equity Method Investments Activity [Roll Forward]
Equity Method Investments, Beginning Fair Value			2,072,000	0	0	0
Equity Method Investments, Additional cost basis from acquisition					3,943,000
Equity in net loss recognized in other income (expense)					(1,333,000)
Impairment in carrying value of equity method investment recognized in other income (expense)					(538,000)
Equity Method Investments, Ending Fair Value					2,072,000	0	0
Cost Method Investments Activity [Roll Forward]
Cost Method Investments, Beginning Fair Value			0	0	0	0
Cost Method Investments, Additional cost basis from acquisition					1,870,000
Cost Method Investments, Transfers from					(1,770,000)
Cost-method Investments, Decrease in carrying amount return of capital					(100,000)
Cost Method Investments, Ending Fair Value					0	0	0
Intangible Assets
Discount rate (as a percent)			13.00%		13.00%			13.00%
Weighted average amortization period								8 years 6 months 15 days	12 years 6 months
Assets Held For Sale
Trade in value of rig reclassified to Assets held for sale					500,000
Write off of remaining book value of rig					156,000
Asset Retirement Obligation
Liability for current asset retirement obligations	3,099,000		3,099,000		2,358,000	495,000
Asset retirement obligation at end of period (noncurrent)	30,258,000		30,258,000		28,322,000	20,089,000
Income Taxes
Uncertain tax positions					$ 0	$ 0

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 5) In Thousands, unless otherwise specified	12 Months Ended															6 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Series E Preferred Stock	Dec. 31, 2011 Series E Preferred Stock	Dec. 31, 2010 Series E Preferred Stock	Dec. 31, 2012 Warrants	Dec. 31, 2011 Warrants	Dec. 31, 2010 Warrants	Dec. 31, 2012 Restricted shares granted, not yet issued	Dec. 31, 2011 Restricted shares granted, not yet issued	Dec. 31, 2010 Restricted shares granted, not yet issued	Dec. 31, 2012 Common Stock Options	Dec. 31, 2011 Common Stock Options	Dec. 31, 2010 Common Stock Options	Jun. 30, 2013 Dilutive [Member]	Jun. 30, 2012 Dilutive [Member]	Jun. 30, 2013 Dilutive [Member] Warrants	Jun. 30, 2012 Dilutive [Member] Warrants	Jun. 30, 2013 Dilutive [Member] Restricted shares granted, not yet issued	Jun. 30, 2012 Dilutive [Member] Restricted shares granted, not yet issued	Jun. 30, 2013 Dilutive [Member] Common Stock Options	Jun. 30, 2012 Dilutive [Member] Common Stock Options	Jun. 30, 2013 Antidilutive [Member]	Jun. 30, 2012 Antidilutive [Member]	Jun. 30, 2013 Antidilutive [Member] Series E Preferred Stock	Jun. 30, 2012 Antidilutive [Member] Series E Preferred Stock	Jun. 30, 2013 Antidilutive [Member] Warrants	Jun. 30, 2012 Antidilutive [Member] Warrants	Jun. 30, 2013 Antidilutive [Member] Common Stock Options	Jun. 30, 2012 Antidilutive [Member] Common Stock Options
Summarize the outstanding potentially dilutive securities
Outstanding potential dilutive securities (in shares)	39,189	26,130	13,862	11,103	0	0	13,376	13,526	963	0	38	118	14,710	12,566	12,781	1,962	7,439	0	126	0	19	1,962	7,294	41,380	21,815	11,169	0	13,376	13,392	16,834	8,423

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 6) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Energy Hunter Securities, Inc.
Summary of Significant Accounting Policies
Minimum net capital required for dealings	$ 5,000
Percentage of aggregate indebtedness required for dealings	0.0667
Net capital	61,074	49,000
Aggregate indebtedness	38,926	132,000
Sentra Corporation
Summary of Significant Accounting Policies
Revenues from regulated operations	$ 511,000	$ 61,000	$ 0

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 7) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accounting Policies [Abstract]
Foreign currency translation gain (loss)	$ (7,070)	$ (4,119)	$ (11,799)	$ (617)	$ 3,883	$ (12,477)	$ 0

FAIR VALUE OF FINANCIAL INSTRUMENTS (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2013 Recurring [Member] Level 1	Dec. 31, 2012 Recurring [Member] Level 1	Dec. 31, 2011 Recurring [Member] Level 1	Jun. 30, 2013 Recurring [Member] Level 2	Dec. 31, 2012 Recurring [Member] Level 2	Dec. 31, 2011 Recurring [Member] Level 2	Jun. 30, 2013 Recurring [Member] Level 3	Dec. 31, 2012 Recurring [Member] Level 3	Dec. 31, 2011 Recurring [Member] Level 3	Jun. 30, 2013 Commodity Contract [Member] Recurring [Member] Level 1	Dec. 31, 2012 Commodity Contract [Member] Recurring [Member] Level 1	Jun. 30, 2013 Commodity Contract [Member] Recurring [Member] Level 2	Dec. 31, 2012 Commodity Contract [Member] Recurring [Member] Level 2	Jun. 30, 2013 Commodity Contract [Member] Recurring [Member] Level 3	Dec. 31, 2012 Commodity Contract [Member] Recurring [Member] Level 3	Dec. 31, 2012 Preferred Stock Embedded Derivative Level 3	Jun. 30, 2013 Preferred Stock Embedded Derivative Recurring [Member] Level 1	Dec. 31, 2012 Preferred Stock Embedded Derivative Recurring [Member] Level 1	Jun. 30, 2013 Preferred Stock Embedded Derivative Recurring [Member] Level 2	Dec. 31, 2012 Preferred Stock Embedded Derivative Recurring [Member] Level 2	Jun. 30, 2013 Preferred Stock Embedded Derivative Recurring [Member] Level 3	Dec. 31, 2012 Preferred Stock Embedded Derivative Recurring [Member] Level 3	Dec. 31, 2012 Convertible Security Embedded Derivative Level 3	Jun. 30, 2013 Convertible Security Embedded Derivative Recurring [Member] Level 1	Dec. 31, 2012 Convertible Security Embedded Derivative Recurring [Member] Level 1	Jun. 30, 2013 Convertible Security Embedded Derivative Recurring [Member] Level 2	Dec. 31, 2012 Convertible Security Embedded Derivative Recurring [Member] Level 2	Jun. 30, 2013 Convertible Security Embedded Derivative Recurring [Member] Level 3	Dec. 31, 2012 Convertible Security Embedded Derivative Recurring [Member] Level 3	Jun. 30, 2013 Maximum Preferred Stock Embedded Derivative Recurring [Member] Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Estimated volatility (as a percent)																			22.30%							40.00%					40.00%		26.00%
Credit spread rate (as a percent)																			14.64%														15.06%
Total consideration paid for acquisition																			$ 483,800,000
Assumptions and methodology used for calculating fair value of assets and liabilities
Life (in years)																										4 years 1 month 6 days					3 years 7 months 12 days
Risk-free interest rate (as a percent)																										0.67%					1.17%
Dividend																										0.00%					0.00%
Common stock issued (in dollars per share)																										$ 1.61					$ 0.8
Fair Value Measurements on a Recurring Basis
Available for sale securities	1,958,000	497,000	0	48,652,000	1,958,000	497,000	0	0	0	0	0	0
Derivative assets					0	0		4,882,000	6,924,000		264,000	0	0		4,700,000	4,882,000	0										0	0	0	0	53,000	264,000
Total assets at fair value				48,652,000	1,958,000	497,000	4,700,000	4,882,000	6,924,000	53,000	264,000	0
Derivative liabilities					0	0		7,477,000	11,912,000		43,548,000	0	0	0	2,429,000	7,477,000	0	0		0	0	0	0	55,948,000	43,548,000
Total liabilities at fair value				0	0	0	2,429,000	7,477,000	11,912,000	55,948,000	43,548,000	0
Business Acquisition, Cost of Acquired Entity, Total Enterprise Value																								$ 499,000,000

FAIR VALUE OF FINANCIAL INSTRUMENTS (Details 2) (Preferred Stock Embedded Derivative, Level 3, Embedded Derivatives, Liabilities, USD $) In Thousands, unless otherwise specified	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Preferred Stock Embedded Derivative | Level 3 | Embedded Derivatives, Liabilities
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Fair value beginning balance	$ (43,548)	$ 0
Issued embedded derivative liability	(6,960)	(52,240)
Change in fair value recognized in other income (expense)	(5,440)	8,692
Fair value ending balance	$ (55,948)	$ (43,548)

FAIR VALUE OF FINANCIAL INSTRUMENTS (Details 3) (Convertible Security Embedded Derivative, Level 3, Embedded Derivatives, Assets, USD $) In Thousands, unless otherwise specified	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Convertible Security Embedded Derivative | Level 3 | Embedded Derivatives, Assets
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Fair value beginning balance	$ 264	$ 0
Issued embedded derivative asset	0	405
Change in fair value recognized in other income (expense)	(211)	(141)
Fair value ending balance	$ 53	$ 264

FAIR VALUE OF FINANCIAL INSTRUMENTS (Details 4) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013		Dec. 31, 2012		Dec. 31, 2011
Level 2 | Senior Notes Payable due May 15, 2020
Carrying amounts and fair values of long-term debt
Fair value of long-term debt	$ 622,300		$ 613,500
Estimated Fair Value | Level 1 | Senior Revolving Credit Facility
Carrying amounts and fair values of long-term debt
Fair value of long-term debt	0	[1]	225,000	[1],[2]	142,000	[2]
Estimated Fair Value | Level 1 | Magnum Hunter Resources second lien term loan
Carrying amounts and fair values of long-term debt
Fair value of long-term debt			0	[2]	100,000	[2]
Estimated Fair Value | Level 2 | Senior Notes Payable due May 15, 2020
Carrying amounts and fair values of long-term debt
Fair value of long-term debt	622,320	[3]	613,500	[3],[4]	0	[4]
Estimated Fair Value | Level 3 | Eureka Hunter Pipeline, LLC second lien term loan
Carrying amounts and fair values of long-term debt
Fair value of long-term debt	57,143		58,550	[5]	34,407	[5]
Estimated Fair Value | Level 3 | Equipment note payable
Carrying amounts and fair values of long-term debt
Fair value of long-term debt	21,571	[6]	17,450	[5],[6],[7]	5,350	[5],[7]
Carrying Amount | Level 1 | Senior Revolving Credit Facility
Carrying amounts and fair values of long-term debt
Fair value of long-term debt	0	[1]	225,000	[1],[2]	142,000	[2]
Carrying Amount | Level 1 | Magnum Hunter Resources second lien term loan
Carrying amounts and fair values of long-term debt
Fair value of long-term debt			0	[2]	100,000	[2]
Carrying Amount | Level 2 | Senior Notes Payable due May 15, 2020
Carrying amounts and fair values of long-term debt
Fair value of long-term debt	597,209	[3]	597,212	[3],[4]	0	[4]
Carrying Amount | Level 3 | Eureka Hunter Pipeline, LLC second lien term loan
Carrying amounts and fair values of long-term debt
Fair value of long-term debt	50,000		50,000	[5]	31,000	[5]
Carrying Amount | Level 3 | Equipment note payable
Carrying amounts and fair values of long-term debt
Fair value of long-term debt	$ 22,462	[6]	$ 18,548	[5],[6],[7]	$ 6,158	[5],[7]

[1]	The carrying value of the MHR Senior Revolving Credit Facility approximates fair value as it is subject to short-term floating interest rates that approximate the rates available to us at such date.
[2]	The carrying value of each of the MHR Senior Revolving Credit Facility and Magnum Hunter's second lien term loan approximates fair value as it is subject to short-term floating interest rates that approximate the rates available to us at these dates.
[3]	The fair value of our Senior Notes is based on quoted market prices available to us for those periods.
[4]	The fair value of our Senior Notes is based on quoted market prices.
[5]	The fair value of (a) Eureka Hunter Pipeline’s second lien term loan and (b) equipment note payable, is the estimated cost to acquire the debt, including a credit spread for the difference between the issue rate and the period end market rate. The credit spread is Eureka Hunter Pipeline’s default or repayment risk. The credit spread (premium or discount) is determined by comparing fixed-rate notes and credit facility to new issuances (secured and unsecured) and secondary trades of similar size and credit statistics for both public and private debt.
[6]	The fair value of each of (a) Eureka Hunter Pipeline's second lien term loan and (b) the equipment notes payable is the estimated cost to acquire the debt, including a credit spread for the difference between the issue rate and the period end market rate.
[7]	The Company has various inconsequential equipment notes outstanding at December 31, 2011 which carrying values approximate fair values and have been excluded from the table above.

FAIR VALUE OF FINANCIAL INSTRUMENTS (Details 5) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Acquisitions					$ 532,200		$ 602,700
Impairment of oil and gas properties	16,034	0	16,034	0	4,096		21,792		306
Nonrecurring | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Proved properties impaired					0	[1]	0	[1]
Acquisitions					0	[2]	0	[2]
Total proved oil and gas properties, fair value					0		0
Nonrecurring | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Proved properties impaired					0	[1]	0	[1]
Acquisitions					0	[2]	0	[2]
Total proved oil and gas properties, fair value					0		0
Nonrecurring | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Proved properties impaired					58,082	[1]	2,710	[1]
Acquisitions					532,150	[2]	602,661	[2]
Total proved oil and gas properties, fair value					$ 590,232		$ 605,371

[1]	The Company recorded impairment charges of $4.1 million and $21.8 million during the years ended December 31, 2012 and 2011, respectively, as a result of writing down the carrying value of certain properties to fair value. In order to determine fair value, Magnum Hunter compares net capitalized costs of proved oil and natural gas properties to estimated undiscounted future net cash flows using management's expectations of economically recoverable reserves. If the net capitalized cost exceeds the undiscounted future net cash flows, Magnum Hunter impairs the net cost basis down to the discounted future net cash flows, which is management's estimate of fair value. Significant inputs used to determine the fair value include estimates of: (i) reserves; (ii) future operating and development costs; (iii) future commodity prices; and (iv) a market-based weighted average cost of capital rate. The underlying commodity prices embedded in the Company's estimated cash flows are the product of a process that begins with NYMEX forward curve pricing, adjusted for estimated location and quality differentials, as well as other factors that Magnum Hunter's management believes will impact realizable prices. The inputs used by management for the fair value measurements utilized in this review include significant unobservable inputs, and therefore, the fair value measurements employed are classified as Level 3 for these types of assets.
[2]	Magnum Hunter records the fair value of assets and liabilities acquired in business combinations. During the year ended December 31, 2011, Magnum Hunter acquired oil and natural gas properties with a fair value of $602.7 million. During the year ended December 31, 2012, Magnum Hunter acquired oil and natural gas properties with a fair value of $532.2 million. Properties acquired are recorded at fair value, which correlates to the discounted future net cash flow. Significant inputs used to determine the fair value of proved properties include estimates of: (i) reserves; (ii) future operating and development costs; (iii) future commodity prices; and (iv) a market-based weighted average cost of capital rate. The underlying commodity prices embedded in the Company's estimated cash flows are the product of a process that begins with NYMEX forward curve pricing, adjusted for estimated location and quality differentials, as well as other factors that Magnum Hunter's management believes will impact realizable prices. For acquired unproved properties, the market-based weighted average cost of capital rate is subjected to additional project specific risking factors. The inputs used by management for the fair value measurements of these acquired oil and natural gas properties include significant unobservable inputs, and therefore, the fair value measurements employed are classified as Level 3 for these types of assets.

ACQUISITIONS (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 07, 2011 Wetzel, County, West Virginia Asset Acquisition
Purchase price and fair value of net assets acquired
Acquisition costs	$ 4,700,000	$ 8,900,000	$ 2,200,000
Cash				$ 20,000,000

FINANCIAL INSTRUMENTS AND DERIVATIVES (Details)	Jun. 30, 2013 MMBTU	Dec. 31, 2012 MMBTU
Natural Gas | Collars | July 2013 - Dec 2013
Derivative Instruments
Natural gas commodity derivatives contract units per day (MMBTU)	12,500
Natural Gas | Collars | July 2013 - Dec 2013 | Minimum
Derivative Instruments
Price per unit	4.5
Natural Gas | Collars | July 2013 - Dec 2013 | Maximum
Derivative Instruments
Price per unit	5.96
Natural Gas | Collars | Jan 2013 - Dec 2013
Derivative Instruments
Natural gas commodity derivatives contract units per day (MMBTU)		12,500
Natural Gas | Collars | Jan 2013 - Dec 2013 | Minimum
Derivative Instruments
Price per unit		4.5	[1]
Natural Gas | Collars | Jan 2013 - Dec 2013 | Maximum
Derivative Instruments
Price per unit		5.96	[1]
Natural Gas | Swaps | July 2013 - Dec 2013
Derivative Instruments
Natural gas commodity derivatives contract units per day (MMBTU)	25,500
Price per unit	3.64
Natural Gas | Swaps | Jan 2013 - Dec 2013
Derivative Instruments
Natural gas commodity derivatives contract units per day (MMBTU)		15,500
Price per unit		3.52
Natural Gas | Swaps | Jan 2014 - Dec 2014
Derivative Instruments
Natural gas commodity derivatives contract units per day (MMBTU)	5,000
Natural Gas | Call Options Purchased [Member] | July 2013 - Dec 2013
Derivative Instruments
Natural gas commodity derivatives contract units per day (MMBTU)	10,000
Price per unit	6
Natural Gas | Call Options Purchased [Member] | Jan 2014 - Dec 2014
Derivative Instruments
Natural gas commodity derivatives contract units per day (MMBTU)	10,000
Price per unit	6.15
Natural Gas | Ceilings sold (call) | Jan 2014 - Dec 2014
Derivative Instruments
Natural gas commodity derivatives contract units per day (MMBTU)	26,000	16,000
Price per unit	5.47	5.91
Natural Gas | Put Options Purchased [Member] | July 2013 - Dec 2013
Derivative Instruments
Natural gas commodity derivatives contract units per day (MMBTU)	10,000
Price per unit	4.25
Natural Gas | Floors sold (put) | Jan 2014 - Dec 2014
Derivative Instruments
Natural gas commodity derivatives contract units per day (MMBTU)	10,000
Price per unit	3.75
Crude Oil | Collars | July 2013 - Dec 2013
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)	2,763
Crude Oil | Collars | July 2013 - Dec 2013 | Minimum
Derivative Instruments
Price per unit	81.38
Crude Oil | Collars | July 2013 - Dec 2013 | Maximum
Derivative Instruments
Price per unit	97.61
Crude Oil | Collars | Jan 2013 - Dec 2013
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)		2,763
Crude Oil | Collars | Jan 2013 - Dec 2013 | Minimum
Derivative Instruments
Price per unit		81.38
Crude Oil | Collars | Jan 2013 - Dec 2013 | Maximum
Derivative Instruments
Price per unit		97.61
Crude Oil | Collars | Jan 2014 - Dec 2014
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)	663
Crude Oil | Collars | Jan 2014 - Dec 2014 | Minimum
Derivative Instruments
Price per unit	85
Crude Oil | Collars | Jan 2014 - Dec 2014 | Maximum
Derivative Instruments
Price per unit	91.25
Crude Oil | Collars | Jan 2015 - Dec 2015
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)	259
Crude Oil | Collars | Jan 2015 - Dec 2015 | Minimum
Derivative Instruments
Price per unit	85
Crude Oil | Collars | Jan 2015 - Dec 2015 | Maximum
Derivative Instruments
Price per unit	91.25
Crude Oil | Swaps | July 2013 - Dec 2013
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)	5,450
Price per unit	92.72
Crude Oil | Swaps | Jan 2013 - Dec 2013
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)		1,000
Price per unit		91.46
Crude Oil | Call Options Purchased [Member] | July 2013 - Dec 2013
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)	2,250
Price per unit	100
Crude Oil | Ceilings sold (call) | Jan 2015 - Dec 2015
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)	1,570
Price per unit	120
Crude Oil | Put Options Purchased [Member] | July 2013 - Dec 2013
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)	1,750
Price per unit	90
Crude Oil | Three-way collars (1) | July 2013 - Dec 2013
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)	2,000
Price per unit	80
Crude Oil | Three-way collars (1) | July 2013 - Dec 2013 | Minimum
Derivative Instruments
Price per unit	60.63
Crude Oil | Three-way collars (1) | July 2013 - Dec 2013 | Maximum
Derivative Instruments
Price per unit	100
Crude Oil | Three-way collars (1) | Jan 2013 - Dec 2013
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)		2,000	[2]
Price per unit		80	[2]
Crude Oil | Three-way collars (1) | Jan 2013 - Dec 2013 | Minimum
Derivative Instruments
Price per unit		60.63	[2]
Crude Oil | Three-way collars (1) | Jan 2013 - Dec 2013 | Maximum
Derivative Instruments
Price per unit		100	[2]
Crude Oil | Three-way collars (1) | Jan 2014 - Dec 2014
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)	4,000	663	[2]
Price per unit	85	85	[2]
Crude Oil | Three-way collars (1) | Jan 2014 - Dec 2014 | Minimum
Derivative Instruments
Price per unit	64.94	65	[2]
Crude Oil | Three-way collars (1) | Jan 2014 - Dec 2014 | Maximum
Derivative Instruments
Price per unit	102.5	91.25	[2]
Crude Oil | Three-way collars (1) | Jan 2015 - Dec 2015
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)		259	[2]
Price per unit		85	[2]
Crude Oil | Three-way collars (1) | Jan 2015 - Dec 2015 | Minimum
Derivative Instruments
Price per unit		70	[2]
Crude Oil | Three-way collars (1) | Jan 2015 - Dec 2015 | Maximum
Derivative Instruments
Price per unit		91.25	[2]
Crude Oil | Three-way collars (2) | July 2013 - Dec 2013
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)	763
Price per unit	91.25
Crude Oil | Three-way collars (2) | July 2013 - Dec 2013 | Minimum
Derivative Instruments
Price per unit	65
Crude Oil | Three-way collars (2) | July 2013 - Dec 2013 | Maximum
Derivative Instruments
Price per unit	101.25
Crude Oil | Three-way collars (2) | Jan 2013 - Dec 2013
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)		763	[3]
Price per unit		91.25	[3]
Crude Oil | Three-way collars (2) | Jan 2013 - Dec 2013 | Minimum
Derivative Instruments
Price per unit		65	[3]
Crude Oil | Three-way collars (2) | Jan 2013 - Dec 2013 | Maximum
Derivative Instruments
Price per unit		101.25	[3]
Crude Oil | Three-way collars (2) | Jan 2014 - Dec 2014
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)		4,000	[2]
Price per unit		85	[2]
Crude Oil | Three-way collars (2) | Jan 2014 - Dec 2014 | Minimum
Derivative Instruments
Price per unit		64.94	[2]
Crude Oil | Three-way collars (2) | Jan 2014 - Dec 2014 | Maximum
Derivative Instruments
Price per unit		102.5	[2]
Crude Oil | Floors sold (put) | July 2013 - Dec 2013
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)	5,438
Price per unit	76.03
Crude Oil | Floors sold (put) | Jan 2013 - Dec 2013
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)		1,438
Price per unit		65
Crude Oil | Floors sold (put) | Jan 2014 - Dec 2014
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)	663
Price per unit	65
Crude Oil | Floors sold (put) | Jan 2015 - Dec 2015
Derivative Instruments
Crude oil commodity derivatives contract units per day (Bbl)	259
Price per unit	70

[1]	Weighted averages prices for sold put and a sold call respectively.
[2]	These three-way collars are a combination of three options: a sold put, a purchased put, and a sold call.
[3]	This three-way collar is a combination of three options: a sold put, a purchased call, and a sold call.

ACQUISITIONS (Details 2) (USD $)	Dec. 31, 2012	Apr. 13, 2011 NGAS Resources, Inc.
Purchase price and fair value of net assets acquired
Cash		$ 15,300,000
Debt assumed		53,100,000
Common stock issued as consideration (in shares)		6,986,104
Common stock issued as consideration		55,800,000
Warrant liability		1,200,000
Warrants outstanding and exercisable (in warrants)	138,388	138,388
Fair value of total purchase price:
Common stock issued in connection with acquisition		53,017,000
Common stock issued in connection with acquisition (in shares)		6,635,478
Business acquisition stock price (in dollars per share)		$ 7.99
Senior credit facility paid off at closing		33,282,000
NGAS 6% convertible notes paid off in cash at closing		13,683,000
Interest rate (as a percent)		6.00%
Contract payment in cash		12,929,000
Other long-term debt assumed		6,160,000
350,626 shares of common stock issued for change in control payments at $7.99 per share		2,802,000
Common stock issued for change in control payments		350,626
Tax on change of control payments paid in cash		1,363,000
Common stock warrants settled in cash		1,044,000
Common stock warrants issued in conversion of NGAS warrants		190,000
Total		124,470,000
Amounts recognized for assets acquired and liabilities assumed:
Working capital deficit		(11,028,000)
Oil and gas properties		135,121,000
Equipment and other fixed assets		9,055,000
Asset retirement obligation		(8,678,000)
Total		124,470,000
Working capital deficit assumed:
Cash		1,908,000
Accounts receivable		3,662,000
Prepaid Expenses		416,000
Inventory		278,000
Accounts payable		(9,009,000)
Revenue payable		(1,547,000)
Payroll tax payable		(206,000)
Advances		(3,751,000)
Deferred compensation		(379,000)
Accrued Liabilities		(2,400,000)
Total working capital deficit assumed		$ (11,028,000)

FINANCIAL INSTRUMENTS AND DERIVATIVES (Details 2) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Commodity
Derivatives, Fair Value
Gross Derivative Assets	$ 4,700	$ 4,882	$ 6,924
Gross Derivative Liabilities	(2,429)	(7,477)	(11,912)
Financial
Derivatives, Fair Value
Gross Derivative Assets	53	264	0
Gross Derivative Liabilities	(55,948)	(43,548)	0
Derivative assets - current | Commodity
Derivatives, Fair Value
Gross Derivative Assets	3,152	4,882	5,732
Derivative assets - current | Financial
Derivatives, Fair Value
Gross Derivative Assets	53	264	0
Derivatives and other long term assets | Commodity
Derivatives, Fair Value
Gross Derivative Assets	1,548	0	1,192
Derivative and other current liabilities | Commodity
Derivatives, Fair Value
Gross Derivative Liabilities	(2,254)	(3,501)	(5,800)
Derivative liabilities - long term | Commodity
Derivatives, Fair Value
Gross Derivative Liabilities	(175)	(3,976)	(6,112)
Derivative liabilities - long term | Financial
Derivatives, Fair Value
Gross Derivative Liabilities	$ (55,948)	$ (43,548)	$ 0

ACQUISITIONS (Details 3) (USD $)	0 Months Ended
	May 03, 2011 NuLoch Resources	Feb. 17, 2012 Utica Shale Assets Acquisition
Fair value of total purchase price:
Common stock issued in connection with acquisition (in shares)	38,131,846
Business acquisition cost of acquired entity number of exchangeable shares	4,275,998
Business acquisition cost of acquired entity exchangeable shares value	$ 313,800,000
Common stock issued in connection with acquisition	282,175,000
Business acquisition stock price (in dollars per share)	$ 7.4
Price of stock used to value stock issued in acquisition (in dollars per share)	$ 7.4
4,275,998 exchangeable shares at $7.40 per share	31,643,000
Debt assumed	18,770,000
Net deferred tax liability	97,912,000
Total	430,500,000	24,800,000
Amounts recognized for assets acquired and liabilities assumed:
Working capital deficit	(20,711,000)
Oil and gas properties	447,540,000
Equipment and other fixed assets	5,167,000
Asset retirement obligation	(1,496,000)
Total	430,500,000
Working capital deficit assumed:
Cash	640,000
Accounts receivable	5,951,000
Prepaid Expenses	359,000
Accounts payable	(27,661,000)
Total working capital deficit assumed	$ (20,711,000)

FINANCIAL INSTRUMENTS AND DERIVATIVES (Details 3) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Realized gain (loss)	$ (1,261)	$ 4,251	$ (305)	$ 5,738	$ 11,294	$ (2,136)	$ 3,877
Unrealized gain (loss)	7,661	13,853	(786)	13,469	10,945	(4,210)	(3,063)
Net gain (loss) on derivative contracts	$ 6,400	$ 18,104	$ (1,091)	$ 19,207	$ 22,239	$ (6,346)	$ 814

ACQUISITIONS (Details 4) (USD $) In Thousands, except Share data, unless otherwise specified	0 Months Ended			0 Months Ended
	Mar. 30, 2012 Eagle Operating, Inc.	May 03, 2011 Eagle Operating, Inc.	Nov. 02, 2012 Viking International Resources Co., Inc	Nov. 02, 2012 Series E Preferred Stock Viking International Resources Co., Inc
Acquisitions
Common stock issued in connection with acquisition (in shares)	296,859	296,859		2,774.85
Price of stock used to value stock issued in acquisition (in dollars per share)	$ 6.41	$ 6.41		$ 23.5
Cash	$ 50,974		$ 37,349
Common stock issued in connection with acquisition	1,902		65,209
Total	52,876		100,808
Amounts recognized for assets acquired and liabilities assumed:
Oil and gas properties	54,832		110,224
Asset retirement obligation	(1,956)		(5,772)
Total	$ 52,876		$ 100,808

ACQUISITIONS (Details 5) (Trans Tex Gas Services, Eureka Hunter Holdings, LLC, USD $)	0 Months Ended
Apr. 02, 2012
Trans Tex Gas Services | Eureka Hunter Holdings, LLC
Acquisitions
Common units acquired (in common units)	622,641
Fair value of total purchase price:
Business Acquisition, Cost of Acquired Entity, Total Enterprise Value	$ 400,000,000
Cash	46,047,000
Common stock issued in connection with acquisition	12,453,000
Total	58,500,000
Amounts recognized for assets acquired and liabilities assumed:
Working capital	525,000
Equipment and other fixed assets	15,575,000
Other assets	1,306,000
Goodwill	30,602,000
Intangible assets	10,492,000
Total	$ 58,500,000

ACQUISITIONS (Details 6) (USD $)	Dec. 20, 2012 township	Dec. 31, 2012 Depositary shares	Jun. 30, 2013 Depositary shares	Dec. 31, 2012 Depositary shares	Dec. 31, 2012 Series E Cumulative Convertible Preferred Stock	Jun. 30, 2013 Series E Cumulative Convertible Preferred Stock	Dec. 31, 2012 Series E Cumulative Convertible Preferred Stock	Dec. 31, 2011 Series E Cumulative Convertible Preferred Stock	May 22, 2012 Baytex Energy USA Assets	Nov. 02, 2012 Viking International Resources Co., Inc	Nov. 02, 2012 Viking International Resources Co., Inc Depositary shares	Nov. 30, 2012 Viking International Resources Co., Inc Depositary shares	Nov. 02, 2012 Viking International Resources Co., Inc Series E Cumulative Convertible Preferred Stock	Dec. 20, 2012 Samson Resources Assets Acquisition
Acquisitions
Common stock issued in connection with acquisition (in shares)			27,906								2,774,850	2,704,850	2,774.85
Cumulative dividend rate for cumulative preferred stock (as a percent)		8.00%	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%					8.00%
Preferred stock, liquidation preference										$ 69,400,000
Fair value of total purchase price:
Cash									312,018,000	37,349,000				30,000,000
Common stock issued in connection with acquisition										65,209,000
Escrow settlement										(1,750,000)
Total									312,018,000	100,808,000
Amounts recognized for assets acquired and liabilities assumed:
Oil and gas properties									312,294,000	110,224,000
Current Assets										1,676,000
Equipment and other fixed assets										970,000
AP and accrued expenses										(3,928,000)
Other long-term liabilities										(2,362,000)
Asset retirement obligation									(276,000)	(5,772,000)
Total									$ 312,018,000	$ 100,808,000
Percentage of working interest owned in acquired properties														100.00%
Business Acquisition, Number of Townships and Ranges Covered through Acquired Property	4

ACQUISITIONS (Details 7) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
NGAS Resources, Inc.
Acquisitions
Revenues	$ 19,611	$ 16,581
Operating Income (Loss)	18,453	(28,698)
NuLoch Resources
Acquisitions
Revenues	64,045	18,524
Operating Income (Loss)	(66,862)	901
Eagle Operating, Inc.
Acquisitions
Revenues	5,500
Operating Income (Loss)	(3,019)
Trans Tex Gas Services
Acquisitions
Revenues	7,014
Operating Income (Loss)	(393)
Baytex Energy USA Assets
Acquisitions
Revenues	18,430
Operating Income (Loss)	(6,649)
Virco
Acquisitions
Revenues	1,094
Operating Income (Loss)	$ 450

ACQUISITIONS (Details 8) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended													6 Months Ended		12 Months Ended
	Jun. 30, 2013	Mar. 31, 2013		Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Business Acquisitions, Pro Forma Results Of Operations [Line Items]
Total revenue	$ 84,040	$ 42,329		$ 64,462		$ 49,611		$ 42,458		$ 33,577	$ 24,271	$ 23,709	$ 11,884	$ 156,217	$ 84,787	$ 198,860		$ 93,441	$ 28,609
Loss from operations (1)	(37,679)	(16,962)	[1]	(103,471)	[1]	(17,449)	[1]	(23,394)	[1]	(33,428)	(16,657)	(16,871)	(2,973)	(78,735)	(40,356)	(161,276)	[1]	(69,929)	(20,112)
Net income (loss)	165,054							(14,455)						120,354	(25,013)	(136,721)		(76,412)	(13,671)
Net loss attributable to Magnum Hunter Resources Corporation	165,440	(12,458)		(73,284)		(32,463)		(14,503)		(56,931)	2,000	(15,040)	(6,690)	121,243	(25,035)	(132,708)		(76,661)	(13,800)
Net loss attributable to common shareholders	151,311	(17,052)		(85,371)		(42,283)		(22,708)		(60,921)	(1,952)	(18,497)	(9,298)	93,626	(37,895)	(167,414)		(90,668)	(16,267)
Loss per common share, basic and diluted	$ 0.89	$ (0.13)		$ (0.54)		$ (0.25)		$ (0.15)		$ (0.51)	$ (0.01)	$ (0.16)	$ (0.12)	$ 0.55	$ (0.27)	$ (1.07)		$ (0.8)	$ (0.25)
Pro forma
Business Acquisitions, Pro Forma Results Of Operations [Line Items]
Total revenue																290,328		160,746
Loss from operations (1)																(135,014)		(56,441)
Net income (loss)																151,946		105,412
Net loss attributable to Magnum Hunter Resources Corporation																(147,933)		(105,661)
Net loss attributable to common shareholders																$ (189,906)		$ (136,889)
Loss per common share, basic and diluted																$ (1.21)		$ (0.92)

[1]	The quarter-ended December 31, 2012, loss from operations was primarily driven by exploration and abandonment expense. Management reviews leasehold acreage on a quarterly basis. During the quarter-ended December 31, 2012 management determined a significant portion of the non-core Williston Basin acreage would not be utilized as the Company planned to focus on assets that will provide a higher rate of return in 2013.

DISCONTINUED OPERATIONS (Details) (USD $)	0 Months Ended	3 Months Ended					6 Months Ended		12 Months Ended				0 Months Ended	3 Months Ended				6 Months Ended				12 Months Ended			0 Months Ended	12 Months Ended	1 Months Ended	3 Months Ended		6 Months Ended	12 Months Ended
	Feb. 17, 2012	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Series C Preferred Stock	Feb. 17, 2012 Hunter Disposal LLC [Member]	Jun. 30, 2013 Hunter Disposal LLC [Member]		Jun. 30, 2012 Hunter Disposal LLC [Member]		Jun. 30, 2013 Hunter Disposal LLC [Member]		Jun. 30, 2012 Hunter Disposal LLC [Member]		Dec. 31, 2012 Hunter Disposal LLC [Member]		Dec. 31, 2011 Hunter Disposal LLC [Member]	Feb. 17, 2012 Hunter Disposal LLC [Member] Series C Preferred Stock	Dec. 31, 2010 Cinco Terry Property [Member]	Apr. 24, 2013 Eagle Ford Hunter	Jun. 30, 2013 Eagle Ford Hunter		Jun. 30, 2013 Eagle Ford Hunter	Dec. 31, 2012 Eagle Ford Hunter	Dec. 31, 2011 Eagle Ford Hunter	Dec. 31, 2010 Eagle Ford Hunter	Apr. 13, 2013 Eagle Ford Hunter
Discontinued operations
Equity ownership interest sold (as a percent)													100.00%																					100.00%
Total consideration received													$ 9,300,000														$ 422,100,000
Cash consideration received													2,200,000														379,800,000
Consideration received, number of shares of common stock received													1,846,722														10,000,000
Consideration received, value of common stock received													2,600,000														42,300,000
Common stock issued (in dollars per share)													$ 1.79														$ 4.23
Consideration received, number of shares of preferred stock received																									88,000
Cumulative dividend rate for cumulative preferred stock of GreenHunter Energy, Inc. (as a percent)												10.25%													10.00%
Consideration received, value of preferred stock received													2,200,000												1,900,000
Consideration received, value of promissory notes convertible into GreenHunter Energy, Inc common stock (in shares)	880,000												880,000
Consideration received, value of promissory notes convertible into GreenHunter Energy, Inc common stock, conversion price (in dollars per share)	$ 2.5												$ 2.5
Fair value of embedded derivative asset													405,000
Adjusted cash proceeds for changes in working capital to reflect the effective date of the sale										783,000														783,000
Gain on sale of discontinued operations, before tax									3,706,000	0	6,660,000											3,700,000
Gain on sale of discontinued operations, tax																						1,300,000
Results reclassified to discontinued operations
Revenues														7,308,000	[1]	16,496,000	[2]	33,174,000	[1]	32,286,000	[2]	2,400,000	[3]	13,047,000		6,486,000					72,111,000	20,240,000	741,000
Operating expenses														(1,258,000)	[1]	(10,223,000)	[2]	(10,513,000)	[1]	(20,913,000)	[2]	(2,047,000)	[3]	(10,049,000)		(3,687,000)					(45,880,000)	(13,694,000)	(610,000)
Income tax expense and other														0	[1]	0	[2]	0	[1]	1,000	[2]	(123,000)	[3]	(21,000)		(449,000)
Gain (loss) on sale of discontinued operations, net of tax		172,452,000	2,409,000	0	0	0	172,452,000	2,224,000	2,409,000	0	6,660,000			172,452,000	[1]		[2]	172,452,000	[1]	2,224,000	[2]	2,409,000	[3]	0		6,660,000		207,200,000	[1]	200,000
Income Tax Expense (Benefit)		43,566,000				6,858,000	48,420,000	9,150,000	32,196,000	2,987,000	0			(8,453,000)	[1],[4]	(3,857,000)	[2],[4]	(8,453,000)	[1],[4]	(3,857,000)	[2],[4]							(34,700,000)	[1],[4]	0	(9,180,000)	(2,291,000)	0
Income from discontinued operations, net of taxes		$ 170,049,000				$ 2,416,000	$ 186,660,000	$ 9,741,000	$ 19,690,000	$ 7,232,000	$ 9,141,000			$ 170,049,000	[1],[5]	$ 2,416,000	[2],[5]	$ 186,660,000	[1],[5]	$ 9,741,000	[2],[5]	$ 2,639,000	[3]	$ 2,977,000		$ 9,010,000					$ 17,051,000	$ 4,255,000	$ 131,000

[1]	Includes operations of Eagle Ford Hunter from January 1, 2013 through April 24, 2013, the date of the sale.
[2]	In the second quarter of 2012, the Company revised its disclosure of discontinued operations to include adjustments reducing the gain on sale of Hunter Disposal. The revision included a tax adjustment of $1.4 million and an adjustment to discount the value of the GreenHunter shares received by $619,000. Management concluded that this revision was not material to the related March 31, 2012 financial statements.
[3]	Year ended 2012 represents operations from January 1, 2012 through February 17, 2012, the date of sale.
[4]	The book income tax charge for the three and six months ended June 30, 2013 relating to discontinued operation's gain for such period was $8.5 million, which is more than offset by the Company's current year deductions. In addition, an alternative minimum tax charge of $1.3 million also arose on the Eagle Ford Hunter sale.
[5]	The gain in the three and six months ended June 30, 2013 is related to the Eagle Ford Hunter sale of approximately $207.2 million million, net of $34.7 million book income tax charge.

DIVESTITURES AND DISCONTINUED OPERATIONS (Sale of Eagle Ford Hunter) (Details) (USD $)	3 Months Ended					6 Months Ended		12 Months Ended			1 Months Ended	3 Months Ended	6 Months Ended	1 Months Ended
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 24, 2013 Eagle Ford Hunter, Inc.	Jun. 30, 2013 Eagle Ford Hunter, Inc.	Jun. 30, 2013 Eagle Ford Hunter, Inc.	Apr. 24, 2013 Senior Revolving Credit Facility Eagle Ford Hunter, Inc.
Discontinued operations
Total consideration received											$ 422,100,000
Cash consideration received											379,800,000
Noncash or Part Noncash Divestiture Amount of Consideration Received Common Stock Shares											10,000,000
Noncash or Part Noncash Divestiture Amount of Consideration Received Common Stock Value											42,300,000
Gain (loss) on sale of discontinued operations, net of tax	172,452,000	2,409,000	0	0	0	172,452,000	2,224,000	2,409,000	0	6,660,000		207,200,000 [1]	200,000
Extinguishment of debt														$ 325,000,000

[1]	Includes operations of Eagle Ford Hunter from January 1, 2013 through April 24, 2013, the date of the sale.

DIVESTITURES AND DISCONTINUED OPERATIONS (Details) (USD $)	0 Months Ended	3 Months Ended									6 Months Ended		12 Months Ended					0 Months Ended	3 Months Ended					6 Months Ended				12 Months Ended				0 Months Ended	1 Months Ended	12 Months Ended	1 Months Ended		1 Months Ended	3 Months Ended		6 Months Ended	12 Months Ended
	Feb. 17, 2012	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2013 GreenHunter Resources, Inc.	Dec. 31, 2012 GreenHunter Resources, Inc.	Feb. 17, 2012 Hunter Disposal, LLC	Jun. 30, 2013 Hunter Disposal, LLC		Dec. 31, 2012 Hunter Disposal, LLC	Jun. 30, 2012 Hunter Disposal, LLC		Jun. 30, 2013 Hunter Disposal, LLC		Jun. 30, 2012 Hunter Disposal, LLC		Dec. 31, 2012 Hunter Disposal, LLC		Dec. 31, 2011 Hunter Disposal, LLC	Feb. 17, 2012 Hunter Disposal, LLC Series C Preferred Stock	Feb. 17, 2012 Hunter Disposal, LLC GreenHunter Resources, Inc.	Feb. 29, 2012 Hunter Disposal, LLC GreenHunter Resources, Inc.	Dec. 31, 2011 Hunter Disposal, LLC GreenHunter Resources, Inc.	Feb. 29, 2012 Hunter Disposal, LLC GreenHunter Resources, Inc. Series C Preferred Stock	Feb. 17, 2012 Hunter Disposal, LLC GreenHunter Resources, Inc. Series C Preferred Stock	Apr. 24, 2013 Eagle Ford Hunter	Jun. 30, 2013 Eagle Ford Hunter		Jun. 30, 2013 Eagle Ford Hunter	Dec. 31, 2012 Eagle Ford Hunter	Dec. 31, 2011 Eagle Ford Hunter	Dec. 31, 2010 Eagle Ford Hunter	Apr. 13, 2013 Eagle Ford Hunter
Discontinued operations
Equity ownership interest sold (as a percent)																		100.00%														100.00%												100.00%
Total consideration received																		$ 9,300,000														$ 9,300,000					$ 422,100,000
Cash consideration received																		2,200,000														2,200,000					379,800,000
Consideration received, number of shares of common stock received																		1,846,722														1,846,722					10,000,000
Consideration received, value of common stock received																		2,600,000														2,600,000					42,300,000
Consideration received, value of common stock (price per share)																		$ 1.79														$ 1.79					$ 4.23
Consideration received, number of shares of preferred stock received																															88,000	88,000
Cumulative dividend rate for cumulative preferred stock (as a percent)																																			10.00%
Consideration received, value of preferred stock received																		2,200,000													1,900,000					1,900,000
Acquirer preferred stock value per share (in dollars per share)																																				$ 25
Consideration received, value of promissory notes convertible into common stock																																2,200,000
Consideration received, value of promissory notes convertible into common stock (in shares)	880,000																	880,000															880,000
Consideration received, value of promissory notes convertible into common stock, conversion price (in dollars per share)	$ 2.5																	$ 2.5														$ 2.5
Fair value of embedded derivative asset																53,000	264,000	405,000														405,000
Adjusted cash proceeds for changes in working capital to reflect the effective date of the sale														783,000																783,000				783,000
Results reclassified to discontinued operations
Revenues																			7,308,000	[1]		16,496,000	[2]	33,174,000	[1]	32,286,000	[2]	2,400,000	[3]	13,047,000											72,111,000	20,240,000	741,000
Expenses																			(1,258,000)	[1]		(10,223,000)	[2]	(10,513,000)	[1]	(20,913,000)	[2]	(2,047,000)	[3]	(10,049,000)											(45,880,000)	(13,694,000)	(610,000)
Other income (expense)																			0	[1]		0	[2]	0	[1]	1,000	[2]	(123,000)	[3]	(21,000)
Income tax benefit		43,566,000				6,858,000					48,420,000	9,150,000	32,196,000	2,987,000	0				(8,453,000)	[1],[4]		(3,857,000)	[2],[4]	(8,453,000)	[1],[4]	(3,857,000)	[2],[4]											(34,700,000)	[1],[4]	0	(9,180,000)	(2,291,000)	0
Income from discontinued operations, net of tax		(2,403,000)	5,101,000	4,856,000	4,908,000	2,416,000	2,907,000	2,167,000	1,873,000	285,000	14,208,000	7,517,000	17,281,000	7,232,000	2,481,000				(2,403,000)	[1]		2,416,000	[2]	14,208,000	[1]	7,517,000	[2]
Gain (loss) on sale of discontinued operations, net of tax		172,452,000	2,409,000	0	0	0					172,452,000	2,224,000	2,409,000	0	6,660,000				172,452,000	[1]			[2]	172,452,000	[1]	2,224,000	[2]	2,409,000	[3]	0								207,200,000	[1]	200,000
Income from discontinued operations, net of taxes		170,049,000				2,416,000					186,660,000	9,741,000	19,690,000	7,232,000	9,141,000				170,049,000	[1],[5]		2,416,000	[2],[5]	186,660,000	[1],[5]	9,741,000	[2],[5]	2,639,000	[3]	2,977,000											17,051,000	4,255,000	131,000
Tax adjustment																					(1,400,000)
Adjustment to value of consideration received																					(619,000)
Alternative minimum tax charge from the sale																			$ 0					$ 1,300,000

[1]	Includes operations of Eagle Ford Hunter from January 1, 2013 through April 24, 2013, the date of the sale.
[2]	In the second quarter of 2012, the Company revised its disclosure of discontinued operations to include adjustments reducing the gain on sale of Hunter Disposal. The revision included a tax adjustment of $1.4 million and an adjustment to discount the value of the GreenHunter shares received by $619,000. Management concluded that this revision was not material to the related March 31, 2012 financial statements.
[3]	Year ended 2012 represents operations from January 1, 2012 through February 17, 2012, the date of sale.
[4]	The book income tax charge for the three and six months ended June 30, 2013 relating to discontinued operation's gain for such period was $8.5 million, which is more than offset by the Company's current year deductions. In addition, an alternative minimum tax charge of $1.3 million also arose on the Eagle Ford Hunter sale.
[5]	The gain in the three and six months ended June 30, 2013 is related to the Eagle Ford Hunter sale of approximately $207.2 million million, net of $34.7 million book income tax charge.

GOODWILL AND INTANGIBLE ASSETS (Details) (USD $)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Intangible assets
Goodwill recorded related to midstream segment as a result of acquisition of the assets of TransTex Gas Services, LP		$ 30,600,000
Discount rate (as a percent)	13.00%	13.00%
Useful lives of intangible assets	8 years 6 months 15 days	8 years 6 months 15 days
Intangible assets [Roll Forward]
Intangible assets, at beginning of the period	10,492,000	0
Total intangible assets		10,492,000
Intangible assets, net of accumulated amortization		3,345,000
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2013		1,964,000
2014		1,810,000
2015		837,000
2016		513,000
2017		513,000
Thereafter		8,981,000
Customer relationships
Intangible assets
Useful lives of intangible assets		12 years 6 months
Intangible assets [Roll Forward]
Additions acquired through acquisition		5,434,000
Accumulated amortization		(326,000)
Trademark
Intangible assets
Useful lives of intangible assets		11 years
Intangible assets [Roll Forward]
Additions acquired through acquisition		859,000
Accumulated amortization		(58,000)
Existing contracts
Intangible assets
Useful lives of intangible assets		2 years 10 months 24 days
Intangible assets [Roll Forward]
Additions acquired through acquisition		4,199,000
Accumulated amortization		$ (1,127,000)

ASSET RETIREMENT OBLIGATIONS (Details) (USD $)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Segment Reporting Information
Asset Retirement Obligation, Revision of Estimate, Due to Change in Assumptions	$ 1,500,000
Asset Retirement Obligation, Roll Forward Analysis [Roll Forward]
Asset retirement obligation, beginning of period	30,680,000	20,584,000	4,455,000
Assumed in acquisition		8,027,000	10,174,000
Accretion expense	1,136,000	1,671,000	882,000
Liabilities incurred	90,000	373,000	688,000
Revisions in estimated liabilities	1,935,000 [1]	76,000	1,766,000
Foreign currency adjustment	(129,000)	16,000	0
Liabilities settled	(355,000)	(80,000)	(14,000)
Correction of prior year error		0	2,660,000
Associated with property sales		13,000	(27,000)
Asset retirement obligation, end of period	33,357,000	30,680,000	20,584,000
Asset Retirement Obligation, Current	3,099,000	2,358,000	495,000
Asset retirement obligation at end of period (noncurrent)	30,258,000	28,322,000	20,089,000
Prc Williston Llc [Member]
Asset Retirement Obligation, Roll Forward Analysis [Roll Forward]
Asset retirement obligation, beginning of period	2,163,000	1,983,000	1,827,000
Accretion expense	62,000	180,000	156,000
Revisions in estimated liabilities	49,000
Asset retirement obligation, end of period	2,274,000	2,163,000	1,983,000
Asset Retirement Obligation, Current	936,000	889,000	0
Asset retirement obligation at end of period (noncurrent)	$ 1,338,000	$ 1,274,000	$ 1,983,000

[1]	) $1.5 million of the revisions in estimated liabilities is related to change in assumptions used with respect to certain wells in Williston Basin US and Tableland Canada.

LONG-TERM DEBT (Details) (USD $)	4 Months Ended	6 Months Ended		7 Months Ended	12 Months Ended					0 Months Ended		12 Months Ended			6 Months Ended	12 Months Ended															12 Months Ended
	May 16, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Williston Basin and Eagle Ford Shale	May 22, 2012 Baytex	Dec. 13, 2012 Senior Notes Payable due May 15, 2020	May 16, 2012 Senior Notes Payable due May 15, 2020	Dec. 31, 2012 Senior Notes Payable due May 15, 2020	Jun. 30, 2013 Senior Notes Payable due May 15, 2020	Dec. 31, 2011 Senior Notes Payable due May 15, 2020	Jun. 30, 2013 Various equipment and real estate notes payable with maturity January 2015 - April 2021	Dec. 31, 2012 Various equipment and real estate notes payable with maturity January 2015 - April 2021	Dec. 31, 2011 Various equipment and real estate notes payable with maturity January 2015 - April 2021	Jun. 30, 2013 Second lien term loan due August 16, 2018	Dec. 31, 2012 Second lien term loan due August 16, 2018	Jun. 30, 2013 Second lien term loan due August 16, 2018 Eureka Hunter Pipelines, LLC	Dec. 31, 2012 Second lien term loan due August 16, 2018 Eureka Hunter Pipelines, LLC	Dec. 31, 2011 Second lien term loan due August 16, 2018 Eureka Hunter Pipelines, LLC	Dec. 31, 2012 Second Lien Term Loan Due October 13 2016 at 8 Percent Interest Rate [Member]		Dec. 31, 2011 Second Lien Term Loan Due October 13 2016 at 8 Percent Interest Rate [Member]		Sep. 28, 2011 Second Lien Term Loan Due October 13 2016 at 8 Percent Interest Rate [Member]	Jun. 30, 2013 Senior Revolving Credit Facility	Dec. 31, 2012 Senior Revolving Credit Facility	Dec. 31, 2011 Senior Revolving Credit Facility	Dec. 31, 2012 On or after May 15, 2016 Senior Notes Payable due May 15, 2020	Dec. 31, 2012 After May 15, 2017 Senior Notes Payable due May 15, 2020	Dec. 31, 2012 After May 15, 2018 Senior Notes Payable due May 15, 2020	Dec. 31, 2012 Prior to May 15, 2016 Senior Notes Payable due May 15, 2020	Dec. 31, 2012 Prior to May 15, 2016 Senior Notes Payable due May 15, 2020 Option one	Dec. 31, 2012 Prior to May 15, 2016 Senior Notes Payable due May 15, 2020 Option two	Dec. 31, 2012 Before May 15, 2015 Senior Notes Payable due May 15, 2020
Notes payable disclosures
Long-term Debt, Gross, Maturities, Repayments of Principal, Remainder of Fiscal Year		$ 2,172,000
Total long-term debt, outstanding		669,671,000		890,760,000	890,760,000	290,389,000						597,212,000	597,209,000	0	22,462,000	18,548,000	17,389,000	50,000,000	50,000,000		50,000,000	31,000,000	0	[1]	100,000,000	[1]	100,000,000	0	225,000,000	142,000,000
Less: current portion		(4,353,000)		(3,991,000)	(3,991,000)	(4,565,000)
Total long-term debt		665,318,000		886,769,000	886,769,000	285,824,000
Table of approximate annual maturities of debt
2013				3,991,000	3,991,000
2014		4,369,000		4,368,000	4,368,000
2015		12,145,000		6,412,000	6,412,000
2016		2,627,000		227,628,000	227,628,000
2017		1,149,000		1,149,000	1,149,000
Thereafter		650,000,000		650,000,000	650,000,000
Total		672,462,000		893,548,000	893,548,000
Senior notes issued										150,000,000	450,000,000
Interest rate (as a percent)											9.75%	9.75%	9.75%							12.50%	12.50%	12.50%			8.00%			2.96%	3.56%	3.56%
Interest rate, low end of the range (as a percent)															4.25%	4.25%	4.25%
Interest rate, high end of the range (as a percent)															5.70%	5.70%	5.70%
Proceeds from issuing Senior Notes		0	443,971,000		596,907,000	0	0			149,900,000	431,200,000
Issuing costs of senior notes										3,100,000	12,800,000
Senior notes payable, unamortized discount (in dollars)											6,000,000	2,800,000	2,800,000
Total									312,018,000
Upstream capital budget	150,000,000			325,000,000
Upstream capital budget focused on Williston Basin and Eagle Ford Shale (as a percentage)								92.00%
Premium on Issuing Senior Notes										$ 3,000,000
Minimum percentage of holding in senior notes												25.00%
Redemption price on senior notes																															104.88%	102.44%	100.00%	100.00%			109.75%
Make-whole premium as percentage of principle amount																																			1.00%
Make-whole permium calculated as basis points added to treasury rate (as a percent)																																				0.50%
Maximum percentage of the aggregate principal amount of notes redeemable before May 15, 2015 with net proceeds of certain equity offerings												35.00%
Minimum percentage of the aggregate principal amount of notes redeemed, after redemption up to 35% with net proceeds of certain equity offerings												65.00%
Number of days within entity may redeem the notes												180 days
Redemption price as percentage of principal amount of notes redeemable within 180 days of the closing date of equity offering												101.00%

[1]	The Company’s second lien term loan was paid in full in May 2012 in connection with the issuance of the Company’s Senior Notes.

LONG-TERM DEBT (Details 2) (USD $)	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Senior revolving credit facility due August 16, 2016	Dec. 31, 2012 Letter of credit facility	Jun. 30, 2013 Second lien term loan due August 16, 2018	Dec. 31, 2012 Second lien term loan due August 16, 2018	Jun. 30, 2013 Senior Revolving Credit Facility	Dec. 31, 2012 Senior Revolving Credit Facility	Apr. 13, 2013 Senior Revolving Credit Facility	Feb. 25, 2013 Senior Revolving Credit Facility	Dec. 31, 2011 Senior Revolving Credit Facility	Dec. 31, 2012 Senior Revolving Credit Facility Base rate	Dec. 31, 2012 Senior Revolving Credit Facility Base rate Minimum	Dec. 31, 2012 Senior Revolving Credit Facility Base rate Maximum	Dec. 31, 2012 Senior Revolving Credit Facility Prime lending rate	Dec. 31, 2012 Senior Revolving Credit Facility Federal funds rate	Dec. 31, 2012 Senior Revolving Credit Facility Adjusted LIBOR for one-month interest period	Dec. 31, 2012 Senior Revolving Credit Facility Adjusted LIBOR Minimum	Dec. 31, 2012 Senior Revolving Credit Facility Adjusted LIBOR Maximum	Dec. 31, 2012 Second Lien Term Loan Due October 13 2016 at 8 Percent Interest Rate [Member]		Dec. 31, 2011 Second Lien Term Loan Due October 13 2016 at 8 Percent Interest Rate [Member]		Sep. 28, 2011 Second Lien Term Loan Due October 13 2016 at 8 Percent Interest Rate [Member]	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior revolving credit facility due August 16, 2016 Base rate	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior revolving credit facility due August 16, 2016 Base rate Minimum	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior revolving credit facility due August 16, 2016 Base rate Maximum	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior revolving credit facility due August 16, 2016 Prime lending rate	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior revolving credit facility due August 16, 2016 Federal funds rate	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior revolving credit facility due August 16, 2016 Adjusted LIBOR for one-month interest period	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior revolving credit facility due August 16, 2016 Adjusted LIBOR	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior revolving credit facility due August 16, 2016 Adjusted LIBOR Minimum	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior revolving credit facility due August 16, 2016 Adjusted LIBOR Maximum	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Swingline loan facility	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Letter of credit facility	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Second lien term loan due August 16, 2018	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Second lien term loan due August 16, 2018	Dec. 31, 2011 Eureka Hunter Pipelines, LLC Second lien term loan due August 16, 2018	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Second lien term loan due August 16, 2018 Fiscal quarter ended December 31, 2012	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Second lien term loan due August 16, 2018 Fiscal quarter ended March 31, 2013	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Second lien term loan due August 16, 2018 Fiscal quarter ended June 30, 2013	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Second lien term loan due August 16, 2018 Fiscal quarter ended September 30, 2013	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Second lien term loan due August 16, 2018 Fiscal quarter ended December 31, 2013	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Second lien term loan due August 16, 2018 Fiscal quarter ended March 31, 2014	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Second lien term loan due August 16, 2018 Fiscal quarter ended June 30, 2014	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Second lien term loan due August 16, 2018 Fiscal quarter ended September 30, 2014	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Second lien term loan due August 16, 2018 Fiscal quarter ended December 31, 2014 and each fiscal quarter thereafter	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Second lien term loan due August 16, 2018 Prior to June 29, 2012	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Second lien term loan due August 16, 2018 On or after June 29, 2012	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior Revolving Credit Facility	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior Revolving Credit Facility Fiscal quarter ended December 31, 2012	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior Revolving Credit Facility Fiscal quarter ended March 31, 2013	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior Revolving Credit Facility Fiscal quarter ended June 30, 2013	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior Revolving Credit Facility Fiscal quarter ended September 30, 2013	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior Revolving Credit Facility Fiscal quarter ended December 31, 2013	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior Revolving Credit Facility Fiscal quarter ended March 31, 2014	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior Revolving Credit Facility Fiscal quarter ended June 30, 2014	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior Revolving Credit Facility Fiscal quarter ended September 30, 2014	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior Revolving Credit Facility Fiscal quarter ended December 31, 2014 and each fiscal quarter thereafter	Dec. 31, 2012 Eureka Hunter Pipelines, LLC Senior Revolving Credit Facility Fiscal quarter ended June 30, 2014 and each fiscal quarter thereafter	May 16, 2012 Second Lien Term Loan Due October 13 2016 at 8 Percent Interest Rate [Member]	Apr. 13, 2013 Eagle Ford Hunter	Apr. 02, 2013 Sixteenth Amendment to the Second Amended and Restated Credit Agreement [Member] Eagle Ford Hunter Senior Revolving Credit Facility	Apr. 23, 2013 Seventeenth Amendment to the Second Amended and Restated Credit Agreement [Member] Eagle Ford Hunter Senior Revolving Credit Facility	Dec. 31, 2012 Seventeenth Amendment to the Second Amended and Restated Credit Agreement [Member] Eagle Ford Hunter Senior Revolving Credit Facility	Jun. 30, 2013 Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Senior Revolving Credit Facility	Jun. 30, 2013 Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Senior Revolving Credit Facility Fiscal Year Ending December 31, 2013 [Member]	Jun. 30, 2013 Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Senior Revolving Credit Facility Period January 1, 2014 and Thereafter [Member]	Aug. 07, 2013 Subsequent event	Apr. 02, 2013 Subsequent event Sixteenth Amendment to the Second Amended and Restated Credit Agreement [Member] Eagle Ford Hunter Senior Revolving Credit Facility	Apr. 23, 2013 Subsequent event Seventeenth Amendment to the Second Amended and Restated Credit Agreement [Member] Eagle Ford Hunter Senior Revolving Credit Facility	Dec. 31, 2012 Subsequent event Seventeenth Amendment to the Second Amended and Restated Credit Agreement [Member] Eagle Ford Hunter Senior Revolving Credit Facility	Jun. 30, 2013 Subsequent event Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Senior Revolving Credit Facility	Aug. 07, 2013 Subsequent event Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Senior Revolving Credit Facility	Aug. 06, 2013 Subsequent event Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Senior Revolving Credit Facility	Jun. 30, 2013 Subsequent event Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Senior Revolving Credit Facility Fiscal Quarter Ending March 31, 2014 [Member]	Jun. 30, 2013 Subsequent event Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Senior Revolving Credit Facility Fiscal Period Ending December 31, 2014 [Member]	Jun. 30, 2013 Subsequent event Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Senior Revolving Credit Facility Fiscal Quarter Ending September 30, 2013 [Member]	Jun. 30, 2013 Subsequent event Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Senior Revolving Credit Facility Fiscal Quarter Ending December 31, 2013 [Member]	Jun. 30, 2013 Subsequent event Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Senior Revolving Credit Facility Fiscal Period Starting March 31, 2014 and Thereafter [Member]	Jun. 30, 2013 Subsequent event Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Senior Revolving Credit Facility Period August 1, 2013 and Thereafter [Member]	Aug. 07, 2013 Subsequent event Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Senior Revolving Credit Facility Minimum	Aug. 06, 2013 Subsequent event Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Senior Revolving Credit Facility Minimum	Aug. 07, 2013 Subsequent event Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Senior Revolving Credit Facility Maximum	Aug. 06, 2013 Subsequent event Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Senior Revolving Credit Facility Maximum	Jun. 30, 2013 Subsequent event Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Eureka Hunter Holdings, LLC Senior Revolving Credit Facility
Notes payable disclosures
Maximum borrowing capacity				$ 100,000,000	$ 10,000,000			$ 750,000,000																											$ 5,000,000	$ 5,000,000	$ 50,000,000	$ 50,000,000
Initial committed amount				25,000,000
Commitment fee percentage				0.50%	0.50%
Variable rate basis													alternate base rate			Prime Rate	Federal Funds Effective Rate									base rate			prime	Federal Funds Rate		Adjusted LIBOR
Variable rate spread														1.25%	2.75%		0.50%	1.00%	2.25%	3.75%							1.25%	2.25%		0.50%	1.00%		2.25%	3.50%																																																	250.00%	200.00%	325.00%	275.00%
Interest rate to be paid in cash																																																	9.75%	12.50%
Additional interest rate to be paid in cash or in shares of restricted common stock																																																	2.75%
Interest to be paid in cash or in shares of restricted common stock when idebtedness exceeds threshold																																																	3.75%	13.50%
Indebtedness threshold causing increase in interest rate																																																	1,000,000	1,000,000
Increase rate of interest under default of revolver or term loan									2.00%																													2.00%
Total debt to capitalization ratio, maximum																																					60.00%	60.00%
Consolidated Earnings before Interest Taxes Depreciation Amortization to Consolidated Interest Expense Ratio, Minimum																																					0.85			0.85	1.25	1.5	1.75	2.25	2.25	2.5	2.5	2.75				1.25	1.5	1.75	2	2.5	2.5	2.75	2.5	3
EBITDA to interest expense ratio, minimum																																					0.85			0.85	1.25	1.5	1.75	2.25	2.25	2.5	2.5	2.75				1.25	1.5	1.75	2	2.5	2.5	2.75	2.5	3
EBITDA to interest expense ratio when Eureka Pipeline has borrowed under the revolving facility, minimum																																						1
Debt to EBITDA ratio, maximum																																								8.5	6	6	5	4.5	4.5	4.5	4.5	4.25				6.25	5.75	5.75	4.75	4.5	4.5				4
Debt to EBITDA ratio when Eureka Pipeline has borrowed uner the revolving facility, maximum																																								6.5
Debt under revolver to EBITDA ratio																																						3.5													3.25
Long-term debt, principal amount, outstanding	669,671,000	890,760,000	290,389,000			50,000,000	50,000,000	0	225,000,000			142,000,000									0	[1]	100,000,000	[1]	100,000,000												50,000,000	50,000,000	31,000,000
Write off of unamortized deferred financing costs																																																														2,800,000
Line of Credit Facility Conforming Borrowing Capacity									306,250,000	265,000,000	350,000,000																																																						265,000,000	350,000,000						265,000,000	350,000,000
Minimum Rate of Value of Oil And Gas Properties Secured for Obligations under Senior Credit Facility								80.00%
Waiver of Required Percentage of Consideration Received for Sale of Disposal Group																																																																100.00%							100.00%
Ownership Percentage Sold																																																															100.00%		100.00%							100.00%
Number of Days for Extension of Annual Audited Financial Statements																																																																	57 days							57 days
Debt Instrument Covenant Consolidated Debt To Consolidated Earnings Before Interest Taxes Depreciation Amortization Exploration Expenses																																																																										2			4.5	4.25
Debt Instrument Covenant Consolidated Earnings Before Interest Taxes Depreciation Amortization Exploration Expenses To Consolidated Interest Expense Ratio																																																																															2	2.25	2.5
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures																																																																																							32,000,000
Line of Credit Facility, Current Borrowing Capacity	265,000,000								337,500,000																																																																														75,000,000
Senior Note Basket, After Amendment																																																																										600,000,000
Senior Note Basket, Prior to Amendment																																																																										800,000,000
Investment Basket for Unrestricted Subsidiaries																																																																			7,500,000	12,500,000	7,500,000						12,500,000	7,500,000
Leasehold Capital Expenditures																																																																																		40,000,000
Borrowing Base Limit																																																																						$ 75,000,000
Debt Instrument Increase In Basis Points From Amendment																																																																											50.00%

[1]	The Company’s second lien term loan was paid in full in May 2012 in connection with the issuance of the Company’s Senior Notes.

LONG-TERM DEBT (Details 3) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended									6 Months Ended	12 Months Ended					12 Months Ended							12 Months Ended					12 Months Ended	0 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 13, 2013 Eagle Ford Hunter	Dec. 31, 2012 Second Lien Term Loan Due October 13 2016 at 8 Percent Interest Rate [Member]		Dec. 31, 2011 Second Lien Term Loan Due October 13 2016 at 8 Percent Interest Rate [Member]		Sep. 28, 2011 Second Lien Term Loan Due October 13 2016 at 8 Percent Interest Rate [Member]	Jun. 30, 2013 Senior Revolving Credit Facility	Dec. 31, 2012 Senior Revolving Credit Facility	Dec. 31, 2011 Senior Revolving Credit Facility	Dec. 31, 2010 Senior Revolving Credit Facility	Apr. 13, 2013 Senior Revolving Credit Facility	Feb. 25, 2013 Senior Revolving Credit Facility	Dec. 31, 2012 Senior Revolving Credit Facility Fiscal quarter ended December 31, 2012	Dec. 31, 2012 Senior Revolving Credit Facility Fiscal quarter ended March 31, 2013	Dec. 31, 2012 Senior Revolving Credit Facility Fiscal quarter ended June 30, 2013	Dec. 31, 2012 Senior Revolving Credit Facility Fiscal quarter ended September 30, 2013 and each fiscal quarter thereafter	Dec. 31, 2012 Senior Revolving Credit Facility Base rate	Dec. 31, 2012 Senior Revolving Credit Facility Base rate Minimum	Dec. 31, 2012 Senior Revolving Credit Facility Base rate Maximum	Dec. 31, 2012 Senior Revolving Credit Facility Prime lending rate	Dec. 31, 2012 Senior Revolving Credit Facility Federal funds rate	Dec. 31, 2012 Senior Revolving Credit Facility Adjusted LIBOR for one-month interest period	Dec. 31, 2012 Senior Revolving Credit Facility Adjusted LIBOR Minimum	Dec. 31, 2012 Senior Revolving Credit Facility Adjusted LIBOR Maximum	Dec. 31, 2012 Letter of credit facility	May 16, 2012 Second Lien Term Loan Due October 13 2016 at 8 Percent Interest Rate [Member]
Notes payable disclosures
Interest Expense	$ (17,149,000)	$ (9,909,000)	$ (35,043,000)	$ (14,730,000)	$ (51,846,000)	$ (11,984,000)	$ (3,584,000)
Maximum borrowing capacity														750,000,000																		10,000,000
Borrowing base minimum	265,000,000		265,000,000												337,500,000
Conforming borrowing base															306,250,000			265,000,000	350,000,000
Non-conforming borrowing base															31,250,000
Borrowings under non-conforming borrowing base															0
Equity ownership interest sold (as a percent)								100.00%
Commitment fee percentage																																0.50%
Variable rate basis																								alternate base rate			Prime Rate	Federal Funds Effective Rate
Variable rate spread																									1.25%	2.75%		0.50%	1.00%	2.25%	3.75%
Additional interest rate in case of default															2.00%
Amount of dividends on preferred stock as per debt covenants															45,000,000
Current ratio															1
EBITDAX to interest expense ratio															2.5
Debt to EBITDAX Ratio required for material asset sale															4					4.75	4.5	4.25	4
Material asset sale net proceeds minimum															15,000,000
Minimum rate of value of oil and gas properties secured for obligations under senior credit facility														80.00%
Long-term debt, principal amount, outstanding	669,671,000		669,671,000		890,760,000	290,389,000			0	[1]	100,000,000	[1]	100,000,000	0	225,000,000	142,000,000
Write off of Deferred Debt Issuance Cost																																	2,800,000
Amortization and write off of deferred financing cost and discount on Senior Notes included in interest expense	1,693,000	9,523,000	2,550,000	10,086,000	7,100,000	3,600,000	1,200,000								7,400,000	3,600,000	1,200,000
Time period for capitalization of significant construction projects (more than six months)					6 months
Interest cost capitalized during period					4,400,000	0	0
Interest expense	$ (18,842,000)	$ (19,432,000)	$ (37,593,000)	$ (24,816,000)	$ (51,846,000)	$ (11,984,000)	$ (3,584,000)

[1]	The Company’s second lien term loan was paid in full in May 2012 in connection with the issuance of the Company’s Senior Notes.

SHARE-BASED COMPENSATION (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended			6 Months Ended		12 Months Ended			3 Months Ended		12 Months Ended									6 Months Ended				0 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2013 Stock options and stock appreciation rights	Jun. 30, 2012 Stock options and stock appreciation rights	Dec. 31, 2012 Stock options and stock appreciation rights	Dec. 31, 2011 Stock options and stock appreciation rights	Dec. 31, 2010 Stock options and stock appreciation rights	Jun. 30, 2013 Common Stock Options		Dec. 31, 2012 Common Stock Options Weighted average		Dec. 31, 2011 Common Stock Options Weighted average		Dec. 31, 2010 Common Stock Options Weighted average		Dec. 31, 2012 Non-vested common shares	Dec. 31, 2011 Non-vested common shares	Dec. 31, 2010 Non-vested common shares	Jun. 30, 2013 Restricted Stock [Member]	Jun. 30, 2012 Restricted Stock [Member]	Jan. 17, 2013 Subsequent event	Dec. 31, 2012 Subsequent event	Jan. 17, 2013 Officers Executives and Employees [Member]	Jan. 17, 2013 Officers Executives and Employees [Member] Stock Option 1 [Member]	Jan. 17, 2013 Officers Executives and Employees [Member] Stock Option 2 [Member]	Jan. 17, 2013 Board of Directors [Member]
Share-Based Compensation
Number of shares authorized under the Amended and Restated Stock Incentive Plan	27,500,000		27,500,000		20,000,000																					27,500,000	20,000,000
Number of shares issued under the Amended and Restated Stock Incentive Plan	3,815,707		3,815,707		3,683,657
Share-based compensation expense					$ 15,700,000	$ 25,100,000	$ 6,400,000
Shares
Outstanding at beginning of period (in shares)								14,846,994	12,566,199	12,566,199	12,779,282	7,117,000
Granted (in shares)								4,363,000	0	4,978,750	5,601,792	5,892,332
Exercised (in shares)								0	(831,000)	(1,304,050)	(5,479,250)	(52,500)
Forfeited or expired (in shares)								(413,000)	(403,000)	(1,393,905)	(335,625)	(177,550)
Outstanding at end of period (in shares)								18,796,000	11,332,000	14,846,994	12,566,199	12,779,282
Exercisable at end of period (in shares)								11,139,000	7,211,000	8,683,622	6,915,471	7,563,750
Weighted Average Exercise Price
Outstanding at beginning of period (in dollars per share)								$ 6.01	$ 5.64	$ 5.64	$ 2.65	$ 0.93
Granted (in dollars per share)								$ 4.16	$ 0	$ 6	$ 7.74	$ 4.7
Exercised (in dollars per share)								$ 0	$ 1.38	$ 1.54	$ 0.92	$ 2.05
Cancelled (in dollars per share)								$ 6.61	$ 7.79	$ 7.14	$ 3.4	$ 1.36
Outstanding at end of period (in dollars per share)								$ 5.56	$ 5.88	$ 6.01	$ 5.64	$ 2.65
Exercisable at end of period (in dollars per share)								$ 5.72	$ 5.75	$ 5.97	$ 4.97	$ 1.29
Non-vested Shares
Non-vested at beginning of period (in shares)								6,163,372	5,650,782	5,650,782	5,215,532	2,340,250
Granted (in shares)								4,363,000	0	4,978,750	5,601,792	5,892,332
Vested (in shares)								(2,677,000)	(1,150,000)	(3,405,434)	(4,832,417)	(2,964,500)
Forfeited (in shares)								(191,000)	(380,000)	(1,060,726)	(334,125)	(52,550)
Non-vested at end of period (in shares)								7,657,000	4,121,000	6,163,372	5,650,782	5,215,532
Additional disclosures
Unrecognized compensation cost								14,300,000	17,200,000	12,600,000	9,200,000	10,400,000									400,000	800,000	1,200,000	165,000	561,000
Weighted average period for recognition of compensation cost								1 year 7 months 21 days		1 year 7 months 21 days											10 months 24 days			5 months 1 day
Share Based Compensation Arrangement by Share Based Payment Award Equity Instruments Including Options Outstanding Weighted Average Remaining Contractual Term								6 years 7 months 28 days
Intrinsic value for outstanding options										3,900,000
Remaining contractual term										6 years 7 months 6 days
Assumptions used in fair value method calculation
Weighted average fair value per option granted during the period (in dollars per share)													$ 2.47	[1]	$ 3.72	[1]	$ 4.28	[1]	$ 2.65	[1]
Weighted average stock price volatility													77.77%	[2],[3]	82.64%	[4],[5]	64.29%	[4],[5]	79.32%	[4],[5]
Weighted average risk free rate of return													0.70%	[2],[3]	0.77%	[4]	2.04%	[4]	1.78%	[4]
Weighted average estimated forfeiture rate	2.45%														0.00%	[4],[6]	0.00%	[4],[6]	0.00%	[4],[6]
Weighted average expected term													4 years 6 months 4 days	[2],[3]	4 years 6 months 4 days	[4]	6 years 4 months 10 days	[4]	4 years 2 months 27 days	[4]
Shares
Non-vested at beginning of year (in shares)																					155,049	300,074	2,310,000
Granted (in shares)																					69,791	40,305	253,930
Vested (in shares)																					(159,815)	(185,330)	(2,263,856)
Non-vested at end of year (in shares)																					65,025	155,049	300,074
Weighted Average Price Per Share
Non-vested at beginning of year, weighted average exercise price																					$ 4.43	$ 4.43	$ 0.44
Granted (in dollars per share)																					$ 4.29	$ 5.45	$ 5.45
Vested (in dollars per share)																					$ 4.46	$ 0.47	$ 0.47
Non-vested at end of year, weighted average exercise price																					$ 6.09	$ 4.43	$ 4.43
Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Gross																												3,942,575	3,080,000	862,575	420,000
Share Based Compensation Arrangements by Share Based Payment Award Options Expiration Term																													10 years	5 years	10 years
Share-based Compensation Arrangements by Share-based Payment Award, Options, Grants in Period, Weighted Average Exercise Price																												$ 4.16
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period																												3 years
Vesting Rights Percentage																												25.00%
Stock Issued During Period, Value, Share-based Compensation, Net of Forfeitures	$ 2,400,000	$ 7,900,000	$ 8,699,000	$ 12,500,000	$ 15,696,000	$ 25,057,000	$ 6,380,000

[1]	Calculated using the Black-Scholes fair value based method for service and performance based grants and the Lattice Model for market based grants.
[2]	Our estimated future forfeiture rate is 2.45%.
[3]	The Company does not pay dividends on its common stock.
[4]	The Company has not paid dividends on our common stock.
[5]	The volatility assumption was estimated based upon a blended calculation of historical volatility and implied volatility over the life of the awards.
[6]	For the years 2012, 2011 and 2010, the Company estimated forfeitures to be zero based on the majority of options being granted to executive officers who are less likely to forfeit shares.

SHAREHOLDERS' EQUITY (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended						0 Months Ended		12 Months Ended				0 Months Ended	12 Months Ended			0 Months Ended	12 Months Ended	0 Months Ended	12 Months Ended			0 Months Ended				12 Months Ended			0 Months Ended			12 Months Ended			0 Months Ended	6 Months Ended	12 Months Ended		0 Months Ended		12 Months Ended		0 Months Ended	3 Months Ended		6 Months Ended		12 Months Ended					3 Months Ended		6 Months Ended		12 Months Ended					0 Months Ended	12 Months Ended	1 Months Ended	6 Months Ended	12 Months Ended	0 Months Ended	1 Months Ended				3 Months Ended		6 Months Ended		12 Months Ended				12 Months Ended			1 Months Ended	3 Months Ended		6 Months Ended		12 Months Ended			0 Months Ended	1 Months Ended	6 Months Ended			6 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 $3.00 common stock warrants warrant	Dec. 31, 2010 $3.00 common stock warrants warrant	Dec. 31, 2006 $3.00 common stock warrants	Nov. 16, 2009 $2.50 Common stock warrants	Nov. 05, 2009 $2.50 Common stock warrants	Dec. 31, 2012 $2.50 Common stock warrants	Dec. 31, 2011 $2.50 Common stock warrants warrant	Dec. 31, 2010 $2.50 Common stock warrants warrant	Dec. 31, 2010 $2.00 common stock warrants warrant	Aug. 13, 2011 $10.50 Common stock warrants warrant	Dec. 31, 2012 $10.50 Common stock warrants	Dec. 31, 2012 $15.13 Common stock warrants	Dec. 31, 2012 $19.04 Common stock warrants	Jan. 14, 2011 PostRock	Dec. 31, 2010 PostRock	Apr. 13, 2011 NGAS Resources, Inc.	Dec. 31, 2012 NGAS Resources, Inc.	Dec. 31, 2011 NGAS Resources, Inc.	Dec. 31, 2010 NGAS Resources, Inc.	May 03, 2011 NuLoch Resources	Mar. 30, 2012 Eagle Operating	Nov. 30, 2012 VIRCO	Nov. 02, 2012 VIRCO	Dec. 31, 2008 PRC Williston, Inc.	Dec. 31, 2011 At the market sales agreement	Dec. 31, 2010 At the market sales agreement	Aug. 13, 2011 Common Stock $10.50 Common stock warrants warrant	Aug. 20, 2012 Common Stock Magnum Hunter Resources Corporation	Aug. 13, 2011 Common Stock Magnum Hunter Resources Corporation	Dec. 31, 2012 Common Stock Magnum Hunter Resources Corporation	Aug. 13, 2013 Common Stock Magnum Hunter Resources Corporation	Aug. 13, 2013 Common Stock Magnum Hunter Resources Corporation Minimum discretionary_contribution	May 16, 2012 Common Stock Underwritten public offering	Jun. 30, 2013 Exchangeable common stock	Dec. 31, 2012 Exchangeable common stock	Dec. 31, 2011 Exchangeable common stock	Aug. 13, 2011 Exchangeable common stock $10.50 Common stock warrants warrant	May 03, 2011 Exchangeable common stock NuLoch Resources	Dec. 31, 2012 Exchangeable common stock NuLoch Resources	Dec. 31, 2011 Exchangeable common stock NuLoch Resources	Dec. 13, 2009 Series C Preferred Stock	Jun. 30, 2013 Series C Preferred Stock	Jun. 30, 2012 Series C Preferred Stock	Jun. 30, 2013 Series C Preferred Stock	Jun. 30, 2012 Series C Preferred Stock	Dec. 31, 2012 Series C Preferred Stock	Dec. 31, 2011 Series C Preferred Stock	Dec. 31, 2010 Series C Preferred Stock	Dec. 31, 2011 Series C Preferred Stock At the market sales agreement	Dec. 31, 2010 Series C Preferred Stock At the market sales agreement	Jun. 30, 2013 Series D Preferred Stock	Jun. 30, 2012 Series D Preferred Stock	Jun. 30, 2013 Series D Preferred Stock	Jun. 30, 2012 Series D Preferred Stock	Dec. 31, 2012 Series D Preferred Stock	Dec. 31, 2011 Series D Preferred Stock	Dec. 31, 2010 Series D Preferred Stock	Dec. 31, 2012 Series D Preferred Stock At the market sales agreement	Dec. 31, 2011 Series D Preferred Stock At the market sales agreement	Sep. 07, 2012 Series D Preferred Stock Underwritten public offering	Dec. 31, 2011 Series D Preferred Stock Underwritten public offering	Dec. 31, 2012 Depositary shares	Jun. 30, 2013 Depositary shares	Dec. 31, 2012 Depositary shares	Nov. 02, 2012 Depositary shares VIRCO	Nov. 30, 2012 Depositary shares VIRCO	Jun. 30, 2013 Series A Preferred Stock	Dec. 31, 2012 Series A Preferred Stock	Dec. 31, 2011 Series A Preferred Stock	Jun. 30, 2013 Series A Preferred Stock Eureka Hunter Holdings, LLC	Jun. 30, 2012 Series A Preferred Stock Eureka Hunter Holdings, LLC	Jun. 30, 2013 Series A Preferred Stock Eureka Hunter Holdings, LLC	Jun. 30, 2012 Series A Preferred Stock Eureka Hunter Holdings, LLC	Dec. 31, 2012 Series A Preferred Stock Eureka Hunter Holdings, LLC	Dec. 31, 2011 Series A Preferred Stock Eureka Hunter Holdings, LLC	Dec. 31, 2010 Series A Preferred Stock Eureka Hunter Holdings, LLC	Apr. 02, 2012 Series A Preferred Stock Eureka Hunter Holdings, LLC	Dec. 31, 2012 Series B Preferred Stock	Dec. 31, 2011 Series B Preferred Stock	Dec. 31, 2010 Series B Preferred Stock	Dec. 31, 2012 Series E Preferred Stock	Jun. 30, 2013 Series E Preferred Stock	Jun. 30, 2012 Series E Preferred Stock	Jun. 30, 2013 Series E Preferred Stock	Jun. 30, 2012 Series E Preferred Stock	Dec. 31, 2012 Series E Preferred Stock	Dec. 31, 2011 Series E Preferred Stock	Dec. 31, 2010 Series E Preferred Stock	Nov. 02, 2012 Series E Preferred Stock VIRCO	Jul. 31, 2013 Subsequent event	Jun. 13, 2013 Subsequent event Series D Preferred Stock	Jul. 25, 2013 Subsequent event Series A Preferred Stock Eureka Hunter Holdings, LLC	Jun. 13, 2013 Subsequent event Series A Preferred Stock Eureka Hunter Holdings, LLC	Jun. 13, 2013 Subsequent event Series E Preferred Stock
Common Stock [Abstract]
Common stock issued in connection with share-based compensation (in shares)			132,050		84,052	121,143	2,539,317
Common stock issued upon warrant exercise (in shares)					1,438,275	6,293,107	7,589,154
Proceeds from exercise of common stock options					$ 2,300,000	$ 7,600,000	$ 16,200,000
Stock issued (in shares)																																1,713,598	10,832,076							35,000,000																				216,068		2,771,263	1,437,558		1,721,263	1,037,558	1,050,000	400,000	1,000,000																													216,068			27,906
Common stock issued (in dollars per share)																																$ 8.27	$ 3.57							$ 4.5																											$ 44		$ 23.5	$ 24.24	$ 23.5
Total new proceeds from issuance of common stock			0	148,675,000	148,241,000	13,892,000	38,678,000																									13,900,000	38,700,000
Common stock issued in connection with acquisition (in shares)																					946,314	2,255,046	6,635,478				38,131,846	296,859																																										27,906		2,774,850	2,704,850																							2,774.85
Common stock issued in connection with acquisition																					7,500,000	17,100,000	53,017,000				282,175,000	1,900,000		65,209,000
Common stock issued in connection with acquisition (in dollars per share)																					$ 7.97	$ 7.58	$ 7.99				$ 7.4	$ 6.41																																																																				$ 23.5
Common stock issued upon exchange of MHR Exchangeco Corporation's exchangeable shares (in shares)																																									505,835	3,188,036	582,127			3,188,036	582,127
Common stock issued to employees in connection with acquisition (in shares)																							350,626
Common stock issued to employees in connection with acquisition																							2,800,000
Proceeds from stock issuance			10,181,000	50,883,000	144,635,000	94,764,000	63,444,000																																	157,500,000								5,100,000								29,100,000	63,400,000			9,600,000		122,500,000			77,900,000		44,600,000			590,000																												9,600,000			663,000
Gross proceeds from stock issuance					148,241,000	13,892,000	38,678,000	2,400,000					328,000
Common stock issued as a matching contribution to the Employee Stock Ownership Plan (in shares)																																			199,055
Obligation to make future contributions to the plan																																					0
Unearned Common Stock in Employee Stock Ownership Plan [Abstract]
Shares returned to treasury							761,652																													153,300
Treasury stock (in dollars per share)																																					$ 3.94	$ 3.94
Common stock to be offered for sale or contributed to the Plan							153,300																														153,300
Number of discretionary matching contributions common stock may be contributed (one or more)																																							1
Exchangeable Common Stock [Abstract]
Exchangeable shares issued for acquisition of NuLoch Resources (in shares)																																													4,275,998
Number of shares of common stock exchaged by each exchangeable share																																													1
Exchangeable shares issued for acquisition of NuLoch Resources						31,643,000																																							31,600,000
Exchangeable stock, time period from issuance the shares are redeemable																																														1 year
Exchangeable shares outstanding																																														505,835
Common Stock Warrants [Abstract]
Number of warrants exercised								771,812	251,500	871,500			134,177	42,045	1,562,504	5,722,650		48
Exercise price of warrants (in dollars per share)								3	3	3	2.5	2.5	2.5	2.5	2.5	2	10.5	10.5	15.13	19.04
Term of warrants										5 years	3 years	3 years
Warrants issued along with a cash payment for commission fees										326,812
Exercise price in conjuncction with private placement										3
Warrants issued in association with common stock sales											1,280,744	457,982
Number of common shares that can be purchased upon exercise of warrant												1					1
Redemption price of warrants (in dollars per share)												$ 0.01
Minimum average trading price of common stock												$ 3.75
Threshold number of specified trading days that common stock price must exceed threshold price within a specified consecutive trading period to trigger redemption event												20 days
Number of shares that can be purchased from exercise of each warrant											1,280,744
Exercise price as a percentage of closing price of common shares											145.00%
Warrants outstanding																							4,609,038
Exchange ratio of NGAS warrants into common stock warrants																							8.46%
Period available to holder under cash out option																							30 days
Cash paid on cash out option on warrants																							1,000,000
Warrants opted cash out option (in shares)																							251,536
Warrants convertible outstanding (in shares)					138,388																		138,388
Stock warrant dividend ratio																	100
Issuance of warrants to common stock holders (in shares)																																		12,875,093										378,174
Fair market value of warrants																	6,900,000
Proceeds from exercise of warrants							16,100,000
Warrants expired (in shares)								15,000								78,000
Common stock warrants canceled during the year																		15,330
Changes in warrant activity
Shares, Outstanding at beginning of year			13,376,277	13,525,832	13,525,832	963,034	8,577,688
Shares, Granted					0	13,391,655	0
Shares, Exercised, forfeited, or expired					(149,555)	(828,857)	(7,614,654)
Shares, Outstanding at end of year					13,376,277	13,525,832	963,034
Shares, Exercisable at end of year					13,376,277	13,525,832	963,034												97,780	40,608			389,924
Changes in weighted-average exercise price
Weighted-Average Exercise Price, Outstanding at beginning of period (in dollars per share)			10.56	10.48	10.48	2.91	2.15
Weighted-Average Exercise Price, Granted					0	10.56	0
Weighted-Average Exercise Price, Exercised, forfeited, or expired (in dollars per share)					3.32	2.97	2.14
Weighted-Average Exercise Price, Outstanding at end of period (in dollars per share)					10.56	10.48	2.91
Weighted-Average Exercise Price, Exercisable at end of year (in dollars per share)					10.56	10.48	2.91
Warrants outstanding					0
Weighted average remaining contract life					9 months 18 days
Cumulative Perpetual Preferred Stock [Abstract]
Cumulative dividend rate for cumulative preferred stock (as a percent)																																																					10.25%							8.00%		8.00%	8.00%						8.00%	8.00%	8.00%																	8.00%			8.00%		8.00%	8.00%		8.00%
Preferred stock par value (in dollars per share)																																																$ 0.01															$ 0.01																									$ 0.01					$ 0.01
Preferred Stock, liquidation preference (in dollars per share)																																																										$ 50		$ 50		$ 50	$ 50						$ 25	$ 25	$ 25																	$ 25,000	$ 25,000		$ 25,000		$ 25,000	$ 25,000
Issued shares of Preferred Stock for cash					144,635,000	65,689,000																																																						9,591,000																															590,000
Offering expenses			109,000	0																																																								200,000		3,100,000			1,500,000		1,600,000
Interest in share of Series E Preferred Stock per Depository Share																																																																						0.001	0.001
Conversion price (in dollars per share)																																																																					$ 8.5	$ 8.5	$ 8.5																	$ 8.5	$ 8.5		$ 8.5		$ 8.5
Depositary share issued into escrow account related to acquisition																																																																									70,000
Percentage of ownership interest acquired																													100.00%
Depositary shares returned and held in treasury					0		0																																																																		1,800,000
Proceeds from issuance of depositary shares (in dollars per share)																																																																					$ 22.4425
Non-controlling Interests [Abstract]
Non-controlling interest acquired					497,000
Equity participation agreement, percentage of distributions paid to PRC Williston payable to lenders																															12.50%
Value of equity participation agreements																															3,400,000
Common units issued																																																214,950	4,000,000		4,000,000		4,000,000	4,000,000		1,190,544	2,594,506																	8,902,326	7,672,892	0								622,641															88,901	229,434
Value of common units issued related to acquisitions																																																																																				12,500,000															1,800,000	4,600,000
Summary of Non-controlling Interests [Roll Forward]
Non-controlling interest at beginning of period			10,139,000	2,196,000	2,196,000	1,450,000	1,321,000
Non-controlling interests acquired through acquisition of NGAS					12,453,000	497,000																		0	497,000	0
Purchase of outstanding non-controlling interests					(497,000)	0	0
Issuance of shares of Eureka Hunter Holdings, LLC Common Units					12,453,000	0	0
Income (loss) attributable to non-controlling interest	(386,000)	48,000	(889,000)	22,000	(4,013,000)	249,000	129,000
Non-controlling interest at end of period	9,250,000		9,250,000		10,139,000	2,196,000	1,450,000
Dividends, Preferred Stock [Abstract]
Dividends on preferred stock	(14,129,000)	(8,205,000)	(27,617,000)	(12,860,000)	(30,931,000)	(14,007,000)	(2,467,000)																																										(2,562,000)	(2,562,000)	(5,124,000)	(5,124,000)	(10,248,000)	(10,248,000)	(2,336,000)			(4,424,000)	(2,375,000)	(8,807,000)	(4,260,000)	(11,699,000)	(3,759,000)	0													(3,556,000)	(2,426,000)	(6,670,000)	(2,446,000)	(8,090,000)	0	0		0	0	(131,000)		(1,890,000)	0	(3,852,000)	0	(894,000)	0	0
Accretion of the difference between the carrying value and the redemption value of preferred stock included in dividends	1,696,000	842,000	3,164,000	1,030,000																																																																													3,800,000	0	0
Preferred Stock, Amount of Preferred Dividends in Arrears	$ 8,900,000																																																																																																$ 2,900,000

REEDEMABLE PREFERRED STOCK (Details) (USD $)	3 Months Ended		6 Months Ended		12 Months Ended			0 Months Ended	6 Months Ended	12 Months Ended			12 Months Ended		6 Months Ended	12 Months Ended						12 Months Ended		6 Months Ended	12 Months Ended					12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 13, 2009 Series C Preferred Stock	Jun. 30, 2013 Series C Preferred Stock	Dec. 31, 2012 Series C Preferred Stock	Dec. 31, 2011 Series C Preferred Stock	Dec. 14, 2011 Series C Preferred Stock	Dec. 31, 2011 Series C Preferred Stock At the market sales agreement	Dec. 31, 2010 Series C Preferred Stock At the market sales agreement	Jun. 30, 2013 Series A Preferred Stock	Dec. 31, 2012 Series A Preferred Stock	Dec. 31, 2011 Series A Preferred Stock	Oct. 19, 2012 Series A Preferred Stock	Jun. 20, 2012 Series A Preferred Stock	Apr. 02, 2012 Series A Preferred Stock	Mar. 21, 2012 Series A Preferred Stock	Dec. 31, 2012 Series A Preferred Stock Maximum March 31, 2012 through March 31, 2013	Dec. 31, 2012 Series A Preferred Stock Maximum June 30, 2013 through March 31, 2014	Jun. 30, 2013 Series A Preferred Stock Eureka Hunter Holdings, LLC	Dec. 31, 2012 Series A Preferred Stock Eureka Hunter Holdings, LLC	Dec. 31, 2011 Series A Preferred Stock Eureka Hunter Holdings, LLC	Dec. 31, 2010 Series A Preferred Stock Eureka Hunter Holdings, LLC	Apr. 02, 2012 Series A Preferred Stock Eureka Hunter Holdings, LLC	Mar. 21, 2012 Series A Preferred Stock Ridgeline	Mar. 31, 2013 Series A Preferred Stock Ridgeline Eureka Hunter Holdings, LLC	Dec. 31, 2012 Series A Preferred Stock Ridgeline Eureka Hunter Holdings, LLC	Apr. 11, 2013 Series A Preferred Stock Ridgeline Eureka Hunter Holdings, LLC	Mar. 21, 2012 Series A Preferred Stock Ridgeline Eureka Hunter Holdings, LLC	Jul. 25, 2013 Subsequent event Series A Preferred Stock Eureka Hunter Holdings, LLC	Jun. 30, 2013 Subsequent event Series A Preferred Stock Eureka Hunter Holdings, LLC	Jun. 13, 2013 Subsequent event Series A Preferred Stock Eureka Hunter Holdings, LLC	Apr. 11, 2013 Subsequent event Series A Preferred Stock Eureka Hunter Holdings, LLC	Apr. 11, 2013 Subsequent event Series A Preferred Stock Ridgeline Eureka Hunter Holdings, LLC
Class of Stock [Line Items]
Preferred Stock, shares issued								214,950	4,000,000	4,000,000	4,000,000		1,190,544	2,594,506	8,902,326	7,672,892	0											622,641			7,590,000	1,000,000		88,901		229,434		1,000,000
Temporary Equity Dividend Rate Percentage								10.25%	10.25%	10.25%	10.25%				8.00%	8.00%	8.00%								8.00%
Preferred stock par value per share								$ 0.01
Preferred Stock, liquidation preference (in dollars per share)								$ 25	$ 25	$ 25	$ 25
Proceeds from stock issuance			$ 10,181,000	$ 50,883,000	$ 144,635,000	$ 94,764,000	$ 63,444,000	$ 5,100,000					$ 29,100,000	$ 63,400,000																	$ 148,600,000
Preferred stock, redemption price per share at the Company's option												$ 25
Preferred stock, redemption price per share in the event of a change of control										$ 25
Preferred stock, shares authorized									4,000,000	4,000,000	4,000,000
Preferred stock, maximum purchase commitment pursuant to Unit Purchase Agreement																													200,000,000				200,000,000
Proceeds from Issuance or Sale of Equity			19,600,000	127,393,000	149,655,000	0	0																							171,800,000
Percentage ownership of Eureka Holdings by non-controlling owners																															36.50%
Cumulative dividend rate for cumulative preferred stock increased (as a percent)																									10.00%
Percentage of dividend owed paid in kind																						75.00%	50.00%
Threshold conversion ratio (as a percent)																									50.00%
Conversion ratio (as a percent)																									1
Fair value of embedded derivative liability																43,500,000	0	6,300,000	7,900,000	15,400,000	22,100,000			55,900,000
Preferred Stock, Accretion of Redemption Discount	1,696,000	842,000	3,164,000	1,030,000																					3,800,000	0	0
Preferred stock, cash dividends paid			27,617,000		34,706,000	14,007,000	2,467,000									3,400,000
Preferred stock, dividends accrued																3,000,000
Preferred stock, dividends paid-in-kind			2,253,000	0	1,658,000	0	0									1,700,000								4,600,000
Preferred stock issued as in-kind payment (in shares)																82,892								229,434
Preferred Stock, shares outstanding																7,672,892
Subsidiary Preferred Units Value																												$ 12,500,000				$ 19,800,000		$ 1,800,000		$ 4,600,000		$ 19,800,000
Equity Method Investment, Ownership Percentage																																			39.90%		39.50%

INCOME TAXES (Details) (USD $)	3 Months Ended							6 Months Ended				12 Months Ended
	Jun. 30, 2013		Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012		Jun. 30, 2013		Jun. 30, 2012		Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Current income tax expense (benefit)
Various states												$ 0		$ 0	$ 0
Total current tax expense (benefit)												0		0	0
Deferred income tax expense (benefit)
U.S. federal												(23,452,000)		(2,804,000)	0
Various states												(517,000)		(60,000)	0
Canada and various provinces												(8,227,000)		(123,000)	0
Total deferred tax expense (benefit)	(43,566,000)					(6,858,000)		(48,420,000)		(9,150,000)		(32,196,000)		(2,987,000)	0
Total income tax expense (benefit)	(43,566,000)					(6,858,000)		(48,420,000)		(9,150,000)		(32,196,000)		(2,987,000)	0
NOL, valuation allowance														192,000,000	192,000,000
Valuation allowance				188,000,000								188,000,000
Valuation allowance, tax effected	(83,300,000)			(69,400,000)				(83,300,000)				(69,400,000)		(51,523,000)	(23,589,000)
Reconciliation of income tax expense (benefit)
Income tax expense (benefit) at statutory U.S. rate												(56,831,000)		(26,301,000)	(5,520,000)
State income taxes												(3,708,000)		(4,641,000)	0
Effect of permanent differences												(555,000)		419,000	386,000
Foreign statutory tax rate differences												3,324,000		315,000	0
Tax effect of non-controlled												797,000		0	0
Other												7,000		0	0
Change in valuation allowance												24,770,000		27,221,000	5,134,000
Total tax expense (benefit)												(32,196,000)		(2,987,000)	0
Discontinued operations												10,601,000		2,291,000	0
Total tax expense (benefit)								(6,475,000)		(3,811,000)		(21,595,000)		(696,000)	0
Income (Loss) from Continuing Operations before Equity Method Investments, Income Taxes, Extraordinary Items, Noncontrolling Interest [Abstract]
Domestic												(155,367,000)		(84,169,000)	(22,812,000)
Foreign												(33,240,000)		(2,462,000)	0
Loss from continuing operations before income tax	(48,561,000)					(23,729,000)		(114,726,000)		(43,904,000)		(188,607,000)		(86,631,000)	(22,812,000)
Income (loss) from discontinued operations												26,585,000		9,523,000	2,481,000
Discontinued Operation, Gain (Loss) from Disposal of Discontinued Operation, before Income Tax												3,706,000		0	6,660,000
Gain (loss) on sale of discontinued operations, net of tax	172,452,000		2,409,000	0	0	0		172,452,000		2,224,000		2,409,000		0	6,660,000
Loss before income tax												(158,316,000)		(77,108,000)	(13,671,000)
Deferred tax assets:
Net operating loss carry forwards				193,310,000								193,310,000		62,923,000	21,520,000
Share-based compensation				7,950,000								7,950,000		10,247,000	3,091,000
Depletion carryforwards				997,000								997,000		972,000	972,000
Tax credits				53,000								53,000		26,340,000	0
Other				532,000								532,000		7,475,000	1,691,000
Deferred tax liabilities:
Property and equipment				(206,650,000)								(206,650,000)		(111,015,000)	(3,685,000)
Valuation allowances
Tax credits				(53,000)								(53,000)		(26,340,000)	0
Depletion carryforwards				(997,000)								(997,000)		(972,000)	0
Other														(13,406,000)
Net deferred tax				(74,258,000)								(74,258,000)		(95,299,000)	0
Current deferred tax asset (liability)				0								0		0
Non-current deferred tax asset (liability)	(66,881,000)			(74,258,000)				(66,881,000)				(74,258,000)		(95,299,000)
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Unrecognized tax benefits at January 1			3,879,000					3,879,000		0		0		0	0
Change in unrecognized tax benefits taken during a prior period												0		0	0
Change in unrecognized tax benefits taken during the current period (netted against the US net operating loss)												3,879,000		0	0
Decreases in unrecognized tax benefits from settlements with taxing authorities												0		0	0
Reductions to unrecognized tax benefits from lapse of statutes of limitations												0		0	0
Unrecognized tax benefits at December 31				3,879,000								3,879,000		0	0
NOL from excess stock based compensation deductions
Deferred income tax expense (benefit)
Net operating loss carry forwards				20,000,000								20,000,000
NOL from corporate acquisitions
Deferred income tax expense (benefit)
Net operating loss carry forwards				44,000,000								44,000,000
Deferred tax assets:
Net operating loss carry forwards				16,000,000								16,000,000
U.S. federal income tax
Deferred income tax expense (benefit)
Net operating loss carry forwards				473,000,000								473,000,000
Depletion carryover				2,600,000								2,600,000
Depletion carryover, tax effected				1,000,000								1,000,000
Deferred tax assets:
Net operating loss carry forwards				178,000,000								178,000,000
Foreign
Deferred income tax expense (benefit)
Net operating loss carry forwards				58,000,000								58,000,000
NOL carryforwards subject to limitations				15,000,000								15,000,000
NOL carrforwards subject to limitations, tax effected				3,700,000								3,700,000
NOL, valuation allowance				15,000,000								15,000,000
Deferred tax assets:
Net operating loss carry forwards				15,000,000								15,000,000
Hunter Disposal LLC [Member]
Deferred income tax expense (benefit)
Total income tax expense (benefit)	8,453,000	[1],[2]				3,857,000	[1],[3]	8,453,000	[1],[2]	3,857,000	[1],[3]
Income (Loss) from Continuing Operations before Equity Method Investments, Income Taxes, Extraordinary Items, Noncontrolling Interest [Abstract]
Discontinued Operation, Gain (Loss) from Disposal of Discontinued Operation, before Income Tax												3,700,000
Gain (loss) on sale of discontinued operations, net of tax	172,452,000	[2]					[3]	172,452,000	[2]	2,224,000	[3]	2,409,000	[4]	0
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Discontinued Operation, Alternative Minimum Tax Charge from Disposal of Discontinued Operation	$ 0							$ 1,300,000

[1]	The book income tax charge for the three and six months ended June 30, 2013 relating to discontinued operation's gain for such period was $8.5 million, which is more than offset by the Company's current year deductions. In addition, an alternative minimum tax charge of $1.3 million also arose on the Eagle Ford Hunter sale.
[2]	Includes operations of Eagle Ford Hunter from January 1, 2013 through April 24, 2013, the date of the sale.
[3]	In the second quarter of 2012, the Company revised its disclosure of discontinued operations to include adjustments reducing the gain on sale of Hunter Disposal. The revision included a tax adjustment of $1.4 million and an adjustment to discount the value of the GreenHunter shares received by $619,000. Management concluded that this revision was not material to the related March 31, 2012 financial statements.
[4]	Year ended 2012 represents operations from January 1, 2012 through February 17, 2012, the date of sale.

MAJOR CUSTOMERS (Details) (Revenues, Customer concentration)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Shell
Major customers
Concentration percentage	21.00%	6.00%	0.00%
Trafigura
Major customers
Concentration percentage	22.00%	12.00%	0.00%
DPI
Major customers
Concentration percentage	9.00%	15.00%	0.00%
Plains Marketing, LP
Major customers
Concentration percentage	7.00%	10.00%	33.00%
Clearfield Energy
Major customers
Concentration percentage	5.00%	10.00%	23.00%
Ergon Oil
Major customers
Concentration percentage	4.00%	8.00%	19.00%

OTHER INFORMATION (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended													6 Months Ended		12 Months Ended
	Jun. 30, 2013	Mar. 31, 2013		Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Details of unaudited summary financial results
Total revenue	$ 84,040	$ 42,329		$ 64,462		$ 49,611		$ 42,458		$ 33,577	$ 24,271	$ 23,709	$ 11,884	$ 156,217	$ 84,787	$ 198,860		$ 93,441	$ 28,609
Loss from operations (1)	(37,679)	(16,962)	[1]	(103,471)	[1]	(17,449)	[1]	(23,394)	[1]	(33,428)	(16,657)	(16,871)	(2,973)	(78,735)	(40,356)	(161,276)	[1]	(69,929)	(20,112)
Income from discontinued operations, net of tax	(2,403)	5,101		4,856		4,908		2,416		2,907	2,167	1,873	285	14,208	7,517	17,281		7,232	2,481
Net loss attributable to Magnum Hunter Resources Corporation	165,440	(12,458)		(73,284)		(32,463)		(14,503)		(56,931)	2,000	(15,040)	(6,690)	121,243	(25,035)	(132,708)		(76,661)	(13,800)
Gain (loss) on sale of discontinued operations, net of tax	172,452	2,409		0		0		0						172,452	2,224	2,409		0	6,660
Net loss attributable to common shareholders	$ 151,311	$ (17,052)		$ (85,371)		$ (42,283)		$ (22,708)		$ (60,921)	$ (1,952)	$ (18,497)	$ (9,298)	$ 93,626	$ (37,895)	$ (167,414)		$ (90,668)	$ (16,267)
Loss per common share, basic and diluted	$ 0.89	$ (0.13)		$ (0.54)		$ (0.25)		$ (0.15)		$ (0.51)	$ (0.01)	$ (0.16)	$ (0.12)	$ 0.55	$ (0.27)	$ (1.07)		$ (0.8)	$ (0.25)

[1]	The quarter-ended December 31, 2012, loss from operations was primarily driven by exploration and abandonment expense. Management reviews leasehold acreage on a quarterly basis. During the quarter-ended December 31, 2012 management determined a significant portion of the non-core Williston Basin acreage would not be utilized as the Company planned to focus on assets that will provide a higher rate of return in 2013.

OTHER INFORMATION (Details 2) (USD $) In Thousands, unless otherwise specified	3 Months Ended													6 Months Ended		12 Months Ended
	Jun. 30, 2013	Mar. 31, 2013		Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information
Oil and gas sales	$ 66,457							$ 37,185						$ 119,022	$ 74,967	$ 173,283		$ 85,966	$ 26,974
Gas transportation, gathering and processing	14,413							4,199						30,309	5,360	13,040		494	163
Oil field services	3,612							957						7,305	4,614	12,333		7,149	1,222
Other revenue	(442)							117						(419)	(154)	204		(168)	250
Total revenue	84,040	42,329		64,462		49,611		42,458		33,577	24,271	23,709	11,884	156,217	84,787	198,860		93,441	28,609
Lease operating expenses	20,609							10,700						32,740	21,540	45,684		25,456	10,678
Severance taxes and marketing	4,852							2,740						8,045	5,559	10,787		6,482	2,347
Exploration and abandonments	5,157							9,409						34,940	18,425	117,216		2,645	942
Gas transportation, gathering and processing	13,414							1,971						26,845	2,091	8,028		373	214
Oil field services	4,066							1,567						7,401	3,567	10,037		6,759	1,272
Impairment of Proved Oil and Gas Properties	16,034							0						16,034	0	4,096		21,792	306
Depreciation, depletion, and accretion	37,986							22,669						67,040	42,322	99,900		36,961	8,189
General and administrative	19,601							16,796						41,907	31,639	64,388		62,902	24,773
Total expenses	121,719							65,852						234,952	125,143	360,136		163,370	48,721
OPERATING LOSS	(37,679)	(16,962)	[1]	(103,471)	[1]	(17,449)	[1]	(23,394)	[1]	(33,428)	(16,657)	(16,871)	(2,973)	(78,735)	(40,356)	(161,276)	[1]	(69,929)	(20,112)
Interest income	94							62						205	96	230		27	61
Interest Expense	(17,149)							(9,909)						(35,043)	(14,730)	(51,846)		(11,984)	(3,584)
Gain (loss) on derivative contracts, net	6,400							18,104						(1,091)	19,207	22,239		(6,346)	814
Other	1,466							931						2,488	1,965	2,046		1,601	9
Total other expense	(10,882)							(335)						(35,991)	(3,548)	(27,331)		(16,702)	(2,700)
Loss from continuing operations before income tax	(48,561)							(23,729)						(114,726)	(43,904)	(188,607)		(86,631)	(22,812)
Income tax benefit	43,566							6,858						48,420	9,150	32,196		2,987	0
Loss from continuing operations	(4,995)							(16,871)						(66,306)	(34,754)	(156,411)		(83,644)	(22,812)
Income from discontinued operations, net of tax	(2,403)	5,101		4,856		4,908		2,416		2,907	2,167	1,873	285	14,208	7,517	17,281		7,232	2,481
Gain (loss) on sale of discontinued operations, net of tax	172,452	2,409		0		0		0						172,452	2,224	2,409		0	6,660
Net income (loss)	165,054							(14,455)						120,354	(25,013)	(136,721)		(76,412)	(13,671)
Net loss (income) attributable to non-controlling interest	386							(48)						889	(22)	4,013		(249)	(129)
Net loss attributable to Magnum Hunter Resources Corporation	165,440	(12,458)		(73,284)		(32,463)		(14,503)		(56,931)	2,000	(15,040)	(6,690)	121,243	(25,035)	(132,708)		(76,661)	(13,800)
Dividends on preferred stock	(14,129)							(8,205)						(27,617)	(12,860)	(34,706)		(14,007)	(2,467)
Net loss attributable to common shareholders	151,311	(17,052)		(85,371)		(42,283)		(22,708)		(60,921)	(1,952)	(18,497)	(9,298)	93,626	(37,895)	(167,414)		(90,668)	(16,267)
Total segment assets	2,035,920			2,198,632				1,805,614		1,168,760				2,035,920	1,805,614	2,198,632		1,168,760	248,967
Segment capital expenditures														277,492	224,925	568,610		291,942	80,078
U.S. Upstream
Segment Reporting Information
Oil and gas sales																133,727		75,235	26,974
Gas transportation, gathering and processing																0		0	0
Oil field services																0		0	0
Other revenue																363		(726)	168
Total revenue																134,090		74,509	27,142
Lease operating expenses																44,111		25,839	10,868
Severance taxes and marketing																8,416		5,894	2,347
Exploration and abandonments																80,375		2,605	942
Gas transportation, gathering and processing																0		0	0
Oil field services																0		0	0
Impairment of Proved Oil and Gas Properties																3,839		21,792	306
Depreciation, depletion, and accretion																65,041		28,573	7,780
General and administrative																30,680		8,883	1,724
Total expenses																232,462		93,586	23,967
OPERATING LOSS																(98,372)		(19,077)	3,175
Interest income																200		15	20
Interest Expense																(13,282)		(2,315)	(23)
Gain (loss) on derivative contracts, net																129		0	(6)
Other																2,745		1,606	9
Total other expense																(10,208)		(694)	0
Loss from continuing operations before income tax																(108,580)		(19,771)
Income tax benefit																23,977		2,862
Loss from continuing operations																(84,603)		(16,909)	3,175
Income from discontinued operations, net of tax																17,051		4,255	1,928
Gain (loss) on sale of discontinued operations, net of tax																2,409			6,660
Net income (loss)																(65,143)		(12,654)	11,763
Net loss (income) attributable to non-controlling interest																4,173		(249)	(129)
Net loss attributable to Magnum Hunter Resources Corporation																(60,970)		(12,903)	11,634
Dividends on preferred stock																0		0	0
Net loss attributable to common shareholders																(60,970)		(12,903)	11,634
Total segment assets				1,602,022						797,674						1,602,022		797,674	189,072
Segment capital expenditures																417,431		202,818	60,042
Canadian Upstream
Segment Reporting Information
Oil and gas sales	8,534							7,473						21,311	16,526	39,556		10,731	0
Gas transportation, gathering and processing	0							0						0	0	0		0	0
Oil field services	0							0						0	0	0		0	0
Other revenue	0							1						0	1	(35)		36	0
Total revenue	8,534							7,474						21,311	16,527	39,521		10,767	0
Lease operating expenses	1,904							901						3,637	2,231	5,163		1,813	0
Severance taxes and marketing	406							560						616	1,198	2,371		588	0
Exploration and abandonments	1,611							3,578						1,661	3,580	36,841		40	0
Gas transportation, gathering and processing	0							0						0	0	0		0	0
Oil field services	0							0						0	0	0		0	0
Impairment of Proved Oil and Gas Properties	114													114		257		0	0
Depreciation, depletion, and accretion	6,593							4,799						16,026	9,618	27,461		6,055	0
General and administrative	1,173							1,621						2,143	2,313	2,043		1,914	0
Total expenses	11,801							11,459						24,197	18,940	74,136		10,410	0
OPERATING LOSS																(34,615)		357	0
Interest income	776							767						1,540	1,536	3,096		2,062	0
Interest Expense																(1,724)		13	0
Gain (loss) on derivative contracts, net	0							0						0	0	0		0	0
Other	0							0						0	0	2		(5)	0
Total other expense	(49)							767						42	1,535	1,374		2,070	0
Loss from continuing operations before income tax	(3,316)							(3,218)						(2,844)	(878)	(33,241)		2,427
Income tax benefit	708							795						708	213	8,219		125
Loss from continuing operations	(2,608)							(2,423)						(2,136)	(665)	(25,022)		2,552	0
Income from discontinued operations, net of tax	0							0						0	0	0		0	0
Gain (loss) on sale of discontinued operations, net of tax	0							0						0	0	0			0
Net income (loss)	(2,608)							(2,423)						(2,136)	(665)	(25,022)		2,552	0
Net loss (income) attributable to non-controlling interest																0		0	0
Net loss attributable to Magnum Hunter Resources Corporation																(25,022)		2,552	0
Dividends on preferred stock																0		0	0
Net loss attributable to common shareholders																(25,022)		2,552	0
Total segment assets	248,908			392,918				243,965		349,410				248,908	243,965	392,918		349,410	0
Segment capital expenditures																84,536		18,493	0
Midstream
Segment Reporting Information
Oil and gas sales	0							0						0	0	0		0	0
Gas transportation, gathering and processing	16,151							4,199						33,453	5,360	15,469		1,978	334
Oil field services	0							0						0	0	0		0	0
Other revenue	0							14						0	17	473		513	80
Total revenue	16,151							4,213						33,453	5,377	15,942		2,491	414
Lease operating expenses	0							0						0	0	0		0	0
Severance taxes and marketing	0							0						0	0	0		0	0
Exploration and abandonments	0							0						0	0	0		0	0
Gas transportation, gathering and processing	13,414							1,971						26,845	2,091	7,908		373	214
Oil field services	0							0						0	0	0		0	0
Impairment of Proved Oil and Gas Properties	0													0		0		0	0
Depreciation, depletion, and accretion	3,282							1,190						5,969	1,658	5,963		1,789	45
General and administrative	2,053							795						3,290	1,107	3,798		850	71
Total expenses	18,749							3,956						36,104	4,856	17,669		3,012	330
OPERATING LOSS																(1,727)		(521)	84
Interest income	0							0						0	0	0		0	0
Interest Expense																(758)		(1,674)	0
Gain (loss) on derivative contracts, net	(5,169)							(1,350)						(5,440)	(1,350)	8,692		0	0
Other	(226)							(2)						(211)	(2)	(546)		0	0
Total other expense	(6,594)							(3,077)						(7,689)	(4,359)	7,388		(1,674)	0
Loss from continuing operations before income tax	(9,192)							(2,820)						(10,340)	(3,838)	5,661		(2,195)
Income tax benefit	0							0						0	0	0		0
Loss from continuing operations	(9,192)							(2,820)						(10,340)	(3,838)	5,661		(2,195)	84
Income from discontinued operations, net of tax	0							0						0	0	0		0	0
Gain (loss) on sale of discontinued operations, net of tax	0							0						0	0	0			0
Net income (loss)	(9,192)							(2,820)						(10,340)	(3,838)	5,661		(2,195)	84
Net loss (income) attributable to non-controlling interest																(160)		0	0
Net loss attributable to Magnum Hunter Resources Corporation																5,501		(2,195)	84
Dividends on preferred stock																(11,864)		0	0
Net loss attributable to common shareholders																(6,363)		(2,195)	84
Total segment assets	248,964			245,207				183,175		83,847				248,964	183,175	245,207		83,847	33,060
Segment capital expenditures																57,010		54,748	18,274
Oil Field Services
Segment Reporting Information
Oil and gas sales	0							0						0	0	0		0	0
Gas transportation, gathering and processing	0							0						0	0	0		0	0
Oil field services	3,693							1,392						7,424	6,260	13,552		9,417	3,388
Other revenue	(3)							0						(3)	(276)	(600)		9	2
Total revenue	3,690							1,392						7,421	5,984	12,952		9,426	3,390
Lease operating expenses	0							0						0	0	0		0	0
Severance taxes and marketing	0							0						0	0	0		0	0
Exploration and abandonments	0							0						0	0	0		0	0
Gas transportation, gathering and processing	0							0						0	0	0		0	0
Oil field services	4,147							1,219						7,482	3,567	10,420		8,315	3,419
Impairment of Proved Oil and Gas Properties	0													0		0		0	0
Depreciation, depletion, and accretion	521							249						859	448	967		544	364
General and administrative	107							57						471	106	418		461	143
Total expenses	4,775							1,525						8,812	4,121	11,805		9,320	3,926
OPERATING LOSS																1,147		106	(536)
Interest income	0							0						0	0	0		0	0
Interest Expense																(327)		(183)	(149)
Gain (loss) on derivative contracts, net	0							0						0	0	0		0	0
Other	0							0						0	0	(155)		0	0
Total other expense	(142)							(75)						(231)	(158)	(482)		(183)	(149)
Loss from continuing operations before income tax	(1,227)							(208)						(1,622)	1,705	665		(77)
Income tax benefit	0							0						0	0	0		0
Loss from continuing operations	(1,227)							(208)						(1,622)	1,705	665		(77)	(685)
Income from discontinued operations, net of tax	0							0						0	354	230		2,977	553
Gain (loss) on sale of discontinued operations, net of tax	0							0						0	2,224	0			0
Net income (loss)	(1,227)							(208)						(1,622)	4,283	895		2,900	(132)
Net loss (income) attributable to non-controlling interest																0		0	0
Net loss attributable to Magnum Hunter Resources Corporation																895		2,900	(132)
Dividends on preferred stock																0		0	0
Net loss attributable to common shareholders																895		2,900	(132)
Total segment assets	34,287			23,810				12,493		17,045				34,287	12,493	23,810		17,045	7,253
Segment capital expenditures																8,828		6,494	1,762
Corporate Unallocated
Segment Reporting Information
Oil and gas sales	0							0						0	0	0		0	0
Gas transportation, gathering and processing	0							0						0	0	0		0	0
Oil field services	0							0						0	0	0		0	0
Other revenue	0							0						0	0	0		0	0
Total revenue	0							0						0	0	0		0	0
Lease operating expenses	0							0						0	0	0		0	0
Severance taxes and marketing	0							0						0	0	0		0	0
Exploration and abandonments	0							0						0	0	0		0	0
Gas transportation, gathering and processing	0							0						0	0	0		0	0
Oil field services	0							0						0	0	0		0	0
Impairment of Proved Oil and Gas Properties	0													0		0		0	0
Depreciation, depletion, and accretion	0							0						0	0	0		0	0
General and administrative	11,485							11,074						27,477	21,898	27,137		50,794	22,835
Total expenses	11,485							11,074						27,477	21,898	27,137		50,794	22,835
OPERATING LOSS																(27,137)		(50,794)	(22,835)
Interest income	1,550							28						2,804	55	3,483		4	41
Interest Expense																(41,022)		(9,879)	(3,412)
Gain (loss) on derivative contracts, net	11,736							19,349						4,560	20,452	13,418		(6,346)	820
Other	100							0						100	0	0		0	0
Total other expense	(3,389)							1,875						(26,515)	(988)	(24,121)		(16,221)	(2,551)
Loss from continuing operations before income tax	(14,874)							(9,199)						(53,992)	(22,886)	(51,258)		(67,015)
Income tax benefit	41,945							0						41,945	0	0		0
Loss from continuing operations	27,071							(9,199)						(12,047)	(22,886)	(51,258)		(67,015)	(25,386)
Income from discontinued operations, net of tax	(8,453)							0						(8,453)	0	0		0	0
Gain (loss) on sale of discontinued operations, net of tax	0							0						0	0	0			0
Net income (loss)	18,618							(9,199)						(20,500)	(22,886)	(51,258)		(67,015)	(25,386)
Net loss (income) attributable to non-controlling interest																0		0	0
Net loss attributable to Magnum Hunter Resources Corporation																(51,258)		(67,015)	(25,386)
Dividends on preferred stock																(22,842)		(14,007)	(2,467)
Net loss attributable to common shareholders																(74,100)		(81,022)	(27,853)
Total segment assets	98,469			93,612				59,639		47,839				98,469	59,639	93,612		47,839	19,582
Segment capital expenditures																805		9,389	0
Intersegment Eliminations
Segment Reporting Information
Oil and gas sales	0							0						0	0	0		0	0
Gas transportation, gathering and processing	(2,177)							0						(3,583)	0	(2,429)		(1,484)	(171)
Oil field services	(81)							(435)						(119)	(1,646)	(1,219)		(2,268)	(2,166)
Other revenue	0							0						0	0	3		0	0
Total revenue	(2,258)							(435)						(3,702)	(1,646)	(3,645)		(3,752)	(2,337)
Lease operating expenses	(2,177)							(782)						(3,621)	(1,645)	(3,590)		(2,196)	(190)
Severance taxes and marketing	0							0						0	0	0		0	0
Exploration and abandonments	0							0						0	0	0		0	0
Gas transportation, gathering and processing	0							0						0	0	120		0	0
Oil field services	(81)							348						(81)	0	(383)		(1,556)	(2,147)
Impairment of Proved Oil and Gas Properties	0													0		0		0	0
Depreciation, depletion, and accretion	0							0						0	0	468		0	0
General and administrative	0							0						0	0	312		0	0
Total expenses	(2,258)							(434)						(3,702)	(1,645)	(3,073)		(3,752)	(2,337)
OPERATING LOSS																(572)		0	0
Interest income	(2,312)							(763)						(4,320)	(1,526)	(6,549)		(2,054)	0
Interest Expense																5,267		2,054	0
Gain (loss) on derivative contracts, net	0							0						0	0	0		0	0
Other	0							0						0	0	0		0	0
Total other expense	0							0						0	0	(1,282)		0	0
Loss from continuing operations before income tax	0							(1)						0	(1)	(1,854)		0
Income tax benefit	0							0						0	0	0		0
Loss from continuing operations	0							(1)						0	(1)	(1,854)		0	0
Income from discontinued operations, net of tax	0							0						0	0	0		0	0
Gain (loss) on sale of discontinued operations, net of tax	0							0						0	0	0			0
Net income (loss)	0							(1)						0	(1)	(1,854)		0	0
Net loss (income) attributable to non-controlling interest																0		0	0
Net loss attributable to Magnum Hunter Resources Corporation																(1,854)		0	0
Dividends on preferred stock																0		0	0
Net loss attributable to common shareholders																(1,854)		0	0
Total segment assets	(8,004)			(158,937)				(469)		(127,055)				(8,004)	(469)	(158,937)		(127,055)	0
Segment capital expenditures																$ 0		$ 0	$ 0

[1]	The quarter-ended December 31, 2012, loss from operations was primarily driven by exploration and abandonment expense. Management reviews leasehold acreage on a quarterly basis. During the quarter-ended December 31, 2012 management determined a significant portion of the non-core Williston Basin acreage would not be utilized as the Company planned to focus on assets that will provide a higher rate of return in 2013.

OTHER INFORMATION (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Summary of costs incurred in oil and gas property acquisition, exploration, and development activities
Purchase of non-producing leases	$ 414,037	$ 397,947	$ 46,683
Purchase of producing properties	159,290	226,634	53,116
Exploration costs	165,789	112,606	43,466
Development costs	262,486	101,151	13,641
Asset retirement obligation	407	5,390	2,171
Costs incurred, acquisition of oil and gas properties, Total	$ 1,002,009	$ 843,728	$ 159,077

OTHER INFORMATION (Details 4)	12 Months Ended
	Dec. 31, 2012 MBbls	Dec. 31, 2011 MBbls	Dec. 31, 2010 MBbls
Crude Oil and Liquids
Summary of estimating quantities of proved reserves data
Beginning balance	21,709	6,824	4,609
Revisions of previous estimates	12,568	6,937	(112)
Purchases of reserves in place	10,613	6,345	3,328
Extensions, discoveries, and other additions	3,415	2,687	890
Sales of reserves in place	(10)	(215)	(1,507)
Production	(2,343)	(869)	(384)
Ending balance	45,952	21,709	6,824
Developed reserves, included above:	22,617	9,179	3,720
Natural Gas
Summary of estimating quantities of proved reserves data
Beginning balance	139,237	39,452	9,364
Revisions of previous estimates	25,644	40,494	541
Purchases of reserves in place	12,082	43,757	22,250
Extensions, discoveries, and other additions	544	22,399	13,822
Sales of reserves in place	(63)	(11)	(5,298)
Production	(14,824)	(6,854)	(1,227)
Ending balance	162,620	139,237	39,452
Developed reserves, included above:	125,526	90,198	18,888

OTHER INFORMATION (Details 5) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Details of standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves
Future cash inflows	$ 4,248,384	$ 2,409,249	$ 709,788
Future production costs	(1,520,260)	(765,048)	(253,544)
Future development costs	(603,809)	(330,007)	(77,216)
Future income tax expense	(230,500)	(253,721)	(88,233)
Future net cash flows	1,893,815	1,060,473	290,795
10% annual discount for estimated timing of cash flows	(1,046,162)	(586,077)	(162,836)
Standardized measure of discounted future net cash flows	$ 847,653	$ 474,396	$ 127,959

OTHER INFORMATION (Details 6) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Changes in standardized measure of discounted future net cash flow relating to proved oil and gas reserves
Balance, beginning of period	$ 474,396		$ 127,959		$ 47,388
Net changes in prices and production costs	13,647		49,498		17,133
Changes in estimated future development costs	(391,318)		(167,399)		(50,950)
Sales and transfers of oil and gas produced during the period	(179,384)		(71,724)		(19,054)
Net changes due to extensions, discoveries, and improved recovery	60,468		110,316		51,022
Net changes due to revisions of previous quantity estimates (1)	290,500	[1]	235,163	[1]	(355)	[1]
Previously estimated development costs incurred during the period	245,168		24,740		25,020
Accretion of discount	85,377		27,029		2,740
Purchase of minerals in place	217,791		234,336		112,406
Sale of minerals in place	(354)		(3,726)		(23,837)
Changes in timing and other (2)	22,436	[2]	824	[2]	(1,863)	[2]
Net change in income taxes	8,926		(92,620)		(31,691)
Standardized measure of discounted future net cash flows	$ 847,653		$ 474,396		$ 127,959
Crude Oil and Liquids
Changes in standardized measure of discounted future net cash flow relating to proved oil and gas reserves
Revisions of previous estimates (volume)	12,568		6,937		(112)
Natural Gas
Changes in standardized measure of discounted future net cash flow relating to proved oil and gas reserves
Revisions of previous estimates (volume)	25,644		40,494		541

[1]	The Company's net changes due to revisions of previous quantity estimates primarily reflect upward revisions to recoverable quantities of oil and gas minerals assuming existing prices and technology. For the year ended December 31, 2012, the Company made upward revisions of 12,568 mbbls of oil and natural gas liquids and 25,644 mmcf of natural gas. For the year ended December 31, 2011, the Company made upward revisions of 6,937 mbbls of oil and natural gas liquids and 40,494 mmcf of natural gas.
[2]	The Company's changes in timing and other primarily represent changes in the Company's estimates of when proved reserve quantities will be realized. The reserves as of December 31, 2012, reflect accelerated recovery of minerals due to purchases of minerals in place and capital expenditures incurred to develop properties.

OTHER INFORMATION (Details 7)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Oil (per bbl)
Average Sales Price and Production Costs Per Unit of Production
Commodity prices inclusive of adjustments for quality and location	88.37	96.19	79.43
Natural gas liquids (per bbl)
Average Sales Price and Production Costs Per Unit of Production
Commodity prices inclusive of adjustments for quality and location	53.94	44.25	0
Gas (per mcf)
Average Sales Price and Production Costs Per Unit of Production
Commodity prices inclusive of adjustments for quality and location	3.08	4.11	4.37

RELATED PARTY TRANSACTIONS (Details) (USD $)	6 Months Ended	3 Months Ended				6 Months Ended							3 Months Ended				6 Months Ended				3 Months Ended				6 Months Ended				3 Months Ended				6 Months Ended					12 Months Ended						3 Months Ended				6 Months Ended				0 Months Ended	12 Months Ended				12 Months Ended				0 Months Ended	12 Months Ended					3 Months Ended				6 Months Ended				3 Months Ended		6 Months Ended					3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2013 GreenHunter Resources, Inc. [Member]		Jun. 30, 2012 GreenHunter Resources, Inc. [Member]		Jun. 30, 2013 GreenHunter Resources, Inc. [Member]		Jun. 30, 2012 GreenHunter Resources, Inc. [Member]		Dec. 31, 2012 GreenHunter Resources, Inc. [Member]	Jun. 30, 2013 GreenHunter Resources, Inc. [Member] Eagle Ford Hunter Triad Hunter and Viking International Resources, Inc. [Member]	Dec. 31, 2012 GreenHunter Resources, Inc. [Member] Eagle Ford Hunter Triad Hunter and Viking International Resources, Inc. [Member]	Jun. 30, 2013 GreenHunter Resources, Inc. [Member] Water disposal charges		Jun. 30, 2012 GreenHunter Resources, Inc. [Member] Water disposal charges		Jun. 30, 2013 GreenHunter Resources, Inc. [Member] Water disposal charges		Jun. 30, 2012 GreenHunter Resources, Inc. [Member] Water disposal charges		Jun. 30, 2013 GreenHunter Resources, Inc. [Member] Equipment Rental Expense [Member]		Jun. 30, 2012 GreenHunter Resources, Inc. [Member] Equipment Rental Expense [Member]		Jun. 30, 2013 GreenHunter Resources, Inc. [Member] Equipment Rental Expense [Member]		Jun. 30, 2012 GreenHunter Resources, Inc. [Member] Equipment Rental Expense [Member]		Jun. 30, 2013 GreenHunter Resources, Inc. [Member] Interest Income from Note Receivable [Member]		Jun. 30, 2012 GreenHunter Resources, Inc. [Member] Interest Income from Note Receivable [Member]		Jun. 30, 2013 GreenHunter Resources, Inc. [Member] Interest Income from Note Receivable [Member]		Jun. 30, 2012 GreenHunter Resources, Inc. [Member] Interest Income from Note Receivable [Member]		Jun. 30, 2013 Pilatus Hunter	Dec. 31, 2012 Pilatus Hunter	Dec. 31, 2011 Pilatus Hunter	Dec. 31, 2010 Pilatus Hunter	Dec. 31, 2012 Pilatus Hunter Rental expenses	Dec. 31, 2011 Pilatus Hunter Rental expenses	Dec. 31, 2010 Pilatus Hunter Rental expenses	Jun. 30, 2013 Pilatus Hunter Airplane Rental Expenses [Member]		Jun. 30, 2012 Pilatus Hunter Airplane Rental Expenses [Member]		Jun. 30, 2013 Pilatus Hunter Airplane Rental Expenses [Member]		Jun. 30, 2012 Pilatus Hunter Airplane Rental Expenses [Member]		Feb. 17, 2012 Green Hunter Energy, Inc.	Dec. 31, 2012 Green Hunter Energy, Inc.	Dec. 13, 2012 Green Hunter Energy, Inc.	Dec. 31, 2012 Green Hunter Energy, Inc. Eagle Ford Hunter, Triad Hunter LLC	Dec. 31, 2011 Green Hunter Energy, Inc. Eagle Ford Hunter, Triad Hunter LLC	Dec. 31, 2012 Green Hunter Energy, Inc. Rental expenses Eagle Ford Hunter, Triad Hunter LLC	Dec. 31, 2011 Green Hunter Energy, Inc. Rental expenses Eagle Ford Hunter, Triad Hunter LLC	Dec. 31, 2011 Green Hunter Energy, Inc. Professional services	Dec. 31, 2010 Green Hunter Energy, Inc. Professional services	Oct. 13, 2011 Green Hunter Energy, Inc. Office building purchase	Dec. 31, 2012 Green Hunter Energy, Inc. Water disposal charges Eagle Ford Hunter, Triad Hunter LLC	Dec. 31, 2011 Green Hunter Energy, Inc. Water disposal charges Eagle Ford Hunter, Triad Hunter LLC	Dec. 31, 2010 Green Hunter Energy, Inc. Water disposal charges Eagle Ford Hunter, Triad Hunter LLC	Dec. 31, 2012 Executive Officer Rental expenses	Dec. 31, 2011 Executive Officer Rental expenses	Jun. 30, 2013 Executive Officer Corporate Apartment Rental [Member]		Jun. 30, 2012 Executive Officer Corporate Apartment Rental [Member]		Jun. 30, 2013 Executive Officer Corporate Apartment Rental [Member]		Jun. 30, 2012 Executive Officer Corporate Apartment Rental [Member]		Jun. 30, 2013 Series C Preferred Stock GreenHunter Resources, Inc. [Member]	Jun. 30, 2012 Series C Preferred Stock GreenHunter Resources, Inc. [Member]	Jun. 30, 2013 Series C Preferred Stock GreenHunter Resources, Inc. [Member]	Jun. 30, 2012 Series C Preferred Stock GreenHunter Resources, Inc. [Member]	Jun. 30, 2013 Prc Williston Llc [Member]	Dec. 31, 2012 Prc Williston Llc [Member]	Dec. 31, 2011 Prc Williston Llc [Member]	Jun. 30, 2013 Prc Williston Llc [Member] Affiliated Entity [Member]	Jun. 30, 2012 Prc Williston Llc [Member] Affiliated Entity [Member]	Jun. 30, 2013 Prc Williston Llc [Member] Affiliated Entity [Member]	Jun. 30, 2012 Prc Williston Llc [Member] Affiliated Entity [Member]	Dec. 31, 2012 Prc Williston Llc [Member] Affiliated Entity [Member]	Dec. 31, 2011 Prc Williston Llc [Member] Affiliated Entity [Member]	Dec. 31, 2010 Prc Williston Llc [Member] Affiliated Entity [Member]
Related Party Transaction
Effective interest rate due to Magnum Hunter																																																																																						3.56%	3.55%	4.50%
Due to Affiliate, Current																																																																															$ 59,871,000	$ 58,966,000	$ 60,173,000	$ 59,900,000		$ 59,900,000		$ 59,000,000
Interest Expense, Related Party																																																																																		615,000	481,000	1,096,000	962,000	2,100,000	2,100,000	2,500,000
Prepaid Expense											55,800	0
Percentage of ownership in related party by member of management																																					100.00%	100.00%	100.00%	100.00%
Related party expenses													589,985	[1]	0	[1]	1,445,510	[1]	0	[1]	98,306	[1]	316,000	[1]	72,783	[1]	631,000	[1]													174,000	463,000	450,000	20,100	[2]	64,125	[2]	67,350	[2]	81,225	[2]						1,000,000	1,300,000	162,000	212,000		2,400,000	0	0	22,500	36,000	0	[3]	4,000	[3]	0	[3]	18,000	[3]
Purchase of office building																																																													1,700,000
Notes payable in connection with related party transaction																																																													1,400,000
Related party monthly rent expense																																																																	4,500
Accounts Payable											546,038	0																																											0	70,000
Embedded Derivative, Fair Value of Embedded Derivative Asset		53,000				53,000				264,000																																												264,000
Revenue from Related Parties																													53,931	[4]	56,611	[4]	107,708	[4]	81,889	[4]																	191,278
Proceeds from Dividends Received																																																																											36,667	55,000	91,667	81,278
Equity Method Investment, Summarized Financial Information, Net Income (Loss)		(208,480)	[4]	(65,280)	[4]	(677,007)	[4]	(121,087)	[4]																																												(1,300,000)
Related Party Transaction Rental Agreement Term	5 years																																																			5 years
Related Party Transaction, Selling, General and Administrative Expenses from Transactions with Related Party																																																																																		$ 197,000	$ 299,000	$ 514,000	$ 598,000	$ 1,200,000	$ 2,700,000	$ 5,600,000

[1]	GreenHunter is an entity of which Gary C. Evans, our Chairman and CEO, is the Chairman, a major shareholder and former CEO; and of which Ronald Ormand, our Executive Vice President - Finance and Head of Capital Markets, and our former Chief Financial Officer and a director, is a former director; and of which David Krueger, our former Chief Accounting Officer and Senior Vice President, is the former Chief Financial Officer. Eagle Ford Hunter, Triad Hunter and Viking International Resources, Inc. ("Virco"), wholly-owned subsidiaries of the Company, receive services related to brine water and rental equipment from GreenHunter and affiliated companies White Top Oilfield Construction, LLC and Black Water Services, LLC. The Company believes that such services are provided at competitive market rates and are comparable to, or more attractive than, rates that could be obtained from unaffiliated third party suppliers of such services. Prepaid expenses from GreenHunter were $55,800 and $0 at June 30, 2013 and December 31, 2012, respectively. The Company had net accounts payable to GreenHunter of $546,038 and $0 at June 30, 2013 and December 31, 2012, respectively.
[2]	The Company rented an airplane for business use for certain members of Company management at various times from Pilatus Hunter, LLC, an entity 100% owned by Mr. Evans. Airplane rental expenses are recorded in general and administrative expense.
[3]	During the three and six months ended June 30, 2012, the Company paid rent pertaining to a lease for a corporate apartment from an executive of the Company which was being used by other Company employees. The lease was terminated in May 2012.
[4]	On February 17, 2012, the Company sold its wholly-owned subsidiary, Hunter Disposal to GreenHunter Water, LLC ("GreenHunter Water"), a wholly-owned subsidiary of GreenHunter. The Company recognized an embedded derivative asset resulting from the conversion option on the convertible promissory note it received as partial consideration for the sale. The fair market value of the derivative asset was $53,000, and $264,000 at June 30, 2013 and December 31, 2012, respectively. See "Note - 4 Fair Value of Financial Instruments." The Company has recorded interest income as a result of the note receivable from GreenHunter. Also as a result of this transaction, the Company has an equity method investment in GreenHunter. that is included in derivatives and other long term assets and an available for sale investment in GreenHunter included in investments.

RELATED PARTY TRANSACTIONS (Details 2) (USD $)	0 Months Ended	3 Months Ended					6 Months Ended		12 Months Ended			0 Months Ended	12 Months Ended
	Feb. 17, 2012	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Feb. 17, 2012 Green Hunter Energy, Inc.	Dec. 31, 2012 Green Hunter Energy, Inc.	Dec. 13, 2012 Green Hunter Energy, Inc.
Related Party Transaction
Total consideration received												$ 9,300,000
Cash consideration received												2,200,000
Consideration received, number of shares of common stock received												1,846,722
Consideration received, value of common stock received												2,600,000
Common stock issued (in dollars per share)												$ 1.79
Consideration received, number of shares of preferred stock received												88,000
Consideration received, cumulative preferred dividend rate on preferred stock received (as a percent)												10.00%
Consideration received, value of preferred stock received												1,900,000
Consideration received, value of promissory notes convertible into GreenHunter Energy, Inc common stock												2,200,000
Consideration received, value of promissory notes convertible into GreenHunter Energy, Inc common stock (in shares)	880,000
Consideration received, value of promissory notes convertible into GreenHunter Energy, Inc common stock, conversion price (in dollars per share)	$ 2.5
Gain (loss) on sale of discontinued operations, net of tax		172,452,000	2,409,000	0	0	0	172,452,000	2,224,000	2,409,000	0	6,660,000
Fair value of embedded derivative asset														264,000
Adjusted cash proceeds for changes in working capital to reflect the effective date of the sale										783,000
Interest income													191,278
Loss related to investment													$ 1,300,000
Tank rental agreement term							5 years					5 years

RELATED PARTY TRANSACTIONS (Details 3) (USD $)	0 Months Ended
Apr. 02, 2012
Mr. Evans
RELATED PARTY TRANSACTIONS
Percentage of ownership	4.00%
Mr. Evans | Eureka Hunter Holdings, LLC | Class A Common Units
RELATED PARTY TRANSACTIONS
Common units acquired (in shares)	27,641
Purchase price of common units acquired	553,000
Trans Tex Gas Services | Eureka Hunter Holdings, LLC
RELATED PARTY TRANSACTIONS
Common units acquired (in shares)	622,641
Cash	46,047,000
Trans Tex Gas Services | Eureka Hunter Holdings, LLC | Class A Common Units
RELATED PARTY TRANSACTIONS
Common units acquired (in shares)	622,641
Cash	46,000,000

COMMITMENTS AND CONTINGENCIES (Details) (USD $)	Dec. 31, 2012 Drilling Rig Purchase Commitment	Dec. 31, 2012 Ridgeline	Sep. 26, 2008 Partnership Interest Purchase Agreement Commitments Hall-Houston Exploration II, L. P.	Dec. 31, 2012 Partnership Interest Purchase Agreement Commitments Hall-Houston Exploration II, L. P.	Dec. 31, 2012 Lease Commitments Houston, Texas sqft	Dec. 31, 2012 Lease Commitments Triad Hunter	Dec. 31, 2012 Lease Commitments Triad Hunter Maximum	Dec. 31, 2012 Lease Commitments Williston Hunter Calgary, Alberta and Denver, Colorado	Jun. 24, 2011 Drilling Contract Commitments	Dec. 31, 2012 Drilling Contract Commitments Maximum	Dec. 31, 2012 Employment Agreement Commitments Maximum	Jun. 27, 2012 Gathering, processing, and transportation commitments	Dec. 14, 2011 Gathering, processing, and transportation commitments	Dec. 31, 2012 Gathering, processing, and transportation commitments	Dec. 14, 2011 Gathering, processing, and transportation commitments Triad Hunter	Dec. 31, 2012 Gathering, processing, and transportation commitments Triad Hunter	Dec. 31, 2012 Gathering, processing, and transportation commitments Eureka Hunter Pipelines, LLC	Apr. 23, 2013 Class action complaint filed by Anthony Rosian Subsequent event officer	Apr. 24, 2013 Class action complaint filed by Horace Carvalho Subsequent event officer	May 07, 2013 Drilling Rig [Member] Utica Formation [Member]	May 07, 2013 Drilling Rig [Member] Subsequent event Utica Formation [Member]	Jun. 01, 2013 Drilling Rig [Member] Subsequent event Utica Formation [Member]
Commitments
Property, Plant and Equipment, Additions																				$ 14,600,000	$ 10,100,000
Number of the Company's officers subject to class action complaint																		2	2
Percentage sales of partnership interest purchase agreement			5.33%
Partnership interest sale cash consideration			8,000,000
First call			1,400,000
Partnership interest sale reimbursement for first capital call			754,255
Remaining maximum liability				640,695						10,700,000	200,000			3,900,000		3,900,000	24,500,000
Term of commitment							12 months		40 months			36 months	120 months		120 months
Area of office spaces rented					16,900
Lease cost					25,000	13,000		32,000
Remaining commitment under agreement	4,700,000
Remaining amount due in equal installments over twelve months	$ 1,100,000																			$ 1,100,000		$ 1,100,000
Percentage of equity ownership Ridgeline has the right to purchase upon change of control		51.00%

COMMITMENTS AND CONTINGENCIES (Details 2) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Future minimum base rentals of Transtex Hunter's non-cancelable leases
2013	$ 6,605
2014	5,232
2015	169
2016	58
2017	1
Thereafter	$ 0

COMMITMENTS AND CONTINGENCIES (Details 3) (Gathering, processing, and transportation commitments, USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Gathering, processing, and transportation commitments
Other Commitments [Line Items]
2013	$ 4,171
2014	4,225
2015	4,225
2016	3,017
2017	2,947
Thereafter	$ 13,669

SEGMENT REPORTING (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended									6 Months Ended		12 Months Ended
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Details of operating activities by segment
Oil and gas sales	$ 66,457				$ 37,185					$ 119,022	$ 74,967	$ 173,283	$ 85,966	$ 26,974
Gas transportation, gathering, processing, and marketing	14,413				4,199					30,309	5,360	13,040	494	163
Oilfield services	3,612				957					7,305	4,614	12,333	7,149	1,222
Gain (loss) on sale of assets and other revenue	(442)				117					(419)	(154)	204	(168)	250
Total revenue	84,040	42,329	64,462	49,611	42,458	33,577	24,271	23,709	11,884	156,217	84,787	198,860	93,441	28,609
Lease operating expenses	20,609				10,700					32,740	21,540	45,684	25,456	10,678
Severance taxes and marketing	4,852				2,740					8,045	5,559	10,787	6,482	2,347
Exploration and abandonments	5,157				9,409					34,940	18,425	117,216	2,645	942
Impairment of Proved Oil and Gas Properties	16,034				0					16,034	0	4,096	21,792	306
Gas transportation, gathering, processing, and marketing	13,414				1,971					26,845	2,091	8,028	373	214
Oil field services	4,066				1,567					7,401	3,567	10,037	6,759	1,272
Depletion, depreciation, amortization and accretion	37,986				22,669					67,040	42,322	99,900	36,961	8,189
General and administrative	19,601				16,796					41,907	31,639	64,388	62,902	24,773
Total expenses	121,719				65,852					234,952	125,143	360,136	163,370	48,721
Interest income	94				62					205	96	230	27	61
Interest expense	(18,842)				(19,432)					(37,593)	(24,816)	(51,846)	(11,984)	(3,584)
Gain (loss) on derivative contracts,(net)	6,400				18,104					(1,091)	19,207	22,239	(6,346)	814
Other income (expense)	1,466				931					2,488	1,965	2,046	1,601	9
Total other expense	(10,882)				(335)					(35,991)	(3,548)	(27,331)	(16,702)	(2,700)
Loss from continuing operations before income tax	(48,561)				(23,729)					(114,726)	(43,904)	(188,607)	(86,631)	(22,812)
Income tax benefit	43,566				6,858					48,420	9,150	32,196	2,987	0
Net loss from continuing operations	(4,995)				(16,871)					(66,306)	(34,754)	(156,411)	(83,644)	(22,812)
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	(2,403)	5,101	4,856	4,908	2,416	2,907	2,167	1,873	285	14,208	7,517	17,281	7,232	2,481
Gain (loss) on sale of discontinued operations, net of tax	172,452	2,409	0	0	0					172,452	2,224	2,409	0	6,660
Net income (loss)	165,054				(14,455)					120,354	(25,013)	(136,721)	(76,412)	(13,671)
Total segment assets	2,035,920		2,198,632		1,805,614	1,168,760				2,035,920	1,805,614	2,198,632	1,168,760	248,967
U.S. Upstream
Details of operating activities by segment
Oil and gas sales	57,923				29,712					97,711	58,441
Gas transportation, gathering, processing, and marketing	439				0					439	0
Oilfield services	0				0					0	0
Gain (loss) on sale of assets and other revenue	(439)				102					(416)	104
Total revenue	57,923				29,814					97,734	58,545
Lease operating expenses	20,882				10,581					32,724	20,954
Severance taxes and marketing	4,446				2,180					7,429	4,361
Exploration and abandonments	3,546				5,831					33,279	14,845
Impairment of Proved Oil and Gas Properties	15,920									15,920
Gas transportation, gathering, processing, and marketing	0				0					0	0
Oil field services	0				0					0	0
Depletion, depreciation, amortization and accretion	27,590				16,431					44,186	30,598
General and administrative	4,783				3,249					8,526	6,215
Total expenses	77,167				38,272					142,064	76,973
Interest income	80				30					181	31
Interest expense	(2,213)				(893)					(4,167)	(1,681)
Gain (loss) on derivative contracts,(net)	(167)				105					(211)	105
Other income (expense)	1,592				933					2,599	1,967
Total other expense	(708)				175					(1,598)	422
Loss from continuing operations before income tax	(19,952)				(8,283)					(45,928)	(18,006)
Income tax benefit	913				6,063					5,767	8,937
Net loss from continuing operations	(19,039)				(2,220)					(40,161)	(9,069)
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	6,050				2,416					22,661	7,163
Gain (loss) on sale of discontinued operations, net of tax	172,452				0					172,452	0
Net income (loss)	159,463				196					154,952	(1,906)
Total segment assets	1,413,296				1,306,811					1,413,296	1,306,811
Canadian Upstream
Details of operating activities by segment
Oil and gas sales	8,534				7,473					21,311	16,526	39,556	10,731	0
Gas transportation, gathering, processing, and marketing	0				0					0	0	0	0	0
Oilfield services	0				0					0	0	0	0	0
Gain (loss) on sale of assets and other revenue	0				1					0	1	(35)	36	0
Total revenue	8,534				7,474					21,311	16,527	39,521	10,767	0
Lease operating expenses	1,904				901					3,637	2,231	5,163	1,813	0
Severance taxes and marketing	406				560					616	1,198	2,371	588	0
Exploration and abandonments	1,611				3,578					1,661	3,580	36,841	40	0
Impairment of Proved Oil and Gas Properties	114									114		257	0	0
Gas transportation, gathering, processing, and marketing	0				0					0	0	0	0	0
Oil field services	0				0					0	0	0	0	0
Depletion, depreciation, amortization and accretion	6,593				4,799					16,026	9,618	27,461	6,055	0
General and administrative	1,173				1,621					2,143	2,313	2,043	1,914	0
Total expenses	11,801				11,459					24,197	18,940	74,136	10,410	0
Interest income	776				767					1,540	1,536	3,096	2,062	0
Interest expense	(825)				0					(1,498)	(1)
Gain (loss) on derivative contracts,(net)	0				0					0	0	0	0	0
Other income (expense)	0				0					0	0	2	(5)	0
Total other expense	(49)				767					42	1,535	1,374	2,070	0
Loss from continuing operations before income tax	(3,316)				(3,218)					(2,844)	(878)	(33,241)	2,427
Income tax benefit	708				795					708	213	8,219	125
Net loss from continuing operations	(2,608)				(2,423)					(2,136)	(665)	(25,022)	2,552	0
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	0				0					0	0	0	0	0
Gain (loss) on sale of discontinued operations, net of tax	0				0					0	0	0		0
Net income (loss)	(2,608)				(2,423)					(2,136)	(665)	(25,022)	2,552	0
Total segment assets	248,908		392,918		243,965	349,410				248,908	243,965	392,918	349,410	0
Midstream and Marketing
Details of operating activities by segment
Oil and gas sales	0				0					0	0	0	0	0
Gas transportation, gathering, processing, and marketing	16,151				4,199					33,453	5,360	15,469	1,978	334
Oilfield services	0				0					0	0	0	0	0
Gain (loss) on sale of assets and other revenue	0				14					0	17	473	513	80
Total revenue	16,151				4,213					33,453	5,377	15,942	2,491	414
Lease operating expenses	0				0					0	0	0	0	0
Severance taxes and marketing	0				0					0	0	0	0	0
Exploration and abandonments	0				0					0	0	0	0	0
Impairment of Proved Oil and Gas Properties	0									0		0	0	0
Gas transportation, gathering, processing, and marketing	13,414				1,971					26,845	2,091	7,908	373	214
Oil field services	0				0					0	0	0	0	0
Depletion, depreciation, amortization and accretion	3,282				1,190					5,969	1,658	5,963	1,789	45
General and administrative	2,053				795					3,290	1,107	3,798	850	71
Total expenses	18,749				3,956					36,104	4,856	17,669	3,012	330
Interest income	0				0					0	0	0	0	0
Interest expense	(1,199)				(1,725)					(2,038)	(3,007)
Gain (loss) on derivative contracts,(net)	(5,169)				(1,350)					(5,440)	(1,350)	8,692	0	0
Other income (expense)	(226)				(2)					(211)	(2)	(546)	0	0
Total other expense	(6,594)				(3,077)					(7,689)	(4,359)	7,388	(1,674)	0
Loss from continuing operations before income tax	(9,192)				(2,820)					(10,340)	(3,838)	5,661	(2,195)
Income tax benefit	0				0					0	0	0	0
Net loss from continuing operations	(9,192)				(2,820)					(10,340)	(3,838)	5,661	(2,195)	84
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	0				0					0	0	0	0	0
Gain (loss) on sale of discontinued operations, net of tax	0				0					0	0	0		0
Net income (loss)	(9,192)				(2,820)					(10,340)	(3,838)	5,661	(2,195)	84
Total segment assets	248,964		245,207		183,175	83,847				248,964	183,175	245,207	83,847	33,060
Oilfield Services
Details of operating activities by segment
Oil and gas sales	0				0					0	0	0	0	0
Gas transportation, gathering, processing, and marketing	0				0					0	0	0	0	0
Oilfield services	3,693				1,392					7,424	6,260	13,552	9,417	3,388
Gain (loss) on sale of assets and other revenue	(3)				0					(3)	(276)	(600)	9	2
Total revenue	3,690				1,392					7,421	5,984	12,952	9,426	3,390
Lease operating expenses	0				0					0	0	0	0	0
Severance taxes and marketing	0				0					0	0	0	0	0
Exploration and abandonments	0				0					0	0	0	0	0
Impairment of Proved Oil and Gas Properties	0									0		0	0	0
Gas transportation, gathering, processing, and marketing	0				0					0	0	0	0	0
Oil field services	4,147				1,219					7,482	3,567	10,420	8,315	3,419
Depletion, depreciation, amortization and accretion	521				249					859	448	967	544	364
General and administrative	107				57					471	106	418	461	143
Total expenses	4,775				1,525					8,812	4,121	11,805	9,320	3,926
Interest income	0				0					0	0	0	0	0
Interest expense	(142)				(75)					(231)	(158)
Gain (loss) on derivative contracts,(net)	0				0					0	0	0	0	0
Other income (expense)	0				0					0	0	(155)	0	0
Total other expense	(142)				(75)					(231)	(158)	(482)	(183)	(149)
Loss from continuing operations before income tax	(1,227)				(208)					(1,622)	1,705	665	(77)
Income tax benefit	0				0					0	0	0	0
Net loss from continuing operations	(1,227)				(208)					(1,622)	1,705	665	(77)	(685)
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	0				0					0	354	230	2,977	553
Gain (loss) on sale of discontinued operations, net of tax	0				0					0	2,224	0		0
Net income (loss)	(1,227)				(208)					(1,622)	4,283	895	2,900	(132)
Total segment assets	34,287		23,810		12,493	17,045				34,287	12,493	23,810	17,045	7,253
Corporate Unallocated
Details of operating activities by segment
Oil and gas sales	0				0					0	0	0	0	0
Gas transportation, gathering, processing, and marketing	0				0					0	0	0	0	0
Oilfield services	0				0					0	0	0	0	0
Gain (loss) on sale of assets and other revenue	0				0					0	0	0	0	0
Total revenue	0				0					0	0	0	0	0
Lease operating expenses	0				0					0	0	0	0	0
Severance taxes and marketing	0				0					0	0	0	0	0
Exploration and abandonments	0				0					0	0	0	0	0
Impairment of Proved Oil and Gas Properties	0									0		0	0	0
Gas transportation, gathering, processing, and marketing	0				0					0	0	0	0	0
Oil field services	0				0					0	0	0	0	0
Depletion, depreciation, amortization and accretion	0				0					0	0	0	0	0
General and administrative	11,485				11,074					27,477	21,898	27,137	50,794	22,835
Total expenses	11,485				11,074					27,477	21,898	27,137	50,794	22,835
Interest income	1,550				28					2,804	55	3,483	4	41
Interest expense	(16,775)				(17,502)					(33,979)	(21,495)
Gain (loss) on derivative contracts,(net)	11,736				19,349					4,560	20,452	13,418	(6,346)	820
Other income (expense)	100				0					100	0	0	0	0
Total other expense	(3,389)				1,875					(26,515)	(988)	(24,121)	(16,221)	(2,551)
Loss from continuing operations before income tax	(14,874)				(9,199)					(53,992)	(22,886)	(51,258)	(67,015)
Income tax benefit	41,945				0					41,945	0	0	0
Net loss from continuing operations	27,071				(9,199)					(12,047)	(22,886)	(51,258)	(67,015)	(25,386)
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	(8,453)				0					(8,453)	0	0	0	0
Gain (loss) on sale of discontinued operations, net of tax	0				0					0	0	0		0
Net income (loss)	18,618				(9,199)					(20,500)	(22,886)	(51,258)	(67,015)	(25,386)
Total segment assets	98,469		93,612		59,639	47,839				98,469	59,639	93,612	47,839	19,582
Inter-segment Eliminations
Details of operating activities by segment
Oil and gas sales	0				0					0	0	0	0	0
Gas transportation, gathering, processing, and marketing	(2,177)				0					(3,583)	0	(2,429)	(1,484)	(171)
Oilfield services	(81)				(435)					(119)	(1,646)	(1,219)	(2,268)	(2,166)
Gain (loss) on sale of assets and other revenue	0				0					0	0	3	0	0
Total revenue	(2,258)				(435)					(3,702)	(1,646)	(3,645)	(3,752)	(2,337)
Lease operating expenses	(2,177)				(782)					(3,621)	(1,645)	(3,590)	(2,196)	(190)
Severance taxes and marketing	0				0					0	0	0	0	0
Exploration and abandonments	0				0					0	0	0	0	0
Impairment of Proved Oil and Gas Properties	0									0		0	0	0
Gas transportation, gathering, processing, and marketing	0				0					0	0	120	0	0
Oil field services	(81)				348					(81)	0	(383)	(1,556)	(2,147)
Depletion, depreciation, amortization and accretion	0				0					0	0	468	0	0
General and administrative	0				0					0	0	312	0	0
Total expenses	(2,258)				(434)					(3,702)	(1,645)	(3,073)	(3,752)	(2,337)
Interest income	(2,312)				(763)					(4,320)	(1,526)	(6,549)	(2,054)	0
Interest expense	2,312				763					4,320	1,526
Gain (loss) on derivative contracts,(net)	0				0					0	0	0	0	0
Other income (expense)	0				0					0	0	0	0	0
Total other expense	0				0					0	0	(1,282)	0	0
Loss from continuing operations before income tax	0				(1)					0	(1)	(1,854)	0
Income tax benefit	0				0					0	0	0	0
Net loss from continuing operations	0				(1)					0	(1)	(1,854)	0	0
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	0				0					0	0	0	0	0
Gain (loss) on sale of discontinued operations, net of tax	0				0					0	0	0		0
Net income (loss)	0				(1)					0	(1)	(1,854)	0	0
Total segment assets	$ (8,004)		$ (158,937)		$ (469)	$ (127,055)				$ (8,004)	$ (469)	$ (158,937)	$ (127,055)	$ 0

CONDENSED CONSOLIDATING GUARANTOR FINANCIAL STATEMENTS (Details) (USD $)	Jun. 30, 2013	Dec. 31, 2012	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2012 Debt Securities Under Universal Shelf Registration Statement Form S-3	Dec. 31, 2011 Debt Securities Under Universal Shelf Registration Statement Form S-3		Dec. 31, 2012 Debt Securities Under Universal Shelf Registration Statement Form S-4	Dec. 31, 2011 Debt Securities Under Universal Shelf Registration Statement Form S-4	Dec. 31, 2011 Magnum Hunter Resources Corporation Correction of the presentation of Guarantor and non Guarantor shareholders' equity and the corresponding impact to investment in subsidiaries Adjustment	Jun. 30, 2013 Magnum Hunter Resources Corporation Debt Securities Under Universal Shelf Registration Statement Form S-3	Dec. 31, 2012 Magnum Hunter Resources Corporation Debt Securities Under Universal Shelf Registration Statement Form S-3	Dec. 31, 2011 Magnum Hunter Resources Corporation Debt Securities Under Universal Shelf Registration Statement Form S-3		Jun. 30, 2013 Magnum Hunter Resources Corporation Debt Securities Under Universal Shelf Registration Statement Form S-4	Dec. 31, 2012 Magnum Hunter Resources Corporation Debt Securities Under Universal Shelf Registration Statement Form S-4	Dec. 31, 2011 Magnum Hunter Resources Corporation Debt Securities Under Universal Shelf Registration Statement Form S-4	Dec. 31, 2012 PRC Williston, Inc. Debt Securities Under Universal Shelf Registration Statement Form S-4	Dec. 31, 2011 PRC Williston, Inc. Debt Securities Under Universal Shelf Registration Statement Form S-4	Jun. 30, 2013 Guarantor Subsidiaries Correction of the presentation of Guarantor and non Guarantor shareholders' equity and the corresponding impact to investment in subsidiaries Adjustment	Dec. 31, 2012 Guarantor Subsidiaries Correction of the presentation of Guarantor and non Guarantor shareholders' equity and the corresponding impact to investment in subsidiaries Adjustment	Dec. 31, 2011 Guarantor Subsidiaries Correction of the presentation of Guarantor and non Guarantor shareholders' equity and the corresponding impact to investment in subsidiaries Adjustment	Jun. 30, 2013 Guarantor Subsidiaries Debt Securities Under Universal Shelf Registration Statement Form S-3	Dec. 31, 2012 Guarantor Subsidiaries Debt Securities Under Universal Shelf Registration Statement Form S-3	Dec. 31, 2011 Guarantor Subsidiaries Debt Securities Under Universal Shelf Registration Statement Form S-3		Dec. 31, 2012 Guarantor Subsidiaries Debt Securities Under Universal Shelf Registration Statement Form S-4	Dec. 31, 2011 Guarantor Subsidiaries Debt Securities Under Universal Shelf Registration Statement Form S-4	Jun. 30, 2013 Non Guarantor Subsidiaries Correction of the presentation of Guarantor and non Guarantor shareholders' equity and the corresponding impact to investment in subsidiaries Adjustment	Dec. 31, 2012 Non Guarantor Subsidiaries Correction of the presentation of Guarantor and non Guarantor shareholders' equity and the corresponding impact to investment in subsidiaries Adjustment	Jun. 30, 2013 Non Guarantor Subsidiaries Debt Securities Under Universal Shelf Registration Statement Form S-3	Dec. 31, 2012 Non Guarantor Subsidiaries Debt Securities Under Universal Shelf Registration Statement Form S-3	Dec. 31, 2011 Non Guarantor Subsidiaries Debt Securities Under Universal Shelf Registration Statement Form S-3		Jun. 30, 2013 Non Guarantor Subsidiaries Debt Securities Under Universal Shelf Registration Statement Form S-4	Dec. 31, 2012 Non Guarantor Subsidiaries Debt Securities Under Universal Shelf Registration Statement Form S-4	Dec. 31, 2011 Non Guarantor Subsidiaries Debt Securities Under Universal Shelf Registration Statement Form S-4	Jun. 30, 2013 Eliminations Debt Securities Under Universal Shelf Registration Statement Form S-3	Dec. 31, 2012 Eliminations Debt Securities Under Universal Shelf Registration Statement Form S-3	Dec. 31, 2011 Eliminations Debt Securities Under Universal Shelf Registration Statement Form S-3		Jun. 30, 2013 Eliminations Debt Securities Under Universal Shelf Registration Statement Form S-4	Dec. 31, 2012 Eliminations Debt Securities Under Universal Shelf Registration Statement Form S-4	Dec. 31, 2011 Eliminations Debt Securities Under Universal Shelf Registration Statement Form S-4	Jun. 30, 2013 Magnum Hunter Resources Corporation Consolidated Debt Securities Under Universal Shelf Registration Statement Form S-3	Dec. 31, 2012 Magnum Hunter Resources Corporation Consolidated Debt Securities Under Universal Shelf Registration Statement Form S-3	Jun. 30, 2013 Magnum Hunter Resources Corporation Consolidated Debt Securities Under Universal Shelf Registration Statement Form S-4	Dec. 31, 2012 Magnum Hunter Resources Corporation Consolidated Debt Securities Under Universal Shelf Registration Statement Form S-4	Jun. 30, 2013 PRC Williston Inc Debt Securities Under Universal Shelf Registration Statement Form S-4	Dec. 31, 2012 PRC Williston Inc Debt Securities Under Universal Shelf Registration Statement Form S-4	Jun. 30, 2013 Wholly-Owned Guarantor Subsidiaries Debt Securities Under Universal Shelf Registration Statement Form S-4	Dec. 31, 2012 Wholly-Owned Guarantor Subsidiaries Debt Securities Under Universal Shelf Registration Statement Form S-4
CONDENSED CONSOLIDATING GUARANTOR FINANCIAL STATEMENTS
Increase (Decrease) in Total Assets																						$ 40,500,000	$ (264,100,000)								$ (40,500,000)	$ 264,100,000
Increase in Loss Attributable to Common Shareholders																						(769,000)									769,000
ASSETS
Current assets	173,900,000	204,319,000		77,669,000			204,319,000	77,669,000		204,319,000	77,669,000		70,615,000	63,167,000	25,401,000		70,615,000	63,167,000	25,401,000	703,000	2,188,000				65,479,000	48,320,000	19,145,000		60,552,000	21,932,000			45,810,000	124,041,000	32,556,000		31,283,000	111,126,000	27,503,000	(8,004,000)	(31,209,000)	567,000		(8,004,000)	(31,229,000)	645,000	173,900,000	204,319,000	173,900,000	204,319,000	1,200,000	703,000	78,806,000	60,552,000
Intercompany accounts receivable							0	0		0	0		756,306,000	803,834,000	667,557,000		756,306,000	803,834,000	667,557,000	0	0					0	0		0	0				0	0			0	0	(756,306,000)	(803,834,000)	(667,557,000)		(756,306,000)	(803,834,000)	(667,557,000)			0	0		0		0
Property and equipment (using successful efforts accounting)	1,797,740,000	1,924,413,000		1,075,134,000			1,924,413,000	1,075,134,000		1,924,413,000	1,075,134,000		7,476,000	9,596,000	13,287,000		7,476,000	9,596,000	13,287,000	18,257,000	32,607,000				1,213,016,000	1,148,714,000	627,544,000		1,276,467,000	636,854,000			577,248,000	766,103,000	434,303,000		419,166,000	620,093,000	392,511,000		0	0			0	(125,000)	1,797,740,000	1,924,413,000	1,797,740,000	1,924,413,000	16,569,000	18,257,000	1,354,529,000	1,276,467,000
Investment in subsidiaries							0	0	[1]	0	0	32,200,000	681,755,000	763,856,000	147,491,000	[1]	681,755,000	763,856,000	147,491,000	0	0				102,097,000	101,342,000	64,784,000	[1]	101,341,000	62,672,000			92,967,000	102,354,000	126,655,000	[1]	92,967,000	102,354,000	125,716,000	(876,819,000)	(967,552,000)	(338,930,000)	[1]	(876,819,000)	(967,551,000)	(335,879,000)			0	0			102,097,000	101,341,000
Other assets							69,900,000	15,957,000		69,900,000	15,957,000		20,378,000	20,849,000	9,151,000		20,378,000	20,849,000	9,151,000	0	0				1,846,000	5,341,000	440,000		5,451,000	466,000			42,056,000	43,710,000	6,366,000		41,996,000	43,600,000	6,340,000		0	0			0	0	64,280,000	69,900,000	64,280,000	69,900,000			1,906,000	5,451,000
Total Assets	2,035,920,000	2,198,632,000	1,805,614,000	1,168,760,000	248,967,000		2,198,632,000	1,168,760,000		2,198,632,000	1,168,760,000		1,536,530,000	1,661,302,000	862,887,000		1,536,530,000	1,661,302,000	862,887,000	18,960,000	34,795,000				1,382,438,000	1,303,717,000	711,913,000		1,443,811,000	721,924,000			758,081,000	1,036,208,000	599,880,000		585,412,000	877,173,000	552,070,000	(1,641,129,000)	(1,802,595,000)	(1,005,920,000)		(1,641,129,000)	(1,802,614,000)	(1,002,916,000)	2,035,920,000	2,198,632,000	2,035,920,000	2,198,632,000	17,769,000	18,960,000	1,537,338,000	1,443,811,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities	175,018,000	243,656,000		167,675,000			243,656,000	167,675,000		243,656,000	167,675,000		28,161,000	28,503,000	21,112,000		28,161,000	28,503,000	21,112,000	2,291,000	1,319,000				120,970,000	109,536,000	81,927,000		117,511,000	85,516,000			33,930,000	135,994,000	64,056,000		19,019,000	125,727,000	59,671,000	(8,043,000)	(30,377,000)	580,000		(8,043,000)	(30,376,000)	57,000	175,018,000	243,656,000	175,018,000	243,656,000	2,814,000	2,291,000	133,067,000	117,511,000
Intercompany accounts payable							0	0		0	0		0	0	0		0	0	0	58,966,000	60,173,000				725,035,000	611,932,000	232,534,000		508,254,000	234,468,000			31,235,000	191,902,000	435,023,000		65,765,000	236,636,000	390,934,000	(756,270,000)	(803,834,000)	(667,557,000)		(756,270,000)	(803,856,000)	(685,575,000)			0	0	59,872,000	58,966,000	630,633,000	508,254,000
Long-term liabilities							1,042,446,000	410,433,000		1,042,446,000	410,433,000		602,089,000	831,286,000	253,319,000		602,089,000	831,286,000	253,319,000	1,274,000	1,983,000				78,608,000	83,192,000	93,426,000		97,271,000	96,885,000			143,404,000	127,968,000	63,688,000		123,931,000	112,615,000	58,246,000		0	0		0	0	0	824,101,000	1,042,446,000	824,101,000	1,042,446,000	1,338,000	1,274,000	96,743,000	97,271,000
Redeemable preferred stock	221,271,000	200,878,000		100,000,000			200,878,000	100,000,000		200,878,000	100,000,000		100,000,000	100,000,000	100,000,000		100,000,000	100,000,000	100,000,000	0	0				0	0	0		0	0			121,271,000	100,878,000	0		121,271,000	100,878,000	0	0	0	0		0	0	0	221,271,000	200,878,000	221,271,000	200,878,000	0	0	0	0
Shareholders' equity	815,530,000	711,652,000		490,652,000	103,322,000	39,318,000	711,652,000	490,652,000	[1]	711,652,000	490,652,000		806,280,000	701,513,000	488,456,000	[1]	806,280,000	701,513,000	488,456,000	(43,571,000)	(28,680,000)			45,300,000	457,825,000	499,057,000	304,026,000	[1]	720,775,000	305,055,000			428,241,000	479,466,000	37,113,000	[1]	255,426,000	301,317,000	43,219,000	(876,816,000)	(968,384,000)	(338,943,000)	[1]	(876,816,000)	(968,382,000)	(317,398,000)	815,530,000	711,652,000	815,530,000	711,652,000	(46,255,000)	(43,571,000)	676,895,000	720,775,000
Total Liabilities and Shareholders’ Equity	$ 2,035,920,000	$ 2,198,632,000		$ 1,168,760,000			$ 2,198,632,000	$ 1,168,760,000		$ 2,198,632,000	$ 1,168,760,000		$ 1,536,530,000	$ 1,661,302,000	$ 862,887,000		$ 1,536,530,000	$ 1,661,302,000	$ 862,887,000	$ 18,960,000	$ 34,795,000				$ 1,382,438,000	$ 1,303,717,000	$ 711,913,000		$ 1,443,811,000	$ 721,924,000			$ 758,081,000	$ 1,036,208,000	$ 599,880,000		$ 585,412,000	$ 877,173,000	$ 552,070,000	$ (1,641,129,000)	$ (1,802,595,000)	$ (1,005,920,000)		$ (1,641,129,000)	$ (1,802,614,000)	$ (1,002,916,000)	$ 2,035,920,000	$ 2,198,632,000	$ 2,035,920,000	$ 2,198,632,000	$ 17,769,000	$ 18,960,000	$ 1,537,338,000	$ 1,443,811,000

[1]	In the third quarter of 2012, the Company revised its condensed consolidating balance sheet for the year ended December 31, 2011, to correct the presentation of Guarantor and Non-Guarantor shareholders' equity and the corresponding impact to investment in subsidiaries in the Magnum Hunter Resources Corporation column. The impact of this revision to the Guarantor Subsidiaries and Magnum Hunter Resources Corporation is an increase of equity and investment in subsidiaries of approximately $45.3 million and $32.2 million, respectively, for the year ended December 31, 2011. Management concluded the revision was not material to the related financial statements.

CONDENSED CONSOLIDATING GUARANTOR FINANCIAL STATEMENTS (Details 2) (USD $) In Thousands, unless otherwise specified	3 Months Ended									6 Months Ended		12 Months Ended
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed consolidating statements of operations
Revenues	$ 84,040	$ 42,329	$ 64,462	$ 49,611	$ 42,458	$ 33,577	$ 24,271	$ 23,709	$ 11,884	$ 156,217	$ 84,787	$ 198,860	$ 93,441	$ 28,609
Loss from continuing operations before income tax	(48,561)				(23,729)					(114,726)	(43,904)	(188,607)	(86,631)	(22,812)
Income tax benefit	43,566				6,858					48,420	9,150	32,196	2,987	0
Loss from continuing operations	(4,995)				(16,871)					(66,306)	(34,754)	(156,411)	(83,644)	(22,812)
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	(2,403)	5,101	4,856	4,908	2,416	2,907	2,167	1,873	285	14,208	7,517	17,281	7,232	2,481
Income from discontinued operations, net of tax	170,049				2,416					186,660	9,741	19,690	7,232	9,141
Gain (loss) on sale of discontinued operations, net of tax	172,452	2,409	0	0	0					172,452	2,224	2,409	0	6,660
Net income (loss)	165,054				(14,455)					120,354	(25,013)	(136,721)	(76,412)	(13,671)
Net loss (income) attributable to non-controlling interest	386				(48)					889	(22)	4,013	(249)	(129)
Net loss attributable to Magnum Hunter Resources Corporation	165,440	(12,458)	(73,284)	(32,463)	(14,503)	(56,931)	2,000	(15,040)	(6,690)	121,243	(25,035)	(132,708)	(76,661)	(13,800)
Dividends on preferred stock	(14,129)				(8,205)					(27,617)	(12,860)	(34,706)	(14,007)	(2,467)
Net loss attributable to common shareholders	151,311	(17,052)	(85,371)	(42,283)	(22,708)	(60,921)	(1,952)	(18,497)	(9,298)	93,626	(37,895)	(167,414)	(90,668)	(16,267)
Debt Securities Under Universal Shelf Registration Statement Form S-3
Condensed consolidating statements of operations
Revenues												198,860	93,441	28,609
Expenses												387,467	180,072	51,421
Loss from continuing operations before equity in net income of subsidiaries												(188,607)	(86,631)	(22,812)
Equity in net income of subsidiaries												0	0	0
Loss from continuing operations before income tax												(188,607)	(86,631)	(22,812)
Income tax benefit												32,196	2,987
Loss from continuing operations												(156,411)	(83,644)
Income from discontinued operations, net of tax												17,281	7,232	2,481
Gain (loss) on sale of discontinued operations, net of tax												2,409		6,660
Net income (loss)												(136,721)	(76,412)	(13,671)
Net loss (income) attributable to non-controlling interest												4,013	(249)	(129)
Net loss attributable to Magnum Hunter Resources Corporation												(132,708)	(76,661)	(13,800)
Dividends on preferred stock												(34,706)	(14,007)	(2,467)
Net loss attributable to common shareholders												(167,414)	(90,668)	(16,267)
Debt Securities Under Universal Shelf Registration Statement Form S-4
Condensed consolidating statements of operations
Revenues												198,860	93,441	28,609
Expenses												387,467	180,072	51,421
Loss from continuing operations before equity in net income of subsidiaries												(188,607)	(86,631)	(22,812)
Equity in net income of subsidiaries												0	0	0
Loss from continuing operations before income tax												(188,607)	(86,631)	(22,812)
Income tax benefit												32,196	2,987
Loss from continuing operations												(156,411)	(83,644)
Income from discontinued operations, net of tax												17,281	7,232	2,481
Gain (loss) on sale of discontinued operations, net of tax												2,409		6,660
Net income (loss)												(136,721)	(76,412)	(13,671)
Net loss (income) attributable to non-controlling interest												4,013	(249)	(129)
Net loss attributable to Magnum Hunter Resources Corporation												(132,708)	(76,661)	(13,800)
Dividends on preferred stock												(34,706)	(14,007)	(2,467)
Net loss attributable to common shareholders												(167,414)	(90,668)	(16,267)
Magnum Hunter Resources Corporation | Debt Securities Under Universal Shelf Registration Statement Form S-3
Condensed consolidating statements of operations
Revenues	(960)				252					(1,134)	461	565	1,071	1,395
Expenses	15,604				7,168					55,237	23,943	53,883	68,772	27,421
Loss from continuing operations before equity in net income of subsidiaries	(16,564)				(6,916)					(56,371)	(23,482)	(53,318)	(67,701)	(26,026)
Equity in net income of subsidiaries	(29,192)				(8,963)					(38,163)	(5,028)	(91,254)	(8,960)	3,769
Loss from continuing operations before income tax	(45,756)				(15,879)					(94,534)	(28,510)	(144,572)	(76,661)	(22,257)
Income tax benefit	41,945									41,945	0	0	0
Loss from continuing operations	(3,811)				(15,879)					(52,589)	(28,510)	(144,572)	(76,661)
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	(8,453)				0					(8,453)	0
Income from discontinued operations, net of tax												0	0	1,797
Gain (loss) on sale of discontinued operations, net of tax	172,452				0					172,452	0	0		6,660
Net income (loss)	160,188				(15,879)					111,410	(28,510)	(144,572)	(76,661)	(13,800)
Net loss (income) attributable to non-controlling interest	0									0	0	0	0	0
Net loss attributable to Magnum Hunter Resources Corporation	160,188				(15,879)					111,410	(28,510)	(144,572)	(76,661)	(13,800)
Dividends on preferred stock	(8,877)				(4,937)					(17,783)	(9,384)	(22,842)	(14,007)	(2,467)
Net loss attributable to common shareholders	151,311				(20,816)					93,627	(37,894)	(167,414)	(90,668)	(16,267)
Magnum Hunter Resources Corporation | Debt Securities Under Universal Shelf Registration Statement Form S-4
Condensed consolidating statements of operations
Revenues	(960)				252					(1,134)	461	565	1,071	1,395
Expenses	15,604				7,168					55,237	23,943	53,883	68,772	27,421
Loss from continuing operations before equity in net income of subsidiaries	(16,564)				(6,916)					(56,371)	(23,482)	(53,318)	(67,701)	(26,026)
Equity in net income of subsidiaries	(29,192)				(8,963)					(38,163)	(5,028)	(91,254)	(8,960)	3,769
Loss from continuing operations before income tax	(45,756)				(15,879)					(94,534)	(28,510)	(144,572)	(76,661)	(22,257)
Income tax benefit	41,945									41,945	0	0	0
Loss from continuing operations	(3,811)				(15,879)					(52,589)	(28,510)	(144,572)	(76,661)
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	(8,453)				0					(8,453)	0
Income from discontinued operations, net of tax												0	0	1,797
Gain (loss) on sale of discontinued operations, net of tax	172,452				0					172,452	0	0		6,660
Net income (loss)	160,188				(15,879)					111,410	(28,510)	(144,572)	(76,661)	(13,800)
Net loss (income) attributable to non-controlling interest	0									0	0	0	0	0
Net loss attributable to Magnum Hunter Resources Corporation	160,188				(15,879)					111,410	(28,510)	(144,572)	(76,661)	(13,800)
Dividends on preferred stock	(8,877)				(4,937)					(17,783)	(9,384)	(22,842)	(14,007)	(2,467)
Net loss attributable to common shareholders	151,311				(20,816)					93,627	(37,894)	(167,414)	(90,668)	(16,267)
PRC Williston, Inc. | Debt Securities Under Universal Shelf Registration Statement Form S-4
Condensed consolidating statements of operations
Revenues												7,614	8,687	8,178
Expenses												22,505	11,704	15,275
Loss from continuing operations before equity in net income of subsidiaries												(14,891)	(3,017)	(7,097)
Equity in net income of subsidiaries												0	0	0
Loss from continuing operations before income tax												(14,891)	(3,017)	(7,097)
Income tax benefit												0	0
Loss from continuing operations												(14,891)	(3,017)
Income from discontinued operations, net of tax												0	0	0
Gain (loss) on sale of discontinued operations, net of tax												0		0
Net income (loss)												(14,891)	(3,017)	(7,097)
Net loss (income) attributable to non-controlling interest													0	0
Net loss attributable to Magnum Hunter Resources Corporation												(14,891)	(3,017)	(7,097)
Dividends on preferred stock												0	0	0
Net loss attributable to common shareholders												(14,891)	(3,017)	(7,097)
Guarantor Subsidiaries | Debt Securities Under Universal Shelf Registration Statement Form S-3
Condensed consolidating statements of operations
Revenues	56,476				26,742					93,696	52,889	122,606	60,780	16,558
Expenses	72,750				35,276					133,777	70,232	194,085	82,105	13,501
Loss from continuing operations before equity in net income of subsidiaries	(16,274)				(8,534)					(40,081)	(17,343)	(71,479)	(21,325)	3,057
Equity in net income of subsidiaries	(113)				0					(642)	0	458	(2,196)	0
Loss from continuing operations before income tax	(16,387)				(8,534)					(40,723)	(17,343)	(71,021)	(23,521)	3,057
Income tax benefit	913				2,206					5,767	5,080	14,796	571
Loss from continuing operations	(15,474)				(6,328)					(34,956)	(12,263)	(56,225)	(22,950)
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	0				0					0	0
Income from discontinued operations, net of tax												(124)	0	0
Gain (loss) on sale of discontinued operations, net of tax	0				0					0	2,224	2,409		0
Net income (loss)	(15,474)				(6,328)					(34,956)	(10,039)	(53,940)	(22,950)	3,057
Net loss (income) attributable to non-controlling interest	0									0	0	0	0	0
Net loss attributable to Magnum Hunter Resources Corporation	(15,474)				(6,328)					(34,956)	(10,039)	(53,940)	(22,950)	3,057
Dividends on preferred stock	0				0					0	0	0	0	0
Net loss attributable to common shareholders	(15,474)				(6,328)					(34,956)	(10,039)	(53,940)	(22,950)	3,057
Guarantor Subsidiaries | Debt Securities Under Universal Shelf Registration Statement Form S-4
Condensed consolidating statements of operations
Revenues												141,106	70,205	19,949
Expenses												211,404	91,651	17,578
Loss from continuing operations before equity in net income of subsidiaries												(70,298)	(21,446)	2,371
Equity in net income of subsidiaries												458	(2,196)	0
Loss from continuing operations before income tax												(69,840)	(23,642)	2,371
Income tax benefit												14,796	571
Loss from continuing operations												(55,044)	(23,071)
Income from discontinued operations, net of tax												(124)	0	0
Gain (loss) on sale of discontinued operations, net of tax												2,409		0
Net income (loss)												(52,759)	(23,071)	2,371
Net loss (income) attributable to non-controlling interest												0	0	0
Net loss attributable to Magnum Hunter Resources Corporation												(52,759)	(23,071)	2,371
Dividends on preferred stock												0	0	0
Net loss attributable to common shareholders												(52,759)	(23,071)	2,371
Non Guarantor Subsidiaries | Debt Securities Under Universal Shelf Registration Statement Form S-3
Condensed consolidating statements of operations
Revenues	30,782				15,898					67,357	33,082	79,334	35,369	12,993
Expenses	46,505				24,177					85,631	36,161	141,289	32,974	12,836
Loss from continuing operations before equity in net income of subsidiaries	(15,723)				(8,279)					(18,274)	(3,079)	(61,955)	2,395	157
Equity in net income of subsidiaries	(1,582)				(3,607)					(9,387)	(5,882)	(23,362)	(939)	0
Loss from continuing operations before income tax	(17,305)				(11,886)					(27,661)	(8,961)	(85,317)	1,456	157
Income tax benefit	708				4,652					708	4,070	17,400	2,416
Loss from continuing operations	(16,597)				(7,234)					(26,953)	(4,891)	(67,917)	3,872
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	6,050				2,416					22,661	7,517
Income from discontinued operations, net of tax												17,405	7,232	684
Gain (loss) on sale of discontinued operations, net of tax	0				0					0	0	0		0
Net income (loss)	(10,547)				(4,818)					(4,292)	2,626	(50,512)	11,104	841
Net loss (income) attributable to non-controlling interest	0									0	0	0		0
Net loss attributable to Magnum Hunter Resources Corporation	(10,547)				(4,818)					(4,292)	2,626	(50,512)	11,104	841
Dividends on preferred stock	(5,252)				(3,268)					(9,834)	(3,476)	(11,864)	0	0
Net loss attributable to common shareholders	(15,799)				(8,086)					(14,126)	(850)	(62,376)	11,104	841
Non Guarantor Subsidiaries | Debt Securities Under Universal Shelf Registration Statement Form S-4
Condensed consolidating statements of operations
Revenues	14,937				11,673					34,596	22,176	53,220	17,256	1,424
Expenses	25,788				20,117					46,974	27,127	82,972	16,728	1,610
Loss from continuing operations before equity in net income of subsidiaries	(10,851)				(8,444)					(12,378)	(4,951)	(29,752)	528	(186)
Equity in net income of subsidiaries	(1,582)				(3,607)					(9,387)	(5,882)	(23,362)	(939)	0
Loss from continuing operations before income tax	(12,433)				(12,051)					(21,765)	(10,833)	(53,114)	(411)	(186)
Income tax benefit	708				4,652					708	4,070	17,400	2,416
Loss from continuing operations	(11,725)				(7,399)					(21,057)	(6,763)	(35,714)	2,005
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	6,050				2,416					22,661	7,517
Income from discontinued operations, net of tax												17,405	7,232	684
Gain (loss) on sale of discontinued operations, net of tax	0				0					0	0	0		0
Net income (loss)	(5,675)				(4,983)					1,604	754	(18,309)	9,237	498
Net loss (income) attributable to non-controlling interest	0									0	0		0	0
Net loss attributable to Magnum Hunter Resources Corporation	(5,675)				(4,983)					1,604	754	(18,309)	9,237	498
Dividends on preferred stock	(5,252)				(3,268)					(9,834)	(3,476)	(11,864)	0	0
Net loss attributable to common shareholders	(10,927)				(8,251)					(8,230)	(2,722)	(30,173)	9,237	498
Eliminations | Debt Securities Under Universal Shelf Registration Statement Form S-3
Condensed consolidating statements of operations
Revenues	(2,258)				(434)					(3,702)	(1,645)	(3,645)	(3,779)	(2,337)
Expenses	(2,258)				(434)					(3,702)	(1,645)	(1,790)	(3,779)	(2,337)
Loss from continuing operations before equity in net income of subsidiaries	0				0					0	0	(1,855)	0	0
Equity in net income of subsidiaries	30,887				12,570					48,192	10,910	114,158	12,095	(3,769)
Loss from continuing operations before income tax	30,887				12,570					48,192	10,910	112,303	12,095	(3,769)
Income tax benefit					0					0	0	0	0
Loss from continuing operations	30,887				12,570					48,192	10,910	112,303	12,095
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	0				0					0	0
Income from discontinued operations, net of tax												0	0	0
Gain (loss) on sale of discontinued operations, net of tax	0				0					0	0	0		0
Net income (loss)	30,887				12,570					48,192	10,910	112,303	12,095	(3,769)
Net loss (income) attributable to non-controlling interest	386				(48)					889	(22)	4,013	(249)	(129)
Net loss attributable to Magnum Hunter Resources Corporation	31,273				12,522					49,081	10,888	116,316	11,846	(3,898)
Dividends on preferred stock	0				0					0	0	0	0	0
Net loss attributable to common shareholders	31,273				12,522					49,081	10,888	116,316	11,846	(3,898)
Eliminations | Debt Securities Under Universal Shelf Registration Statement Form S-4
Condensed consolidating statements of operations
Revenues	(2,258)				(434)					(3,702)	(1,645)	(3,645)	(3,778)	(2,337)
Expenses	(2,258)				(434)					(3,702)	(1,645)	16,703	(8,783)	(10,463)
Loss from continuing operations before equity in net income of subsidiaries	0				0					0	0	(20,348)	5,005	8,126
Equity in net income of subsidiaries	30,887				12,570					48,192	10,910	114,158	12,095	(3,769)
Loss from continuing operations before income tax	30,887				12,570					48,192	10,910	93,810	17,100	4,357
Income tax benefit										0	0	0	0
Loss from continuing operations	30,887				12,570					48,192	10,910	93,810	17,100
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	0				0					0	0
Income from discontinued operations, net of tax												0	0	0
Gain (loss) on sale of discontinued operations, net of tax	0				0					0	0	0		0
Net income (loss)	30,887				12,570					48,192	10,910	93,810	17,100	4,357
Net loss (income) attributable to non-controlling interest	386				(48)					889	(22)	4,013	(249)	(129)
Net loss attributable to Magnum Hunter Resources Corporation	31,273				12,522					49,081	10,888	97,823	16,851	4,228
Dividends on preferred stock	0				0					0	0	0	0	0
Net loss attributable to common shareholders	31,273				12,522					49,081	10,888	97,823	16,851	4,228
Magnum Hunter Resources Corporation Consolidated | Debt Securities Under Universal Shelf Registration Statement Form S-3
Condensed consolidating statements of operations
Revenues	84,040				42,458					156,217	84,787
Expenses	132,601				66,187					270,943	128,691
Loss from continuing operations before equity in net income of subsidiaries	(48,561)				(23,729)					(114,726)	(43,904)
Equity in net income of subsidiaries	0				0					0	0
Loss from continuing operations before income tax	(48,561)				(23,729)					(114,726)	(43,904)
Income tax benefit	43,566				6,858					48,420	9,150
Loss from continuing operations	(4,995)				(16,871)					(66,306)	(34,754)
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	(2,403)				2,416					14,208	7,517
Gain (loss) on sale of discontinued operations, net of tax	172,452				0					172,452	2,224
Net income (loss)	165,054				(14,455)					120,354	(25,013)	(136,721)	(76,412)	(13,671)
Net loss (income) attributable to non-controlling interest	386				(48)					889	(22)
Net loss attributable to Magnum Hunter Resources Corporation	165,440				(14,503)					121,243	(25,035)
Dividends on preferred stock	(14,129)				(8,205)					(27,617)	(12,860)
Net loss attributable to common shareholders	151,311				(22,708)					93,626	(37,895)
Magnum Hunter Resources Corporation Consolidated | Debt Securities Under Universal Shelf Registration Statement Form S-4
Condensed consolidating statements of operations
Revenues	84,040				42,458					156,217	84,787
Expenses	132,601				66,187					270,943	128,691
Loss from continuing operations before equity in net income of subsidiaries	(48,561)				(23,729)					(114,726)	(43,904)
Equity in net income of subsidiaries	0				0					0	0
Loss from continuing operations before income tax	(48,561)				(23,729)					(114,726)	(43,904)
Income tax benefit	43,566				6,858					48,420	9,150
Loss from continuing operations	(4,995)				(16,871)					(66,306)	(34,754)
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	(2,403)				2,416					14,208	7,517
Gain (loss) on sale of discontinued operations, net of tax	172,452				0					172,452	2,224
Net income (loss)	165,054				(14,455)					120,354	(25,013)	(136,721)	(76,412)	(13,671)
Net loss (income) attributable to non-controlling interest	386				(48)					889	(22)
Net loss attributable to Magnum Hunter Resources Corporation	165,440				(14,503)					121,243	(25,035)
Dividends on preferred stock	(14,129)				(8,205)					(27,617)	(12,860)
Net loss attributable to common shareholders	151,311				(22,708)					93,626	(37,895)
PRC Williston Inc | Debt Securities Under Universal Shelf Registration Statement Form S-4
Condensed consolidating statements of operations
Revenues	1,687				2,102					3,295	4,189
Expenses	4,028				1,723					5,981	4,015
Loss from continuing operations before equity in net income of subsidiaries	(2,341)				379					(2,686)	174
Equity in net income of subsidiaries	0				0					0	0
Loss from continuing operations before income tax	(2,341)				379					(2,686)	174
Income tax benefit										0	0
Loss from continuing operations	(2,341)				379					(2,686)	174
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	0				0					0	0
Gain (loss) on sale of discontinued operations, net of tax	0				0					0	0
Net income (loss)	(2,341)				379					(2,686)	174	(14,891)	(3,017)	(7,097)
Net loss (income) attributable to non-controlling interest	0										0
Net loss attributable to Magnum Hunter Resources Corporation	(2,341)				379					(2,686)	174
Dividends on preferred stock	0				0					0	0
Net loss attributable to common shareholders	(2,341)				379					(2,686)	174
Wholly-Owned Guarantor Subsidiaries | Debt Securities Under Universal Shelf Registration Statement Form S-4
Condensed consolidating statements of operations
Revenues	70,634				28,865					123,162	59,606
Expenses	89,439				37,613					166,453	75,251
Loss from continuing operations before equity in net income of subsidiaries	(18,805)				(8,748)					(43,291)	(15,645)
Equity in net income of subsidiaries	(113)				0					(642)	0
Loss from continuing operations before income tax	(18,918)				(8,748)					(43,933)	(15,645)
Income tax benefit	913				2,206					5,767	5,080
Loss from continuing operations	(18,005)				(6,542)					(38,166)	(10,565)
Income (Loss) from Discontinued Operations, Net of Tax, Including Portion Attributable to Noncontrolling Interest	0				0					0	0
Gain (loss) on sale of discontinued operations, net of tax	0				0					0	2,224
Net income (loss)	(18,005)				(6,542)					(38,166)	(8,341)	(52,759)	(23,071)	2,371
Net loss (income) attributable to non-controlling interest	0									0	0
Net loss attributable to Magnum Hunter Resources Corporation	(18,005)				(6,542)					(38,166)	(8,341)
Dividends on preferred stock	0				0					0	0
Net loss attributable to common shareholders	$ (18,005)				$ (6,542)					$ (38,166)	$ (8,341)

CONDENSED CONSOLIDATING GUARANTOR FINANCIAL STATEMENTS (Details 3) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income (loss)	$ 165,054	$ (14,455)	$ 120,354	$ (25,013)	$ (136,721)	$ (76,412)	$ (13,671)
Foreign currency translation gain (loss)	(7,070)	(4,119)	(11,799)	(617)	3,883	(12,477)	0
Unrealized gain (loss) on available for sale investments	4,466	(189)	4,449	(265)	(309)	14	0
Comprehensive loss	162,450	(18,763)	113,004	(25,895)	(133,147)	(88,875)	(13,671)
Comprehensive income (loss) attributable to non-controlling interests	386	(48)	889	(22)	4,013	(249)	(129)
Comprehensive loss attributable to Magnum Hunter Resources Corporation	162,836	(18,811)	113,893	(25,917)	(129,134)	(89,124)	(13,800)
Debt Securities Under Universal Shelf Registration Statement Form S-3
Net income (loss)					(136,721)	(76,412)	(13,671)
Debt Securities Under Universal Shelf Registration Statement Form S-3 | Magnum Hunter Resources Corporation
Net income (loss)	160,188	(15,879)	111,410	(28,510)	(144,572)	(76,661)	(13,800)
Foreign currency translation gain (loss)	0	0	0	0	0	0
Unrealized gain (loss) on available for sale investments	4,700	0	4,700	0	0	0
Comprehensive loss	164,888	(15,879)	116,110	(28,510)	(144,572)	(76,661)	(13,800)
Comprehensive income (loss) attributable to non-controlling interests	0	0	0	0	0	0	0
Comprehensive loss attributable to Magnum Hunter Resources Corporation	164,888	(15,879)	116,110	(28,510)	(144,572)	(76,661)	(13,800)
Debt Securities Under Universal Shelf Registration Statement Form S-3 | Guarantor Subsidiaries
Net income (loss)	(15,474)	(6,328)	(34,956)	(10,039)	(53,940)	(22,950)	3,057
Foreign currency translation gain (loss)	0	0	0	0	0	0
Unrealized gain (loss) on available for sale investments	(234)	(188)	(251)	(265)	(309)	14
Comprehensive loss	(15,708)	(6,516)	(35,207)	(10,304)	(54,249)	(22,936)	3,057
Comprehensive income (loss) attributable to non-controlling interests	0	0	0	0	0	0	0
Comprehensive loss attributable to Magnum Hunter Resources Corporation	(15,708)	(6,516)	(35,207)	(10,304)	(54,249)	(22,936)	3,057
Debt Securities Under Universal Shelf Registration Statement Form S-3 | Non Guarantor Subsidiaries
Net income (loss)	(10,547)	(4,818)	(4,292)	2,626	(50,512)	11,104	841
Foreign currency translation gain (loss)	(7,070)	(4,119)	(11,799)	(617)	3,883	(12,477)
Unrealized gain (loss) on available for sale investments	0	0	0	0	0	0
Comprehensive loss	(17,617)	(8,937)	(16,091)	2,009	(46,629)	(1,373)	841
Comprehensive income (loss) attributable to non-controlling interests	0	0	0	0	0	0	0
Comprehensive loss attributable to Magnum Hunter Resources Corporation	(17,617)	(8,937)	(16,091)	2,009	(46,629)	(1,373)	841
Debt Securities Under Universal Shelf Registration Statement Form S-3 | Eliminations
Net income (loss)	30,887	12,570	48,192	10,910	112,303	12,095	(3,769)
Foreign currency translation gain (loss)	0	0	0	0	0	0
Unrealized gain (loss) on available for sale investments	0	0	0	0	0	0
Comprehensive loss	30,887	12,570	48,192	10,910	112,303	12,095	(3,769)
Comprehensive income (loss) attributable to non-controlling interests	386	(48)	889	(22)	4,013	(249)	(129)
Comprehensive loss attributable to Magnum Hunter Resources Corporation	31,273	12,522	49,081	10,888	116,316	11,846	(3,898)
Debt Securities Under Universal Shelf Registration Statement Form S-3 | Magnum Hunter Resources Corporation Consolidated
Net income (loss)	165,054	(14,455)	120,354	(25,013)	(136,721)	(76,412)	(13,671)
Foreign currency translation gain (loss)	(7,070)	(4,119)	(11,799)	(617)	3,883	(12,477)
Unrealized gain (loss) on available for sale investments	4,466	(188)	4,449	(265)	(309)	14
Comprehensive loss	162,450	(18,762)	113,004	(25,895)	(133,147)	(88,875)	(13,671)
Comprehensive income (loss) attributable to non-controlling interests	386	(48)	889	(22)	4,013	(249)	(129)
Comprehensive loss attributable to Magnum Hunter Resources Corporation	162,836	(18,810)	113,893	(25,917)	(129,134)	(89,124)	(13,800)
Debt Securities Under Universal Shelf Registration Statement Form S-4
Net income (loss)					(136,721)	(76,412)	(13,671)
Debt Securities Under Universal Shelf Registration Statement Form S-4 | Magnum Hunter Resources Corporation
Net income (loss)	160,188	(15,879)	111,410	(28,510)	(144,572)	(76,661)	(13,800)
Foreign currency translation gain (loss)	0	0	0	0	0	0
Unrealized gain (loss) on available for sale investments	4,700	0	4,700	0	0	0
Comprehensive loss	164,888	(15,879)	116,110	(28,510)	(144,572)	(76,661)	(13,800)
Comprehensive income (loss) attributable to non-controlling interests	0	0	0	0	0	0	0
Comprehensive loss attributable to Magnum Hunter Resources Corporation	164,888	(15,879)	116,110	(28,510)	(144,572)	(76,661)	(13,800)
Debt Securities Under Universal Shelf Registration Statement Form S-4 | Guarantor Subsidiaries
Net income (loss)					(52,759)	(23,071)	2,371
Debt Securities Under Universal Shelf Registration Statement Form S-4 | PRC Williston Inc
Net income (loss)	(2,341)	379	(2,686)	174	(14,891)	(3,017)	(7,097)
Foreign currency translation gain (loss)	0	0	0	0	0	0
Unrealized gain (loss) on available for sale investments	0	0	0	0	0	0
Comprehensive loss	(2,341)	379	(2,686)	174	(14,891)	(3,017)	(7,097)
Comprehensive income (loss) attributable to non-controlling interests	0	0	0	0	0	0	0
Comprehensive loss attributable to Magnum Hunter Resources Corporation	(2,341)	379	(2,686)	174	(14,891)	(3,017)	(7,097)
Debt Securities Under Universal Shelf Registration Statement Form S-4 | Wholly-Owned Guarantor Subsidiaries
Net income (loss)	(18,005)	(6,542)	(38,166)	(8,341)	(52,759)	(23,071)	2,371
Foreign currency translation gain (loss)	0	0	0	0	0	0
Unrealized gain (loss) on available for sale investments	(234)	(188)	(251)	(265)	(309)	14
Comprehensive loss	(18,239)	(6,730)	(38,417)	(8,606)	(53,068)	(23,057)	2,371
Comprehensive income (loss) attributable to non-controlling interests	0	0	0	0	0	0	0
Comprehensive loss attributable to Magnum Hunter Resources Corporation	(18,239)	(6,730)	(38,417)	(8,606)	(53,068)	(23,057)	2,371
Debt Securities Under Universal Shelf Registration Statement Form S-4 | Non Guarantor Subsidiaries
Net income (loss)	(5,675)	(4,983)	1,604	754	(18,309)	9,237	498
Foreign currency translation gain (loss)	(7,070)	(4,119)	(11,799)	(617)	3,883	(12,477)
Unrealized gain (loss) on available for sale investments	0	0	0	0	0	0
Comprehensive loss	(12,745)	(9,102)	(10,195)	137	(14,426)	(3,240)	498
Comprehensive income (loss) attributable to non-controlling interests	0	0	0	0	0	0	0
Comprehensive loss attributable to Magnum Hunter Resources Corporation	(12,745)	(9,102)	(10,195)	137	(14,426)	(3,240)	498
Debt Securities Under Universal Shelf Registration Statement Form S-4 | Eliminations
Net income (loss)	30,887	12,570	48,192	10,910	93,810	17,100	4,357
Foreign currency translation gain (loss)	0	0	0	0	0	0
Unrealized gain (loss) on available for sale investments	0	0	0	0	0	0
Comprehensive loss	30,887	12,570	48,192	10,910	93,810	17,100	4,357
Comprehensive income (loss) attributable to non-controlling interests	386	(48)	889	(22)	4,013	(249)	(129)
Comprehensive loss attributable to Magnum Hunter Resources Corporation	31,273	12,522	49,081	10,888	97,823	16,851	4,228
Debt Securities Under Universal Shelf Registration Statement Form S-4 | Magnum Hunter Resources Corporation Consolidated
Net income (loss)	165,054	(14,455)	120,354	(25,013)	(136,721)	(76,412)	(13,671)
Foreign currency translation gain (loss)	(7,070)	(4,119)	(11,799)	(617)	3,883	(12,477)
Unrealized gain (loss) on available for sale investments	4,466	(188)	4,449	(265)	(309)	14
Comprehensive loss	162,450	(18,762)	113,004	(25,895)	(133,147)	(88,875)	(13,671)
Comprehensive income (loss) attributable to non-controlling interests	386	(48)	889	(22)	4,013	(249)	(129)
Comprehensive loss attributable to Magnum Hunter Resources Corporation	$ 162,836	$ (18,810)	$ 113,893	$ (25,917)	$ (129,134)	$ (89,124)	$ (13,800)

CONDENSED CONSOLIDATING GUARANTOR FINANCIAL STATEMENTS (Details 4) (USD $) In Thousands, unless otherwise specified	6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule of condensed consolidating statements of cash flows
Cash flow from operating activities	$ 73,868	$ 49,165	$ 58,011	$ 33,838	$ (1,168)
Cash flow from investing activities	104,198	(658,720)	(1,009,207)	(361,715)	(118,281)
Cash flow from financing activities	(202,590)	619,499	996,442	342,193	117,721
Effect of foreign exchange rate changes on cash	(357)	(33)	(2,474)	(19)	0
Net change in cash and cash equivalents	(24,881)	9,911	42,772	14,297	(1,728)
Cash and cash equivalents, beginning of year	57,623	14,851	14,851	554	2,282
Cash and cash equivalents, end of year	32,742	24,762	57,623	14,851	554
Debt Securities Under Universal Shelf Registration Statement Form S-3
Schedule of condensed consolidating statements of cash flows
Cash flow from operating activities			58,011	33,838	(1,168)
Cash flow from investing activities			(1,009,207)	(361,715)	(118,281)
Cash flow from financing activities			996,442	342,193	117,721
Effect of foreign exchange rate changes on cash			(2,474)	(19)
Net change in cash and cash equivalents			42,772	14,297	(1,728)
Cash and cash equivalents, beginning of year		14,851	14,851	554	2,282
Cash and cash equivalents, end of year			57,623	14,851	554
Debt Securities Under Universal Shelf Registration Statement Form S-4
Schedule of condensed consolidating statements of cash flows
Cash flow from operating activities			58,011	33,838	(1,168)
Cash flow from investing activities			(1,009,207)	(361,715)	(118,281)
Cash flow from financing activities			996,442	342,193	117,721
Effect of foreign exchange rate changes on cash			(2,474)	(19)
Net change in cash and cash equivalents			42,772	14,297	(1,728)
Cash and cash equivalents, beginning of year		14,851	14,851	554	2,282
Cash and cash equivalents, end of year			57,623	14,851	554
Magnum Hunter Resources Corporation | Debt Securities Under Universal Shelf Registration Statement Form S-3
Schedule of condensed consolidating statements of cash flows
Cash flow from operating activities	(156,721)	(478,862)	(458,921)	(203,251)	(92,809)
Cash flow from investing activities	371,970	(361)	(364,045)	(90,464)	(21,926)
Cash flow from financing activities	(224,493)	475,668	831,080	310,917	117,998
Effect of foreign exchange rate changes on cash			0	0
Net change in cash and cash equivalents	(9,244)	(3,555)	8,114	17,202	3,263
Cash and cash equivalents, beginning of year	26,872	18,758	18,758	1,556	(1,707)
Cash and cash equivalents, end of year	17,628	15,203	26,872	18,758	1,556
Magnum Hunter Resources Corporation | Debt Securities Under Universal Shelf Registration Statement Form S-4
Schedule of condensed consolidating statements of cash flows
Cash flow from operating activities	(156,721)	(478,862)	(458,921)	(203,251)	(92,809)
Cash flow from investing activities	371,970	(361)	(364,045)	(90,464)	(21,926)
Cash flow from financing activities	(224,493)	475,668	831,080	310,917	117,998
Effect of foreign exchange rate changes on cash			0	0
Net change in cash and cash equivalents	(9,244)	(3,555)	8,114	17,202	3,263
Cash and cash equivalents, beginning of year	26,872	18,758	18,758	1,556	(1,707)
Cash and cash equivalents, end of year	17,628	15,203	26,872	18,758	1,556
PRC Williston, Inc. | Debt Securities Under Universal Shelf Registration Statement Form S-4
Schedule of condensed consolidating statements of cash flows
Cash flow from operating activities			1,256	(1,738)	(4,818)
Cash flow from investing activities			(49)	(175)	(237)
Cash flow from financing activities			(1,207)	1,913	4,922
Effect of foreign exchange rate changes on cash			0	0
Net change in cash and cash equivalents			0	0	(133)
Cash and cash equivalents, beginning of year		0	0	0	133
Cash and cash equivalents, end of year			0	0	0
PRC Williston Inc | Debt Securities Under Universal Shelf Registration Statement Form S-4
Schedule of condensed consolidating statements of cash flows
Cash flow from operating activities	(134)	48
Cash flow from investing activities	184	(48)
Cash flow from financing activities
Effect of foreign exchange rate changes on cash
Net change in cash and cash equivalents	50
Cash and cash equivalents, beginning of year
Cash and cash equivalents, end of year	50
Wholly-Owned Guarantor Subsidiaries | Debt Securities Under Universal Shelf Registration Statement Form S-4
Schedule of condensed consolidating statements of cash flows
Cash flow from operating activities	146,932
Cash flow from investing activities	(152,127)
Cash flow from financing activities	4,051
Effect of foreign exchange rate changes on cash
Net change in cash and cash equivalents	(1,144)
Cash and cash equivalents, beginning of year	(4,187)
Cash and cash equivalents, end of year	(5,331)
Guarantor Subsidiaries | Debt Securities Under Universal Shelf Registration Statement Form S-3
Schedule of condensed consolidating statements of cash flows
Cash flow from operating activities	135,532	469,230	275,914	136,974	36,982
Cash flow from investing activities	(137,404)	(465,767)	(277,965)	(136,489)	(40,862)
Cash flow from financing activities	(40)	(1,864)	(1,966)	(310)	(322)
Effect of foreign exchange rate changes on cash			0	0
Net change in cash and cash equivalents	(1,912)	1,599	(4,017)	175	(4,202)
Cash and cash equivalents, beginning of year	(4,462)	(445)	(445)	(620)	3,582
Cash and cash equivalents, end of year	(6,374)	1,154	(4,462)	(445)	(620)
Guarantor Subsidiaries | Debt Securities Under Universal Shelf Registration Statement Form S-4
Schedule of condensed consolidating statements of cash flows
Cash flow from operating activities		470,683	281,782	138,855	37,687
Cash flow from investing activities		(467,835)	(287,204)	(141,954)	(41,531)
Cash flow from financing activities		(1,628)	1,781	3,206	(520)
Effect of foreign exchange rate changes on cash			0	0
Net change in cash and cash equivalents		1,220	(3,641)	107	(4,364)
Cash and cash equivalents, beginning of year		(546)	(546)	(653)	3,711
Cash and cash equivalents, end of year		674	(4,187)	(546)	(653)
Non Guarantor Subsidiaries | Debt Securities Under Universal Shelf Registration Statement Form S-3
Schedule of condensed consolidating statements of cash flows
Cash flow from operating activities	95,057	58,797	241,018	100,115	54,659
Cash flow from investing activities	(130,368)	(192,592)	(367,197)	(134,762)	(55,493)
Cash flow from financing activities	21,943	145,695	167,328	31,586	45
Effect of foreign exchange rate changes on cash	(357)	(33)	(2,474)	(19)
Net change in cash and cash equivalents	(13,725)	11,867	38,675	(3,080)	(789)
Cash and cash equivalents, beginning of year	35,213	(3,462)	(3,462)	(382)	407
Cash and cash equivalents, end of year	21,488	8,405	35,213	(3,462)	(382)
Non Guarantor Subsidiaries | Debt Securities Under Universal Shelf Registration Statement Form S-4
Schedule of condensed consolidating statements of cash flows
Cash flow from operating activities	83,791	57,296	235,104	98,048	53,869
Cash flow from investing activities	(115,829)	(190,476)	(357,912)	(129,111)	(54,606)
Cash flow from financing activities	17,852	145,459	163,581	28,070	243
Effect of foreign exchange rate changes on cash	(357)	(33)	(2,474)	(19)
Net change in cash and cash equivalents	(14,543)	12,246	38,299	(3,012)	(494)
Cash and cash equivalents, beginning of year	34,938	(3,361)	(3,361)	(349)	145
Cash and cash equivalents, end of year	20,395	8,885	34,938	(3,361)	(349)
Magnum Hunter Resources Corporation Consolidated | Debt Securities Under Universal Shelf Registration Statement Form S-3
Schedule of condensed consolidating statements of cash flows
Cash flow from operating activities	73,868	49,165
Cash flow from investing activities	104,198	(658,720)
Cash flow from financing activities	(202,590)	619,499
Effect of foreign exchange rate changes on cash	(357)	(33)
Net change in cash and cash equivalents	(24,881)	9,911
Cash and cash equivalents, beginning of year	57,623	14,851	14,851
Cash and cash equivalents, end of year	32,742	24,762
Magnum Hunter Resources Corporation Consolidated | Debt Securities Under Universal Shelf Registration Statement Form S-4
Schedule of condensed consolidating statements of cash flows
Cash flow from operating activities	73,868	49,165
Cash flow from investing activities	104,198	(658,720)
Cash flow from financing activities	(202,590)	619,499
Effect of foreign exchange rate changes on cash	(357)	(33)
Net change in cash and cash equivalents	(24,881)	9,911
Cash and cash equivalents, beginning of year	57,623	14,851	14,851
Cash and cash equivalents, end of year	32,742	24,762
Eliminations | Debt Securities Under Universal Shelf Registration Statement Form S-3
Schedule of condensed consolidating statements of cash flows
Cash flow from operating activities			0	0	0
Cash flow from investing activities			0	0	0
Cash flow from financing activities			0	0	0
Effect of foreign exchange rate changes on cash			0	0
Net change in cash and cash equivalents			0	0	0
Cash and cash equivalents, beginning of year	0	0	0	0	0
Cash and cash equivalents, end of year			0	0	0
Eliminations | Debt Securities Under Universal Shelf Registration Statement Form S-4
Schedule of condensed consolidating statements of cash flows
Cash flow from operating activities			(1,210)	1,924	4,903
Cash flow from investing activities			3	(11)	19
Cash flow from financing activities			1,207	(1,913)	(4,922)
Effect of foreign exchange rate changes on cash			0	0
Net change in cash and cash equivalents			0	0	0
Cash and cash equivalents, beginning of year	0	0	0	0	0
Cash and cash equivalents, end of year			$ 0	$ 0	$ 0

SUBSEQUENT EVENTS (Details)	Jun. 30, 2013 Natural Gas Swaps Jan 2014 - Dec 2014 MMBTU	Jun. 30, 2013 Natural Gas Floors sold (put) Jan 2014 - Dec 2014 MMBTU	Jun. 30, 2013 Natural Gas Ceilings purchased (call) Jan 2014 - Dec 2014 MMBTU	Jun. 30, 2013 Natural Gas Ceilings sold (call) Jan 2014 - Dec 2014 MMBTU	Dec. 31, 2012 Natural Gas Ceilings sold (call) Jan 2014 - Dec 2014 MMBTU	Jun. 30, 2013 Crude Oil Floors sold (put) Jan 2014 - Dec 2014 bbl	Jun. 30, 2013 Crude Oil Floors sold (put) Jan 2015 - Dec 2015 bbl	Jun. 30, 2013 Crude Oil Ceilings sold (call) Jan 2015 - Dec 2015 bbl	Jun. 13, 2013 Subsequent event Natural Gas Swaps Apr 2013 - Dec 2013 MMBTU	Jun. 13, 2013 Subsequent event Natural Gas Swaps Jan 2014 - Dec 2014 MMBTU	Jun. 13, 2013 Subsequent event Natural Gas Floors purchased (put) Jan 2014 - Dec 2014 MMBTU	Jun. 13, 2013 Subsequent event Natural Gas Floors sold (put) Jan 2014 - Dec 2014 MMBTU	Jun. 13, 2013 Subsequent event Natural Gas Ceilings purchased (call) Apr 2013 - Dec 2013 MMBTU	Jun. 13, 2013 Subsequent event Natural Gas Ceilings purchased (call) Jan 2014 - Dec 2014 MMBTU	Jun. 13, 2013 Subsequent event Natural Gas Ceilings sold (call) Jan 2014 - Dec 2014 MMBTU	Jun. 13, 2013 Subsequent event Crude Oil Swaps Jan 2013 bbl	Jun. 13, 2013 Subsequent event Crude Oil Swaps Feb 2013 - Dec 2013 bbl	Jun. 13, 2013 Subsequent event Crude Oil Floors purchased (put) Feb 2013 - Dec 2013 bbl	Jun. 13, 2013 Subsequent event Crude Oil Floors sold (put) Feb 2013 - Dec 2013 bbl	Jun. 13, 2013 Subsequent event Crude Oil Ceilings purchased (call) Feb 2013 - Dec 2013 bbl	Jun. 13, 2013 Subsequent event Crude Oil Ceilings sold (call) Jan 2015 - Dec 2015 bbl
SUBSEQUENT EVENTS
Natural gas commodity derivatives contract units per day (MMBTU)	5,000	10,000	10,000	26,000	16,000				10,000	5,000	10,000	10,000	10,000	10,000	10,000
Crude oil commodity derivatives contract units per day (Bbl)						663	259	1,570								2,200	4,450	1,750	4,000	2,250	1,570
Price per unit		3.75	6.15	5.47	5.91	65	70	120	3.83	4.26	4.25	3.75	6	6.15	4.78	94	93	90	80	100	120

SUBSEQUENT EVENTS (Details 2) (USD $)	6 Months Ended		12 Months Ended						6 Months Ended	12 Months Ended					0 Months Ended					12 Months Ended					6 Months Ended			6 Months Ended				0 Months Ended								6 Months Ended								6 Months Ended
Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2013 Series E Cumulative Convertible Preferred Stock	Dec. 31, 2012 Series E Cumulative Convertible Preferred Stock	Dec. 31, 2011 Series E Cumulative Convertible Preferred Stock	Jun. 30, 2013 Series D Cumulative Preferred Stock	Dec. 31, 2012 Series D Cumulative Preferred Stock	Dec. 31, 2011 Series D Cumulative Preferred Stock	Jun. 30, 2013 Series A Preferred Stock	Dec. 31, 2012 Series A Preferred Stock	Dec. 31, 2011 Series A Preferred Stock	Jan. 17, 2013 Officers, executives, and employees	Jan. 17, 2013 Board members	Jan. 17, 2013 Stock Option Term 10 Years Officers, executives, and employees	Jan. 17, 2013 Stock Option Term 5 Years Officers, executives, and employees	Apr. 02, 2012 Eureka Hunter Holdings, LLC Series A Preferred Stock	Dec. 31, 2012 Ridgeline Eureka Hunter Holdings, LLC Series A Preferred Stock	Apr. 11, 2013 Ridgeline Eureka Hunter Holdings, LLC Series A Preferred Stock	Aug. 07, 2013 Subsequent event	Jan. 17, 2013 Subsequent event	Dec. 31, 2012 Subsequent event	Jun. 13, 2013 Subsequent event Series E Cumulative Convertible Preferred Stock	Jun. 13, 2013 Subsequent event Series D Cumulative Preferred Stock	Jan. 17, 2013 Subsequent event Series D Cumulative Preferred Stock	Jun. 13, 2013 Subsequent event Maximum Series E Cumulative Convertible Preferred Stock	Jun. 13, 2013 Subsequent event Maximum Series D Cumulative Preferred Stock	Jun. 13, 2013 Subsequent event Minimum Series E Cumulative Convertible Preferred Stock	Jun. 13, 2013 Subsequent event Minimum Series D Cumulative Preferred Stock	Jul. 30, 2013 Subsequent event Eureka Hunter Holdings, LLC Series A Preferred Stock	Jul. 25, 2013 Subsequent event Eureka Hunter Holdings, LLC Series A Preferred Stock	Jun. 30, 2013 Subsequent event Eureka Hunter Holdings, LLC Series A Preferred Stock	Jun. 13, 2013 Subsequent event Eureka Hunter Holdings, LLC Series A Preferred Stock	Apr. 11, 2013 Subsequent event Eureka Hunter Holdings, LLC Series A Preferred Stock	Apr. 11, 2013 Subsequent event Ridgeline Eureka Hunter Holdings, LLC Series A Preferred Stock	Dec. 31, 2012 Revolving Credit Facility [Member]	Jun. 30, 2013 Revolving Credit Facility [Member] Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member]	Jun. 30, 2013 Revolving Credit Facility [Member] Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Subsequent event	Aug. 07, 2013 Revolving Credit Facility [Member] Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Subsequent event	Aug. 06, 2013 Revolving Credit Facility [Member] Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Subsequent event	Aug. 07, 2013 Revolving Credit Facility [Member] Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Subsequent event Maximum	Aug. 06, 2013 Revolving Credit Facility [Member] Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Subsequent event Maximum	Aug. 07, 2013 Revolving Credit Facility [Member] Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Subsequent event Minimum	Aug. 06, 2013 Revolving Credit Facility [Member] Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Subsequent event Minimum	Jun. 30, 2013 Revolving Credit Facility [Member] Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Subsequent event Eureka Hunter Holdings, LLC	Jun. 30, 2013 Fiscal Quarter Ending March 31, 2014 [Member] Revolving Credit Facility [Member] Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Subsequent event	Jun. 30, 2013 Fiscal Period Ending December 31, 2014 [Member] Revolving Credit Facility [Member] Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Subsequent event	Jun. 30, 2013 Fiscal Quarter Ending September 30, 2013 [Member] Revolving Credit Facility [Member] Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Subsequent event	Jun. 30, 2013 Fiscal Quarter Ending December 31, 2013 [Member] Revolving Credit Facility [Member] Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Subsequent event	Jun. 30, 2013
Fiscal Period Starting March 31, 2014 and Thereafter [Member]
Revolving Credit Facility [Member]
Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member]
Subsequent event
																																																					Jun. 30, 2013 Period August 1, 2013 and Thereafter [Member] Revolving Credit Facility [Member] Eighteenth Amendment to Second Amended and Restated Credit Agreement [Member] Subsequent event
SUBSEQUENT EVENTS
Stock issued (in shares)									216,068	2,771,263	1,437,558														27,906	216,068
Stocks issued, price (in dollars per share)																												$ 24.25	$ 46.02	$ 24.2	$ 44.54
Proceeds from stock issuance	$ 10,181,000	$ 50,883,000	$ 144,635,000	$ 94,764,000	$ 63,444,000				$ 9,600,000	$ 122,500,000										$ 148,600,000					$ 663,000	$ 9,600,000
Preferred Stock, shares outstanding						3,722	3,705	0	4,424,889	4,208,821	1,437,558		7,672,892												3,721,556	4,424,889
Grants (in shares)															3,942,575	420,000	3,080,000	862,575
Exercise price (in dollars per share)															$ 4.16
Expiration period (in years)																10 years	10 years	5 years
Vesting period (in years)															3 years
Vesting rights (as a percent)															25.00%
Common stock, shares authorized (shares)	350,000,000		250,000,000	250,000,000																				250,000,000			350,000,000
Number of shares authorized under stock incentive plan (shares)	27,500,000		20,000,000																				27,500,000	20,000,000
Preferred Stock, shares issued												8,902,326	7,672,892	0					622,641	7,590,000	1,000,000												88,901		229,434		1,000,000
Value of common units issued related to acquisitions																			12,500,000		19,800,000												1,800,000		4,600,000		19,800,000
Payments of Ordinary Dividends, Preferred Stock and Preference Stock	10,424,000	9,531,000	26,839,000	14,007,000	2,492,000																											1,800,000
Ownership percentage (percent)																																		39.90%		39.50%
Debt Instrument Covenant Consolidated Debt To Consolidated Earnings Before Interest Taxes Depreciation Amortization Exploration Expenses																																								2								4.5	4.25
Debt Instrument Covenant Consolidated Earnings Before Interest Taxes Depreciation Amortization Exploration Expenses To Consolidated Interest Expense Ratio																																																		2	2.25	2.5
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures																																															32,000,000
Line of Credit Facility, Current Borrowing Capacity	265,000,000																																					337,500,000									75,000,000
Senior Note Basket, After Amendment																																								600,000,000
Senior Note Basket, Prior to Amendment																																								800,000,000
Investment Basket for Unrestricted Subsidiaries																																							7,500,000		12,500,000	7,500,000
Investment Basket For Unrestricted Subsidiaries After 2013 Fiscal Year																																									7,500,000
Leasehold Capital Expenditures																																																					40,000,000
Borrowing Base Limit																						$ 75,000,000
Debt Instrument Increase In Basis Points From Amendment																																									50.00%
Debt Instrument, Basis Spread on Variable Rate																																											325.00%	275.00%	250.00%	200.00%

SUBSEQUENT EVENTS (Details 3) (USD $)	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Jun. 30, 2013 Revolving Credit Facility [Member]	Apr. 13, 2013 Revolving Credit Facility [Member]	Feb. 25, 2013 Revolving Credit Facility [Member]	Dec. 31, 2012 Revolving Credit Facility [Member]	Dec. 31, 2011 Revolving Credit Facility [Member]	Feb. 25, 2013 Fourteenth Amendment to the Second Amended and Restated Credit Agreement Revolving Credit Facility [Member] Subsequent event	Dec. 31, 2012 Fourteenth Amendment to the Second Amended and Restated Credit Agreement Revolving Credit Facility [Member] Subsequent event	Mar. 17, 2013 Fifteenth Amendment to the Second Amended and Restated Credit Agreement Revolving Credit Facility [Member] Subsequent event	Apr. 13, 2013 Eagle Ford Hunter	Apr. 02, 2013 Eagle Ford Hunter Sixteenth Amendment to the Second Amended and Restated Credit Agreement Revolving Credit Facility [Member]	Apr. 02, 2013 Eagle Ford Hunter Sixteenth Amendment to the Second Amended and Restated Credit Agreement Revolving Credit Facility [Member] Subsequent event	Apr. 23, 2013 Eagle Ford Hunter Seventeenth Amendment to the Second Amended and Restated Credit Agreement Revolving Credit Facility [Member]	Dec. 31, 2012 Eagle Ford Hunter Seventeenth Amendment to the Second Amended and Restated Credit Agreement Revolving Credit Facility [Member]	Apr. 23, 2013 Eagle Ford Hunter Seventeenth Amendment to the Second Amended and Restated Credit Agreement Revolving Credit Facility [Member] Subsequent event	Dec. 31, 2012 Eagle Ford Hunter Seventeenth Amendment to the Second Amended and Restated Credit Agreement Revolving Credit Facility [Member] Subsequent event
SUBSEQUENT EVENTS
Conforming borrowing base					$ 265,000,000	$ 350,000,000	$ 306,250,000		$ 350,000,000	$ 306,250,000					$ 265,000,000	$ 350,000,000	$ 265,000,000	$ 350,000,000
Principal amount									800,000,000	650,000,000
Possible future issuance of senior unsecured notes									200,000,000
Long-term debt, principal amount, outstanding	669,671,000	890,760,000	290,389,000	0			225,000,000	142,000,000	600,000,000
Automatic reduction in borrowing base per dollar of the principal amount of any senior unsecured notes issued by the Company in the future									0.25
Borrowing base per dollar of the principal amount of any senior unsecured notes issued by the Company in the future									$ 1
Numbers of business days prior to indenture delivery date (days)											3 days
Waiver of required percentage of consideration received for sale of disposal group (percent)													100.00%	100.00%
Equity ownership interest sold (as a percent)												100.00%			100.00%		100.00%
Number of days for extension of annual audited financial statements (days)															57 days		57 days
Number of days for extension of first quarter financial statements (days)																	30 days

SUBSEQUENT EVENTS (Details 4) (Subsequent event, USD $) In Millions, except Share data, unless otherwise specified	0 Months Ended
	Mar. 07, 2013	May 01, 2013
SUBSEQUENT EVENTS
Equity afffiliate, second subsequent funding allocated percentage	60.00%
Eureka Holdings
SUBSEQUENT EVENTS
Equity contribution to subsidiary	$ 30
Consolidated controlling interest (as a percent)		58.30%
Class A Common Units | Eureka Holdings
SUBSEQUENT EVENTS
Shares exchangeable for equity contribution (shares)	1,500,000
Ridgeline or another affiliate of ArcLight
SUBSEQUENT EVENTS
Equity afffiliate, next funding	20
ArcLight and Magnum Hunter
SUBSEQUENT EVENTS
Equity afffiliate, second subsequent funding	$ 70.5
ArcLight
SUBSEQUENT EVENTS
Equity afffiliate, second subsequent funding allocated percentage	40.00%

SUBSEQUENT EVENTS (Details 5) (USD $)	0 Months Ended		1 Months Ended				1 Months Ended
	Jun. 24, 2011 Drilling Contract Commitments	Dec. 31, 2012 Drilling Contract Commitments Maximum	Apr. 24, 2013 Eagle Ford Hunter	Apr. 24, 2013 Eagle Ford Hunter Senior Revolving Credit Facility	Apr. 24, 2013 Subsequent event Eagle Ford Hunter	Jun. 30, 2013 Subsequent event Eagle Ford Hunter	Apr. 24, 2013 Subsequent event Eagle Ford Hunter Senior Revolving Credit Facility
SUBSEQUENT EVENTS
Total consideration received			$ 422,100,000		$ 422,100,000	$ 29,500,000
Cash consideration received			379,800,000		379,800,000
Consideration received, number of shares of common stock received			10,000,000		10,000,000
Consideration received, value of common stock received			42,300,000		42,300,000
Extinguishment of Debt, Amount				325,000,000			325,000,000
Term of commitment	40 months
Remaining maximum liability		$ 10,700,000

SUBSEQUENT EVENTS (Details 6) (Utica formation, Drilling rig, USD $) In Millions, unless otherwise specified	0 Months Ended
	May 07, 2013	Jun. 01, 2013
SUBSEQUENT EVENTS
Purchase of drilling rig	$ 14.6
Remaining amount due in equal installments over twelve months	1.1
Subsequent event
SUBSEQUENT EVENTS
Purchase of drilling rig	10.1
Remaining amount due in equal installments over twelve months		$ 1.1

Guarantee Guarantee (Details) (USD $)	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Segment Reporting Information
Long-term Debt	$ 669,671,000	$ 890,760,000	$ 290,389,000
Senior Notes
Segment Reporting Information
Long-term Debt	600,000,000
Prc Williston Llc [Member]
Segment Reporting Information
Long-term Debt		600,000,000
Prc Williston Llc [Member] | Minimum
Segment Reporting Information
Debt Instrument, Debt Default, Trustee or Holders Percentage of Principal Able to Declare Debt Due or Payable Immediately		25.00%
Prc Williston Llc [Member] | Affiliated Entity [Member] | Indirect Guarantee of Indebtedness [Member] | Senior Notes
Segment Reporting Information
Long-term Debt	$ 600,000,000
Prc Williston Llc [Member] | Affiliated Entity [Member] | Indirect Guarantee of Indebtedness [Member] | Minimum | Senior Notes
Segment Reporting Information
Debt Instrument, Debt Default, Trustee or Holders Percentage of Principal Able to Declare Debt Due or Payable Immediately	25.00%

SUPPLEMENTAL OIL AND GAS DISCLOSURES (UNAUDITED) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Costs Incurred, Oil and Gas Property Acquisition, Exploration, and Development Activities [Line Items]
Exploration costs	$ 165,789	$ 112,606	$ 43,466
Development costs	262,486	101,151	13,641
Costs incurred, acquisition of oil and gas properties, Total	1,002,009	843,728	159,077
Prc Williston Llc [Member]
Costs Incurred, Oil and Gas Property Acquisition, Exploration, and Development Activities [Line Items]
Acquisition costs	0	0	0
Exploration costs	0	0	1
Development costs	49	0	80
Costs incurred, acquisition of oil and gas properties, Total	$ 49	$ 0	$ 81

SUPPLEMENTAL OIL AND GAS DISCLOSURES (UNAUDITED) (Total Reserve) (Details)	12 Months Ended
	Dec. 31, 2012 MBbls	Dec. 31, 2011 MBbls	Dec. 31, 2010 MBbls
Crude oil and Condensate
Summary of estimating quantities of proved reserves data
Beginning balance	21,709	6,824	4,609
Extensions, discoveries, and other additions	3,415	2,687	890
Production	(2,343)	(869)	(384)
Revisions of previous estimates	12,568	6,937	(112)
Ending balance	45,952	21,709	6,824
Developed reserves, included above:	22,617	9,179	3,720
Natural Gas
Summary of estimating quantities of proved reserves data
Beginning balance	139,237	39,452	9,364
Extensions, discoveries, and other additions	544	22,399	13,822
Production	(14,824)	(6,854)	(1,227)
Revisions of previous estimates	25,644	40,494	541
Ending balance	162,620	139,237	39,452
Developed reserves, included above:	125,526	90,198	18,888
Prc Williston Llc [Member] | Crude oil and Condensate
Summary of estimating quantities of proved reserves data
Beginning balance	2,118	2,416	2,972
Extensions, discoveries, and other additions			(444)
Production	(98)	(103)	(112)
Revisions of previous estimates	15	(195)
Ending balance	2,035	2,118	2,416
Developed reserves, included above:	1,170	1,209	1,161
Prc Williston Llc [Member] | Natural Gas
Summary of estimating quantities of proved reserves data
Beginning balance	595	558	757
Extensions, discoveries, and other additions			(94)
Production	(69)	(82)	(105)
Revisions of previous estimates	65	119
Ending balance	591	595	558
Developed reserves, included above:	591	594	504

SUPPLEMENTAL OIL AND GAS DISCLOSURES (UNAUDITED) (Standardized Measure of Discounted Future Net Cash Flows) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves [Line Items]
Future cash inflows	$ 4,248,384	$ 2,409,249	$ 709,788
Future production costs	(1,520,260)	(765,048)	(253,544)
Future development costs	(603,809)	(330,007)	(77,216)
Future net cash flows	1,893,815	1,060,473	290,795
10% annual discount for estimated timing of cash flows	(1,046,162)	(586,077)	(162,836)
Standardized measure of discounted future net cash flows	847,653	474,396	127,959
Prc Williston Llc [Member]
Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves [Line Items]
Future cash inflows	159,290	185,867	166,661
Future production costs	(60,207)	(79,959)	(65,638)
Future development costs	(6,966)	(7,192)	(8,360)
Future net cash flows	92,117	98,716	92,663
10% annual discount for estimated timing of cash flows	(48,287)	(47,401)	(46,098)
Standardized measure of discounted future net cash flows	$ 43,830	$ 51,315	$ 46,565

SUPPLEMENTAL OIL AND GAS DISCLOSURES (UNAUDITED) (Changes in Discounted Cash Flow) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 13, 2009
Changes in standardized measure of discounted future net cash flow relating to proved oil and gas reserves
Balance, beginning of period	$ 474,396		$ 127,959		$ 47,388
Net changes in sales and transfer prices and in production (lifting) costs related to future production	13,647		49,498		17,133
Changes in estimated future development costs	(391,318)		(167,399)		(50,950)
Sales and transfers of oil and gas produced during the period	(179,384)		(71,724)		(19,054)
Net changes due to revisions of previous quantity estimates	290,500	[1]	235,163	[1]	(355)	[1]
Previously estimated development costs incurred during the period	245,168		24,740		25,020
Accretion of discount	85,377		27,029		2,740
Changes in timing and other	22,436	[2]	824	[2]	(1,863)	[2]
Standardized measure of discounted future net cash flows	847,653		474,396		127,959
Prc Williston Llc [Member]
Changes in standardized measure of discounted future net cash flow relating to proved oil and gas reserves
Balance, beginning of period	51,315		46,565				45,681
Net changes in sales and transfer prices and in production (lifting) costs related to future production	(1,454)		9,324		11,320
Changes in estimated future development costs	108		1,074		4,277
Sales and transfers of oil and gas produced during the period	(2,650)		(3,566)		(3,259)
Net changes due to revisions of previous quantity estimates	571		(5,846)		(15,431)
Previously estimated development costs incurred during the period	0		0		80
Accretion of discount	5,132		4,656		3,442
Changes in timing and other	(9,192)		(892)		455
Standardized measure of discounted future net cash flows	$ 43,830		$ 51,315		$ 46,565		$ 45,681

[1]	The Company's net changes due to revisions of previous quantity estimates primarily reflect upward revisions to recoverable quantities of oil and gas minerals assuming existing prices and technology. For the year ended December 31, 2012, the Company made upward revisions of 12,568 mbbls of oil and natural gas liquids and 25,644 mmcf of natural gas. For the year ended December 31, 2011, the Company made upward revisions of 6,937 mbbls of oil and natural gas liquids and 40,494 mmcf of natural gas.
[2]	The Company's changes in timing and other primarily represent changes in the Company's estimates of when proved reserve quantities will be realized. The reserves as of December 31, 2012, reflect accelerated recovery of minerals due to purchases of minerals in place and capital expenditures incurred to develop properties.

SUPPLEMENTAL OIL AND GAS DISCLOSURES (UNAUDITED) (Commodity Prices) (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Oil (per bbl)
Average Sales Price and Production Costs Per Unit of Production
Commodity prices inclusive of adjustments for quality and location	88.37	96.19	79.43
Gas (per mcf)
Average Sales Price and Production Costs Per Unit of Production
Commodity prices inclusive of adjustments for quality and location	3.08	4.11	4.37
Prc Williston Llc [Member] | Oil (per bbl)
Average Sales Price and Production Costs Per Unit of Production
Commodity prices inclusive of adjustments for quality and location	77.9	86.86	68.59
Prc Williston Llc [Member] | Gas (per mcf)
Average Sales Price and Production Costs Per Unit of Production
Commodity prices inclusive of adjustments for quality and location	1.24	3.11	1.78